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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06463

                         AIM International Mutual Funds
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 10/31

Date of reporting period: 10/31/07

Item 1. Reports to Stockholders.

INTERNATIONAL/
GLOBAL EQUITY

                                AIM Asia Pacific Growth Fund
                                Annual Report to Shareholders - October 31, 2007

Emerging Markets

Table of Contents

Letters to Shareholders .........    2
Performance Summary .............    4
Management Discussion ...........    4
Long-term Fund Performance ......    6
Supplemental Information ........    8
Schedule of Investments .........    9
Financial Statements ............   12
Notes to Financial Statements ...   15
Financial Highlights ............   22
Auditor's Report ................   25
Fund Expenses ...................   26
Approval of Advisory Agreement ..   27          [COVER GLOBE IMAGE]
Tax Information .................   29
Trustees and Officers ...........   30

[AIM INVESTMENT SOLUTIONS]

         [GRAPHIC]   [GRAPHIC]
         [DOMESTIC     [FIXED
          EQUITY]      INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

      [GRAPHIC]      [GRAPHIC]
       [SECTOR    [INTERNATIONAL/
       EQUITY]     GLOBAL EQUITY]

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

AIM Asia Pacific Growth Fund

                         Dear Shareholders of the AIM Family of Funds:

                         I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review and factors that affected its performance. The following pages contain important information that answers questions you may have about your investment.
      [TAYLOR
        PHOTO]              Despite notable volatility at points throughout the fiscal year ended October 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S.
                         Federal Reserve Board (the Fed) to reassure skittish markets, among other factors.
   Philip Taylor

                            At its September 18, 2007, meeting, the Fed cut the federal funds target rate for the first time since
                         June 2003.(1) The cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address investor concerns about a weak housing market generally and problems in the subprime mortgage market specifically. The Fed's action triggered an immediate and broad stock market rally. The Fed cut this key interest rate again on October 31, 2007.(1)

                            At AIM Investments --REGISTERED TRADEMARK--, we know that market conditions change--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                         o  Domestic, global and international equity funds

                         o  Taxable and tax-exempt fixed-income funds

                         o  Allocation portfolios, with risk/return characteristics to match your needs

                         o  AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares
                            --REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears

                            I encourage you to talk with your financial advisor if you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                         In conclusion

                         My colleague, Bob Graham, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instrumental in transforming AIM from a small investment management firm into one of America's most respected mutual fund companies--and, in 1997, into a global independent retail and institutional investment manager.

                            In May, with shareholder approval, AIM Investments' parent company changed its name from AMVESCAP PLC to
                         Invesco Ltd., uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                            We at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                         Sincerely,


                         /S/ PHILIP TAYLOR

                         Philip Taylor
                         President - AIM Funds
                         CEO, AIM Investments

                         December 17, 2007

                         Source: (1)U.S. Federal Reserve Board

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Asia Pacific Growth Fund

                         Dear Fellow Shareholders:

                         In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM
                         Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards.
      [CROCKETT
        PHOTO]              Your Board welcomes two new members: Marty Flanagan, President and CEO of INVESCO, AIM's parent company, and Phil Taylor, who was named CEO of AIM Investments --REGISTERED TRADEMARK-- in April 2006. Robert
                         Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as vice chairman of the Board. We thank Bob for his many contributions and wish him a long and happy future.
   Bruce L. Crockett
                            Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous improvement. In general, as of October 31, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as I write this letter, the overall trend in fund management and performance has been positive.

                            The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn Kelley to Head of INVESCO's Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen's direction, AIM's cash management organization grew to one of the world's largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve
                         (as of October 31, 2007).

                            In other news, your Board took a more active role in preparing for "proxy season," the period when fund managers must vote the shares held by their funds "for" or "against" various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

                            In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and "say for pay." The AIM Funds voted against directors whom AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against "poison pill" and "take under" proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the "About Us" tab, then go to "Required Notices" and "Proxy
                         Voting Activity."

                            Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.

                            Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and
                         AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in
                         2005. For more information on this process, please visit AIMinvestments.com. Click on the "Products and
                         Performance" tab and go to "Investment Advisory Agreement Renewals."

                            Your Board's ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

                            1) How important is it to you to hear about your Board's decisions and activities in these letters?

                            2) What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

                            3) Would you prefer that communications from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

                            If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there.

                            We need to hear from you to do our best job, and I look forward to your responses.

                         Sincerely,


                         /S/ BRUCE L. CROCKETT

                         Bruce L. Crockett
                         Independent Chair
                         AIM Funds Board of Directors

                         December 17, 2007

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Asia Pacific Growth Fund

Management's discussion of Fund performance                                           While research responsibilities within the
                                                                                   portfolio management team are focused by
================================================================================   market capitalization, such as large-or
PERFORMANCE SUMMARY                                                                mid/small-cap, we select investments for the
                                                                                   Fund by using a bottom-up investment
Steady market gains over the first half of the year under review, aided by         approach, which means that we construct the
improving corporate earnings and record levels of merger and acquisition           Fund primarily on a stock-by-stock basis. We
activity, were followed by a more uneven climb by markets over the second half     focus on the strengths of individual
of the review period. Market volatility increased during the year due to           companies rather than sectors, countries or
negative news in areas of the U.S. economy, as well as problems emanating from     market-cap trends.
the U.S. subprime mortgage market, which spread globally.
                                                                                      We believe disciplined sell decisions are
   Within this environment we are pleased to once again have provided              key to successful investing. We consider
shareholders with double-digit Fund returns at net asset value. As the table       selling a stock for one of the following
illustrates, your Fund, excluding applicable sales charges, significantly          reasons:
outperformed its broad market benchmark but underperformed its style-specific
benchmark. The impressive strength of emerging Asian equities enabled us to        o A company's fundamentals deteriorate, or
outperform our broad market index, which is composed of stocks from developed      it posts disappointing earnings.
nations. We attribute our underperformance versus the style-specific benchmark
to the Fund's returns in China and Hong Kong.                                      o A stock's price seems overvalued.

   Your Fund's long-term performance appears later in this report.                 o A more attractive opportunity becomes
                                                                                   available.
FUND VS. INDEXES
                                                                                   Market conditions and your Fund
Total returns, 10/31/06 - 10/31/07, excluding applicable sales charges. If
sales charges were included, returns would be lower.                               Asian stock markets significantly
                                                                                   outperformed developed stock markets over
Class A Shares                                                   60.00%            the 12-month period ending October 31, 2007,
Class B Shares                                                   58.88             although concerns about the U.S. subprime
Class C Shares                                                   58.86             mortgage market and wider credit issues
MSCI EAFE Index* (Broad Market Index)                            24.91             triggered some falls toward the end of the
MSCI AC Asia Pacific Ex-Japan Index* (Style-Specific Index)      66.76             review period.(1) Asian macroeconomic data
Lipper Pacific Region Ex-Japan Funds Index* (Peer Group Index)   72.82             remained strong despite concerns over a U.S.
SOURCE: *LIPPER INC.                                                               slowdown. Corporate earnings results also
================================================================================   provided positive news with companies
                                                                                   generally releasing in-line or
How we invest                             Quality, Valuation) strategy focuses     better-than-expected figures. This positive
                                          primarily on identifying quality         backdrop allowed a number of Asian markets
When selecting stocks for your Fund, we   companies that have experienced, or      to deliver strong positive performance
employ a disciplined investment           exhibit the potential for,               results during the period, with markets such
strategy that emphasizes fundamental      accelerating or above-average earnings   as China, Hong Kong and India taking the
research, supported by both               growth but whose prices do not fully     lead.
quantitative analysis and portfolio       reflect these attributes.
construction techniques. Our EQV
(Earnings,
                                                                                                                         (continued)
=======================================   ======================================   =================================================

   PORTFOLIO COMPOSITION                  TOP FIVE COUNTRIES*                      TOP 10 EQUITY HOLDINGS*

By sector                                 1. Australia                      16.2%  1.  WCT Engineering Berhad (Malaysia)       2.3%
Industrials                        21.0%  2. Hong Kong                      14.8   2.  Ezra Holdings Ltd. (Singapore)          2.3
Financials                         19.1   3. South Korea                    11.8   3.  Bharat Heavy Electricals Ltd. (India)   2.1
Consumer Discretionary             17.4   4. Malaysia                        9.3   4.  CSL Ltd. (Australia)                    2.0
Information Technology              8.7   5. China                           8.8   5.  Cnooc Ltd.-ADR (Hong Kong)              2.0
Energy                              6.5                                            6.  BHP Billiton Ltd. (Australia)           2.0
Materials                           5.8   Total Net Assets        $870.0 million   7.  Hutchison Whampoa Ltd.
Consumer Staples                    5.4                                                (Hong Kong)                             1.8
Health Care                         3.1   Total Number of Holdings*           93   8.  Esprit Holdings Ltd. (Hong Kong)        1.8
Telecommunication Services          2.6                                            9.  SP Setia Berhad (Malaysia)              1.8
Utilities                           1.8                                            10. Keppel Corp. Ltd. (Singapore)           1.8
Money Market Funds Plus Other
Assets Less Liabilities             8.6

The Fund's holdings are subject to
change, and there is no assurance that
the Fund will continue to hold any
particular security.
* Excluding money market fund holdings.

=======================================   ======================================

AIM Asia Pacific Growth Fund

   From a Fund perspective, the overall       cautious from a valuation perspective       PARTICULAR SECURITY. THE INFORMATION IS
quality of the portfolio and the              and stayed out of these names.              NOT A COMPLETE ANALYSIS OF EVERY ASPECT
performance of individual securities                                                      OF ANY MARKET, COUNTRY, INDUSTRY,
largely explained the Fund's solid absolute      The Fund also benefited from its         SECURITY OR THE FUND. STATEMENTS OF FACT
results. Holdings across Australia, Taiwan,   all-cap flexibility, which enables it to    ARE FROM SOURCES CONSIDERED RELIABLE,
Malaysia and Singapore enabled the Fund to    invest across a wide range of the           BUT A I M ADVISORS, INC. MAKES NO
deliver more than 50% returns in each of      market-cap spectrum. We believe that the    REPRESENTATION OR WARRANTY AS TO THEIR
these markets.                                small/mid-cap universe remains less         COMPLETENESS OR ACCURACY. ALTHOUGH
                                              efficient, consequently allowing us to      HISTORICAL PERFORMANCE IS NO GUARANTEE
   Although stronger growth opportunities     identify attractive investment              OF FUTURE RESULTS, THESE INSIGHTS MAY
elsewhere in the region resulted in an        opportunities that the market may not       HELP YOU UNDERSTAND OUR INVESTMENT
underweight position in Australian equities   follow closely. While overall valuations    MANAGEMENT PHILOSOPHY.
compared to the style-specific benchmark,     for the mid-and small-cap areas of the
solid stock selection in health care and      market look fully valued, we continue to       See important Fund and index
industrial-related stocks enabled the Fund    find stock-specific opportunities that         disclosures later in this report.
to outperform the index in this market.       meet our investment criteria.
Australian pharmaceutical manufacturer CSL                                                             Shuxin Cao
LIMITED, a top-10 holding and top                Foreign exchange was another                 [CAO     Chartered Financial
contributor, was up more than 130% for the    contributor to Fund performance. Because       PHOTO]    Analyst, senior portfolio
period. In Malaysia, our ability to           we do not typically hedge currencies--we                 manager, is co-manager of AIM
identify and invest in construction firm      buy stocks in their local currency and      Asia Pacific Growth Fund. He joined AIM
WCT ENGINEERING and real estate developer     then translate that value back into         in 1997. Mr. Cao graduated from Tianjin
SP SETIA--stocks not represented in the       dollars--foreign currency appreciation      Foreign Language Institute with a B.A.
index--enabled the Fund to nearly double      versus the U.S. dollar boosted Fund         in English. He also earned an M.B.A.
the index return in this market.              performance                                 from Texas A&M University and is a
                                                                                          certified public accountant.
   As noted, China led market performance,    In closing
delivering more than 150% during the                                                                     Mark Jason
12-month period.(1) The Fund reflected        Over the past 12 months, the Fund has           [JASON     Chartered Financial
these results, returning double-digit         experienced strong double-digit returns          PHOTO]    Analyst, portfolio
returns in this market. Again, stock          with some of our underlying investments                    manager, is co-manager of
selection was the driver of absolute          up more than 150% for the period. It        AIM Asia Pacific Growth Fund. He joined
results. PING AN INSURANCE and XINYI GLASS    would be imprudent for us to suggest        AIM in 2001 as a senior equity analyst.
HOLDINGS delivered stellar results over the   that such a level of performance is         He spent more than five years focusing
period. Ping An Insurance, a leader in the    sustainable over the long term. However,    on Asian and Latin American stocks
under-penetrated Chinese insurance market,    we believe that Asia is in much better      before assuming his current duties in
continued to report strong earnings growth    shape fundamentally when compared with      2007. Mr. Jason earned a Bachelor of
and benefited from robust liquidity in        the circumstances surrounding the           Science degree in finance and a Bachelor
Chinese equities. Likewise, Xinyi Glass       financial crisis of 1997. Corporate debt    of Science degree in real estate from
Holdings, a Chinese automobile and            levels are much lower, earnings continue    the University of California at
construction glass manufacturer, enjoyed      to be strong and corporations are           Northridge.
strong profit growth, new capacity            generating much higher rates of return
expansion and secular growth in the export    on equity than those in 1997. Despite                       Barrett K. Sides
markets. Both stocks were up over 300% for    these improved fundamentals, a                   [SIDES     Senior portfolio manager,
the period.                                   liquidity-driven rally over the past few         PHOTO]     is co-manager of AIM Asia
                                              months that has stretched valuation in                      Pacific Growth Fund. He
   As previously noted, the Fund did          certain Asian markets keeps us cautious     joined AIM in 1990. Mr. Sides graduated
underperform its style-specific index,        on the region in the short term.            with a B.S. in economics from Bucknell
primarily due to the Fund's relative                                                      University. He also earned an M.B.A. in
returns in China and Hong Kong. Although         We welcome new shareholders who          international business from the
the Fund delivered strong returns in both     invested in the Fund during the             University of St. Thomas.
markets, lack of exposure to certain strong   reporting period and thank all our
index names detracted from relative           shareholders for your continued             Assisted by the Asia Pacific/Latin
results. We missed out on strong-performing   investment in AIM Asia Pacific Growth       America Team
index heavyweights China Life Insurance,      Fund.
PetroChina and wireless operator China
Mobile. All three surged during the period,   Source: (1)Lipper Inc.
contributing to gains in the index and
detracting from relative Fund results. We     THE VIEWS AND OPINIONS EXPRESSED IN
were                                          MANAGEMENT'S DISCUSSION OF FUND
                                              PERFORMANCE ARE THOSE OF A I M ADVISORS,
                                              INC. THESE VIEWS AND OPINIONS ARE
                                              SUBJECT TO CHANGE AT ANY TIME BASED ON
                                              FACTORS SUCH AS MARKET AND ECONOMIC
                                              CONDITIONS. THESE VIEWS AND OPINIONS MAY
                                              NOT BE RELIED UPON AS INVESTMENT ADVICE
                                              OR RECOMMENDATIONS, OR AS AN OFFER FOR A

AIM Asia Pacific Growth Fund

Your Fund's long-term performance

Past performance cannot guarantee                This chart, which is a logarithmic
comparable future results.                    chart, presents the fluctuations in the
                                              value of the Fund and its indexes. We
   The data shown in the chart include        believe that a logarithmic chart is more
reinvested distributions, applicable          effective than other types of charts in
sales charges, Fund expenses and              illustrating changes in value during the
management fees. Index results include        early years shown in the chart. The
reinvested dividends, but they do not         vertical axis, the one that indicates
reflect sales charges. Performance of an      the dollar value of an investment, is
index of funds reflects fund expenses         constructed with each segment
and management fees; performance of a         representing a percent change in the
market index does not. Performance shown      value of the investment. In this chart,
in the chart and table(s) does not            each segment represents a doubling, or
reflect deduction of taxes a shareholder      100% change, in the value of the
would pay on Fund distributions or sale       investment. In other words, the space
of Fund shares. Performance of the            between $5,000 and $10,000 is the same
indexes does not reflect the effects of       size as the space between $10,000 and
taxes.                                        $20,000, and so on.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
INDEX DATA FROM 10/31/97, FUND DATA FROM 11/3/97

                          AIM ASIA PACIFIC   AIM ASIA PACIFIC   AIM ASIA PACIFIC               LIPPER PACIFIC REGION
                           GROWTH FUND         GROWTH FUND         GROWTH FUND     MSCI EAFE       EX-JAPAN FUNDS
                 DATE     -CLASS A SHARES     -CLASS B SHARES   -CLASS C SHARES     INDEX(1)          INDEX(1)

             10/31/97                                                              $   10000          $10000
                11/97           $8401             $8890               $8890          9898.06            9650
                12/97            8174              8650                8650          9984.39            9400
                 1/98            7834              8280                8290         10441.02            8511
                 2/98            9346              9879                9880         11110.97            9823
                 3/98            9167              9690                9690         11453.09            9751
                 4/98            8713              9199                9200         11543.75            9170
                 5/98            7759              8189                8190         11487.72            8065
                 6/98            6814              7189                7180         11574.69            7196
                 7/98            6682              7039                7030         11692.03            7014
                 8/98            5633              5939                5920         10243.52            6164
                 9/98            6474              6809                6800          9929.47            6787
                10/98            7267              7629                7610         10964.52            7760
                11/98            7475              7848                7820         11526.25            8133
                12/98            7477              7848                7820         11980.96            8185
                 1/99            7305              7668                7640         11945.58            7981
                 2/99            7201              7558                7540         11660.89            7790
                 3/99            7714              8078                8061         12147.63            8516
                 4/99            9138              9580                9553         12639.84            9786
                 5/99            9395              9841                9813          11988.9            9562
                 6/99           10867             11372               11345         12456.32           11093
                 7/99           10459             10932               10914         12826.56           11082
                 8/99           10440             10902               10884          12873.4           11339
                 9/99            9946             10371               10353         13002.98           10767
                10/99           10232             10662               10642         13490.02           11026
                11/99           11628             12114               12085         13958.72           12606
                12/99           12560             13074               13045         15211.54           14314
                 1/00           12085             12574               12544         14245.02           14151
                 2/00           13282             13815               13786         14628.49           14382
                 3/00           15126             15707               15689         15195.55           14927
                 4/00           13502             14016               14007         14395.91           13032
                 5/00           12447             12914               12906         14044.31           12199
                 6/00           13321             13805               13798         14593.56           13150
                 7/00           12456             12915               12906         13981.73           12397
                 8/00           12419             12864               12856         14103.09           12459
                 9/00           11183             11573               11564         13416.38           11173
                10/00           10167             10511               10502         13099.46           10169
                11/00            9872             10211               10202         12608.23            9678
                12/00            9743             10065               10065         13056.37            9617
                 1/01           10810             11160               11160         13049.64           10806
                 2/01           10201             10527               10528         12071.34           10249
                 3/01            9123              9402                9402         11266.65            9082
                 4/01            9685              9985                9985         12049.59            9401
                 5/01            9772             10076               10066         11624.32            9401
                 6/01            9600              9885                9885         11148.93            9206
                 7/01            9285              9554                9554         10946.08            8850
                 8/01            8731              8982                8981         10668.69            8553
                 9/01            7797              8017                8017          9588.09            7334
                10/01            8188              8419                8409          9833.66            7669
                11/01            8712              8951                8951         10196.16            8605
                12/01            9179              9422                9413         10256.74            9174
                 1/02            9407              9653                9645          9711.75            9537
                 2/02            9465              9713                9695          9779.87            9645
                 3/02            9931             10185               10167         10356.38           10286
                 4/02            9969             10225               10208          10377.2           10359
                 5/02            9921             10165               10147         10508.69           10308
                 6/02            9502              9733                9715         10090.38            9790
                 7/02            9092              9311                9294          9094.26            9352
                 8/02            8882              9080                9062          9073.62            9127
                 9/02            8044              8227                8208          8099.17            8124
                10/02            8130              8307                8289          8534.46            8344
                11/02            8454              8629                8611           8921.8            8887
                12/02            8187              8358                8339          8621.81            8377
                 1/03            8339              8508                8490          8261.87            8437
                 2/03            8177              8337                8320          8072.26            8091

====================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

                 3/03            7796              7945                7928          7913.66            7714
                 4/03            8063              8216                8199          8689.29            8117
                 5/03            8654              8819                8792           9215.8            8842
                 6/03            9178              9341                9304          9438.51            9389
                 7/03            9712              9883                9847          9666.98           10064
                 8/03           10493             10667               10640          9900.43           10776
                 9/03           10646             10828               10791         10205.62           10912
                10/03           11513             11692               11656         10841.73           11793
                11/03           11522             11703               11666         11082.77           11701
                12/03           12266             12446               12409          11948.6           12571
                 1/04           12627             12808               12761         12117.56           13080
                 2/04           13066             13250               13202         12397.29           13489
                 3/04           12913             13079               13041         12467.04           13228
                 4/04           12236             12396               12358         12185.03           12622
                 5/04           12112             12266               12217            12226           12390
                 6/04           11807             11945               11905         12493.88           12276
                 7/04           11655             11784               11745         12088.41           12003
                 8/04           12207             12336               12297         12141.79           12503
                 9/04           12731             12858               12809         12459.12           13012
                10/04           13074             13200               13151         12883.98           13201
                11/04           14036             14165               14106         13764.12           14339
                12/04           14493             14617               14569         14367.85           14826
                 1/05           14550             14667               14620         14104.24           14904
                 2/05           15321             15440               15383         14713.68           15702
                 3/05           14749             14847               14800         14344.04           15051
                 4/05           14673             14766               14720          14006.8           14930
                 5/05           14768             14857               14801         14013.58           15403
                 6/05           15226             15308               15263         14199.53           15738
                 7/05           15960             16041               15986         14634.83           16837
                 8/05           16046             16112               16056         15004.59           16743
                 9/05           16723             16786               16729         15672.92           17792
                10/05           15628             15671               15623         15215.18           16809
                11/05           16658             16696               16639         15587.29           18132
                12/05           17496             17524               17466         16312.62           19212
                 1/06           19021             19035               18966          17314.2           20594
                 2/06           19107             19114               19048          17275.9           20464
                 3/06           19923             19919               19844         17845.28           21181
                 4/06           21112             21096               21023         18697.55           22310
                 5/06           19721             19698               19623         17971.46           20535
                 6/06           19490             19455               19381         17970.27           20271
                 7/06           19509             19455               19391         18148.15           20294
                 8/06           20124             20059               19984         18647.13           20932
                 9/06           20718             20632               20568         18675.96           21732
                10/06           21888             21779               21705         19402.35           22573
                11/06           23499             23380               23296         19982.17           24186
                12/06           24178             24037               23953         20609.46           25646
                 1/07           24377             24225               24140         20748.92           25466
                 2/07           24964             24787               24703         20916.34           25491
                 3/07           25830             25629               25547          21449.5           26023
                 4/07           27093             26870               26779         22402.11           27195
                 5/07           28646             28391               28300         22795.17           29280
                 6/07           29431             29160               29050         22823.02           30528
                 7/07           30635             30327               30226         22486.89           32205
                 8/07           30068             29753               29643         22135.48           31834
                 9/07           32437             32065               31958         23319.73           35042
                10/07           35034             35104               34476            24236           39010
====================================================================================================================================

AIM Asia Pacific Growth Fund



===========================================   =========================================

AVERAGE ANNUAL TOTAL RETURNS                  AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/07, including applicable          As of 9/30/07, the most recent calendar
sales charges                                 quarter-end, including applicable sales
                                              charges

CLASS A SHARES                                CLASS A SHARES
Inception (11/3/97)                   13.37%  Inception (11/3/97)                 12.62%
5 Years                               32.41   5 Years                             30.69
1 Year                                51.19   1 Year                              47.96

CLASS B SHARES                                CLASS B SHARES
Inception (11/3/97)                   13.39%  Inception (11/3/97)                 12.64%
5 Years                               32.90   5 Years                             31.14
1 Year                                53.88   1 Year                              50.44

CLASS C SHARES                                CLASS C SHARES
Inception (11/3/97)                   13.19%  Inception (11/3/97)                 12.44%
5 Years                               32.99   5 Years                             31.24
1 Year                                57.86   1 Year                              54.38

===========================================   =========================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST    YEAR. THE CDSC ON CLASS C SHARES IS 1%
PERFORMANCE AND CANNOT GUARANTEE COMPARABLE   FOR THE FIRST YEAR AFTER PURCHASE.
FUTURE RESULTS; CURRENT PERFORMANCE MAY BE
LOWER OR HIGHER. PLEASE VISIT                    THE PERFORMANCE OF THE FUND'S SHARE
AIMINVESTMENTS.COM FOR THE MOST RECENT        CLASSES WILL DIFFER PRIMARILY DUE TO
MONTH-END PERFORMANCE. PERFORMANCE FIGURES    DIFFERENT SALES CHARGE STRUCTURES AND
REFLECT REINVESTED DISTRIBUTIONS,CHANGES IN   CLASS EXPENSES.
NET ASSET VALUE AND THE EFFECT OF THE
MAXIMUM SALES CHARGE UNLESS OTHERWISE            HAD THE ADVISOR NOT WAIVED FEES
STATED. INVESTMENT RETURN AND PRINCIPAL       AND/OR REIMBURSED EXPENSES IN THE
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A   PAST,PERFORMANCE WOULD HAVE BEEN LOWER.
GAIN OR LOSS WHEN YOU SELL SHARES.
                                                 A REDEMPTION FEE OF 2% WILL BE
   THE TOTAL ANNUAL FUND OPERATING EXPENSE    IMPOSED ON CERTAIN REDEMPTIONS OR
RATIO SET FORTH IN THE MOST RECENT FUND       EXCHANGES OUT OF THE FUND WITHIN 30 DAYS
PROSPECTUS AS OF THE DATE OF THIS REPORT      OF PURCHASE. EXCEPTIONS TO THE
FOR CLASS A, CLASS B AND CLASS C SHARES       REDEMPTION FEE ARE LISTED IN THE FUND'S
WAS 1.84%, 2.59% AND 2.59%, RESPECTIVELY.     PROSPECTUS.
THE EXPENSE RATIOS PRESENTED ABOVE MAY VARY
FROM THE EXPENSE RATIOS PRESENTED IN OTHER
SECTIONS OF THIS REPORT THAT ARE BASED ON
EXPENSES INCURRED DURING THE PERIOD COVERED
BY THIS REPORT.

   CLASS A SHARE PERFORMANCE REFLECTS
THE MAXIMUM 5.50% SALES CHARGE, AND
CLASS B AND CLASS C SHARE PERFORMANCE
REFLECTS THE APPLICABLE CONTINGENT
DEFERRED SALES CHARGE (CDSC) FOR THE
PERIOD INVOLVED. THE CDSC ON CLASS B
SHARES DECLINES FROM 5% BEGINNING AT THE
TIME OF PURCHASE TO 0% AT THE BEGINNING                                                   FOR A DISCUSSION OF THE RISKS OF
OF THE SEVENTH                                                                            INVESTING IN YOUR FUND AND INDEXES USED
                                                                                          IN THIS REPORT, PLEASE TURN THE PAGE.

AIM Asia Pacific Growth Fund

AIM ASIA PACIFIC GROWTH FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2007, and is based on total net assets.

o  Unless otherwise noted, all data in this report are from A I M
   Management Group Inc.

About share classes                           About indexes used in this report           Other information

o Class B shares are not available as an      o The MSCI EAFE --REGISTERED TRADEMARK--    o The returns shown in the management's
investment for retirement plans maintained    INDEX is a free float-adjusted market       discussion of Fund performance are based
pursuant to Section 401 of the Internal       capitalization index that is designed to    on net asset values calculated for
Revenue Code, including 401(k) plans, money   measure developed market equity             shareholder transactions. Generally
purchase pension plans and profit sharing     performance, excluding the U.S. and         accepted accounting principles require
plans, except for plans that have existing    Canada.                                     adjustments to be made to the net assets
accounts invested in Class B shares.                                                      of the Fund at period end for financial
                                              o The MSCI ALL COUNTRY ASIA PACIFIC         reporting purposes, and as such, the net
Principal risks of investing in the           EX-JAPAN INDEX measures the performance     asset values for shareholder
Fund                                          of securities listed on stock exchanges     transactions and the returns based on
                                              of 12 countries in the Asia-Pacific         those net asset values may differ from
o Investing in developing countries can       region including developed and emerging     the net asset values and returns
add additional risk, such as high rates of    countries, but excluding Japan.             reported in the Financial Highlights.
inflation or sharply devalued currencies
against the U.S. dollar. Transaction costs    o The LIPPER PACIFIC REGION EX-JAPAN        o Industry classifications used in this
are often higher, and there may be delays     FUNDS INDEX is an equally weighted          report are generally according to the
in settlement procedures.                     representation of the largest funds in      Global Industry Classification Standard,
                                              the Lipper Pacific Region Ex-Japan Funds    which was developed by and is the
o Prices of equity securities change in       category. These funds seek to               exclusive property and a service mark of
response to many factors including the        concentrate their investments in equity     Morgan Stanley Capital International
historical and prospective earnings of the    securities with primary trading markets     Inc. and Standard & Poor's.
issuer, the value of its assets, general      or operations concentrated in the
economic conditions, interest rates,          Pacific region (including Asian             o The Chartered Financial Analyst
investor perceptions and market liquidity.    countries) and that specifically do not     --REGISTERED TRADEMARK-- (CFA
                                              invest in Japan.                            --REGISTERED TRADEMARK--) designation
o Foreign securities have additional risks,                                               is a globally recognized standard for
including exchange rate changes, political    o The Fund is not managed to track the      measuring the competence and integrity
and economic upheaval, the relative lack of   performance of any particular index,        of investment professionals.
information, relatively low market            including the indexes defined here, and
liquidity, and the potential lack of strict   consequently, the performance of the
financial and accounting controls and         Fund may deviate significantly from the
standards.                                    performance of the indexes.

o Investing in a fund that invests in         o A direct investment cannot be made in
smaller companies involves risks not          an index. Unless otherwise indicated,
associated with investing in more             index results include reinvested
established companies, such as business       dividends, and they do not reflect sales
risk, stock price fluctuations and            charges. Performance of an index of
illiquidity.                                  funds reflects fund expenses;
                                              performance of a market index does not.
o The prices of initial public offering
(IPO) securities may go up and down more
than prices of equity securities of
companies with longer trading histories. In
addition, companies offering securities in
IPOs may have less experienced management
or limited operating histories. There can
be no assurance that the fund will have
favorable IPO investment opportunities.

=======================================================================================   ==========================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND                 FUND NASDAQ SYMBOLS
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND         Class A Shares                    ASIAX
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                            Class B Shares                    ASIBX
                                                                                          Class C Shares                    ASICX

=======================================================================================   ==========================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM Asia Pacific Growth Fund

SCHEDULE OF INVESTMENTS(a)

October 31, 2007


                                                 SHARES         VALUE
-------------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-91.35%

AUSTRALIA-16.24%

Asciano Group (Railroads)(b)(c)(d)                 695,700   $  5,477,853
-------------------------------------------------------------------------
Australia and New Zealand Banking Group Ltd.
  (Diversified Banks)(b)(c)                        263,700      7,444,195
-------------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)(b)                                       392,900     17,102,452
-------------------------------------------------------------------------
Boart Longyear Group (Construction &
  Engineering)(b)(d)                             2,648,000      6,361,860
-------------------------------------------------------------------------
Boart Longyear Group (Construction &
  Engineering) (Acquired; 04/04/07 Cost
  $5,262,233)(b)(d)(e)                           3,500,000      8,408,801
-------------------------------------------------------------------------
Bradken Ltd. (Construction & Farm Machinery &
  Heavy Trucks)(b)                                 616,425      8,540,256
-------------------------------------------------------------------------
Brambles Ltd. (Diversified Commercial &
  Professional Services)(b)(c)                     428,189      5,703,279
-------------------------------------------------------------------------
Computershare Ltd. (Data Processing &
  Outsourced Services)(b)                        1,336,200     10,798,150
-------------------------------------------------------------------------
CSL Ltd. (Biotechnology)(c)                        520,008     17,679,193
-------------------------------------------------------------------------
MFS Ltd. (Hotels, Resorts & Cruise
  Lines)(b)(c)                                   2,537,196     12,463,711
-------------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)(b)                                    243,000      7,411,798
-------------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)(b)(c)                                465,700      4,638,467
-------------------------------------------------------------------------
Toll Holdings Ltd. (Air Freight &
  Logistics)(b)(c)                                 829,000     10,366,511
-------------------------------------------------------------------------
United Group Ltd. (Construction &
  Engineering)(b)(c)                               600,900     12,076,901
-------------------------------------------------------------------------
Woolworths Ltd. (Food Retail)(b)                   217,200      6,812,919
=========================================================================
                                                              141,286,346
=========================================================================

CHINA-8.81%

Century Sunshine Ecological Technology
  Holdings Ltd. (Fertilizers & Agricultural
  Chemicals)(b)                                 40,085,000      2,517,923
-------------------------------------------------------------------------
China Green (Holdings) Ltd. (Agricultural
  Products)(b)                                   4,656,000      5,237,501
-------------------------------------------------------------------------
China Petroleum and Chemical Corp. (Sinopec)-
  Class H (Integrated Oil & Gas)(b)              5,472,000      8,324,411
-------------------------------------------------------------------------
Kingdee International Software Group Co. Ltd.
  (Application Software)(b)                      7,605,000      5,749,960
-------------------------------------------------------------------------
Kowloon Development Co. Ltd. (Real Estate
  Management & Development)(b)                   3,637,000     11,330,113
-------------------------------------------------------------------------
Mingyuan Medicare Development Co. Ltd.
  (Technology Distributors)(b)                  40,610,000      6,294,403
-------------------------------------------------------------------------
Minth Group Ltd. (Auto Parts & Equipment)(b)     3,320,000      5,080,539
-------------------------------------------------------------------------
Pine Agritech Ltd. (Agricultural Products)(b)    3,495,000      1,290,034
-------------------------------------------------------------------------
Stella International Holdings Ltd.
  (Footwear)(b)                                  4,019,500      8,857,373
-------------------------------------------------------------------------
Xinyi Glass Holdings Co. Ltd. (Auto Parts &
  Equipment)(b)                                  7,000,000      9,594,394
-------------------------------------------------------------------------

                                                 SHARES         VALUE
-------------------------------------------------------------------------

CHINA-(CONTINUED)

Xiwang Sugar Holdings Co. Ltd. (Packaged
  Foods & Meats)(b)                             12,146,000   $  5,814,585
-------------------------------------------------------------------------
Yantai North Andre Juice Co. Ltd.-Class H
  (Packaged Foods & Meats)(b)                   57,266,000      6,548,989
=========================================================================
                                                               76,640,225
=========================================================================

HONG KONG-14.81%

Champion Real Estate Investment Trust (Office
  REIT's) (Acquired; 05/16/06 Cost
  $1,993,400)(b)(e)                              3,000,000      1,843,460
-------------------------------------------------------------------------
Champion Real Estate Investment Trust (Office
  REIT's)(b)                                     1,800,000      1,106,076
-------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(b)                     724,000     14,223,392
-------------------------------------------------------------------------
Cnooc Ltd.-ADR (Oil & Gas Exploration &
  Production)(c)                                    81,300     17,600,637
-------------------------------------------------------------------------
Dickson Concepts (International) Ltd.
  (Apparel Retail)(b)                            5,426,000      4,538,943
-------------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)(b)           913,500     15,533,443
-------------------------------------------------------------------------
eSun Holdings Ltd. (Movies &
  Entertainment)(b)(d)                           8,984,000      6,581,052
-------------------------------------------------------------------------
Hopewell Holdings Ltd. (Highways &
  Railtracks)(b)                                 1,760,000      9,108,149
-------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)(b)                              1,254,000     15,803,287
-------------------------------------------------------------------------
Li & Fung Ltd. (Distributors)(b)                 3,062,200     14,498,693
-------------------------------------------------------------------------
Paliburg Holdings Ltd. (Hotels, Resorts &
  Cruise Lines)(b)                             116,132,400      3,921,744
-------------------------------------------------------------------------
Paliburg Holdings Ltd.-Wts., expiring 2010
  (Hotels, Resorts & Cruise Lines) (Acquired
  10/12/07; Cost $0)(d)(e)(f)(g)                12,903,600         83,244
-------------------------------------------------------------------------
Regal Hotels International Holdings Ltd.
  (Hotels, Resorts & Cruise Lines)(b)           94,100,000      8,071,484
-------------------------------------------------------------------------
Top Form International Ltd. (Apparel,
  Accessories & Luxury Goods)(b)                 2,345,000        299,424
-------------------------------------------------------------------------
Transport International Holdings Ltd.
  (Trucking)(b)                                    454,800      2,313,582
-------------------------------------------------------------------------
Wing Hang Bank Ltd. (Diversified Banks)(b)         659,500      7,754,767
-------------------------------------------------------------------------
Yue Yuen Industrial (Holdings) Ltd.
  (Footwear)(b)                                  1,796,000      5,584,079
=========================================================================
                                                              128,865,456
=========================================================================

INDIA-5.81%

Bharat Heavy Electricals Ltd. (Heavy
  Electrical Equipment)(b)                         280,400     18,750,721
-------------------------------------------------------------------------
Grasim Industries Ltd. (Construction
  Materials)(b)                                     87,700      8,347,010
-------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)(b)                   99,300      7,041,507
-------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)(b)                               222,656     10,512,161
-------------------------------------------------------------------------

AIM Asia Pacific Growth Fund


                                                 SHARES         VALUE
-------------------------------------------------------------------------
INDIA-(CONTINUED)

Maruti Suzuki India Ltd. (Automobile
  Manufacturers)(b)                                212,600   $  5,868,211
=========================================================================
                                                               50,519,610
=========================================================================

INDONESIA-3.08%

PT Astra International Tbk (Automobile
  Manufacturers)(b)                              4,462,500     12,731,597
-------------------------------------------------------------------------
PT Indocement Tunggal Prakarsa Tbk
  (Construction Materials)(b)                    4,943,500      4,504,874
-------------------------------------------------------------------------
PT Telekomunikasi Indonesia-Series B
  (Integrated Telecommunication Services)(b)     7,920,000      9,598,404
=========================================================================
                                                               26,834,875
=========================================================================

MALAYSIA-9.29%

Bumiputra-Commerce Holdings Berhad
  (Diversified Banks)(b)                         2,500,000      8,691,388
-------------------------------------------------------------------------
Digi.com Berhad (Wireless Telecommunication
  Services)(b)                                     970,000      7,336,232
-------------------------------------------------------------------------
Goldis Berhad (Pharmaceuticals)(b)               5,947,000      4,523,732
-------------------------------------------------------------------------
Kossan Rubber Industries Berhad (Commodity
  Chemicals)(b)                                  5,826,300      7,212,449
-------------------------------------------------------------------------
Public Bank Berhad (Diversified Banks)(b)        3,252,000     11,179,522
-------------------------------------------------------------------------
SP Setia Berhad (Real Estate Management &
  Development)(b)                                6,495,000     15,412,504
-------------------------------------------------------------------------
WCT Engineering Berhad (Construction &
  Engineering)(b)                                8,020,633     20,133,862
-------------------------------------------------------------------------
YTL Cement Berhad (Construction Materials)(b)    4,163,000      6,300,696
=========================================================================
                                                               80,790,385
=========================================================================

PHILIPPINES-6.03%

First Gen Corp. (Independent Power Producers
  & Energy Traders) (Acquired 01/19/07; Cost
  $2,223,208)(b)(e)                              1,962,600      2,739,930
-------------------------------------------------------------------------
First Gen Corp. (Independent Power Producers
  & Energy Traders)(b)                           1,573,900      2,197,266
-------------------------------------------------------------------------
First Philippine Holdings (Electric
  Utilities)(b)                                  2,340,200      4,681,141
-------------------------------------------------------------------------
GMA Network Inc.-PDR (Broadcasting & Cable
  TV) (Acquired 07/16/07; Cost
  $275,621)(b)(d)(e)(h)                          1,468,000        292,327
-------------------------------------------------------------------------
GMA Network Inc.-PDR (Broadcasting & Cable
  TV)(b)(d)(h)                                  46,236,000      9,207,120
-------------------------------------------------------------------------
Megaworld Corp. (Real Estate Management &
  Development)(b)                               73,289,000      7,609,856
-------------------------------------------------------------------------
Philippine Long Distance Telephone Co.
  (Wireless Telecommunication Services)(b)          78,000      5,369,711
-------------------------------------------------------------------------
PNOC Energy Development Corp. (Independent
  Power Producers & Energy Traders)
  (Acquired; 12/04/06 Cost $152,259)(b)(e)       2,335,000        411,052
-------------------------------------------------------------------------
PNOC Energy Development Corp. (Independent
  Power Producers & Energy Traders)(b)          32,261,000      5,679,201
-------------------------------------------------------------------------
SM Investments Corp. (Industrial
  Conglomerates)(b)                              1,618,985     14,265,470
=========================================================================
                                                               52,453,074
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------


SINGAPORE-5.30%

Ezra Holdings Ltd. (Oil & Gas Equipment &
  Services)(b)                                   4,082,000   $ 19,641,618
-------------------------------------------------------------------------
Keppel Corp. Ltd. (Industrial
  Conglomerates)(b)                              1,484,000     15,313,572
-------------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified
  Banks)(b)                                        745,000     11,173,891
=========================================================================
                                                               46,129,081
=========================================================================

SOUTH KOREA-11.74%

CJ CheilJedang Corp. (Packaged Foods & Meats)       20,554      6,801,207
-------------------------------------------------------------------------
CJ Corp. (Industrial Conglomerates)(b)              30,195      3,380,735
-------------------------------------------------------------------------
Daegu Bank (Regional Banks)(b)                     503,800      9,010,049
-------------------------------------------------------------------------
Hana Financial Group Inc. (Diversified
  Banks)(b)                                        266,527     13,559,855
-------------------------------------------------------------------------
Hyundai Department Store Co., Ltd.
  (Department Stores)(b)                            91,240     12,690,373
-------------------------------------------------------------------------
Hyundai Development Co. (Construction &
  Engineering)(b)                                   70,550      7,902,937
-------------------------------------------------------------------------
Hyundai Mipo Dockyard Co., Ltd. (Construction
  & Farm Machinery & Heavy Trucks)(b)               13,200      5,899,936
-------------------------------------------------------------------------
Joongang Construction Co., Ltd. (Construction
  & Engineering)(b)                                241,550      4,654,400
-------------------------------------------------------------------------
Kookmin Bank (Diversified Banks)(b)                 56,600      4,666,638
-------------------------------------------------------------------------
Lotte Confectionery Co., Ltd. (Packaged Foods
  & Meats)(b)                                        5,040      8,297,577
-------------------------------------------------------------------------
Shinsegae Co., Ltd. (Hypermarkets & Super
  Centers)(b)                                        7,800      6,124,415
-------------------------------------------------------------------------
Sung Kwang Bend Co., Ltd. (Building
  Products)(b)                                     200,080      8,365,857
-------------------------------------------------------------------------
Taegu Department Store Co., Ltd. (Department
  Stores)(b)                                       347,300      6,191,241
-------------------------------------------------------------------------
TechnoSemiChem Co., Ltd. (Commodity
  Chemicals)(b)                                    194,076      4,614,804
=========================================================================
                                                              102,160,024
=========================================================================

TAIWAN-6.09%

Basso Industry Corp. (Household
  Appliances)(b)                                 3,334,000      4,360,017
-------------------------------------------------------------------------
Delta Electronics Inc. (Electronic Equipment
  Manufacturers)(b)                              1,828,250      7,447,932
-------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Manufacturing Services)(b)         1,422,216     10,929,822
-------------------------------------------------------------------------
Hung Poo Real Estate Development Corp. (Real
  Estate Management & Development)(b)            6,485,580      6,531,279
-------------------------------------------------------------------------
MediaTek Inc. (Semiconductors)(b)                  625,385     12,407,397
-------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(b)                            2,291,073      4,572,191
-------------------------------------------------------------------------
Wistron Corp. (Computer Hardware)(b)             3,289,305      6,687,508
=========================================================================
                                                               52,936,146
=========================================================================

THAILAND-4.15%

Kasikornbank PCL (Diversified Banks)(b)          2,417,000      6,441,289
-------------------------------------------------------------------------
Siam Commercial Bank PCL (Diversified
  Banks)(b)                                      4,966,000     13,873,413
-------------------------------------------------------------------------
Thai Oil PCL (Oil & Gas Refining &
  Marketing)(b)                                  3,863,700     10,987,025
-------------------------------------------------------------------------

AIM Asia Pacific Growth Fund


                                                 SHARES         VALUE
-------------------------------------------------------------------------
THAILAND-(CONTINUED)

Thai Stanley Electric PCL-Class F (Auto Parts
  & Equipment)(b)                                1,065,300   $  4,812,320
=========================================================================
                                                               36,114,047
=========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests Cost $488,152,938)                     794,729,269
=========================================================================

MONEY MARKET FUNDS-6.96%

Liquid Assets Portfolio-Institutional
  Class(i)                                      30,268,670     30,268,670
-------------------------------------------------------------------------
Premier Portfolio-Institutional Class(i)        30,268,670     30,268,670
=========================================================================
    Total Money Market Funds (Cost
      $60,537,340)                                             60,537,340
=========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-98.31% (Cost
  $548,690,278)                                               855,266,609
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-5.92%

Liquid Assets Portfolio-Institutional
  Class(i)(j) (Cost $51,548,164)                51,548,164   $ 51,548,164
=========================================================================
TOTAL INVESTMENTS-104.23% (Cost $600,238,442)                 906,814,773
=========================================================================
OTHER ASSETS LESS LIABILITIES-(4.23)%                         (36,834,138)
=========================================================================
NET ASSETS-100.00%                                           $869,980,635
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
PDR   - Philippine Deposit Receipts
REIT  - Real Estate Investment Trust
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2007 was $752,564,988, which represented 86.50% of the Fund's Net Assets. See Note 1A.
(c) All or a portion of this security was out on loan at October 31, 2007.
(d) Non-income producing security.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2007 was $13,778,814, which represented 1.58% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(f) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at October 31, 2007 represented 0.01% of the Fund's Net Assets. See Note 1A.
(g) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The value of this security considered illiquid at October 31, 2007 represented 0.01% of the Fund's Net Assets.
(h) Affiliated company. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of October 31, 2007 was $9,499,447, which represented 1.09% of the Fund's Net Assets. See Note 3.
(i) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(j) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Asia Pacific Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS:

Investments, at value (Cost $477,533,907)*     $785,229,822
-----------------------------------------------------------
Investments in affiliates (Cost $122,704,535)   121,584,951
===========================================================
    Total investments (Cost $600,238,442)       906,814,773
===========================================================
Foreign currencies, at value (Cost
  $23,694,921)                                   24,117,965
===========================================================
Receivables for:
  Investments sold                                1,240,404
-----------------------------------------------------------
  Fund shares sold                                4,143,431
-----------------------------------------------------------
  Dividends                                         642,118
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               43,069
-----------------------------------------------------------
Other assets                                         45,040
===========================================================
    Total assets                                937,046,800
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           9,620,258
-----------------------------------------------------------
  Fund shares reacquired                          1,828,002
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 63,289
-----------------------------------------------------------
  Collateral upon return of securities loaned    51,548,164
-----------------------------------------------------------
Accrued distribution fees                           310,408
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            2,295
-----------------------------------------------------------
Accrued transfer agent fees                         196,537
-----------------------------------------------------------
Accrued operating expenses                        3,497,212
===========================================================
    Total liabilities                            67,066,165
===========================================================
Net assets applicable to shares outstanding    $869,980,635
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $474,477,734
-----------------------------------------------------------
Undistributed net investment income               3,921,823
-----------------------------------------------------------
Undistributed net realized gain                  84,813,930
-----------------------------------------------------------
Unrealized appreciation                         306,767,148
===========================================================
                                               $869,980,635
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $646,720,474
___________________________________________________________
===========================================================
Class B                                        $ 92,295,476
___________________________________________________________
===========================================================
Class C                                        $130,964,685
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          18,394,237
___________________________________________________________
===========================================================
Class B                                           2,780,990
___________________________________________________________
===========================================================
Class C                                           3,961,668
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      35.16
-----------------------------------------------------------
  Offering price per share
    (Net asset value of $35.16 divided by
    94.50%)                                    $      37.21
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      33.19
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      33.06
___________________________________________________________
===========================================================

* At October 31, 2007, securities with an aggregate value of $50,348,714 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Asia Pacific Growth Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $1,384,808)    $ 12,610,999
--------------------------------------------------------------------------
Dividends from affiliates (includes securities lending
  income of $47,390)                                             2,256,174
--------------------------------------------------------------------------
Interest                                                            15,228
==========================================================================
    Total investment income                                     14,882,401
==========================================================================

EXPENSES:

Advisory fees                                                    5,666,245
--------------------------------------------------------------------------
Administrative services fees                                       159,916
--------------------------------------------------------------------------
Custodian fees                                                     900,176
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,127,916
--------------------------------------------------------------------------
  Class B                                                          712,966
--------------------------------------------------------------------------
  Class C                                                          858,667
--------------------------------------------------------------------------
Transfer agent fees                                              1,322,428
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           35,442
--------------------------------------------------------------------------
Other                                                              294,772
==========================================================================
    Total expenses                                              11,078,528
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                  (216,698)
==========================================================================
    Net expenses                                                10,861,830
==========================================================================
Net investment income                                            4,020,571
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                         85,099,459
==========================================================================
  Foreign currencies                                               (53,999)
==========================================================================
                                                                85,045,460
==========================================================================
Change in net unrealized appreciation of:
  Investment securities (net of estimated tax on foreign
    investments of $(2,746,107) -- Note 1J)                    197,825,555
--------------------------------------------------------------------------
  Foreign currencies                                               339,848
==========================================================================
                                                               198,165,403
==========================================================================
Net realized and unrealized gain                               283,210,863
==========================================================================
Net increase in net assets resulting from operations          $287,231,434
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Asia Pacific Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  4,020,571    $  1,533,062
------------------------------------------------------------------------------------------
  Net realized gain                                             85,045,460      44,446,959
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                        198,165,403      52,431,709
==========================================================================================
    Net increase in net assets resulting from operations       287,231,434      98,411,730
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (1,443,028)     (1,171,757)
------------------------------------------------------------------------------------------
  Class B                                                               --         (78,079)
------------------------------------------------------------------------------------------
  Class C                                                               --         (64,640)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                      (11,106,619)             --
------------------------------------------------------------------------------------------
  Class B                                                       (2,104,538)             --
------------------------------------------------------------------------------------------
  Class C                                                       (2,181,651)             --
==========================================================================================
    Total distributions from net realized gains                (15,392,808)             --
==========================================================================================
    Decrease in net assets resulting from distributions        (16,835,836)     (1,314,476)
==========================================================================================
Share transactions-net:
  Class A                                                      152,873,003      66,639,813
------------------------------------------------------------------------------------------
  Class B                                                        7,256,325       4,039,615
------------------------------------------------------------------------------------------
  Class C                                                       37,850,716      15,223,352
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              197,980,044      85,902,780
==========================================================================================
    Net increase in net assets                                 468,375,642     183,000,034
==========================================================================================

NET ASSETS:

  Beginning of year                                            401,604,993     218,604,959
==========================================================================================
  End of year (including undistributed net investment income
    of $3,921,823 and $1,398,279, respectively)               $869,980,635    $401,604,993
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Asia Pacific Growth Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Asia Pacific Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM Asia Pacific Growth Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

AIM Asia Pacific Growth Fund

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $500 million                                            0.95%
-------------------------------------------------------------------
Over $500 million                                             0.90%
 __________________________________________________________________
===================================================================


    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.935%
--------------------------------------------------------------------
Next $250 million                                             0.91%
--------------------------------------------------------------------
Next $500 million                                             0.885%
--------------------------------------------------------------------
Next $1.5 billion                                             0.86%
--------------------------------------------------------------------
Next $2.5 billion                                             0.835%
--------------------------------------------------------------------
Next $2.5 billion                                             0.81%
--------------------------------------------------------------------
Next $2.5 billion                                             0.785%
--------------------------------------------------------------------
Over $10 billion                                              0.76%
 ___________________________________________________________________
====================================================================


    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended October 31, 2007, AIM waived advisory fees of $124,936.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $646.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2007, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Financial Industry

AIM Asia Pacific Growth Fund

Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2007, ADI advised the Fund that it retained $307,012 in front-end sales commissions from the sale of Class A shares and $12,716, $122,223 and $40,906 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                          CHANGE IN
                                                                         UNREALIZED                                      REALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION          VALUE         DIVIDEND       GAIN
FUND               10/31/06          AT COST          FROM SALES       (DEPRECIATION)       10/31/07         INCOME       (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $12,536,110      $122,492,473      $(104,759,913)         $ --           $30,268,670     $1,106,347      $ --
----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            12,536,110       122,492,473       (104,759,913)           --            30,268,670      1,102,437        --
==================================================================================================================================
  Subtotal        $25,072,220      $244,984,946      $(209,519,826)         $ --           $60,537,340     $2,208,784      $ --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                          CHANGE IN
                                                                         UNREALIZED                                      REALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION          VALUE         DIVIDEND       GAIN
FUND               10/31/06          AT COST          FROM SALES       (DEPRECIATION)       10/31/07        INCOME*       (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 8,332,014      $166,671,618      $(123,455,468)         $ --          $ 51,548,164     $   37,515      $ --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class             8,332,013        36,918,533        (45,250,546)           --                    --          9,875        --
==================================================================================================================================
  Subtotal        $16,664,027      $203,590,151      $(168,706,014)         $ --          $ 51,548,164     $   47,390      $ --
==================================================================================================================================

* Net of compensation to counterparties.

INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended October 31, 2007.

                                                                          CHANGE IN
                                                                         UNREALIZED                                      REALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION          VALUE         DIVIDEND       GAIN
                   10/31/06          AT COST          FROM SALES       (DEPRECIATION)       10/31/07         INCOME       (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
GMA Network
  Inc.            $        --      $ 10,619,031      $          --       $(1,119,584)     $  9,499,447     $       --      $ --
==================================================================================================================================
  Total
    Investments
    in
    Affiliates    $41,736,247      $459,194,128      $(378,225,840)      $(1,119,584)     $121,584,951     $2,256,174      $ --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended October 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $91,116.

AIM Asia Pacific Growth Fund

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2007, the Fund paid legal fees of $7,083 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At October 31, 2007, securities with an aggregate value of $50,348,714 were on loan to brokers. The loans were secured by cash collateral of $51,548,164 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2007, the Fund received dividends on cash collateral investments of $47,390 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:


The tax character of distributions paid during the years October 31, 2007 and 2006 was as follows:

                                                                 2007           2006
---------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 1,443,028    $1,314,476
---------------------------------------------------------------------------------------
Long-term capital gain                                         15,392,808            --
=======================================================================================
  Total distributions                                         $16,835,836    $1,314,476
_______________________________________________________________________________________
=======================================================================================

AIM Asia Pacific Growth Fund


TAX COMPONENTS OF NET ASSETS:


As of October 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $ 20,550,643
----------------------------------------------------------------------------
Undistributed long-term gain                                      68,572,460
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                       306,430,240
----------------------------------------------------------------------------
Temporary book/tax differences                                       (50,442)
----------------------------------------------------------------------------
Shares of beneficial interest                                    474,477,734
============================================================================
  Total net assets                                              $869,980,635
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the recognition of unrealized gains on passive foreign investment companies. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $190,817.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of October 31, 2007.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2007 was $370,939,223 and $228,841,212, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $319,035,233
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (12,795,810)
==============================================================================
Net unrealized appreciation of investment securities             $306,239,423
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $600,575,350.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions on October 31, 2007, undistributed net investment income was decreased by $53,999 and undistributed net realized gain was increased by $53,999. This reclassification had no effect on the net assets of the Fund.

AIM Asia Pacific Growth Fund

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED
                                                                 OCTOBER 31, 2007(a)                   2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     10,858,212    $301,941,372     6,736,406    $136,891,336
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,194,028      31,212,042     1,086,165      20,943,735
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,298,857      61,390,243     1,830,093      34,886,344
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        454,156      10,877,024        57,543       1,028,861
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         87,633       1,993,643         4,270          72,895
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         91,497       2,073,315         3,486          59,266
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        308,975       8,171,565       273,040       5,558,140
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (325,015)     (8,171,565)     (286,944)     (5,558,140)
======================================================================================================================
Reacquired:(b)
  Class A                                                     (6,057,329)   (168,116,958)   (3,768,936)    (76,838,524)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (667,453)    (17,777,795)     (592,965)    (11,418,875)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (974,472)    (25,612,842)   (1,000,372)    (19,722,258)
======================================================================================================================
                                                               7,269,089    $197,980,044     4,341,786    $ 85,902,780
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 20% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Net of redemption fees of $95,566 and $46,053 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2007 and 2006, respectively.

NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending October 31, 2008 as required.

AIM Asia Pacific Growth Fund


NOTE 13--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                2007           2006        2005        2004       2003
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  22.82       $  16.41    $  13.72    $  12.07    $  8.53
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.24           0.14        0.14       (0.01)     (0.01)
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         13.00           6.39        2.55        1.66       3.55
========================================================================================================================
    Total from investment operations                             13.24           6.53        2.69        1.65       3.54
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.10)         (0.12)         --          --         --
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.80)            --          --          --         --
========================================================================================================================
    Total distributions                                          (0.90)         (0.12)         --          --         --
========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00        0.00        0.00         --
========================================================================================================================
Net asset value, end of period                                $  35.16       $  22.82    $  16.41    $  13.72    $ 12.07
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  59.90%         39.97%      19.61%      13.67%     41.50%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $646,720       $292,771    $156,379    $106,129    $97,192
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.61%(c)       1.83%       2.01%       2.23%      2.26%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.63%(c)       1.85%       2.03%       2.25%      2.41%
========================================================================================================================
Ratio of net investment income (loss) to average net assets       0.84%(c)       0.68%       0.85%      (0.09)%    (0.11)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             41%            58%         36%         68%       100%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $451,166,520.

                                                                                     CLASS B
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2007          2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 21.65       $ 15.61    $ 13.14    $ 11.64    $  8.27
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                0.02         (0.01)      0.03      (0.09)     (0.07)
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        12.32          6.08       2.44       1.59       3.44
====================================================================================================================
    Total from investment operations                            12.34          6.07       2.47       1.50       3.37
====================================================================================================================
Less distributions:
  Dividends from net investment income                             --         (0.03)        --         --         --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.80)           --         --         --         --
====================================================================================================================
    Total distributions                                         (0.80)        (0.03)        --         --         --
====================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00       0.00         --
====================================================================================================================
Net asset value, end of period                                $ 33.19       $ 21.65    $ 15.61    $ 13.14    $ 11.64
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                 58.70%        38.96%     18.80%     12.89%     40.75%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $92,295       $53,936    $35,600    $29,174    $24,599
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.36%(c)      2.58%      2.69%      2.88%      2.91%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.38%(c)      2.60%      2.71%      2.90%      3.06%
====================================================================================================================
Ratio of net investment income (loss) to average net assets      0.09%(c)     (0.07)%     0.17%     (0.74)%    (0.76)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            41%           58%        36%        68%       100%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $71,296,646.

AIM Asia Pacific Growth Fund

                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                                2007          2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.56       $ 15.55    $ 13.09    $ 11.60    $ 8.25
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.02         (0.01)      0.03      (0.09)    (0.07)
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         12.28          6.05       2.43       1.58      3.42
====================================================================================================================
    Total from investment operations                             12.30          6.04       2.46       1.49      3.35
====================================================================================================================
Less distributions:
  Dividends from net investment income                              --         (0.03)        --         --        --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.80)           --         --         --        --
====================================================================================================================
    Total distributions                                          (0.80)        (0.03)        --         --        --
====================================================================================================================
Redemption fees added to shares of beneficial interest            0.00          0.00       0.00       0.00        --
====================================================================================================================
Net asset value, end of period                                $  33.06       $ 21.56    $ 15.55    $ 13.09    $11.60
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  58.77%        38.92%     18.79%     12.84%    40.61%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $130,965       $54,898    $26,626    $11,220    $8,763
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.36%(c)      2.58%      2.69%      2.88%     2.91%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.38%(c)      2.60%      2.71%      2.90%     3.06%
====================================================================================================================
Ratio of net investment income (loss) to average net assets       0.09%(c)     (0.07)%     0.17%     (0.74)%   (0.76)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                             41%           58%        36%        68%      100%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $85,866,721.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by AIM who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of AIM and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

    At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

AIM Asia Pacific Growth Fund

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

AIM Asia Pacific Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM Asia Pacific Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Asia Pacific Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 19, 2007
Houston, Texas

AIM Asia Pacific Growth Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
SHARE                      ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                        (5/1/07)         (10/31/07)(1)       PERIOD(2)        (10/31/07)         PERIOD(2)         RATIO
A                            $1,000.00          $1,292.40          $ 9.07           $1,017.29          $ 7.98            1.57%
B                             1,000.00           1,287.70           13.38            1,013.51           11.77            2.32
C                             1,000.00           1,287.70           13.38            1,013.51           11.77            2.32

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Asia Pacific Growth Fund

Approval of Investment Advisory Agreement

The Board of Trustees (the Board) of AIM      Sub-Committee's recommendations and         A. Nature, Extent and Quality of
International Mutual Funds is required        makes its own recommendations regarding        Services Provided by AIM
under the Investment Company Act of 1940 to   the performance, fees and expenses of
approve annually the renewal of the AIM       the AIM Funds to the full Board.            The Board reviewed the advisory services
Asia Pacific Growth Fund (the Fund)           Moreover, the Investments Committee         provided to the Fund by AIM under the
investment advisory agreement with A I M      considers each Sub-Committee's              Fund's advisory agreement, the
Advisors, Inc. (AIM). During contract         recommendations in making its annual        performance of AIM in providing these
renewal meetings held on June 25-27, 2007,    recommendation to the Board whether to      services, and the credentials and
the Board as a whole and the disinterested    approve the continuance of each AIM         experience of the officers and employees
or "independent" Trustees, voting             Fund's investment advisory agreement and    of AIM who provide these services. The
separately, approved the continuance of the   sub-advisory agreement, if applicable       Board's review of the qualifications of
Fund's investment advisory agreement for      (advisory agreements), for another year.    AIM to provide these services included
another year, effective July 1, 2007. In                                                  the Board's consideration of AIM's
doing so, the Board determined that the          The independent Trustees, as             portfolio and product review process,
Fund's advisory agreement is in the best      mentioned above, are assisted in their      various back office support functions
interests of the Fund and its shareholders    annual evaluation of the advisory           provided by AIM, and AIM's equity and
and that the compensation to AIM under the    agreements by the independent Senior        fixed income trading operations. The
Fund's advisory agreement is fair and         Officer. One responsibility of the          Board concluded that the nature, extent
reasonable.                                   Senior Officer is to manage the process     and quality of the advisory services
                                              by which the AIM Funds' proposed            provided to the Fund by AIM were
The independent Trustees met separately       management fees are negotiated during       appropriate and that AIM currently is
during their evaluation of the Fund's         the annual contract renewal process to      providing satisfactory advisory services
investment advisory agreement with            ensure that they are negotiated in a        in accordance with the terms of the
independent legal counsel from whom they      manner which is at arms' length and         Fund's advisory agreement. In addition,
received independent legal advice, and the    reasonable. Accordingly, the Senior         based on their ongoing meetings
independent Trustees also received            Officer must either supervise a             throughout the year with the Fund's
assistance during their deliberations from    competitive bidding process or prepare      portfolio managers, the Board concluded
the independent Senior Officer, a full-time   an independent written evaluation. The      that these individuals are competent and
officer of the AIM Funds who reports          Senior Officer has recommended that an      able to continue to carry out their
directly to the independent Trustees. The     independent written evaluation be           responsibilities under the Fund's
following discussion more fully describes     provided and, upon the direction of the     advisory agreement.
the process employed by the Board to          Board, has prepared an independent
evaluate the performance of the AIM Funds     written evaluation.                            In determining whether to continue
(including the Fund) throughout the year                                                  the Fund's advisory agreement, the Board
and, more specifically, during the annual        During the annual contract renewal       considered the prior relationship
contract renewal meetings.                    process, the Board considered the           between AIM and the Fund, as well as the
                                              factors discussed below under the           Board's knowledge of AIM's operations,
THE BOARD'S FUND EVALUATION PROCESS           heading "Factors and Conclusions and        and concluded that it was beneficial to
                                              Summary of Independent Written Fee          maintain the current relationship, in
   The Board's Investments Committee has      Evaluation" in evaluating the fairness      part, because of such knowledge. The
established three Sub-Committees which are    and reasonableness of the Fund's            Board also considered the steps that AIM
responsible for overseeing the management     advisory agreement at the contract          and its affiliates have taken over the
of a number of the series portfolios of the   renewal meetings and at their meetings      last several years to improve the
AIM Funds. This SubCommittee structure        throughout the year as part of their        quality and efficiency of the services
permits the Trustees to focus on the          ongoing oversight of the Fund. The          they provide to the Funds in the areas
performance of the AIM Funds that have been   Fund's advisory agreement was considered    of investment performance, product line
assigned to them. The Sub-Committees meet     separately, although the Board also         diversification, distribution, fund
throughout the year to review the             considered the common interests of all      operations, shareholder services and
performance of their assigned funds, and      of the AIM Funds in their deliberations.    compliance. The Board concluded that the
the Sub-Committees review monthly and         The Board comprehensively considered all    quality and efficiency of the services
quarterly comparative performance             of the information provided to them and     AIM and its affiliates provide to the
information and periodic asset flow data      did not identify any particular factor      AIM Funds in each of these areas have
for their assigned funds. These materials     that was controlling. Furthermore, each     generally improved, and support the
are prepared under the direction and          Trustee may have evaluated the              Board's approval of the continuance of
supervision of the independent Senior         information provided differently from       the Fund's advisory agreement.
Officer. Over the course of each year, the    one another and attributed different
SubCommittees meet with portfolio managers    weight to the various factors. The          B. Fund Performance
for their assigned funds and other members    Trustees recognized that the advisory
of management and review with these           arrangements and resulting advisory fees    The Board compared the Fund's
individuals the performance, investment       for the Fund and the other AIM Funds are    performance during the past one, three
objective(s), policies, strategies and        the result of years of review and           and five calendar years to the
limitations of these funds.                   negotiation between the Trustees and        performance of funds in the Fund's
                                              AIM, that the Trustees may focus to a       Lipper peer group that are not managed
   In addition to their meetings throughout   greater extent on certain aspects of        by AIM, and against the performance of
the year, the Sub-Committees meet at          these arrangements in some years than       all funds in the Lipper Pacific Ex Japan
designated contract renewal meetings each     others, and that the Trustees'              Funds Index. The Board also reviewed the
year to conduct an in-depth review of the     deliberations and conclusions in a          methodology used by Lipper to identify
performance, fees and expenses of their       particular year may be based in part on     the Fund's peers. The Board noted that
assigned funds. During the contract renewal   their deliberations and conclusions of      the Fund's performance was comparable to
process, the Trustees receive comparative     these same arrangements throughout the      the median performance of its peers for
performance and fee data regarding all the    year and in prior years.                    the one, three and five year periods.
AIM Funds prepared by an independent                                                      The Board noted that the Fund's
company, Lipper, Inc., under the direction    FACTORS AND CONCLUSIONS AND SUMMARY OF      performance was above the performance of
and supervision of the independent Senior     INDEPENDENT WRITTEN FEE EVALUATION          the Index for the one year period, and
Officer who also prepares a separate          The discussion below serves as a summary    comparable to such Index for the three
analysis of this information for the          of the Senior Officer's independent         and five year periods. The Board also
Trustees. Each Sub-Committee then makes       written evaluation, as well as a            considered the steps AIM has taken over
recommendations to the Investments            discussion of the material factors and      the last several years to improve the
Committee regarding the performance, fees     related conclusions that formed the basis   quality and efficiency of the services
and expenses of their assigned funds. The     for the Board's approval of the Fund's      that AIM provides to the AIM Funds. The
Investments Committee considers each          advisory agreement. Unless otherwise        Board concluded that AIM continues to be
                                              stated, information set forth below is      responsive to the Board's focus on fund
                                              as of June 27, 2007 and does not reflect    performance. Although the independent
                                              any changes that may have occurred since    written evaluation of the Fund's Senior
                                              that date, including but not limited to     Officer (discussed below) only
                                              changes to the Fund's performance,          considered Fund performance through the
                                              advisory fees, expense limitations          most recent calendar year, the Board
                                              and/or fee waivers.                         also reviewed more

                                                                                                                         (continued)

AIM Asia Pacific Growth Fund

recent Fund performance and this review did   E. Profitability and Financial Resources    used to pay for research and execution
not change their conclusions.                    of AIM                                   services. The Board noted that soft
                                                                                          dollar arrangements shift the payment
C. Advisory Fees and Fee Waivers              The Board reviewed information from AIM     obligation for the research and
                                              concerning the costs of the advisory and    executions services from AIM to the
The Board compared the Fund's contractual     other services that AIM and its             funds and therefore may reduce AIM's
advisory fee rate to the contractual          affiliates provide to the Fund and the      expenses. The Board also noted that
advisory fee rates of funds in the Fund's     profitability of AIM and its affiliates     research obtained through soft dollar
Lipper peer group that are not managed by     in providing these services. The Board      arrangements may be used by AIM in
AIM, at a common asset level and as of the    also reviewed information concerning the    making investment decisions for the Fund
end of the past calendar year. The Board      financial condition of AIM and its          and may therefore benefit Fund
noted that the Fund's advisory fee rate was   affiliates. The Board also reviewed with    shareholders. The Board concluded that
at the median advisory fee rate of its        AIM the methodology used to prepare the     AIM's soft dollar arrangements were
peers. The Board also reviewed the            profitability information. The Board        appropriate. The Board also concluded
methodology used by Lipper and noted that     considered the overall profitability of     that, based on their review and
the contractual fee rates shown by Lipper     AIM, as well as the profitability of AIM    representations made by AIM, these
include any applicable long-term              in connection with managing the Fund.       arrangements were consistent with
contractual fee waivers. The Board noted      The Board noted that AIM continues to       regulatory requirements.
that AIM does not serve as an advisor to      operate at a net profit, although
other mutual funds or other clients with      increased expenses in recent years have        The Board considered the fact that
investment strategies comparable to those     reduced the profitability of AIM and its    the Fund's uninvested cash and cash
of the Fund.                                  affiliates. The Board concluded that the    collateral from any securities lending
                                              Fund's advisory fees were fair and          arrangements may be invested in money
   The Board noted that AIM has not           reasonable, and that the level of           market funds advised by AIM pursuant to
proposed any advisory fee waivers or          profits realized by AIM and its             procedures approved by the Board. The
expense limitations for the Fund. However,    affiliates from providing services to       Board noted that AIM will receive
the Board also noted that AIM has             the Fund was not excessive in light of      advisory fees from these affiliated
recommended that the Board approve an         the nature, quality and extent of the       money market funds attributable to such
amendment to the Fund's contractual           services provided. The Board considered     investments, although AIM has
advisory fee schedule that would implement    whether AIM is financially sound and has    contractually agreed to waive the
the contractual advisory fee waiver that      the resources necessary to perform its      advisory fees payable by the Fund with
had been formerly committed to by AIM,        obligations under the Fund's advisory       respect to its investment of uninvested
which waiver provided for lower effective     agreement, and concluded that AIM has       cash in these affiliated money market
fee rates at all asset levels than the        the financial resources necessary to        funds through at least June 30, 2008.
Fund's current contractual advisory fee       fulfill these obligations.                  The Board considered the contractual
schedule. The Board noted that AIM's                                                      nature of this fee waiver and noted that
recommendation was made in response to the    F. Independent Written Evaluation of the    it remains in effect until at least June
recommendation of the independent Senior         Fund's Senior Officer                    30, 2008. The Board concluded that the
Officer that AIM consider whether the                                                     Fund's investment of uninvested cash and
advisory fee waivers for certain equity AIM   The Board noted that, upon their            cash collateral from any securities
Funds, including the Fund, should be          direction, the Senior Officer of the        lending arrangements in the affiliated
simplified. The Board concluded that it       Fund, who is independent of AIM and         money market funds is in the best
would be appropriate to approve the           AIM's affiliates, had prepared an           interests of the Fund and its
proposed amendment to the Fund's              independent written evaluation to assist    shareholders.
contractual advisory fee schedule and that    the Board in determining the
it was not necessary at this time to          reasonableness of the proposed
discuss with AIM whether to implement any     management fees of the AIM Funds,
fee waivers or expense limitations for the    including the Fund. The Board noted that
Fund.                                         they had relied upon the Senior
                                              Officer's written evaluation instead of
   After taking account of the Fund's         a competitive bidding process. In
contractual advisory fee rate, as well as     determining whether to continue the
the comparative advisory fee information      Fund's advisory agreement, the Board
discussed above, the Board concluded that     considered the Senior Officer's written
the Fund's advisory fees were fair and        evaluation.
reasonable.
                                              G. Collateral Benefits to AIM and its
D. Economies of Scale and Breakpoints            Affiliates

The Board considered the extent to which      The Board considered various other
there are economies of scale in AIM's         benefits received by AIM and its
provision of advisory services to the Fund.   affiliates resulting from AIM's
The Board also considered whether the Fund    relationship with the Fund, including
benefits from such economies of scale         the fees received by AIM and its
through contractual breakpoints in the        affiliates for their provision of
Fund's advisory fee schedule or through       administrative, transfer agency and
advisory fee waivers or expense               distribution services to the Fund. The
limitations. The Board noted that the         Board considered the performance of AIM
Fund's contractual advisory fee schedule      and its affiliates in providing these
currently includes only one breakpoint but    services and the organizational
that the amendment to the Fund's              structure employed by AIM and its
contractual advisory fee schedule discussed   affiliates to provide these services.
above provides for seven breakpoints. Based   The Board also considered that these
on this information, the Board concluded      services are provided to the Fund
that the Fund's advisory fees will            pursuant to written contracts which are
appropriately reflect economies of scale      reviewed and approved on an annual basis
upon the Board's approval of the amendment    by the Board. The Board concluded that
to the Fund's contractual advisory fee        AIM and its affiliates were providing
schedule. The Board also noted that the       these services in a satisfactory manner
Fund shares directly in economies of scale    and in accordance with the terms of
through lower fees charged by third party     their contracts, and were qualified to
service providers based on the combined       continue to provide these services to
size of all of the AIM Funds and              the Fund.
affiliates.
                                                 The Board considered the benefits
                                              realized by AIM as a result of portfolio
                                              brokerage transactions executed through
                                              "soft dollar" arrangements. Under these
                                              arrangements, portfolio brokerage
                                              commissions paid by the Fund and/or
                                              other funds advised by AIM are

AIM Asia Pacific Growth Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year -- end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends                      $15,392,808
         Qualified Dividend Income*                                  99.88%
         Corporate Dividends Received Deduction*                     00.00%

       * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

       NON-RESIDENT ALIEN SHAREHOLDERS

         Qualified Interest Income**                                10.64%

       ** The above percentage is based on income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2007, April 30, 2007, July 31, 2007 and October 31, 2007 were 99.44%, 99.72%, 99.64%, and 99.64%, respectively.

FOREIGN TAX CREDIT

For the fiscal year ended 10/31/07, the amount of income received by the fund from sources within foreign countries and possessions of the United States was $0.5744 per share (representing a total of $14,330,544).

  Of the foreign source income, $0.5546 per share is considered qualified dividend income. Foreign source income with the required adjustments for qualified dividends is $0.2582 per share. The amount of taxes paid by the fund to such countries for the fiscal year end 10/31/07 was $0.0331 per share (representing a total of $826,571). The following table provides a breakdown by country of ordinary income received and foreign taxes paid by the Fund during the fiscal year ended 10/31/07. The per share amount is based on shareholders of record on December 13, 2007.

                                                                                                           ADJUSTED      ADJUSTED
                                         FOREIGN      FOREIGN     FOREIGN      FOREIGN       FOREIGN        FOREIGN      FOREIGN
                                          SOURCE        TAX         TAX       QUALIFIED     QUALIFIED       SOURCE        SOURCE
               COUNTRY                   INCOME %      PAID       PAID %      DIVIDEND      DIVIDEND %      INCOME       INCOME %
---------------------------------------------------------------------------------------------------------------------------------
Australia                                  11.72%    $      --      0.00%    $ 1,187,324        8.58%     $ 1,002,383      15.56%
---------------------------------------------------------------------------------------------------------------------------------
China                                       8.23%            0      0.00%      1,178,780        8.52%         506,876       7.87%
---------------------------------------------------------------------------------------------------------------------------------
Hong Kong                                  20.33%            0      0.00%      2,913,359       21.05%       1,252,744      19.46%
---------------------------------------------------------------------------------------------------------------------------------
India                                       1.73%            0      0.00%        247,825        1.79%         106,565       1.65%
---------------------------------------------------------------------------------------------------------------------------------
Indonesia                                   2.55%       46,496      5.63%        365,951        2.64%         157,359       2.44%
---------------------------------------------------------------------------------------------------------------------------------
Malaysia                                   12.61%            0      0.00       1,807,339       13.06%         777,156      12.06%
---------------------------------------------------------------------------------------------------------------------------------
The Philippines                             5.69%      163,180     19.74%        815,901        5.90%         350,837       5.45%
---------------------------------------------------------------------------------------------------------------------------------
Singapore                                   5.99%            0      0.00%        857,759        6.20%         368,836       5.73%
---------------------------------------------------------------------------------------------------------------------------------
South Korea                                10.28%      208,678     25.25%      1,473,397       10.65%         633,561       9.83%
---------------------------------------------------------------------------------------------------------------------------------
Taiwan                                     13.73%      321,621     38.90%      1,967,668       14.22%         846,097      13.13%
---------------------------------------------------------------------------------------------------------------------------------
Thailand                                    7.14%       86,596     10.48%      1,023,407        7.39%         440,065       6.82%
=================================================================================================================================
TOTAL                                     100.00%      826,571    100.00%     13,838,710      100.00%       6,442,479     100.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

AIM Asia Pacific Growth Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, INVESCO PLC
                                             (parent of AIM and a global investment
                                             management firm); Chairman, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director, Chairman, Chief
                                             Executive Officer and President, IVZ
                                             Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent) and 1371
                                             Preferred Inc. (holding company);
                                             Director, Chairman, Chief Executive
                                             Officer and President, A I M Management
                                             Group Inc. (financial services holding
                                             company) and A I M Capital Management,
                                             Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds
                                             Group, Inc. (registered investment
                                             advisor and register transfer agent) and
                                             AIM GP Canada Inc. (general partner for
                                             a limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Director and Chief Executive
                                             Officer, AIM Trimark Corporate Class
                                             Inc. (formerly AIM Trimark Global Fund
                                             Inc.) (corporate mutual fund company)
                                             and AIM Trimark Canada Fund Inc.
                                             (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       1992       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         2001       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company) (2 portfolios)
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2000       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          1997       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)

                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         1991       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (7
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      1998       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        1991       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         2001       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee

                                             Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Asia Pacific Growth Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--

                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, INVESCO PLC;  N/A
  Vice President                             and Vice President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, INVESCO PLC; Director, INVESCO
                                             Funds Group, Inc.; Director and
                                             Secretary, IVZ, Inc. and INVESCO Group
                                             Services, Inc.; Secretary, INVESCO North
                                             American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Director, Senior Vice           N/A
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Senior Vice
                                             President, A I M Distributors, Inc.;
                                             Director, General Counsel and Vice
                                             President, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc. and AIM Investment Services, Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--;
                                             Director and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of INVESCO's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)

                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, INVESCO
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), INVESCO
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), INVESCO Private Capital, Inc.
                                             (registered investment advisor) and
                                             INVESCO Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                            [EDELIVERY                              Fund holdings and proxy voting information
                           GO PAPERLESS
                   AIMINVESTMENTS.COM/EDELIVERY                     The Fund provides a complete list of its holdings four times in
                             GRAPHIC]                               each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual
REGISTER FOR EDELIVERY                                              reports to shareholders. For the first and third quarters, the
                                                                    Fund files the lists with the Securities and Exchange
eDelivery is the process of receiving your fund and account         Commission (SEC) on Form N-Q. The most recent list of portfolio
information via e-mail. Once your quarterly statements, tax         holdings is available at AIMinvestments.com. From our home
forms, fund reports, and prospectuses are available, we will        page, click on Products & Performance, then Mutual Funds, then
send you an e-mail notification containing links to these           Fund Overview. Select your Fund from the drop-down menu and
documents. For security purposes, you will need to log in to        click on Complete Quarterly Holdings. Shareholders can also
your account to view your statements and tax forms.                 look up the Fund's Forms N-Q on the SEC Web site at sec.gov.
                                                                    Copies of the Fund's Forms N-Q may be reviewed and copied at
WHY SIGN UP?                                                        the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference
Register for eDelivery to:                                          Room,including information about duplicating fee charges,by calling 202-942-8090 or 800-732-0330, or by electronic request
o  save your Fund the cost of printing and postage.                 at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.
o  reduce the amount of paper you receive.
                                                                    A description of the policies and procedures that the Fund uses
o  gain access to your documents faster by not waiting for the      to determine how to vote proxies relating to portfolio
   mail.                                                            securities is available without charge, upon request, from our
                                                                    Client Services department at 800-959-4246 or on the AIM Web
o  view your documents online anytime at your convenience.          site, AIMinvestments.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the
o  save the documents to your personal computer or print them out   SEC Web site, sec.gov.
   for your records.
                                                                    Information regarding how the Fund voted proxies related to its
HOW DO I SIGN UP?                                                   portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to AIMinvestments.com, access
It's easy. Just follow these simple steps:                          the About Us tab, click on Required Notices and then click on
                                                                    Proxy Voting Activity. Next, select the Fund from the drop-down
1. Log in to your account.                                          menu. The information is also available on the SEC Web
                                                                    site, sec.gov.
2. Click on the "Service Center" tab.
                                                                    IF USED AFTER JANUARY 20, 2008, THIS REPORT MUST BE ACCOMPANIED
3. Select "Register for eDelivery" and complete the consent         BY A FUND FACT SHEET OR BY AN AIM QUARTERLY PERFORMANCE REVIEW
   process.                                                         FOR THE MOST RECENT QUARTER-END. MUTUAL FUNDS AND
                                                                    EXCHANGE-TRADED FUNDS DISTRIBUTED BY A I M DISTRIBUTORS, INC.
This AIM service is provided by AIM Investment Services,Inc.
                                                                    APG-AR-1   A I M Distributors,Inc.

                                                                                                            [AIM INVESTMENTS LOGO]
                                                                                                          -- REGISTERED TRADEMARK --

INTERNATIONAL/ GLOBAL EQUITY

                              AIM European Growth Fund
                              Annual Report to Shareholders - October 31, 2007

International/ Global Growth

Table of Contents

Letters to Shareholders .........    2
Performance Summary .............    4
Management Discussion ...........    4
Long-term Fund Performance ......    6
Supplemental Information ........    8
Schedule of Investments .........    9
Financial Statements ............   12
Notes to Financial Statements ...   15
Financial Highlights ............   22
Auditor's Report ................   27
Fund Expenses ...................   28
Approval of Advisory Agreement ..   29             [COVER GLOBE IMAGE]
Tax Information .................   31
Trustees and Officers ...........   33

[AIM INVESTMENT SOLUTIONS]

         [GRAPHIC]   [GRAPHIC]
         [DOMESTIC    [FIXED
          EQUITY]    INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]      [GRAPHIC]
      [SECTOR    [INTERNATIONAL/
      EQUITY]     GLOBAL EQUITY]

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

AIM European Growth Fund

                         Dear Shareholders of the AIM Family of Funds:

                         I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review and factors that affected its performance. The following pages contain important informa- tion that answers questions you may have about your investment.
       [TAYLOR
        PHOTO]              Despite notable volatility at points throughout the fiscal year ended October 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S.
    Philip Taylor        Federal Reserve Board (the Fed) to reassure skittish markets, among other factors.

                            At its September 18, 2007, meeting, the Fed cut the federal funds target rate for the first time since
                         June 2003.(1) The cut followed 17 rate increases from June 2004 to June 20061 and was intended to address investor concerns about a weak housing market generally and problems in the subprime mortgage market specifically. The Fed's action trig- gered an immediate and broad stock market rally. The Fed cut this key interest rate again on October 31, 2007.(1)

                            At AIM Investments --REGISTERED TRADEMARK--, we know that market conditions change--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                         o  Domestic, global and international equity funds

                         o  Taxable and tax-exempt fixed-income funds

                         o  Allocation portfolios, with risk/return characteristics to match your needs

                         o  AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares
                            --REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears

                            I encourage you to talk with your financial advisor if you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                         IN CONCLUSION

                         My colleague, Bob Graham, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instru- mental in transforming AIM from a small investment management firm into one of America's most respected mutual fund companies--and, in 1997, into a global independent retail and institutional investment manager.

                            In May, with shareholder approval, AIM Investments' parent company changed its name from AMVESCAP PLC to
                         Invesco Ltd., uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your ques- tions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                            We at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                         Sincerely,


                         /S/ PHILIP TAYLOR

                         Philip Taylor
                         President - AIM Funds
                         CEO, AIM Investments

                         December 17, 2007

                         Source: (1)U.S. Federal Reserve Board

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM European Growth Fund

                         Dear Fellow Shareholders:

                         In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM
                         Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards.
      [CROCKETT
        PHOTO]              Your Board welcomes two new members: Marty Flanagan, President and CEO of INVESCO, AIM's parent company, and Phil Taylor, who was named CEO of AIM Investments --REGISTERED TRADEMARK-- in April 2006. Robert
                         Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as vice chairman
  Bruce L. Crockett      of the Board. We thank Bob for his many contributions and wish him a long and happy future.

                            Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous im- provement. In general, as of October 31, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as I write this letter, the overall trend in fund management and performance has been positive.

                            The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn Kelley to Head of INVESCO's Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen's direction, AIM's cash management organization grew to one of the world's largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve
                         (as of October 31, 2007).

                            In other news, your Board took a more active role in preparing for "proxy season," the period when fund managers must vote the shares held by their funds "for" or "against" various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

                            In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and "say for pay." The AIM Funds voted against directors whom AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against "poison pill" and "take under" proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the "About Us" tab, then go to "Required Notices" and "Proxy
                         Voting Activity."

                            Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.

                            Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and
                         AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in
                         2005. For more information on this process, please visit AIMinvestments.com. Click on the "Products and
                         Performance" tab and go to "Investment Advisory Agreement Renewals."

                            Your Board's ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

                            1) How important is it to you to hear about your Board's decisions and activities in these letters?

                            2) What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

                            3) Would you prefer that communications from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

                            If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there. We need to hear from you to do our best job, and I look forward to your responses.

                         Sincerely,


                         /S/ BRUCE L. CROCKETT

                         Bruce L. Crockett
                         Independent Chair
                         AIM Funds Board of Directors

                         December 17, 2007

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM European Growth Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                        o  A more attractive opportunity becomes
                                                                                      available.
================================================================================
PERFORMANCE SUMMARY                                                                MARKET CONDITIONS AND YOUR FUND

We are pleased to once again have provided shareholders with double-digit Fund     Upward momentum--driven by generally strong
performance at net asset value. As the table illustrates, excluding applicable     corporate results and continued merger and
sales charges, your Fund significantly outperformed its broad market benchmark     acquisition (M&A) activity--was punctu- ated by
while performing in line with its style-specific benchmark.                        small corrections during November, February and
                                                                                   June. July and August witnessed more severe
     Your Fund's long-term performance appears later in this report.               falls as credit-market concerns and their
                                                                                   potential effect on financial stocks and M&A
FUND VS. INDEXES                                                                   activity shook investor confidence. However,
                                                                                   European equities ended October higher,
Total returns, 10/31/06-10/31/07, excluding applicable sales charges. If sales     continuing the momentum created by September's
charges were included, returns would be lower.                                     50-basis-point cut in U.S. interest rates.(1)

Class A Shares                                          31.85%                        Within this environment, Fund performance was
Class B Shares                                          30.87                      broad based with all sectors and all major
Class C Shares                                          30.84                      markets registering double-digit positive
Class R Shares                                          31.53                      returns for the period. Consistent with the
Investor Class Shares                                   31.84                      Fund's bottom-up investment process, the pri-
MSCI EAFE Index* (Broad Market Index)                   24.91                      mary driver of performance was security selec-
MSCI Europe Growth Index* (Style-Specific Index)        32.19                      tion rather than sector or country allocation.
Lipper European Funds Index* (Peer Group Index)         32.87                      Applying the Fund's bottom-up EQV invest- ment
SOURCE: *LIPPER INC.                                                               process across Europe's extensive all-cap
================================================================================   universe enabled us to deliver double-digit
                                                                                   results for the reporting period.
HOW WE INVEST                             market capitalization, such as large-
                                          or mid/small-cap, we select                 For example, key contributors to relative
When selecting stocks for your Fund, we   investments for the Fund by using a      outperformance came from holdings in Germany, a
employ a disciplined investment           bottom-up investment approach, which     market most U.S. investors may view as having
strategy that emphasizes fundamental      means that we construct the Fund         subdued growth. The reality is quite the
research, supported by both               primarily on a stock-by-stock basis.     contrary. By applying our disciplined EQV
quantitative analysis and portfolio       We focus on the strengths of             investment process, we were able to find several
construction techniques. Our EQV          individual companies rather than         strong-performing quality stocks across the
(Earnings, Quality, Valuation) strategy   sectors, countries or market-cap         German equity market. Leading contribu- tors to
focuses primarily on identifying          trends.                                  Fund performance included Porsche and Deutsche
quality companies that have                                                        Boerse. Top-10 holding Porsche, the German
experienced, or exhibit the potential        We believe disciplined sell           luxury automobile man-
for, accelerating or above-average        decisions are key to successful
earnings growth but whose prices do not   investing. We consider selling a stock
fully reflect these attributes.           for one of the following reasons:

   While research responsibilities
within the portfolio management team      o  A company's fundamentals
are focused by                               deteriorate, or it posts
                                             disappointing earnings.

                                          o  A stock's price seems overvalued.

=======================================   ======================================   ================================================

    PORTFOLIO COMPOSITION                     TOP FIVE COUNTRIES*                        TOP 10 EQUITY HOLDINGS*

By sector                                 1. United Kingdom                 21.2%   1. Porsche A.G.-Pfd. (Germany)              2.7%
                                          2. Germany                        17.9    2. Intralot S.A. (Greece)                   2.2
Consumer Discretionary             21.3%  3. Switzerland                    10.7    3. Vimpel-Communications-ADR (Russia)       1.9
Industrials                        19.2   4. Netherlands                     7.4    4. Sygenta A.G. (Switzerland)               1.8
Financials                         17.6   5. France                          6.8    5. DaimlerChrysler A.G. (Germany)           1.7
Consumer Staples                   12.9                                             6. Puma A.G. Rudolf Dassler Sport
Materials                           8.6   Total Net Assets         $1.86 billion       (Germany)                                1.7
Health Care                         6.7                                             7. Roche Holding A.G. (Switzerland)         1.7
Energy                              5.2   Total Number of Holdings*           87    8. USG People N.V. (Netherlands)            1.7
Telecommunication Services          1.9                                             9. InBev N.V. (Belgium)                     1.6
Utilities                           1.4   The Fund's holdings are subject to       10. WPP Group PLC (United Kingdom)           1.6
Information Technology              0.8   change, and there is no assurance that
Money Market Funds Plus Other             the Fund will continue to hold any
Assets Less Liabilities             4.4   particular security.

                                          *  Excluding money market fund
                                             holdings.

=======================================   ======================================   ================================================

                                                                                                                        (continued)

AIM European Growth Fund

ufacturer, was up more than 125% over the     back into dollars--foreign currency                   Jason T. Holzer
period. Strong brand recognition, expanding   appreciation boosted Fund performance.      [HOLZER   Chartered Financial
margins and growth in new markets supported                                                PHOTO]   Analyst, senior portfolio
the stock. Despite volatility in the          IN CLOSING                                            manager, is lead manager of AIM
financials markets, German stock exchange                                                 European Growth Fund with respect to the
monopoly Deutsche Boerse was up 100% for      European markets once again outperformed    Fund's small- and mid-cap investments. He
the period.                                   U.S. markets during the reporting           joined AIM in 1996. He earned a B.A. in
                                              period.2 In our opinion, better relative    quantitative economics and an M.S. in
   The Fund's actively managed bottom-up      valuations than U.S. markets, low           engineering economic systems from
investment strategy also enabled us to        interest rates in the euro zone,            Stanford University.
identify several overlooked, but rewarding,   structured reform efforts throughout
discounted quality growth opportunities not   Europe and increased private equity                   Clas G. Olsson
represented in the style index. Examples      takeovers continued to support European     [OLSSON   Senior portfolio manager
included Vimple Communications, Intralot      markets, making Europe a compelling          PHOTO]   and head of AIM's International
and Tom Tom. Each performed favorably over    investment arena. Over the past 12                    Investment Management Unit, is
the period and contributed to relative        months, the Fund experienced strong         lead manager of AIM European Growth Fund
results. Russian wireless operator Vimpel     double-digit returns. It would be impru-    with respect to the Fund's large-cap
Com benefited from increased operations and   dent for us to suggest that such a level    investments. Mr. Olsson joined AIM in
margins in Russia and other Commonwealth of   of performance is sustainable over the      1994. Mr. Olsson became a commissioned
Independent States markets. Intralot, a       long term. Today, however, the Fund         naval officer at the Royal Swedish Naval
Greek lottery and sports gaming operator      trades at an attractive absolute            Academy in 1988. He also earned a B.B.A.
and technology provider, benefited from new   valuation with little premium paid for      from The University of Texas at Austin.
contract awards. New purchase Tom Tom, a      quality growth.
Dutch navigation solutions provider,                                                                Borge Endresen
benefited from continued marketshare             We welcome new shareholders who          ENDRESEN  Chartered Financial Analyst,
growth and new product roll out.              invested in the Fund during the reporting   PHOTO]    portfolio manager, is manager of
                                              period and thank all our shareholders for             AIM European Growth Fund.
   Performance from a sector perspective      your continued investment in AIM European   He joined AIM in 1999 and graduated summa
was strong as well, with the Fund             Growth Fund.                                cum laude from the University of Oregon
outperforming its style-specific index                                                    with a B.S. in finance. He also earned an
across seven of the 10 market sectors. Top    Sources: (1)U.S. Federal Reserve Board;     M.B.A. from The University of Texas at
contributions came from holdings in the       (2)Lipper Inc.                              Austin.
health care, consumer discretionary and
financials sectors. In contrast, although     The views and opinions expressed in                   Richard Nield
we benefited from the performance of our      management's discussion of Fund             [NIELD    Chartered Financial
U.K-based materials stock Vedanta, we         performance are those of A I M Advisors,    PHOTO]    Analyst, portfolio manager,
missed out on strong-performing metals and    Inc. These views and opinions are subject             is manager of AIM European
mining index heavyweights, such as Rio        to change at any time based on factors      Growth Fund. Mr. Nield joined AIM in
Tinto and BHP Billiton. Communications        such as market and economic conditions.     2000. He earned a bachelor of commerce
equipment manufacturer Nokia and software     These views and opinions may not be         degree in finance and interna- tional
giant SAP, neither a Fund holding, also       relied upon as investment advice or         business from McGill University in
performed well, benefiting the index and      recommendations, or as an offer for a       Montreal, Canada.
detracting from our relative results.         particular security. The information is
                                              not a complete analysis of every aspect               Matthew W. Dennis
   The Fund also benefited from its all-cap   of any market, country, industry,           [DENNIS   Chartered Financial
flexibility, which enables it to invest       security or the Fund. Statements of fact     PHOTO]   Analyst, portfolio manager,
across a wide range of the market-cap         are from sources considered reliable, but             is manager of AIM European
spectrum. We believe that the small/mid-cap   A I M Advisors, Inc. makes no               Growth Fund. He joined AIM in 2000. Mr.
universe remained less efficient,             representation or warranty as to their      Dennis graduated with a B.A. in economics
consequently allowing us to identify          completeness or accuracy. Although          from The University of Texas at Austin.
attractive investment opportunities that      historical performance is no guarantee of   He also earned an M.S. in finance from
the market may not follow closely. While      future results, these insights may help     Texas A&M University.
overall valuations for the mid-and            you understand our investment
small-cap areas of the market appear fully    management philosophy.                      Assisted by the Europe/Canada Team
val- ued, we continue to find
stock-specific opportunities that meet        See important Fund and index disclosures
our investment criteria. Foreign exchange     later in this report.
was another contributor, with our exposure
to the euro adding greatest value to
overall return. Because we do not typi-
cally hedge currencies--we buy stocks in
their local currency and then translate
that value

AIM European Growth Fund

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee compa-      of funds reflects fund expenses and         value during the early years shown in the
rable future results.                         management fees; performance of a           chart. The vertical axis, the one that
                                              market index does not. Performance shown    indicates the dollar value of an
   The data shown in the chart include        in the chart and table(s) does not          investment, is con- structed with each
rein- vested distributions, applicable        reflect deduction of taxes a shareholder    segment representing a percent change in
sales charges, Fund expenses and management   would pay on Fund distributions or sale     the value of the invest- ment. In this
fees. Results for Class B shares are          of Fund shares. Performance of the          chart, each segment represents a
calculated as if a hypothetical shareholder   indexes does not reflect the effects of     doubling, or 100% change, in the value of
had liquidated his entire investment in the   taxes.                                      the investment. In other words, the space
Fund at the close of the reporting period                                                 between $5,000 and $10,000 is the same
and paid the applicable contingent deferred      This chart, which is a logarithmic       size as the space between $10,000 and
sales charges. Index results include          chart, presents the fluctuations in the     $20,000.
reinvested dividends, but they do not         value of the Fund and its indexes. We
reflect sales charges. Performance of an      believe that a logarithmic chart is more
index                                         effective than other types of charts in
                                              illustrating changes in

====================================================================================================================================

                                                          [MOUNTAIN CHART]
RESULTS OF A $10,000 INVESTMENT
INDEX DATA FROM 10/31/97, FUND DATA FROM 11/3/97


                            AIM                     AIM                 AIM
                       EUROPEAN GROWTH         EUROPEAN GROWTH     EUROPEAN GROWTH                     MSCI
                            FUND                    FUND                FUND          MSCI EAFE   EUROPE GROWTH     LIPPER EUROPEAN
   DATE               -CLASS A SHARES         -CLASS B SHARES     -CLASS C SHARES      INDEX(1)      INDEX(1)        FUNDS INDEX(1)

      10/31/97                                                                          $10000        $ 10000           $10000
         11/97             $ 9233                  $ 9770               $ 9770            9898          10139            10075
         12/97               9592                   10150                10150            9984          10508            10309
          1/98              10026                   10600                10600           10441          10964            10694
          2/98              10972                   11590                11590           11111          11898            11575
          3/98              12172                   12850                12850           11453          12431            12451
          4/98              12910                   13609                13609           11544          12652            12738
          5/98              13789                   14529                14538           11488          12882            13058
          6/98              13855                   14599                14608           11575          13172            13097
          7/98              14535                   15298                15308           11692          13270            13346
          8/98              12551                   13197                13198           10244          11889            11419
          9/98              11842                   12457                12458            9929          11415            10779
         10/98              12248                   12867                12878           10965          12436            11533
         11/98              12900                   13546                13558           11526          13065            12190
         12/98              13489                   14156                14168           11981          13940            12758
          1/99              14322                   15025                15038           11946          14004            12985
          2/99              13593                   14245                14257           11661          13455            12605
          3/99              13063                   13685                13697           12148          13166            12640
          4/99              13195                   13815                13818           12640          13029            13002
          5/99              12797                   13386                13388           11989          12536            12530
          6/99              13185                   13786                13788           12456          12737            12849
          7/99              13904                   14526                14538           12827          12607            13065
          8/99              14244                   14876                14878           12873          12802            13171
          9/99              14528                   15167                15169           13003          12748            13027
         10/99              15530                   16196                16209           13490          13456            13468
         11/99              18594                   19385                19399           13959          14279            14404
         12/99              22473                   23404                23419           15212          16049            16266
          1/00              23676                   24644                24669           14245          15279            15741
          2/00              29521                   30712                30728           14628          16493            17911
          3/00              26852                   27914                27929           15196          16722            17924
          4/00              24130                   25064                25088           14396          15939            16952
          5/00              23307                   24194                24218           14044          15194            16609
          6/00              24043                   24944                24968           14594          15410            17002
          7/00              24375                   25284                25308           13982          14788            16872
          8/00              25038                   25954                25979           14103          14519            16936
          9/00              23921                   24775                24799           13416          13709            16062
         10/00              22323                   23115                23140           13099          13389            15574
         11/00              20082                   20785                20810           12608          12682            14740
         12/00              21737                   22475                22500           13056          13378            15847
          1/01              21528                   22246                22270           13050          13230            15799
          2/01              19164                   19805                19821           12071          11777            14466
          3/01              17064                   17617                17640           11267          10773            13196
          4/01              18001                   18577                18600           12050          11602            14070
          5/01              17841                   18397                18419           11624          10917            13528
          6/01              17377                   17917                17939           11149          10446            12977
          7/01              16970                   17487                17508           10946          10416            12845
          8/01              17036                   17537                17559           10669           9959            12516
          9/01              15135                   15568                15589            9588           9054            11112
         10/01              15627                   16068                16089            9834           9453            11501
         11/01              15996                   16437                16450           10196           9896            11999
         12/01              16365                   16807                16830           10257          10142            12254
          1/02              15958                   16377                16400            9712           9665            11717
          2/02              16148                   16577                16591            9780           9735            11725
          3/02              16753                   17187                17201           10356          10079            12312
          4/02              17028                   17446                17471           10377           9962            12279
          5/02              17350                   17776                17791           10509           9777            12286
          6/02              17350                   17765                17780           10090           9601            11957
          7/02              15401                   15767                15780            9094           8467            10708
          8/02              15515                   15866                15879            9074           8406            10636
          9/02              14001                   14306                14320            8099           7581             9318
         10/02              14759                   15076                15091            8534           8263            10032
         11/02              14863                   15176                15190            8922           8450            10506
         12/02              14779                   15075                15090            8622           8261            10119
          1/03              14211                   14486                14500            8262           7833             9677
          2/03              14097                   14366                14369            8072           7599             9308
          3/03              14286                   14555                14569            7914           7546             9194
          4/03              15459                   15734                15739            8689           8457            10350
          5/03              16793                   17084                17099            9216           8895            11112

====================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

          6/03              16728                   17014                17029            9439           8915            11201
          7/03              16842                   17115                17129            9667           8938            11415
          8/03              16870                   17144                17158            9900           8856            11502
          9/03              17825                   18094                18109           10206           9132            11758
         10/03              18952                   19223                19248           10842           9681            12502
         11/03              19725                   20003                20018           11083          10123            13052
         12/03              21163                   21453                21467           11949          10853            13979
          1/04              22062                   22352                22367           12118          11049            14387
          2/04              23095                   23383                23398           12397          11363            14835
          3/04              22838                   23111                23129           12467          10971            14357
          4/04              22489                   22742                22759           12185          10820            14128
          5/04              22754                   23001                23018           12226          10965            14274
          6/04              23218                   23461                23478           12494          11060            14549
          7/04              22508                   22722                22748           12088          10689            14040
          8/04              22963                   23172                23199           12142          10638            14079
          9/04              24079                   24291                24308           12459          11047            14696
         10/04              24825                   25029                25047           12884          11424            15216
         11/04              26709                   26909                26925           13764          12224            16309
         12/04              28133                   28327                28355           14368          12696            17067
          1/05              28029                   28208                28224           14104          12401            16871
          2/05              29470                   29647                29664           14714          12973            17829
          3/05              28618                   28766                28795           14344          12678            17313
          4/05              27719                   27857                27873           14007          12468            16867
          5/05              27747                   27868                27884           14014          12532            16857
          6/05              28324                   28429                28453           14200          12608            17232
          7/05              29650                   29748                29773           14635          13076            18074
          8/05              30625                   30708                30723           15005          13283            18663
          9/05              30824                   30877                30901           15673          13540            19068
         10/05              29480                   29519                29532           15215          13135            18258
         11/05              30079                   30097                30111           15587          13168            18625
         12/05              31811                   31807                31822           16313          13651            19438
          1/06              34385                   34355                34380           17314          14494            20931
          2/06              34987                   34942                34968           17276          14396            21139
          3/06              36379                   36312                36339           17845          15039            22039
          4/06              38453                   38367                38392           18698          15821            23298
          5/06              37322                   37201                37225           17971          15385            22325
          6/06              37292                   37145                37173           17970          15446            22159
          7/06              37770                   37605                37634           18148          15604            22384
          8/06              38990                   38805                38830           18647          16057            23038
          9/06              38561                   38355                38380           18676          16041            23172
         10/06              40504                   40261                40283           19402          16642            24198
         11/06              42537                   42250                42273           19982          17276            25241
         12/06              44332                   44012                44036           20609          17838            26235
          1/07              45188                   44822                44855           20749          18002            26722
          2/07              44971                   44584                44618           20916          17989            26565
          3/07              47053                   46635                46657           21450          18822            27753
          4/07              49373                   48888                48919           22402          19948            29339
          5/07              50632                   50120                50138           22795          20302            29987
          6/07              49938                   49403                49421           22823          20277            29975
          7/07              49144                   48583                48600           22487          19968            29285
          8/07              48766                   48175                48202           22135          19876            29035
          9/07              51014                   50357                50385           23320          21035            30722
         10/07              53396                   53463                52724           24236          22000            32152

AIM European Growth Fund

===========================================   =========================================

AVERAGE ANNUAL TOTAL RETURNS                  AVERAGE ANNUAL TOTAL RETURNS
                                                                                             THE TOTAL ANNUAL FUND OPERATING
As of 10/31/07, including applicable          As of 9/30/07, the most recent calendar     EXPENSE RATIO SET FORTH IN THE MOST
sales charges                                 quarter-end, including applicable sales     RECENT FUND PROSPECTUS AS OF THE DATE OF
                                              charges                                     THIS REPORT FOR CLASS A, CLASS B, CLASS
CLASS A SHARES                                                                            C, CLASS R AND INVESTOR CLASS SHARES WAS
Inception (11/3/97)                   18.25%  CLASS A SHARES                              1.59%, 2.34%, 2.34%, 1.84% AND 1.56%,
5 Years                               27.87   Inception (11/3/97)                17.88%   RESPECTIVELY. THE EXPENSE RATIOS
1 Year                                24.58   5 Years                            28.05    PRESENTED ABOVE MAY VARY FROM THE EXPENSE
                                              1 Year                             25.00    RATIOS PRESENTED IN OTHER SECTIONS OF
CLASS B SHARES                                                                            THIS REPORT THAT ARE BASED ON EXPENSES
Inception (11/3/97)                   18.27%  CLASS B SHARES                              INCURRED DURING THE PERIOD COVERED BY
5 Years                               28.29   Inception (11/3/97)                17.89%   THIS REPORT.
1 Year                                25.87   5 Years                            28.47
                                              1 Year                             26.28       CLASS A SHARE PERFORMANCE REFLECTS THE
CLASS C SHARES                                                                            MAXIMUM 5.50% SALES CHARGE, AND CLASS B
Inception (11/3/97)                   18.10%  CLASS C SHARES                              AND CLASS C SHARE PERFORMANCE REFLECTS
5 Years                               28.43   Inception (11/3/97)                17.73%   THE APPLICABLE CONTINGENT DEFERRED SALES
1 Year                                29.84   5 Years                            28.62    CHARGE (CDSC) FOR THE PERIOD INVOLVED.
                                              1 Year                             30.29    THE CDSC ON CLASS B SHARES DECLINES FROM
CLASS R SHARES                                                                            5% BEGINNING AT THE TIME OF PURCHASE TO
Inception                             18.71%  CLASS R SHARES                              0% AT THE BEGINNING OF THE SEVENTH YEAR.
5 Years                               29.06   Inception                          18.34%   THE CDSC ON CLASS C SHARES IS 1% FOR THE
1 Year                                31.53   5 Years                            29.25    FIRST YEAR AFTER PURCHASE. CLASS R SHARES
                                              1 Year                             31.93    DO NOT HAVE A FRONT-END SALES CHARGE;
INVESTOR CLASS SHARES                                                                     RETURNS SHOWN ARE AT NET ASSET VALUE AND
Inception                             18.94%  INVESTOR CLASS SHARES                       DO NOT REFLECT A 0.75% CDSC THAT MAY BE
5 Years                               29.37   Inception                          18.57%   IMPOSED ON A TOTAL REDEMPTION OF
1 Year                                31.84   5 Years                            29.55    RETIREMENT PLAN ASSETS WITHIN THE FIRST
                                              1 Year                             32.29    YEAR. INVESTOR CLASS SHARES DO NOT HAVE A
=======================================================================================   FRONT-END SALES CHARGE OR A CDSC;
                                                                                          THEREFORE, PERFORMANCE IS AT NET ASSET
CLASS R SHARES' INCEPTION DATE IS JUNE 3,     VALUE, WHICH RESTATED PERFORMANCE WILL      VALUE.
2002. RETURNS SINCE THAT DATE ARE             REFLECT THE HIGHER RULE 12B-1 FEES
HISTORICAL RETURNS. ALL OTHER RETURNS ARE     APPLICABLE TO CLASS A SHARES FOR THE           THE PERFORMANCE OF THE FUND'S SHARE
BLENDED RETURNS OF HISTORICAL CLASS R SHARE   PERIOD USING BLENDED RETURNS. CLASS A       CLASSES WILL DIFFER PRIMARILY DUE TO
PERFORMANCE AND RESTATED CLASS A SHARE PER-   SHARES' INCEPTION DATE IS NOVEMBER 3,       DIFFERENT SALES CHARGE STRUCTURES AND
FORMANCE (FOR PERIODS PRIOR TO THE            1997.                                       CLASS EXPENSES.
INCEPTION DATE OF CLASS R SHARES) AT NET
ASSET VALUE, ADJUSTED TO REFLECT THE HIGHER   THE PERFORMANCE DATA QUOTED REPRESENT          A REDEMPTION FEE OF 2% WILL BE IMPOSED
RULE 12B-1 FEES APPLICABLE TO CLASS R         PAST PERFORMANCE AND CANNOT GUARANTEE       ON CERTAIN REDEMPTIONS OR EXCHANGES OUT
SHARES. CLASS A SHARES' INCEPTION DATE IS     COMPARABLE FUTURE RESULTS; CURRENT          OF THE FUND WITHIN 30 DAYS OF PURCHASE.
NOVEMBER 3, 1997.                             PERFORMANCE MAY BE LOWER OR HIGHER.         EXCEPTIONS TO THE REDEMPTION FEE ARE
                                              PLEASE VISIT AIMINVESTMENTS.COM FOR THE     LISTED IN THE FUND'S PROSPECTUS.
INVESTOR CLASS SHARES' INCEPTION DATE IS      MOST RECENT MONTH-END PERFORMANCE.
SEPTEMBER 30, 2003. RETURNS SINCE THAT DATE   PERFORMANCE FIGURES REFLECT REINVESTED      =========================================
ARE HISTORICAL RETURNS. ALL OTHER RETURNS     DISTRIBUTIONS, CHANGES IN NET ASSET VALUE
ARE BLENDED RETURNS OF HISTORICAL INVESTOR    AND THE EFFECT OF THE MAXIMUM SALES         FOR A DISCUSSION OF THE RISKS OF
CLASS SHARE PERFORMANCE AND RESTATED CLASS    CHARGE UNLESS OTHERWISE STATED.             INVESTING IN YOUR FUND AND INDEXES USED
A SHARE PERFORMANCE (FOR PERIODS PRIOR TO     INVESTMENT RETURN AND PRINCIPAL VALUE       IN THIS REPORT, PLEASE TURN THE PAGE.
THE INCEPTION DATE OF INVESTOR CLASS          WILL FLUCTUATE SO THAT YOU MAY HAVE A
SHARES) AT NET ASSET                          GAIN OR LOSS WHEN YOU SELL SHARES.          =========================================

AIM European Growth Fund

AIM EUROPEAN GROWTH FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                           o Investing in a fund that invests in       OTHER INFORMATION
                                              smaller companies involves risks not
o Class B shares are not available as an      associated with investing in more           o The returns shown in the management's
investment for retirement plans maintained    established companies, such as business     discussion of Fund performance are based
pursuant to Section 401 of the Internal       risk, stock price fluctuations and          on net asset values calculated for
Revenue Code, including 401(k) plans, money   illiquidity.                                shareholder transactions. Generally
purchase pension plans and profit sharing                                                 accepted accounting principles require
plans. Plans that had existing accounts       About indexes used in this report           adjustments to be made to the net assets
invested in Class B shares prior to                                                       of the Fund at period end for financial
September 30, 2003, will continue to be       o The MSCI EAFE --REGISTERED TRADEMARK--    reporting purposes, and as such, the net
allowed to make additional purchases.         Index is a free float-adjusted market       asset values for shareholder transactions
                                              capitalization index that is designed       and the returns based on those net asset
o Class R shares are available only to        to measure developed market equity          values may differ from the net asset
certain retirement plans. Please see the      performance, excluding the U.S. and         values and returns reported in the
prospectus for more information.              Canada.                                     Financial Highlights.

o Investor Class shares are closed to most    o The MSCI Europe Growth Index is a free    o Industry classifications used in this
investors. For more information on who may    float-adjusted market capitalization        report are generally according to the
continue to invest in Investor Class          index that represents the growth segment    Global Industry Classification Standard,
shares, please see the prospectus.            in developed equity markets in Europe.      which was developed by and is the
                                                                                          exclusive property and a service mark of
PRINCIPAL RISKS OF INVESTING IN               o The Lipper European Funds Index is an     Morgan Stanley Capital International Inc.
THE FUND                                      equally weighted representation of the      and Standard & Poor's.
                                              largest funds in the Lipper European
o Investing in developing countries can add   Funds category. These funds concentrate     o The Chartered Financial Analyst
additional risk, such as high rates of        their investments in equity securities      --REGISTERED TRADEMARK-- (CFA
inflation or sharply devalued currencies      whose primary trading markets or            --REGISTERED TRADEMARK--) designation
against the U.S. dollar. Transaction costs    operations are concentrated in the          is a globally recognized standard for
are often higher, and there may be delays     European region or a single country         measuring the competence and integrity of
in settlement procedures.                     within this region.                         investment professionals

o Prices of equity securities change in       o The Fund is not managed to track the
response to many factors including the his-   performance of any particular index,
torical and prospective earnings of the       including the indexes defined here, and
issuer, the value of its assets, general      consequently, the performance of the Fund
economic conditions, interest rates,          may deviate significantly from the
investor perceptions and market liquidity.    performance of the indexes.

o Foreign securities have additional risks,
including exchange rate changes, political    o A direct investment cannot be made in
and economic upheaval, the relative lack of   an index. Unless otherwise indicated,
information, relatively low market            index results include reinvested
liquidity, and the potential lack of strict   dividends, and they do not reflect sales
financial and accounting controls and         charges. Performance of an index of funds
standards.                                    reflects fund expenses; performance of
                                              a market index does not.

=======================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     =========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      FUND NASDAQ SYMBOLS

=======================================================================================   Class A Shares                 AEDAX
                                                                                          Class B Shares                 AEDBX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Class C Shares                 AEDRX
                                                                                          Class R Shares                 AEDRX
AIMINVESTMENTS.COM                                                                        Investor class Shares          EGINX

                                                                                          =========================================


AIM European Growth Fund

SCHEDULE OF INVESTMENTS(A)

October 31, 2007


                                                 SHARES         VALUE
--------------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-91.66%

BELGIUM-3.25%

Colruyt S.A. (Food Retail)(b)                      68,300   $   14,647,396
--------------------------------------------------------------------------
InBev N.V. (Brewers)(b)                           316,586       29,932,982
--------------------------------------------------------------------------
KBC Groep N.V. (Diversified Banks)(b)             112,324       15,786,092
==========================================================================
                                                                60,366,470
==========================================================================

CYPRUS-1.08%

Bank of Cyprus (Diversified Banks)(b)           1,019,090       19,976,990
==========================================================================

DENMARK-1.11%

Novo Nordisk A.S.-Class B
  (Pharmaceuticals)(b)                            165,033       20,552,213
==========================================================================

FINLAND-1.05%

Nokia Renkaat Oyj (Tires & Rubber)(b)(c)          517,950       19,569,535
==========================================================================

FRANCE-6.77%

Axa (Multi-Line Insurance)(b)(c)                  439,967       19,755,927
--------------------------------------------------------------------------
BNP Paribas (Diversified Banks)(b)                231,496       25,646,151
--------------------------------------------------------------------------
Cap Gemini S.A. (IT Consulting & Other
  Services)(b)                                    237,883       15,233,736
--------------------------------------------------------------------------
Rhodia S.A. (Specialty Chemicals)(b)(d)           353,439       13,765,582
--------------------------------------------------------------------------
Schneider Electric S.A. (Electrical
  Components & Equipment)(b)                      127,264       17,585,158
--------------------------------------------------------------------------
Societe Generale (Diversified Banks)(b)            63,015       10,623,983
--------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)(b)              286,292       23,108,076
==========================================================================
                                                               125,718,613
==========================================================================

GERMANY-14.03%

Bayer A.G. (Diversified Chemicals)(b)(c)          307,929       25,785,256
--------------------------------------------------------------------------
Commerzbank A.G. (Diversified Banks)(b)           471,052       20,078,227
--------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)(b)              126,852       19,220,523
--------------------------------------------------------------------------
Daimler A.G. (Automobile Manufacturers)(b)        291,550       32,238,937
--------------------------------------------------------------------------
Deutsche Boerse A.G. (Specialized Finance)(b)     185,000       29,358,997
--------------------------------------------------------------------------
MAN A.G. (Industrial Machinery)(b)                117,276       21,068,195
--------------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)(b)(c)                123,319       15,473,768
--------------------------------------------------------------------------
MTU Aero Engines Holding A.G. (Aerospace &
  Defense)(b)                                     396,753       24,325,221
--------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport
  (Footwear)(b)(c)                                 72,448       31,135,656
--------------------------------------------------------------------------
Siemens A.G. (Industrial Conglomerates)(b)        185,981       25,343,190
--------------------------------------------------------------------------
Symrise A.G. (Specialty Chemicals)(b)(d)          553,859       16,587,625
==========================================================================
                                                               260,615,595
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


GREECE-4.97%

Intralot S.A. Integrated Lottery (Casinos &
  Gaming)(b)                                      955,649   $   41,323,291
--------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming)                      341,160       13,937,862
--------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming) (Acquired
  7/14/2003; Cost $1,109,094)(e)                  104,000        4,248,850
--------------------------------------------------------------------------
Piraeus Bank S.A. (Diversified Banks)(b)          242,875        9,780,053
--------------------------------------------------------------------------
Titan Cement Co. (Construction Materials)(b)      470,593       22,978,808
==========================================================================
                                                                92,268,864
==========================================================================

HUNGARY-1.41%

OTP Bank Nyrt. (Diversified Banks)(b)             238,919       12,994,621
--------------------------------------------------------------------------
Richter Gedeon Nyrt. (Pharmaceuticals)(b)          60,418       13,157,877
==========================================================================
                                                                26,152,498
==========================================================================

IRELAND-3.98%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(b)                                     1,748,726       29,532,852
--------------------------------------------------------------------------
CRH PLC (Construction Materials)(b)               396,332       15,202,546
--------------------------------------------------------------------------
IAWS Group PLC (Packaged Foods & Meats)(b)        664,789       15,669,660
--------------------------------------------------------------------------
Smurfit Kappa Group PLC (Paper Packaging)(b)      670,558       13,556,903
==========================================================================
                                                                73,961,961
==========================================================================

ITALY-1.14%

Eni S.p.A. (Integrated Oil & Gas)(b)(c)           577,877       21,120,622
==========================================================================

NETHERLANDS-7.39%

Aalberts Industries N.V. (Industrial
  Machinery)(b)                                 1,009,744       24,562,786
--------------------------------------------------------------------------
Heineken Holding N.V. (Brewers)(b)                294,869       17,503,879
--------------------------------------------------------------------------
Koninklijke BAM Groep N.V. (Construction &
  Engineering)(b)(c)                              824,592       21,828,038
--------------------------------------------------------------------------
TNT N.V. (Air Freight & Logistics)(b)             398,710       16,394,624
--------------------------------------------------------------------------
TomTom N.V. (Consumer Electronics)(b)(c)(d)       327,508       26,243,181
--------------------------------------------------------------------------
USG People N.V. (Human Resource & Employment
  Services)(b)                                  1,002,164       30,722,507
==========================================================================
                                                               137,255,015
==========================================================================

NORWAY-2.93%

Cermaq A.S.A. (Packaged Foods & Meats)(c)         993,585       15,229,804
--------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Oil & Gas
  Equipment & Services)                           902,682       26,579,405
--------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(c)(d)                     754,576       12,656,070
==========================================================================
                                                                54,465,279
==========================================================================

AIM European Growth Fund


                                                 SHARES         VALUE
--------------------------------------------------------------------------

RUSSIA-1.87%

Vimpel-Communications-ADR (Wireless
  Telecommunication Services)                   1,052,000   $   34,789,640
==========================================================================

SPAIN-1.92%

Banco Santander S.A. (Diversified Banks)(b)       943,046       20,615,660
--------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(b)                                      201,597       15,067,681
==========================================================================
                                                                35,683,341
==========================================================================

SWEDEN-4.71%

Assa Abloy A.B.-Class B (Building
  Products)(b)                                    890,311       18,764,047
--------------------------------------------------------------------------
Atlas Copco A.B.-Class A (Industrial
  Machinery)(b)                                   781,860       13,102,094
--------------------------------------------------------------------------
Intrum Justitia A.B. (Diversified Commercial
  & Professional Services)                        987,725       15,782,826
--------------------------------------------------------------------------
Oriflame Cosmetics S.A.-SDR (Personal
  Products)(b)(c)                                 358,150       21,684,539
--------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)(b)                   807,385       18,100,776
==========================================================================
                                                                87,434,282
==========================================================================

SWITZERLAND-10.69%

Bucher Industries A.G. (Construction & Farm
  Machinery & Heavy Trucks)(b)                     71,700       17,071,005
--------------------------------------------------------------------------
Compagnie Financiere Richemont S.A.-Class A
  (Apparel, Accessories & Luxury Goods)(b)(f)     226,225       16,184,161
--------------------------------------------------------------------------
Credit Suisse Group (Diversified Capital
  Markets)(b)                                     357,560       24,143,707
--------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)(b)            61,277       28,330,471
--------------------------------------------------------------------------
Rieter Holding A.G. (Auto Parts &
  Equipment)(b)                                    28,139       16,398,528
--------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(b)           180,409       30,844,713
--------------------------------------------------------------------------
Sonova Holding A.G. (Health Care
  Equipment)(b)                                   155,000       17,458,798
--------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(b)                                   136,500       32,964,733
--------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(b)         282,581       15,168,847
==========================================================================
                                                               198,564,963
==========================================================================

TURKEY-2.16%

Akbank T.A.S. (Diversified Banks)(b)            2,904,347       26,601,900
--------------------------------------------------------------------------
Tupras-Turkiye Petrol Rafinerileri A.S. (Oil
  & Gas Refining & Marketing)(b)                  475,398       13,529,461
==========================================================================
                                                                40,131,361
==========================================================================

UNITED KINGDOM-21.20%

Amlin PLC (Multi-Line Insurance)(b)             2,873,758       19,263,971
--------------------------------------------------------------------------
Aviva PLC (Multi-Line Insurance)(b)             1,021,046       16,096,589
--------------------------------------------------------------------------
Balfour Beatty PLC (Construction &
  Engineering)(b)                               1,766,700       18,363,265
--------------------------------------------------------------------------

                                                 SHARES         VALUE
--------------------------------------------------------------------------

UNITED KINGDOM-(CONTINUED)

Bunzl PLC (Trading Companies &
  Distributors)(b)                              1,360,864   $   20,599,055
--------------------------------------------------------------------------
Capita Group PLC (Human Resource & Employment
  Services)(b)                                  1,364,129       21,356,506
--------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(b)              982,226       12,899,701
--------------------------------------------------------------------------
Homeserve PLC (Diversified Commercial &
  Professional Services)(b)                       469,902       17,716,068
--------------------------------------------------------------------------
IG Group Holdings PLC (Specialized
  Finance)(b)                                   1,270,811       11,025,045
--------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)(b)           520,261       26,379,089
--------------------------------------------------------------------------
Inchcape PLC (Distributors)(b)                  1,371,180       13,470,823
--------------------------------------------------------------------------
Informa PLC (Publishing)(b)                     2,073,141       23,127,168
--------------------------------------------------------------------------
International Power PLC (Independent Power
  Producers & Energy Traders)(b)                2,511,089       25,622,301
--------------------------------------------------------------------------
Mitie Group PLC (Environmental & Facilities
  Services)(b)                                  2,919,500       16,948,778
--------------------------------------------------------------------------
Punch Taverns PLC (Restaurants)(b)                524,640       10,996,628
--------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(b)     257,245       14,946,315
--------------------------------------------------------------------------
Shire PLC (Pharmaceuticals)(b)                  1,105,300       27,651,599
--------------------------------------------------------------------------
Tesco PLC (Food Retail)(b)                      1,308,319       13,307,119
--------------------------------------------------------------------------
Ultra Electronics Holdings PLC (Aerospace &
  Defense)(b)                                     547,110       14,310,151
--------------------------------------------------------------------------
United Business Media PLC (Publishing)(b)       1,337,221       20,308,630
--------------------------------------------------------------------------
Vedanta Resources PLC (Diversified Metals &
  Mining)                                         428,725       19,609,024
--------------------------------------------------------------------------
WPP Group PLC (Advertising)(b)                  2,164,780       29,635,108
==========================================================================
                                                               393,632,933
==========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $978,778,124)                   1,702,260,175
==========================================================================

FOREIGN PREFERRED STOCKS-3.90%

GERMANY-3.90%

Porsche A.G.-Pfd. (Automobile
  Manufacturers)(b)                                18,451       49,322,412
--------------------------------------------------------------------------
Henkel KGaA-Pfd. (Household Products)(b)          452,346       23,165,223
==========================================================================
    Total Foreign Preferred Stocks (Cost
      $33,486,014)                                              72,487,635
==========================================================================

MONEY MARKET FUNDS-4.11%

Liquid Assets Portfolio-Institutional
  Class(g)                                     38,203,361       38,203,361
--------------------------------------------------------------------------
Premier Portfolio-Institutional Class(g)       38,203,361       38,203,361
==========================================================================
    Total Money Market Funds (Cost
      $76,406,722)                                              76,406,722
==========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-99.67% (Cost
  $1,088,670,860)                                            1,851,154,532
==========================================================================

AIM European Growth Fund


                                                 SHARES         VALUE
--------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-5.19%

Liquid Assets Portfolio-Institutional Class
  (Cost $96,295,345)(g)(h)                     96,295,345   $   96,295,345
==========================================================================
TOTAL INVESTMENTS-104.86% (Cost
  $1,184,966,205)                                            1,947,449,877
==========================================================================
OTHER ASSETS LESS LIABILITIES-(4.86)%                          (90,266,969)
==========================================================================
NET ASSETS-100.00%                                          $1,857,182,908
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred
SDR  - Swedish Depositary Receipt

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2007 was $1,631,914,329, which represented 87.87% of the Fund's Net Assets. See Note 1A.
(c) All or a portion of this security was out on loan at October 31, 2007.
(d) Non-income producing security.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The value of this security at October 31, 2007 represented 0.23% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.
(f) Each unit represents one A bearer share in the company and one bearer share participation certificate in Richemont S.A.
(g) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(h) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM European Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS:

Investments, at value (Cost $1,012,264,138)*  $1,774,747,810
------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $172,702,067)                            172,702,067
------------------------------------------------------------
Total investments (Cost $1,184,966,205)        1,947,449,877
------------------------------------------------------------
Foreign currencies, at value (Cost
  $9,746,081)                                      9,736,477
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,217,746
------------------------------------------------------------
  Fund shares sold                                 4,344,679
------------------------------------------------------------
  Dividends                                        1,774,078
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               112,185
------------------------------------------------------------
Other assets                                          56,162
============================================================
    Total assets                               1,964,691,204
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            6,834,738
------------------------------------------------------------
  Fund shares reacquired                           2,590,648
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 187,773
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        96,295,345
------------------------------------------------------------
Accrued distribution fees                            611,477
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,777
------------------------------------------------------------
Accrued transfer agent fees                          612,062
------------------------------------------------------------
Accrued operating expenses                           373,476
============================================================
    Total liabilities                            107,508,296
============================================================
Net assets applicable to shares outstanding   $1,857,182,908
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  980,390,952
------------------------------------------------------------
Undistributed net investment income               19,476,052
------------------------------------------------------------
Undistributed net realized gain                   94,839,791
------------------------------------------------------------
Unrealized appreciation                          762,476,113
============================================================
                                              $1,857,182,908
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,095,988,399
____________________________________________________________
============================================================
Class B                                       $  177,052,756
____________________________________________________________
============================================================
Class C                                       $  182,177,511
____________________________________________________________
============================================================
Class R                                       $   25,128,930
____________________________________________________________
============================================================
Investor Class                                $  376,835,312
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           22,267,003
____________________________________________________________
============================================================
Class B                                            3,825,206
____________________________________________________________
============================================================
Class C                                            3,933,776
____________________________________________________________
============================================================
Class R                                              513,882
____________________________________________________________
============================================================
Investor Class                                     7,668,459
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        49.22
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $49.22 divided by
    94.50%)                                   $        52.08
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        46.29
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        46.31
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        48.90
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $        49.14
____________________________________________________________
============================================================

* At October 31, 2007, securities with an aggregate value of $88,887,577 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM European Growth Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $3,612,785)    $ 38,539,480
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $1,390,374)                       6,947,224
--------------------------------------------------------------------------
Interest                                                            23,443
==========================================================================
    Total investment income                                     45,510,147
==========================================================================

EXPENSES:

Advisory fees                                                   14,989,508
--------------------------------------------------------------------------
Administrative services fees                                       405,474
--------------------------------------------------------------------------
Custodian fees                                                   1,171,891
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        2,464,359
--------------------------------------------------------------------------
  Class B                                                        1,724,712
--------------------------------------------------------------------------
  Class C                                                        1,445,793
--------------------------------------------------------------------------
  Class R                                                           89,605
--------------------------------------------------------------------------
  Investor Class                                                   841,950
--------------------------------------------------------------------------
Transfer agent fees                                              3,396,903
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           69,398
--------------------------------------------------------------------------
Other                                                              526,189
==========================================================================
    Total expenses                                              27,125,782
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                  (476,301)
==========================================================================
    Net expenses                                                26,649,481
==========================================================================
Net investment income                                           18,860,666
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from:
  Investment securities                                        144,475,718
--------------------------------------------------------------------------
  Foreign currencies                                               734,626
==========================================================================
                                                               145,210,344
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        269,769,414
--------------------------------------------------------------------------
  Foreign currencies                                               (61,605)
==========================================================================
                                                               269,707,809
==========================================================================
Net realized and unrealized gain                               414,918,153
==========================================================================
Net increase in net assets resulting from operations          $433,778,819
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM European Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2007 and 2006

                                                                   2007              2006
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   18,860,666    $    7,886,571
----------------------------------------------------------------------------------------------
  Net realized gain                                              145,210,344       102,006,300
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                          269,707,809       224,587,450
==============================================================================================
    Net increase in net assets resulting from operations         433,778,819       334,480,321
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (5,963,573)       (3,358,722)
----------------------------------------------------------------------------------------------
  Class B                                                           (219,022)          (38,352)
----------------------------------------------------------------------------------------------
  Class C                                                           (147,072)          (17,313)
----------------------------------------------------------------------------------------------
  Class R                                                            (64,684)          (25,405)
----------------------------------------------------------------------------------------------
  Investor Class                                                  (2,147,850)       (1,509,105)
==============================================================================================
    Total distributions from net investment income                (8,542,201)       (4,948,897)
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (46,910,607)      (32,547,505)
----------------------------------------------------------------------------------------------
  Class B                                                        (10,134,545)       (9,964,891)
----------------------------------------------------------------------------------------------
  Class C                                                         (6,805,293)       (4,498,118)
----------------------------------------------------------------------------------------------
  Class R                                                           (701,284)         (334,636)
----------------------------------------------------------------------------------------------
  Investor Class                                                 (16,336,816)      (13,291,640)
==============================================================================================
    Total distributions from net realized gains                  (80,888,545)      (60,636,790)
==============================================================================================
    Decrease in net assets resulting from distributions          (89,430,746)      (65,585,687)
==============================================================================================
Share transactions-net:
  Class A                                                        121,519,072       120,909,916
----------------------------------------------------------------------------------------------
  Class B                                                        (19,627,696)      (21,307,049)
----------------------------------------------------------------------------------------------
  Class C                                                         49,127,497        20,498,296
----------------------------------------------------------------------------------------------
  Class R                                                         10,250,242         4,551,131
----------------------------------------------------------------------------------------------
  Investor Class                                                  40,125,267         6,458,081
==============================================================================================
    Net increase in net assets resulting from share
     transactions                                                201,394,382       131,110,375
==============================================================================================
    Net increase in net assets                                   545,742,455       400,005,009
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,311,440,453       911,435,444
==============================================================================================
  End of year (including undistributed net investment income
    of $19,476,052 and $8,422,961, respectively)              $1,857,182,908    $1,311,440,453
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM European Growth Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM European Growth Fund


       The Fund may periodically participate in litigation related to fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the

AIM European Growth Fund

     relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $500 million                                            0.95%
-------------------------------------------------------------------
Over $500 million                                             0.90%
 __________________________________________________________________
===================================================================


    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.935%
--------------------------------------------------------------------
Next $250 million                                             0.91%
--------------------------------------------------------------------
Next $500 million                                             0.885%
--------------------------------------------------------------------
Next $1.5 billion                                             0.86%
--------------------------------------------------------------------
Next $2.5 billion                                             0.835%
--------------------------------------------------------------------
Next $2.5 billion                                             0.81%
--------------------------------------------------------------------
Next $2.5 billion                                             0.785%
--------------------------------------------------------------------
Over $10 billion                                              0.76%
 ___________________________________________________________________
====================================================================


    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended October 31, 2007, AIM waived advisory fees of $371,438.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $842.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based

AIM European Growth Fund

sales charge. Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2007, ADI advised the Fund that it retained $403,830 in front-end sales commissions from the sale of Class A shares and $8,756, $114,089, $35,580 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07         INCOME
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $36,994,298     $  192,996,816    $  (191,787,753)   $ 38,203,361     $2,784,240
--------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            36,994,298        192,996,816       (191,787,753)     38,203,361      2,772,610
==================================================================================================
  Subtotal        $73,988,596     $  385,993,632    $  (383,575,506)   $ 76,406,722     $5,556,850
==================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07        INCOME*
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $21,417,700     $  948,457,029    $  (873,579,384)   $ 96,295,345     $1,390,374
==================================================================================================
  Total
    Investments
    in
    Affiliates    $95,406,296     $1,334,450,661    $(1,257,154,890)   $172,702,067     $6,947,224
__________________________________________________________________________________________________
==================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

    The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2007, the Fund engaged in securities purchases of $1,348,297.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended October 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $104,021.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

AIM European Growth Fund


    During the year ended October 31, 2007, the Fund paid legal fees of $11,389 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At October 31, 2007, securities with an aggregate value of $88,887,577 were on loan to brokers. The loans were secured by cash collateral of $96,295,345 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2007, the Fund received dividends on cash collateral investments of $1,390,374 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2007 and 2006 was as follows:

                                                                 2007           2006
----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 8,542,201    $ 4,948,897
----------------------------------------------------------------------------------------
Long-term capital gain                                         80,888,545     60,636,790
========================================================================================
Total distributions                                           $89,430,746    $65,585,687
________________________________________________________________________________________
========================================================================================

AIM European Growth Fund


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2007, the components of net assets on a tax basis were as follows:

                                                                   2007
----------------------------------------------------------------------------
Undistributed ordinary income                                 $   19,616,118
----------------------------------------------------------------------------
Undistributed long-term gain                                     128,651,971
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                       762,314,322
----------------------------------------------------------------------------
Temporary book/tax differences                                      (140,066)
----------------------------------------------------------------------------
Capital loss carryover                                           (33,650,389)
----------------------------------------------------------------------------
Shares of beneficial interest                                    980,390,952
============================================================================
Total net assets                                              $1,857,182,908
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(7,559).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2007 to utilizing $15,589,322 of capital loss carryforward in the fiscal year ended October 31, 2008.

    The Fund utilized $15,856,287 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2007 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
October 31, 2009                                               $33,650,389
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of INVESCO European Growth Fund into the Fund, are realized on securities held on such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2007 was $447,463,942 and $306,606,647, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $775,647,285
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (13,325,404)
==============================================================================
Net unrealized appreciation of investment securities             $762,321,881
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,185,127,996.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of capital loss carryforward and foreign currency transactions, on October 31, 2007, undistributed net investment income was increased by $734,626, undistributed net realized gain was increased by $79,408 and shares of beneficial interest decreased by $814,034. This reclassification had no effect on the net assets of the Fund.

AIM European Growth Fund

NOTE 12--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class R and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                               CHANGES IN SHARES OUTSTANDING
  ------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED                     YEAR ENDED
                                                                    OCTOBER 31, 2007(A)             OCTOBER 31, 2006
                                                                ---------------------------    ---------------------------
                                                                  SHARES         AMOUNT          SHARES         AMOUNT
  ------------------------------------------------------------------------------------------------------------------------
  Sold:
    Class A                                                      7,429,428    $ 326,433,361     5,572,165    $ 202,386,197
  ------------------------------------------------------------------------------------------------------------------------
    Class B                                                        805,068       33,359,939       781,731       26,941,782
  ------------------------------------------------------------------------------------------------------------------------
    Class C                                                      1,737,422       72,577,972     1,034,010       35,583,322
  ------------------------------------------------------------------------------------------------------------------------
    Class R                                                        330,881       14,633,542       173,556        6,277,323
  ------------------------------------------------------------------------------------------------------------------------
    Investor Class                                               2,049,154       89,305,816     1,003,262       36,730,269
  ========================================================================================================================
  Issued as reinvestment of dividends:
    Class A                                                      1,142,498       46,054,107     1,049,283       32,748,127
  ------------------------------------------------------------------------------------------------------------------------
    Class B                                                        256,770        9,795,785       316,706        9,399,848
  ------------------------------------------------------------------------------------------------------------------------
    Class C                                                        167,911        6,410,837       140,406        4,170,065
  ------------------------------------------------------------------------------------------------------------------------
    Class R                                                         18,964          761,034        11,497          357,559
  ------------------------------------------------------------------------------------------------------------------------
    Investor Class                                                 441,910       17,782,444       461,058       14,366,553
  ========================================================================================================================
  Automatic conversion of Class B shares to Class A shares:
    Class A                                                        635,482       27,596,460       713,578       26,180,891
  ------------------------------------------------------------------------------------------------------------------------
    Class B                                                       (673,170)     (27,596,460)     (753,318)     (26,180,891)
  ========================================================================================================================
  Reacquired:(b)
    Class A                                                     (6,243,240)    (278,564,856)   (3,987,665)    (140,405,299)
  ------------------------------------------------------------------------------------------------------------------------
    Class B                                                       (852,461)     (35,186,960)     (940,293)     (31,467,788)
  ------------------------------------------------------------------------------------------------------------------------
    Class C                                                       (725,001)     (29,861,312)     (580,844)     (19,255,091)
  ------------------------------------------------------------------------------------------------------------------------
    Class R                                                       (115,806)      (5,144,334)      (59,186)      (2,083,751)
  ------------------------------------------------------------------------------------------------------------------------
    Investor Class                                              (1,523,014)     (66,962,993)   (1,273,793)     (44,638,741)
  ========================================================================================================================
                                                                 4,882,796    $ 201,394,382     3,662,153    $ 131,110,375
  ________________________________________________________________________________________________________________________
  ========================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 21% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Net of redemption fees of $92,948 and $54,231 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2007 and 2006, respectively.

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending October 31, 2008 as required.

AIM European Growth Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                                 2007            2006        2005        2004        2003
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $    39.83       $  31.11    $  26.23    $  20.02    $  15.60
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                   0.56           0.31        0.21        0.05       (0.01)
---------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           11.52          10.70        4.70        6.17        4.43
===========================================================================================================================
    Total from investment operations                               12.08          11.01        4.91        6.22        4.42
===========================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.31)         (0.21)      (0.03)      (0.01)         --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (2.38)         (2.08)         --          --          --
===========================================================================================================================
    Total distributions                                            (2.69)         (2.29)      (0.03)      (0.01)         --
===========================================================================================================================
Redemption fees added to shares of beneficial interest              0.00           0.00        0.00        0.00          --
===========================================================================================================================
Net asset value, end of period                                $    49.22       $  39.83    $  31.11    $  26.23    $  20.02
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                    31.84%         37.44%      18.74%      31.06%      28.33%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,095,988       $768,769    $496,328    $407,566    $301,659
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.47%(c)       1.58%       1.70%       1.87%       2.01%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.49%(c)       1.60%       1.72%       1.87%       2.02%
===========================================================================================================================
Ratio of net investment income (loss) to average net assets         1.28%(c)       0.87%       0.71%       0.19%      (0.04)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                               20%            28%         48%         60%         81%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $985,743,579.

AIM European Growth Fund

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2007           2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  37.63       $  29.53    $  25.03    $  19.23    $  15.08
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.22           0.04        0.01       (0.10)      (0.11)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         10.87          10.15        4.49        5.90        4.26
=========================================================================================================================
    Total from investment operations                             11.09          10.19        4.50        5.80        4.15
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.05)         (0.01)         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.38)         (2.08)         --          --          --
=========================================================================================================================
    Total distributions                                          (2.43)         (2.09)         --          --          --
=========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00        0.00        0.00          --
=========================================================================================================================
Net asset value, end of period                                $  46.29       $  37.63    $  29.53    $  25.03    $  19.23
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  30.87%         36.39%      17.98%      30.16%      27.52%
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $177,053       $161,405    $144,211    $130,863    $107,959
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.22%(c)       2.33%       2.39%       2.52%       2.66%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.24%(c)       2.35%       2.41%       2.52%       2.67%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       0.53%(c)       0.12%       0.02%      (0.46)%     (0.69)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             20%            28%         48%         60%         81%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $172,471,231.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                2007           2006       2005       2004       2003
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  37.65       $  29.54    $ 25.05    $ 19.24    $ 15.09
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.22           0.04       0.01      (0.10)     (0.11)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         10.87          10.16       4.48       5.91       4.26
======================================================================================================================
    Total from investment operations                             11.09          10.20       4.49       5.81       4.15
======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.05)         (0.01)        --         --         --
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.38)         (2.08)        --         --         --
======================================================================================================================
    Total distributions                                          (2.43)         (2.09)        --         --         --
======================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00       0.00       0.00         --
======================================================================================================================
Net asset value, end of period                                $  46.31       $  37.65    $ 29.54    $ 25.05    $ 19.24
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  30.84%         36.41%     17.92%     30.20%     27.50%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $182,178       $103,675    $63,806    $45,222    $31,509
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.22%(c)       2.33%      2.39%      2.52%      2.66%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.24%(c)       2.35%      2.41%      2.52%      2.67%
======================================================================================================================
Ratio of net investment income (loss) to average net assets       0.53%(c)       0.12%      0.02%     (0.46)%    (0.69)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             20%            28%        48%        60%        81%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $144,579,301.

AIM European Growth Fund

                                                                                    CLASS R
                                                              ---------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------
                                                               2007          2006       2005      2004      2003
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 39.60       $ 30.96    $26.13    $19.98    $15.59
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                0.45          0.22      0.16      0.01     (0.03)
-----------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        11.45         10.66      4.68      6.14      4.42
=================================================================================================================
    Total from investment operations                            11.90         10.88      4.84      6.15      4.39
=================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.22)        (0.16)    (0.01)       --        --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (2.38)        (2.08)       --        --        --
=================================================================================================================
    Total distributions                                         (2.60)        (2.24)    (0.01)       --        --
=================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00      0.00      0.00        --
=================================================================================================================
Net asset value, end of period                                $ 48.90       $ 39.60    $30.96    $26.13    $19.98
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                 31.53%        37.11%    18.52%    30.78%    28.16%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $25,129       $11,081    $4,767    $2,131    $  660
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.72%(c)      1.83%     1.89%     2.02%     2.16%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.74%(c)      1.85%     1.91%     2.02%     2.17%
=================================================================================================================
Ratio of net investment income (loss) to average net assets      1.03%(c)      0.62%     0.52%     0.04%    (0.19)%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                            20%           28%       48%       60%       81%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)  Ratios are based on average daily net assets of $17,920,972.

AIM European Growth Fund

                                                                                       INVESTOR CLASS
                                                            ---------------------------------------------------------------------
                                                                                                               SEPTEMBER 30, 2003
                                                                                                                 (COMMENCEMENT
                                                                        YEAR ENDED OCTOBER 31,                      DATE) TO
                                                            -----------------------------------------------       OCTOBER 31,
                                                              2007           2006        2005        2004             2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  39.78       $  31.08    $  26.22    $  20.01          $18.84
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.56           0.32        0.24        0.09            0.00
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)       11.50          10.69        4.69        6.15            1.17
=================================================================================================================================
    Total from investment operations                           12.06          11.01        4.93        6.24            1.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.32)         (0.23)      (0.07)      (0.03)             --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (2.38)         (2.08)         --          --              --
=================================================================================================================================
    Total distributions                                        (2.70)         (2.31)      (0.07)      (0.03)             --
=================================================================================================================================
Redemption fees added to shares of beneficial interest          0.00           0.00        0.00        0.00              --
=================================================================================================================================
Net asset value, end of period                              $  49.14       $  39.78    $  31.08    $  26.22          $20.01
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                31.80%         37.50%      18.82%      31.20%           6.21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $376,835       $266,510    $202,323    $184,832          $  163
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.47%(c)       1.55%       1.63%       1.71%           1.79%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.49%(c)       1.57%       1.65%       1.74%           1.79%(d)
=================================================================================================================================
Ratio of net investment income to average net assets            1.28%(c)       0.91%       0.78%       0.35%           0.18%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                        20%            28%         48%         60%             81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $336,779,833.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by AIM who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of AIM and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

    At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco") the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to

AIM European Growth Fund
impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM European Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM European Growth Fund:


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM European Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 19, 2007
Houston, Texas

AIM European Growth Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
SHARE                      ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                       (05/01/07)        (10/31/07)(1)       PERIOD(2)        (10/31/07)         PERIOD(2)         RATIO
A                            $1,000.00          $1,081.50          $ 7.61           $1,017.90          $ 7.38            1.45%
B                             1,000.00           1,077.80           11.52            1,014.12           11.17            2.20
C                             1,000.00           1,077.50           11.52            1,014.12           11.17            2.20
R                             1,000.00           1,080.20            8.91            1,016.64            8.64            1.70
Investor                      1,000.00           1,081.70            7.61            1,017.90            7.38            1.45

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM EUROPEAN GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT     and expenses of their assigned funds. The   may have occurred since that date,
                                              Investments Committee considers each        including but not limited to changes to
The Board of Trustees (the Board) of AIM      Sub-Committee's recom-mendations and        the Fund's performance, advisory fees,
International Mutual Funds is required        makes its own recommendations regarding     expense limitations and/or fee waivers.
under the Investment Company Act of 1940 to   the performance, fees and expenses of the
approve annually the renewal of the AIM       AIM Funds to the full Board. Moreover,      A. Nature, Extent and Quality of Services
European Growth Fund (the Fund) invest-       the Investments Committee considers each       Provided by AIM
ment advisory agreement with A I M            Sub- Committee's recommendations in
Advisors, Inc. (AIM). During contract         making its annual recommendation to the        The Board reviewed the advisory
renewal meetings held on June 25-27, 2007,    Board whether to approve the continuance    services provided to the Fund by AIM
the Board as a whole and the disinterested    of each AIM Fund's investment advisory      under the Fund's advisory agreement,
or "independent" Trustees, voting             agreement and sub-advisory agreement, if    the performance of AIM in providing these
separately, approved the continuance of the   applicable (advisory agreements), for       services, and the credentials and
Fund's investment advisory agreement for      another year.                               experience of the officers and employees
another year, effective July 1, 2007. In                                                  of AIM who provide these services. The
doing so, the Board determined that the          The independent Trustees, as mentioned   Board's review of the qualifications of
Fund's advisory agreement is in the best      above, are assisted in their annual         AIM to provide these services included
interests of the Fund and its shareholders    evaluation of the advisory agreements by    the Board's consideration of AIM's
and that the compensation to AIM under the    the independent Senior Officer. One         portfolio and product review process,
Fund's advisory agreement is fair and         responsibility of the Senior Officer is     various back office support functions
reasonable.                                   to manage the process by which the AIM      provided by AIM, and AIM's equity and
                                              Funds' proposed manage- ment fees are       fixed income trading oper- ations. The
   The independent Trustees met separately    negotiated during the annual contract       Board concluded that the nature, extent
during their evaluation of the Fund's         renewal process to ensure that they are     and quality of the advisory services
investment advisory agreement with            negotiated in a manner which is at arms'    provided to the Fund by AIM were
independent legal counsel from whom they      length and reasonable. Accordingly, the     appropriate and that AIM currently is
received independent legal advice, and the    Senior Officer must either supervise a      providing satisfactory advisory services
independent Trustees also received            competitive bidding process or prepare an   in accor- dance with the terms of the
assistance during their deliberations from    independent written evaluation. The         Fund's advisory agreement. In addition,
the independent Senior Officer, a full-time   Senior Officer has recommended that an      based on their ongoing meetings
officer of the AIM Funds who reports          independent written evaluation be           throughout the year with the Fund's
directly to the independent Trustees. The     provided and, upon the direction of the     portfolio man- agers, the Board concluded
following discussion more fully describes     Board, has prepared an independent          that these individuals are competent and
the process employed by the Board to          written evaluation.                         able to continue to carry out their
evaluate the performance of the AIM Funds                                                 responsibilities under the Fund's
(including the Fund) throughout the year         During the annual contract renewal       advisory agreement.
and, more specifically, during the annual     process, the Board considered the factors
contract renewal meetings.                    discussed below under the heading              In determining whether to continue the
                                              "Factors and Conclusions and Summary of     Fund's advisory agreement, the Board
THE BOARD'S FUND EVALUATION PROCESS           Independent Written Fee Evaluation" in      considered the prior relationship between
                                              evaluating the fairness and                 AIM and the Fund, as well as the Board's
The Board's Investments Committee has         reasonableness of the Fund's adviso- ry     knowledge of AIM's operations, and con-
established three Sub-Committees which are    agreement at the contract renewal           cluded that it was beneficial to maintain
responsible for overseeing the management     meetings and at their meetings throughout   the current relationship, in part,
of a number of the series portfolios of the   the year as part of their ongoing           because of such knowledge. The Board also
AIM Funds. This Sub- Committee structure      oversight of the Fund. The Fund's           considered the steps that AIM and its
permits the Trustees to focus on the          advisory agreement was considered           affiliates have taken over the last
performance of the AIM Funds that have been   separately, although the Board also         several years to improve the quality and
assigned to them. The Sub-Committees meet     considered the common interests of all of   efficiency of the services they provide
throughout the year to review the             the AIM Funds in their deliberations. The   to the Funds in the areas of investment
performance of their assigned funds, and      Board com- prehensively considered all of   performance, product line
the Sub-Committees review monthly and         the information provid- ed to them and      diversification, distribution, fund
quarterly comparative performance             did not identify any particular factor      operations, shareholder services and com-
information and periodic asset flow data      that was controlling. Furthermore, each     pliance. The Board concluded that the
for their assigned funds. These materials     Trustee may have evaluated the              quality and efficiency of the services
are prepared under the direction and          information provided differently from one   AIM and its affiliates provide to the AIM
supervision of the independent Senior         another and attributed different weight     Funds in each of these areas have gener-
Officer. Over the course of each year, the    to the various factors. The Trustees        ally improved, and support the Board's
Sub-Committees meet with portfolio            recognized that the advisory arrangements   approval of the continuance of the Fund's
managers for their assigned funds and other   and resulting advisory fees for the Fund    advisory agreement.
members of management and review with these   and the other AIM Funds are the result of
individuals the performance, investment       years of review and negotiation between     B. Fund Performance
objective(s), policies, strategies and        the Trustees and AIM, that the Trustees
limitations of these funds.                   may focus to a greater extent on certain    The Board compared the Fund's performance
                                              aspects of these arrangements in some       during the past one, three and five
                                              years than others, and that the Trustees'   calendar years to the performance of
   In addition to their meetings throughout   delib- erations and conclusions in a        funds in the Fund's Lipper peer group
the year, the Sub-Committees meet at          particular year may be based in part on     that are not managed by AIM, and against
designated contract renewal meetings each     their deliberations and conclusions of      the performance of all funds in the
year to conduct an in-depth review of the     these same arrangements throughout the      Lipper European Region Funds Index. The
performance, fees and expenses of their       year and in prior years.                    Board also reviewed the methodology
assigned funds. During the contract renewal                                               used by Lipper to identify the Fund's
process, the Trustees receive comparative     FACTORS AND CONCLUSIONS AND SUMMARY OF      peers. The Board noted that the Fund's
performance and fee data regarding all the    INDEPENDENT WRITTEN FEE EVALUATION          performance was above the median
AIM Funds prepared by an independent                                                      performance of its peers for the one,
company, Lipper, Inc., under the direc-       The discussion below serves as a            three and five year periods. The Board
tion and supervision of the independent       summary of the Senior Officer's             noted that the Fund's performance was
Senior Officer who also prepares a separate   independent written evaluation, as well     above the performance of the Index for
analysis of this information for the          as a discussion of the material factors     the one, three and five year periods. The
Trustees. Each Sub-Committee then makes       and relat- ed conclusions that formed the   Board also considered the steps AIM has
recommendations to the Investments            basis for the Board's approval of the       taken over the last several years to
Committee regarding the performance, fees     Fund's advisory agreement. Unless           improve the quality and efficiency of the
                                              otherwise stated, information set forth     services that AIM provides to the AIM
                                              below is as of June 27, 2007 and does not   Funds. The Board concluded that AIM
                                              reflect any changes that                    continues to be responsive to the Board's
                                                                                          focus on fund perform- ance. Although the
                                                                                          independent written evaluation

                                                                                                                         (continued)

of the Fund's Senior Officer (discussed       Fund's contractual advisory fee schedule    affiliates to provide these services. The
below) only considered Fund performance       includes one breakpoint and that the        Board also considered that these services
through the most recent calendar year, the    level of the Fund's advisory fees, as a     are provided to the Fund pursuant to
Board also reviewed more recent Fund          percentage of the Fund's net assets, has    written contracts which are reviewed and
performance and this review did not change    decreased as net assets increased because   approved on an annual basis by the Board.
their conclusions.                            of the breakpoint. The Board noted that     The Board concluded that AIM and its
                                              the amendment to the Fund's contractual     affiliates were providing these
C. ADVISORY FEES AND FEE WAIVERS              advisory fee schedule discussed above       services in a satisfactory manner and in
                                              provides for seven breakpoints. Based on    accordance with the terms of their
The Board compared the Fund's contractual     this information, the Board concluded       contracts, and were qualified to continue
advisory fee rate to the contractual          that the Fund's advisory fees               to provide these services to the Fund.
advisory fee rates of funds in the Fund's     appropriately reflect economies of scale
Lipper peer group that are not managed by     at current asset levels. The Board also        The Board considered the benefits
AIM, at a common asset level and as of the    noted that the Fund shares directly in      realized by AIM as a result of portfolio
end of the past calendar year. The Board      economies of scale through lower fees       brokerage transactions executed through
noted that the Fund's advisory fee rate was   charged by third party service providers    "soft dollar" arrangements. Under these
above the median advisory fee rate of its     based on the combined size of all of the    arrangements, portfolio brokerage
peers. The Board also reviewed the            AIM Funds and affiliates.                   commissions paid by the Fund and/or other
methodology used by Lipper and noted that                                                 funds advised by AIM are used to pay for
the contractual fee rates shown by Lipper     E. Profitability and Financial Resources    research and execution services. The
include any applicable long-term                 of AIM                                   Board noted that soft dollar arrangements
contractual fee waivers. The Board also                                                   shift the payment obligation for the
compared the Fund's contractual advisory      The Board reviewed information from AIM     research and executions services from AIM
fee rate to the contractual advisory fee      concerning the costs of the advisory        to the funds and therefore may reduce
rates of other clients of AIM and its         and other services that AIM and its         AIM's expenses. The Board also noted that
affiliates with investment strategies com-    affiliates provide to the Fund and the      research obtained through soft dollar
parable to those of the Fund, including one   profitability of AIM and its affiliates     arrangements may be used by AIM in making
mutual fund advised by AIM, two Canadian      in providing these services. The Board      investment decisions for the Fund and may
funds advised by an AIM affiliate and         also reviewed information concerning the    therefore benefit Fund shareholders. The
sub-advised by AIM, and one off-shore fund    financial condition of AIM and its          Board concluded that AIM's soft dollar
advised and sub-advised by AIM affiliates.    affiliates. The Board also reviewed with    arrangements were appropriate. The Board
                                              AIM the methodology used to prepare the     also concluded that, based on their
   The Board noted that the Fund's rate       profitability information. The Board        review and representations made by AIM,
was: (i) comparable to the rate for the       considered the overall profitability of     these arrangements were consistent with
mutual fund; (ii) above the sub-advisory      AIM, as well as the profitability of AIM    regulatory requirements.
fee rates for the two Canadian funds,         in connection with managing the Fund. The
although the advisory fee rates for such      Board noted that AIM continues to operate      The Board considered the fact that the
Canadian funds were comparable to the         at a net profit, although increased         Fund's uninvested cash and cash
Fund's; and (iii) below the advisory fee      expenses in recent years have reduced the   collateral from any securities lending
rate for the offshore fund. The Board noted   profitability of AIM and its affiliates.    arrangements may be invested in money
that AIM has not proposed any advisory fee    The Board concluded that the Fund's         market funds advised by AIM pursuant to
waivers or expense limitations for the        advisory fees were fair and reasonable,     procedures approved by the Board. The
Fund. However, the Board also noted that      and that the level of profits realized    Board noted that AIM will receive
AIM has recommended that the Board approve    by AIM and its affiliates from providing    advisory fees from these affiliated money
an amendment to the Fund's contractual        services to the Fund was not excessive in   market funds attributable to such
advisory fee schedule that would implement    light of the nature, quality and extent     investments, although AIM has
the contractual advisory fee waiver that      of the services provided. The Board         contractually agreed to waive the
had been formerly committed to by AIM,        considered whether AIM is financially       advisory fees payable by the Fund with
which waiver provided for lower effective     sound and has the resources necessary to    respect to its investment of uninvested
fee rates at all asset levels than the        perform its obligations under the           cash in these affiliated money market
Fund's current contractual advisory fee       Fund's advisory agreement, and concluded    funds through at least June 30, 2008.
schedule. The Board noted that AIM's          that AIM has the financial resources nec-
recommendation was made in response to the    essary to fulfill these obligations.           The Board considered the contractual
recommendation of the independent Senior                                                  nature of this fee waiver and noted that
Officer that AIM consider whether the         F. Independent Written Evaluation of the    it remains in effect until at least June
advisory fee waivers for certain equity AIM      Fund's Senior Officer                    30, 2008. The Board concluded that the
Funds, including the Fund, should be                                                      Fund's investment of uninvested cash and
simplified. The Board concluded that it       The Board noted that, upon their            cash collateral from any securities
would be appropriate to approve the           direction, the Senior Officer of the        lending arrangements in the affiliated
proposed amendment to the Fund's              Fund, who is independent of AIM and AIM's   money market funds is in the best
contractual advisory fee schedule and that    affiliates, had prepared an independent     interests of the Fund and its
it was not necessary at this time to          written evaluation to assist the Board in   shareholders.
discuss with AIM whether to implement any     determining the reasonableness of the
fee waivers or expense limitations for the    proposed management fees of the AIM
Fund.                                         Funds, including the Fund. The Board
                                              noted that they had relied upon the
   After taking account of the Fund's         Senior Officer's written evaluation
contractual advisory fee rate, as well as     instead of a competitive bidding process.
the comparative advisory fee information      In determining whether to continue the
discussed above, the Board concluded that     Fund's advisory agreement, the Board
the Fund's advisory fees were fair and        considered the Senior Officer's written
reasonable.                                   evaluation.

D. Economies of Scale and Breakpoints         G. Collateral Benefits to AIM and its
                                                 Affiliates
   The Board considered the extent to which
there are economies of scale in AIM's         The Board considered various other
provision of advisory services to the Fund.   benefits received by AIM and its
The Board also considered whether the Fund    affiliates resulting from AIM's rela-
benefits from such economies of scale         tionship with the Fund, including the
through contractual breakpoints in the        fees received by AIM and its affiliates
Fund's advisory fee schedule or through       for their provision of administrative,
advisory fee waivers or expense               transfer agency and distribution services
limitations. The Board noted that the         to the Fund. The Board considered the
                                              performance of AIM and its affiliates in
                                              providing these services and the
                                              organizational structure employed by AIM
                                              and its

AIM European Growth Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends                      $80,888,546
         Qualified Dividend Income*                                    100%
         Corporate Dividends Received Deduction*                         0%

       * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2007, April 30, 2007, July 31, 2007 and October 31, 2007 were 99.74%, 99.64%, 99.84%, and 99.84%, respectively.

DISTRIBUTION INFORMATION

Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in December of 2006. Subsequently, this estimate has been corrected in part. Listed below is a written statement of the sources of this distribution, as corrected, on generally accepted accounting principles ("GAAP").

                                       GAIN FROM SALE   RETURN OF      TOTAL
                          NET INCOME   OF SECURITIES    PRINCIPAL   DISTRIBUTION
--------------------------------------------------------------------------------
12/15/06     Class A       $0.2970        $0.8968        $1.4923      $2.6861
12/15/06     Class B       $0.0456        $0.8968        $1.4921      $2.4345
12/15/06     Class C       $0.0456        $0.8968        $1.4921      $2.4345
12/15/06     Class R       $0.2139        $0.8968        $1.4921      $2.6028
12/15/06  Investor Class   $0.3067        $0.8968        $1.4928      $2.6963


    Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their GAAP treatment. The tax treatment of distributions was set forth in a Form 1099-DIV for the 2006 calendar year. This information is being provided to comply with certain U.S. Securities and Exchange Commission requirements.

AIM European Growth Fund

FOREIGN TAX CREDIT

For the fiscal year ended October 31, 2007, the amount of income received by the fund from sources within foreign countries and possessions of the United States was $1.1646 per share (representing a total of $44,244,750). Of the foreign source income, $0.8887 per share is considered qualified dividend income. Foreign source income with the required adjustments for qualified dividends is $0.6580 per share. The amount of taxes paid by the fund to such countries for the fiscal year end October 31, 2007 was $0.0543 per share (representing a total of $2,063,145). The following table provides a breakdown by country of ordinary income received and foreign taxes paid by the Fund during the fiscal year ended October 31, 2007. The per share amount is based on shareholders of record on December 13, 2007.

                FOREIGN SOURCE   FOREIGN TAX   FOREIGN QUALIFIED   ADJUSTED FOREIGN
COUNTRY            INCOME %        PAID %         DIVIDEND %       SOURCE INCOME %
-----------------------------------------------------------------------------------
Belgium              2.77%           4.45%            2.08%              3.30%
Cyprus               0.94%           1.16%            1.23%              0.72%
Denmark              0.47%           0.24%            0.11%              0.75%
Finland              0.51%           0.56%            0.26%              0.70%
France              11.15%          13.32%            6.24%             14.93%
Germany              8.49%           8.46%            3.96%             11.97%
Hungary              1.50%           0.00%            1.96%              1.14%
Greece               5.94%           0.00%            7.79%              4.52%
Ireland              4.92%           0.00%            6.45%              3.75%
Italy                2.97%           4.66%            2.18%              3.58%
The
  Netherlands        5.63%          13.05%            6.11%              5.25%
Norway               7.88%          10.97%            7.94%              7.84%
Russia               1.16%           3.28%            1.52%              0.88%
Spain                2.55%           5.19%            2.43%              2.63%
Sweden              10.18%          23.30%           10.92%              9.61%
Switzerland          7.95%           9.48%            6.67%              8.94%
Turkey               3.36%           1.88%            4.40%              2.55%
United Kingdom      21.63%           0.00%           27.75%             16.94%
                -------------------------------------------------------------------
TOTAL              100.00%         100.00%          100.00%            100.00%
                    _______________________________________________________________
                ===================================================================

AIM European Growth Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, INVESCO PLC
                                             (parent of AIM and a global investment
                                             management firm); Chairman, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director, Chairman, Chief
                                             Executive Officer and President, IVZ
                                             Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent) and 1371
                                             Preferred Inc. (holding company);
                                             Director, Chairman, Chief Executive
                                             Officer and President, A I M Management
                                             Group Inc. (financial services holding
                                             company) and A I M Capital Management,
                                             Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds
                                             Group, Inc. (registered investment
                                             advisor and register transfer agent) and
                                             AIM GP Canada Inc. (general partner for
                                             a limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Director and Chief Executive
                                             Officer, AIM Trimark Corporate Class
                                             Inc. (formerly AIM Trimark Global Fund
                                             Inc.) (corporate mutual fund company)
                                             and AIM Trimark Canada Fund Inc.
                                             (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       1992       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         2001       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company) (2 portfolios)
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2000       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          1997       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         1991       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (7
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      1998       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        1991       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         2001       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM European Growth Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, INVESCO PLC;  N/A
  Vice President                             and Vice President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, INVESCO PLC; Director, INVESCO
                                             Funds Group, Inc.; Director and
                                             Secretary, IVZ, Inc. and INVESCO Group
                                             Services, Inc.; Secretary, INVESCO North
                                             American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Director, Senior Vice           N/A
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Senior Vice
                                             President, A I M Distributors, Inc.;
                                             Director, General Counsel and Vice
                                             President, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc. and AIM Investment Services, Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--;
                                             Director and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of INVESCO's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, INVESCO
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), INVESCO
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), INVESCO Private Capital, Inc.
                                             (registered investment advisor) and
                                             INVESCO Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                            [EDELIVERY                              FUND HOLDINGS AND PROXY VOTING INFORMATION
                           GO PAPERLESS
                   AIMINVESTMENTS.COM/EDELIVERY                     The Fund provides a complete list of its holdings four times in
                             GRAPHIC]                               each fiscal year, at the quarter-ends. For the second and
                                                                    fourth quarters, the lists appear in the Fund's semiannual and
REGISTER FOR EDELIVERY                                              annual reports to shareholders. For the first and third
                                                                    quarters, the Fund files the lists with the Securities and
eDelivery is the process of receiving your fund and account         Exchange Commission (SEC) on Form N-Q. The most recent list of
information via e-mail. Once your quarterly statements, tax         portfolio holdings is available at AIMinvestments.com. From our
forms, fund reports, and prospectuses are available, we will send   home page, click on Products & Performance, then Mutual Funds,
you an e-mail notification containing links to these documents.     then Fund Overview. Select your Fund from the drop-down menu
For security purposes, you will need to log in to your account to   and click on Complete Quarterly Holdings. Shareholders can also
view your statements and tax forms.                                 look up the Fund's Forms N-Q on the SEC Web site at sec.gov.
                                                                    Copies of the Fund's Forms N-Q may be reviewed and copied at
WHY SIGN UP?                                                        the SEC Public Reference Room in Washington, D.C. You can
                                                                    obtain information on the operation of the Public Reference
Register for eDelivery to:                                          Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by elec- tronic
o  save your Fund the cost of printing and postage.                 request at the following e-mail address: publicinfo@sec.gov.
                                                                    The SEC file numbers for the Fund are 811-06463 and 033-44611.
o  reduce the amount of paper you receive.
                                                                    A description of the policies and procedures that the Fund uses
o  gain access to your documents faster by not waiting for the      to determine how to vote proxies relating to portfolio
   mail.                                                            securities is available without charge, upon request, from our
                                                                    Client Services depart- ment at 800-959-4246 or on the AIM Web
o  view your documents online anytime at your convenience.          site, AIMinvestments.com. On the home page, scroll down and click on Proxy Policy. The infor- mation is also available on
o  save the documents to your personal computer or print them out   the SEC Web site, sec.gov.
   for your records.
                                                                    Information regarding how the Fund voted proxies related to its
HOW DO I SIGN UP?                                                   portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to AIMinvestments.com, access
It's easy. Just follow these simple steps:                          the About Us tab, click on Required Notices and then click on
                                                                    Proxy Voting Activity. Next, select the Fund from the drop-down
1. Log in to your account.                                          menu. The information is also available on the SEC Web site,
                                                                    sec.gov.
2. Click on the "Service Center" tab.
                                                                    If used after January 20, 2008, this report must be accompanied
3. Select "Register for eDelivery" and complete the consent         by a Fund fact sheet or by an AIM Quarterly Performance Review
   process.                                                         for the most recent quarter-end. Mutual funds and
                                                                    exchange-traded funds distributed by A I M Distributors, Inc.
This AIM service is provided by AIM
Investment Services, Inc.                                           EGR-AR-1    A I M Distributors, Inc.

                                                                                                             [AIM INVESTMENTS LOGO]
                                                                                                         -- REGISTERED TRADEMARK --


                                                           AIM Global Aggressive
                                                                     Growth Fund
                                Annual Report to Shareholders o October 31, 2007

INTERNATIONAL/
GLOBAL EQUITY

International/
Global Growth

Table of Contents

Letters to Shareholders .........    2
Performance Summary .............    4
Management Discussion ...........    4
Long-term Fund Performance ......    6
Supplemental Information ........    8
Schedule of Investments .........    9
Financial Statements ............   13
Notes to Financial Statements ...   15
Financial Highlights ............   22
Auditor's Report ................   25
Fund Expenses ...................   26
Approval of Advisory Agreement ..   27             [COVER GLOBE IMAGE]
Tax Information .................   29
Trustees and Officers ...........   30

[AIM INVESTMENT SOLUTIONS]

        [GRAPHIC]   [GRAPHIC]

        [DOMESTIC     [FIXED
         EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]

 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]     [GRAPHIC]

      [SECTOR   [INTERNATIONAL/
      EQUITY]    GLOBAL EQUITY]

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

AIM Global Aggressive Growth Fund

                         Dear Shareholders of the AIM Family of Funds:

                         I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review and factors that affected its performance. The following pages contain important information that answers questions you may have about your investment.
     [TAYLOR
      PHOTO]                Despite notable volatility at points throughout the fiscal year ended October 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S.
                         Federal Reserve Board (the Fed) to reassure skittish markets, among other factors.
  Philip Taylor
                            At its September 18, 2007, meeting, the Fed cut the federal funds target rate for the first time since
                         June 2003.(1) The cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address investor concerns about a weak housing market generally and problems in the subprime mortgage market specifically. The Fed's action triggered an immediate and broad stock market rally. The Fed cut this key interest rate again on October 31, 2007.(1)

                            At AIM Investments --REGISTERED TRADEMARK--, we know that market conditions change--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                         o  Domestic, global and international equity funds

                         o  Taxable and tax-exempt fixed-income funds

                         o  Allocation portfolios, with risk/return characteristics to match your needs

                         o  AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares
                            --REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears

                            I encourage you to talk with your financial advisor if you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                         In conclusion

                         My colleague, Bob Graham, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instrumental in transforming AIM from a small investment management firm into one of America's most respected mutual fund companies--and, in 1997, into a global independent retail and institutional investment manager.

                            In May, with shareholder approval, AIM Investments' parent company changed its name from AMVESCAP PLC to Invesco Ltd., uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                            We at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                         Sincerely,


                         /S/ PHILIP TAYLOR

                         Philip Taylor
                         President - AIM Funds
                         CEO, AIM Investments
                         December 17, 2007

                         Source: (1)U.S. Federal Reserve Board

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Global Aggressive Growth Fund

                         Dear Fellow Shareholders:

                         In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM
                         Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards.
      [CROCKETT
        PHOTO]              Your Board welcomes two new members: Marty Flanagan, President and CEO of INVESCO, AIM's parent company, and Phil Taylor, who was named CEO of AIM Investments --REGISTERED TRADEMARK-- in April 2006.
                         Robert Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as vice
  Bruce L. Crockett      chairman of the Board. We thank Bob for his many contributions and wish him a long and happy future.

                            Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous improvement. In general, as of October 31, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as
                         I write this letter, the overall trend in fund management and performance has been positive.

                            The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn
                         Kelley to Head of INVESCO's Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen's direction, AIM's cash management organization grew to one of the world's largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve (as of October 31, 2007).

                            In other news, your Board took a more active role in preparing for "proxy season," the period when fund managers must vote the shares held by their funds "for" or "against" various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

                            In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and "say for pay." The AIM Funds voted against directors whom AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against "poison pill" and "take under" proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the "About Us" tab, then go to "Required Notices" and
                         "Proxy Voting Activity."

                            Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.

                            Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and
                         AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in
                         2005. For more information on this process, please visit AIMinvestments.com. Click on the "Products and
                         Performance" tab and go to "Investment Advisory Agreement Renewals."

                            Your Board's ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

                            1) How important is it to you to hear about your Board's decisions and activities in these letters?

                            2) What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

                            3) Would you prefer that communications from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

                            If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there.

                            We need to hear from you to do our best job, and I look forward to your responses.

                         Sincerely,


                         /S/ BRUCE L. CROCKETT

                         Bruce L. Crockett
                         Independent Chair
                         AIM Funds Board of Directors

                         December 17, 2007

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Global Aggressive Growth Fund

Management's discussion of Fund performance                                        geographic region, we select investments for the
                                                                                   Fund by using a bottom-up investment approach,
================================================================================   which means that we construct the Fund primarily
                                                                                   on a stock-by-stock basis. We focus on the
PERFORMANCE SUMMARY                                                                strengths of individual companies rather than
                                                                                   sectors, countries or market-cap trends.
Steady market gains over the first half of the fiscal year were aided by
improving corporate earnings and record levels of merger and acquisition              We believe disciplined sell decisions are key
activity. The second half of the fiscal year was characterized by a more uneven    to successful investing. We consider selling a
climb by markets. Market volatility increased due to negative news in areas of     stock for one of the following reasons:
the U.S. economy, as well as problems emanating from the U.S. subprime mortgage
market which spread out globally.                                                  o A company's fundamentals deteriorate or it
                                                                                   posts disappointing earnings.
   Within this environment, AIM Global Aggressive Growth Fund, excluding
applicable sales charges, significantly outperformed both its broad market and     o A stock's price seems overvalued.
style-specific indexes.o We attribute our comparative success to strong stock
selection across Asia, North America and Europe. Our relatively larger exposure    o A more attractive opportunity becomes
to both mid-cap and emerging market stocks, which performed strongly during the    available
fiscal year, also provided a competitive advantage.
                                                                                   Market conditions and your Fund
   Your Fund's long-term performance appears later in this report.
                                                                                   Although the U.S. market delivered positive
FUND VS. INDEXES                                                                   results over the fiscal year, international
                                                                                   markets continued their ongoing rally (now 5
Total returns, 10/31/06-10/31/07, excluding applicable sales charges. If sales     years old) with particular strength in Europe,
charges were included, returns would be lower.                                     as positive economic data and a strong currency
                                                                                   drove returns higher in the region.1 While all
Class A Shares                                                             34.62%  benchmark countries finished the period in
Class B Shares                                                             33.58   positive territory, Japan stood out as it
Class C Shares                                                             33.62   significantly lagged. Recent economic data
MSCI World Index--SERVICE MARK--* (Broad Market Index)                     20.39   pointed to a lack of consumer and investor
MSCI World Growth Index* (Style-Specific Index)                            24.05   confidence, and leading indicators suggested a
Lipper Global Small/Mid-Cap Growth Category Average(o) (Peer Group Index)  29.59   recession in Japan is not out of the question.
SOURCE: *LIPPER INC.                                                               Emerging markets enjoyed strong investor
                                                                                   optimism as many local markets hit record highs,
================================================================================   particularly China and India as well as
                                                                                   commodity related companies within the asset
How we invest                             marily on identifying quality            class.
                                          companies that have experienced, or
When selecting stocks for your Fund, we   exhibit the potential for,                                                    (continued)
employ a disciplined investment           accelerating or above average earnings
strategy that emphasizes fundamental      growth but whose prices do not fully
research, supported by both               reflect these attributes.
quantitative analysis and portfolio
construction techniques. Our EQV             While research responsibilities
(Earnings, Quality and Valuation)         within the portfolio management team
strategy focuses pri-                     are focused by

=======================================   ======================================   =================================================

   PORTFOLIO COMPOSITION                     TOP FIVE COUNTRIES*                      TOP 10 EQUITY HOLDINGS*

By Sector                                 1. U.S.A.                         29.3%   1. Syngenta A.G. (Switzerland)              3.0%
Consumer Discretionary             22.5%  2. United Kingdom                  9.7    2. Vimpel-Communications-ADR (Russia)       2.6
Financials                         19.8   3. Germany                         5.1    3. Intralot S.A. (Greece)                   2.2
Industrials                        13.9   4. Switzerland                     4.9    4. Standard Bank Group Ltd. (South Africa)  2.0
Health Care                         8.7   5. Canada                          4.8    5. Deutsche Boerse A.G. (Germany)           2.0
Materials                           7.8                                             6. Anglo Irish Bank Corp. PLC (Ireland)     1.9
Information Technology              6.0                                             7. Shire PLC (United Kingdom)               1.6
Energy                              5.2   Total Net Assets         $1.20 billion    8. USG People N.V. (Netherlands)            1.6
Telecommunication Services          4.4                                             9. McDermott International, Inc.            1.6
Consumer Staples                    3.8   Total Number of Holdings*          101   10. International Power PLC
Utilities                           3.3                                                (United Kingdom)                         1.6
Money Market Funds Plus Other
Assets Less Liabilities             4.6

The Fund's portfolio is subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

=======================================   ======================================   =================================================

AIM Global Aggressive Growth Fund

   Within this environment, Fund                 Holdings in the consumer discretionary                 James G. Birdsall
performance was broad-based, with the Fund    and consumer staples segments of the          [BIRDSALL   Portfolio manager, is lead
delivering double-digit returns and           market were big contributors to both            PHOTO]    manager of AIM Global
outperforming its style-specific index, the   absolute and relative results as well.                    Aggressive Growth Fund with
MSCI World Growth Index, across all regions   Our exposure across these segments was      respect to the domestic portion of the
and almost all sectors.(1) From an allocation dominated by foreign holdings since we      Fund's portfolio. He joined AIM in 1997.
perspective, the Fund's underweight           continued to believe that the consumer      Mr. Birdsall earned his B.B.A. with a
position versus the style-specific index      abroad, with lower debt and a higher        concentration in finance from Stephen F.
across both the U.S. and Japan helped         savings rate, is financially healthier      Austin State University. He also earned
relative results. However, consistent with    than the U.S. consumer. Strong stock        an M.B.A. with a concentration in finance
the Fund's bottom-up investment process,      contributors included Greek operator and    and international business from the
security selection--rather than allocation    technology provider to lottery systems      University of St. Thomas.
decisions--was the primary driver of          Intralot and German sports shoe and
absolute and relative performance results.    apparel manufacturer Puma.                                Jason T. Holzer
The Fund's global "off the beaten path"                                                      [HOLZER    Chartered Financial Analyst,
mandate enabled us to identify and invest        In contrast, although we benefited           PHOTO]    senior portfolio manager, is
in several strong performing high quality     from the performance of our Canada-based                  lead manager of AIM Global
growth companies not represented in the       materials stock Sherritt and Swiss          Aggressive Growth Fund with respect to
MSCI World Growth Index.                      fertilizer/chemical manufacture Syngenta,   the Fund's investments in Europe and
                                              we missed out on strong performing metals   Canada. Mr. Holzer joined AIM in 1996. He
   From a sector perspective, strong stock    and mining index heavyweights, such as      earned a B.A. in quantitative economics
selection across telecommunication services   Rio Tinto and BHP Billiton (not Fund        and an M.S. in engineering economic
was a key driver of both absolute and         holdings). Similarly, in the information    systems from Stanford University.
relative results. Vimpel Communications,      technology sector, Apple, Research In
one of the leading wireless operators in      Motion and Google, none of which were                     Shuxin Cao
Russia was a top performer. The stock,        held in the Fund, performed extremely            [CAO     Chartered Financial Analyst,
which benefited from increased operations     well, benefiting the index and detracting       PHOTO]    portfolio manager, is lead
and profit margins in Russia and other        from our relative results. We were                        manager of AIM Global
eastern European markets, was the Fund's      cautious from a valuation perspective and   Aggressive Growth Fund with respect to
largest contributor. The stock was up over    stayed out of these stocks.                 the Fund's investments in Asia Pacific
150% for the period.                                                                      and Latin America. He joined AIM in 1997.
                                                 Over the past 12 months, the Fund has    Mr. Cao graduated from Tianjin Foreign
   Holdings in the energy sector were a       experienced strong double-digit returns.    Language Institute with a B.A. in
source of absolute and relative success as    It would be imprudent for us to suggest     English. He also earned an M.B.A. from
well. Our bottom-up stock selection process   that such a level of performance is         Texas A&M University and is a Certified
enabled us to identify several strong         sustainable over the long term.             Public Accountant.
performing opportunities in the oil           Regardless of macro-economic trends, the
services industry, a segment of the market    Fund maintains a disciplined strategy of                  Borge Endresen
that has seen huge demand over the past       selecting attractive investment               [ENDRESEN   Chartered Financial Analyst,
year. Top performers included Petroleum Geo   opportunities based on its EQV (Earnings,       PHOTO]    portfolio manager, is
Services (Norway) and U.S. based National     Quality and Valuation) investment                         manager of AIM Global
Oilwell Varco and McDermott, each of which    strategy.                                   Aggressive Growth Fund. He joined AIM in
was up more than 100% for the period. We                                                  1999 and graduated summa cum laude from
trimmed back our position in some of these       We welcome new shareholders who          the University of Oregon with a B.S. in
stocks due to valuations, taking profits      invested in the Fund during the reporting   finance. He also earned an M.B.A. from
and moving assets into other attractively     period and thank all our shareholders for   The University of Texas at Austin.
valued opportunities.                         your continued investment in AIM Global
                                              Aggressive Growth Fund.                     Assisted by the Asia Pacific/Latin
   Although the financials segment of the                                                 America Team, Europe/Canada Team and
market was hard hit by U.S. subprime          Source: (1)Lipper Inc.                      Large/Multi-Cap Growth Team.
lending issues, holdings in the portfolio
held up well, delivering results that         The views and opinions expressed in
significantly outperformed the                management's discussion of Fund
style-specific index. This success was        performance are those of A I M Advisors,
driven by the Fund's lack of exposure to      Inc. These views and opinions are subject
large global banking stocks. Instead, solid   to change at any time based on factors
stock selection across insurance related      such as market and economic conditions.
stocks and smaller banking stocks in faster   These views and opinions may not be
growing emerging markets, which are           relied upon as investment advice or
relatively inexpensive and less exposed to    recommendations, or as an offer for a
U.S. events, enabled the Fund to more than    particular security. The information is
double index sector returns.                  not a complete analysis of every aspect
                                              of any market, country, industry,
                                              security or the Fund. Statements of fact
                                              are from sources considered reliable, but
                                              A I M Advisors, Inc. makes no
                                              representation or warranty as to their
                                              completeness or accuracy. Although
                                              historical performance is no guarantee of
                                              future results, these insights may help
                                              you understand our investment management
                                              philosophy.

                                                 See important Fund and index
                                                 disclosures later in this report.

AIM Global Aggressive Growth Fund

Your Fund's long-term performance

Past performance cannot guarantee             of funds reflects fund expenses and         types of charts in illustrating changes
comparable future results.                    management fees; performance of a market    in value during the early years shown in
                                              index does not. Performance shown in the    the chart. The vertical axis, the one
   The data shown in the chart include        chart and table(s) does not reflect         that indicates the dollar value of an
reinvested distributions, applicable sales    deduction of taxes a shareholder would      investment, is constructed with each
charges, Fund expenses and management fees.   pay on Fund distributions or sale of        segment representing a percent change in
Results for Class B shares are calculated     Fund shares. Performance of the indexes     the value of the investment. In this
as if a hypothetical shareholder had          does not reflect the effects of taxes.      chart, each segment represents a
liquidated his entire investment in the                                                   doubling, or 100% change, in the value of
Fund at the close of the reporting period        This chart, which is a logarithmic       the investment. In other words, the space
and paid the applicable contingent deferred   chart, presents the fluctuations in the     between $5,000 and $10,000 is the same
sales charges. Index results include          value of the Fund and its indexes. We       size as the space between $10,000 and
reinvested dividends, but they do not         believe that a logarithmic chart is more    $20,000, and so on.
reflect sales charges. Performance of an      effective than other
index

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
INDEX DATA FROM 8/31/94, FUND DATA FROM 9/15/94

                                                                                                                 LIPPER
               AIM GLOBAL AGGRESSIVE   AIM GLOBAL AGGRESSIVE                                              GLOBAL SMALL/MID-CAP
                    GROWTH FUND             GROWTH FUND                              MSCI WORLD GROWTH   GROWTH FUNDS CATEGORY
       DATE       -CLASS A SHARES         -CLASS B SHARES      MSCI WORLD INDEX(1)        INDEX(1)             AVERAGE(1)

     8/31/94                                                          $10000               $10000                $10000
        9/94          $ 9459                   $10010                   9735                 9770                  9985
       10/94            9658                    10210                  10010                10004                 10105
       11/94            9431                     9970                   9573                 9605                  9667
       12/94            9516                    10060                   9664                 9749                  9704
        1/95            9185                     9710                   9516                 9600                  9304
        2/95            9516                    10050                   9653                 9747                  9352
        3/95            9865                    10420                  10116                10222                  9523
        4/95           10224                    10789                  10466                10601                  9813
        5/95           10592                    11169                  10553                10685                  9958
        6/95           11320                    11939                  10548                10698                 10291
        7/95           12415                    13079                  11073                11222                 11079
        8/95           12255                    12909                  10824                10906                 11045
        9/95           12576                    13239                  11137                11288                 11215
       10/95           12369                    13020                  10959                11165                 10940
       11/95           12426                    13069                  11337                11520                 10983
       12/95           12575                    13217                  11666                11782                 11184
        1/96           12754                    13407                  11875                11991                 11379
        2/96           13400                    14079                  11945                12077                 11741
        3/96           13684                    14360                  12141                12253                 11986
        4/96           14584                    15304                  12424                12508                 12696
        5/96           15248                    15996                  12432                12581                 12975
        6/96           14945                    15674                  12493                12667                 12786
        7/96           13901                    14571                  12049                12195                 12047
        8/96           14621                    15314                  12185                12296                 12429
        9/96           15171                    15886                  12659                12856                 12654
       10/96           14944                    15635                  12745                12894                 12424
       11/96           15380                    16097                  13457                13547                 12663
       12/96           15532                    16237                  13239                13281                 12755
        1/97           15893                    16609                  13396                13466                 12891
        2/97           15475                    16167                  13547                13615                 12619
        3/97           14925                    15585                  13277                13296                 12133
        4/97           14716                    15363                  13708                13906                 12043
        5/97           16187                    16889                  14552                14717                 13076
        6/97           17078                    17813                  15275                15528                 13640
        7/97           17770                    18515                  15976                16245                 14032
        8/97           16963                    17672                  14905                15036                 13697
        9/97           18102                    18846                  15712                15901                 14438
       10/97           16386                    17059                  14883                14884                 13487
       11/97           15930                    16568                  15144                15261                 13073
       12/97           16158                    16798                  15326                15400                 13070
        1/98           15712                    16336                  15750                16002                 12924
        2/98           17248                    17922                  16813                17131                 14107
        3/98           18225                    18915                  17520                17722                 14978
        4/98           18575                    19286                  17689                17824                 15333
        5/98           18157                    18835                  17465                17624                 14877
        6/98           17948                    18614                  17876                18377                 14859
        7/98           17645                    18292                  17845                18345                 14455
        8/98           14222                    14731                  15463                16195                 11913
        9/98           14222                    14731                  15734                16556                 11812
       10/98           15046                    15574                  17153                17994                 12340
       11/98           15900                    16447                  18171                19152                 13112
       12/98           16790                    17360                  19055                20549                 13986
        1/99           17216                    17791                  19470                21271                 14418
        2/99           16051                    16586                  18949                20423                 13743
        3/99           16611                    17158                  19735                21175                 14392
        4/99           17294                    17852                  20511                21137                 15210
        5/99           16905                    17439                  19758                20398                 15085
        6/99           18260                    18834                  20677                21649                 16428
        7/99           18478                    19045                  20612                21407                 16797
        8/99           18677                    19236                  20573                21668                 17021
        9/99           19180                    19747                  20371                21702                 17234
       10/99           20810                    21424                  21427                23121                 18171
       11/99           24167                    24865                  22027                24474                 21690
       12/99           28640                    29450                  23807                27274                 26154

====================================================================================================================================

                                                                                                              Source: (1)Lipper Inc.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

        1/00           29250                    30065                  22441                25562                 26348
        2/00           36758                    37759                  22499                26448                 32757
        3/00           33579                    34485                  24051                28022                 30850
        4/00           29589                    30374                  23031                26140                 27316
        5/00           26651                    27343                  22445                24588                 25233
        6/00           28919                    29665                  23198                26089                 27897
        7/00           28269                    28985                  22543                24775                 26580
        8/00           30708                    31466                  23273                25652                 29086
        9/00           27868                    28540                  22033                23378                 28079
       10/00           25858                    26474                  21661                22395                 25751
       11/00           21690                    22203                  20343                20666                 22660
       12/00           22343                    22865                  20670                20275                 23978
        1/01           23851                    24386                  21068                20887                 24484
        2/01           20056                    20499                  19285                18221                 21896
        3/01           18033                    18428                  18015                16745                 19464
        4/01           19578                    20002                  19343                18095                 21303
        5/01           19641                    20056                  19091                17730                 21557
        6/01           19226                    19625                  18490                17110                 21144
        7/01           18371                    18738                  18243                16856                 20060
        8/01           17340                    17675                  17365                15816                 19200
        9/01           15091                    15376                  15832                14501                 16372
       10/01           15808                    16102                  16134                15118                 17339
       11/01           16323                    16626                  17086                16266                 18565
       12/01           16625                    16922                  17192                16345                 19269
        1/02           16361                    16640                  16670                15811                 18786
        2/02           16109                    16384                  16523                15853                 18230
        3/02           16837                    17124                  17284                16244                 19420
        4/02           16750                    17016                  16664                15548                 19199
        5/02           16662                    16923                  16692                15464                 18997
        6/02           15909                    16156                  15677                14570                 17879
        7/02           14477                    14689                  14354                13542                 15945
        8/02           14427                    14635                  14378                13538                 15833
        9/02           13496                    13679                  12795                12194                 14646
       10/02           13823                    14016                  13738                13142                 14919
       11/02           14275                    14460                  14477                13619                 15701
       12/02           13872                    14043                  13773                13093                 14983
        1/03           13584                    13747                  13354                12620                 14655
        2/03           13320                    13478                  13120                12484                 14268
        3/03           13332                    13478                  13077                12591                 14238
        4/03           14175                    14339                  14235                13489                 15476
        5/03           15180                    15334                  15046                14044                 16968
        6/03           15506                    15656                  15304                14241                 17522
        7/03           15996                    16154                  15613                14516                 18332
        8/03           16586                    16745                  15949                14807                 19412
        9/03           16776                    16919                  16045                14891                 19514
       10/03           17945                    18090                  16995                15777                 21063
       11/03           18372                    18521                  17252                16000                 21526
       12/03           19314                    19461                  18333                16769                 22279
        1/04           20056                    20187                  18627                17112                 23070
        2/04           20710                    20845                  18939                17320                 23525
        3/04           20722                    20858                  18814                17146                 23658
        4/04           20119                    20238                  18428                16804                 22916
        5/04           20395                    20508                  18582                16970                 22851
        6/04           20733                    20830                  18978                17200                 23369
        7/04           19440                    19526                  18358                16376                 22079
        8/04           19665                    19740                  18439                16324                 22004
        9/04           20495                    20562                  18788                16652                 23041
       10/04           21350                    21423                  19248                17060                 23658
       11/04           22857                    22916                  20259                17922                 25382
       12/04           24025                    24074                  21032                18597                 26534
        1/05           23722                    23766                  20558                18096                 26314
        2/05           24690                    24721                  21210                18557                 27239
        3/05           23962                    23994                  20800                18202                 26593
        4/05           23121                    23121                  20345                17802                 25480
        5/05           23687                    23671                  20706                18264                 26346
        6/05           24353                    24329                  20885                18349                 27142
        7/05           25471                    25431                  21615                19110                 28503
        8/05           26135                    26090                  21778                19280                 28903
        9/05           26927                    26857                  22344                19706                 29648
       10/05           25885                    25793                  21801                19287                 28411
       11/05           27016                    26910                  22528                19913                 29649
       12/05           28200                    28073                  23027                20347                 30890
        1/06           30334                    30178                  24055                21285                 33281
        2/06           30677                    30504                  24019                21067                 33134
        3/06           31809                    31605                  24548                21591                 34503
        4/06           33008                    32778                  25293                22091                 35706

====================================================================================================================================

====================================================================================================================================

                                                          [MOUNTAIN CHART]

        5/06           31282                    31041                  24429                21240                 33514
        6/06           30728                    30476                  24422                21205                 32960
        7/06           30664                    30390                  24574                21034                 32136
        8/06           31467                    31168                  25212                21592                 32982
        9/06           31599                    31281                  25513                21782                 33356
       10/06           33062                    32707                  26449                22558                 34935
       11/06           34497                    34107                  27097                23127                 36435
       12/06           35580                    35157                  27648                23429                 37236
        1/07           36093                    35632                  27974                23799                 38065
        2/07           36230                    35746                  27828                23650                 38254
        3/07           37436                    36908                  28338                24105                 39286
        4/07           38990                    38428                  29588                25163                 40585
        5/07           40889                    40277                  30417                25896                 42198
        6/07           40468                    39834                  30182                25790                 41977
        7/07           40059                    39407                  29514                25475                 41600
        8/07           39759                    39080                  29491                25536                 40983
        9/07           41989                    41253                  30894                26928                 42873
       10/07           44532                    45106                  31841                27984                 45211

====================================================================================================================================

AIM Global Aggressive Growth Fund

===========================================   =========================================

     AVERAGE ANNUAL TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/07, including applicable sales    As of 9/30/07, the most recent calendar
charges                                       quarter-end, including applicable sales
                                              charges
CLASS A SHARES
Inception (9/15/94)                   12.05%  CLASS A SHARES
10 Years                               9.89   Inception (9/15/94)                 11.64%
 5 Years                              24.92   10 Years                             8.17
 1 Year                               27.22    5 Years                            24.06
                                               1 Year                             25.55
CLASS B SHARES
Inception (9/15/94)                   12.16%  CLASS B SHARES
10 Years                              10.02   Inception (9/15/94)                 11.74%
 5 Years                              25.37   10 Years                             8.31
 1 Year                               28.58    5 Years                            24.54
                                               1 Year                             26.88
CLASS C SHARES
Inception (8/4/97)                     8.78%  CLASS C SHARES
10 Years                               9.86   Inception (8/4/97)                   8.24%
 5 Years                              25.54   10 Years                             8.15
 1 Year                               32.62    5 Years                            24.69
                                               1 Year                             30.93

===========================================   =========================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST       CLASS A SHARE PERFORMANCE REFLECTS THE
PERFORMANCE AND CANNOT GUARANTEE COMPARABLE   MAXIMUM 5.50% SALES CHARGE, AND CLASS B
FUTURE RESULTS; CURRENT PERFORMANCE MAY BE    AND CLASS C SHARE PERFORMANCE REFLECTS
LOWER OR HIGHER. PLEASE VISIT                 THE APPLICABLE CONTINGENT DEFERRED SALES
AIMINVESTMENTS.COM FOR THE MOST RECENT        CHARGE (CDSC) FOR THE PERIOD INVOLVED.
MONTH-END PERFORMANCE. PERFORMANCE FIGURES    THE CDSC ON CLASS B SHARES DECLINES FROM
REFLECT REINVESTED DISTRIBUTIONS, CHANGES     5% BEGINNING AT THE TIME OF PURCHASE TO
IN NET ASSET VALUE AND THE EFFECT OF THE      0% AT THE BEGINNING OF THE SEVENTH YEAR.
MAXIMUM SALES CHARGE UNLESS OTHERWISE         THE CDSC ON CLASS C SHARES IS 1% FOR THE
STATED. INVESTMENT RETURN AND PRINCIPAL       FIRST YEAR AFTER PURCHASE.
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL SHARES.               THE PERFORMANCE OF THE FUND'S SHARE
                                              CLASSES WILL DIFFER PRIMARILY DUE TO
   THE TOTAL ANNUAL FUND OPERATING EXPENSE    DIFFERENT SALES CHARGE STRUCTURES AND
RATIO SET FORTH IN THE MOST RECENT FUND       CLASS EXPENSES.
PROSPECTUS AS OF THE DATE OF THIS REPORT
FOR CLASS A, CLASS B AND CLASS C SHARES WAS      A REDEMPTION FEE OF 2% WILL BE IMPOSED
1.51%, 2.26% AND 2.26%, RESPECTIVELY. THE     ON CERTAIN REDEMPTION OR EXCHANGES OUT OF
EXPENSE RATIOS PRESENTED ABOVE MAY VARY       THE FUND WITHIN 30 DAYS OF PURCHASE.
FROM THE EXPENSE RATIOS PRESENTED IN OTHER    EXCEPTIONS TO THE REDEMPTION FEE ARE
SECTIONS OF THIS REPORT THAT ARE BASED ON     LISTED IN THE FUND'S PROSPECTUS.
EXPENSES INCURRED DURING THE PERIOD COVERED
BY THIS REPORT.

                                                                                          ==========================================

                                                                                          FOR A DISCUSSION OF THE RISKS OF
                                                                                          INVESTING IN YOUR FUND AND INDEXES USED
                                                                                          IN THIS REPORT, PLEASE TURN THE PAGE.

                                                                                          ==========================================

AIM Global Aggressive Growth Fund

AIM GLOBAL AGGRESSIVE GROWTH FUND'S INVESTMENT OBJECTIVE IS ABOVE-AVERAGE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes

o Class B shares are not available as an      About indexes used in this report           transactions. Generally accepted
investment for retirement plans maintained                                                accounting principles require adjustments
pursuant to Section 401 of the Internal       o The MSCI WORLD INDEX(SM) is a free        to be made to the net assets of the Fund
Revenue Code, including 401(k) plans, money   float-adjusted market capitalization        at period end for financial reporting
purchase pension plans and profit sharing     index that is designed to measure global    purposes, and as such, the net asset
plans, except for plans that have existing    developed market equity performance.        values for shareholder transactions and
accounts invested in Class B shares.                                                      the returns based on those net asset
                                              o The MSCI WORLD GROWTH INDEX is a free     values may differ from the net asset
Principal risks of investing in the Fund      float-adjusted market capitalization        values and returns reported in the
                                              index that represents the growth segment    Financial Highlights.
o Investing in developing countries can add   in global developed market equity
additional risk, such as high rates of        performance.                                o Industry classifications used in this
inflation or sharply devalued currencies                                                  report are generally according to the
against the U.S. dollar. Transaction costs    o The LIPPER GLOBAL SMALL/MID-CAP GROWTH    Global Industry Classification Standard,
are often higher, and there may be delays     Category Average represents an average of   which was developed by and is the
in settlement procedures.                     all of the funds in the Lipper Global       exclusive property and a service mark of
                                              Small/Mid-Cap Growth Funds category.        Morgan Stanley Capital International Inc.
o Prices of equity securities change in       These funds typically have an               and Standard & Poor's.
response to many factors including the        above-average price-to-cash flow ratio,
historical and prospective earnings of the    price-to-book ratio, and three-year
issuer, the value of its assets, general      sales-per-share growth value, compared to
economic conditions, interest rates,          the S&P/Citigroup World BMI.
investor perceptions and market liquidity.
                                              o The Fund is not managed to track the
o Foreign securities have additional risks,   performance of any particular index,
including exchange rate changes, political    including the indexes defined here, and
and economic upheaval, the relative lack of   consequently, the performance of the Fund
information, relatively low market            may deviate significantly from the
liquidity, and the potential lack of strict   performance of the indexes.
financial and accounting controls and
standards.                                    o A direct investment cannot be made in
                                              an index. Unless otherwise indicated,
o Small- and mid-capitalization companies     index results include reinvested
tend to be more vulnerable to adverse         dividends, and they do not reflect sales
developments and more volatile than larger    charges. Performance of an index of funds
companies. Investments in these sized         reflects fund expenses; performance of a
companies may involve special risks,          market index does not.
including those associated with dependence
on a small management group, little or no     Other information
operating history, little or no track
record of success, limited product lines,     o The Chartered Financial Analyst
less publicly available information,          --REGISTERED TRADEMARK-- (CFA
illiquidity, restricted resale or less        --REGISTERED TRADEMARK--) designation
frequent trading.                             is a globally recognized standard for
                                              measuring the competence and integrity of
                                              investment professionals.

                                              o The returns shown in the management's
                                              discussion of Fund performance are based
                                              on net asset values calculated for
                                              shareholder

=======================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     ==========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      FUND NASDAQ SYMBOLS

=======================================================================================   Class A Shares                 AGAAX
                                                                                          Class B Shares                 AGABX
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE                                   Class C Shares                 AGACX
AIMINVESTMENTS.COM
                                                                                          ==========================================

AIM Global Aggressive Growth Fund

SCHEDULE OF INVESTMENTS(A)

October 31, 2007


                                                 SHARES          VALUE
---------------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-66.02%

BRAZIL-2.31%

Gafisa S.A. (Homebuilding)                         636,400   $   11,435,198
---------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros S.A.-GDR
  (Diversified Banks)                              103,200       16,309,728
===========================================================================
                                                                 27,744,926
===========================================================================

CANADA-4.78%

Astral Media Inc. (Broadcasting & Cable TV)        158,400        7,555,881
---------------------------------------------------------------------------
Onex Corp. (Multi-Sector Holdings)                 243,300       10,239,734
---------------------------------------------------------------------------
Power Financial Corp. (Life & Health
  Insurance)(b)                                    263,200       11,707,381
---------------------------------------------------------------------------
Sherritt International Corp. (Diversified
  Metals & Mining)                                 823,684       15,382,997
---------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)
  (Acquired 05/16/03; Cost $3,592,970)(c)(d)       216,000       12,669,407
===========================================================================
                                                                 57,555,400
===========================================================================

CYPRUS-1.14%

Bank of Cyprus PCL (Diversified Banks)(e)          699,400       13,710,179
===========================================================================

FINLAND-1.24%

Nokian Renkaat Oyj (Tires & Rubber)(e)             393,500       14,867,482
===========================================================================

FRANCE-0.69%

Rhodia S.A. (Specialty Chemicals)(b)(e)(f)         212,845        8,289,790
===========================================================================

GERMANY-5.14%

Continental A.G. (Tires & Rubber)(e)                90,140       13,657,948
---------------------------------------------------------------------------
Deutsche Boerse A.G. (Specialized Finance)(e)      150,400       23,868,071
---------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 6/02/03; Cost $398,309)(d)(e)            3,935        1,691,127
---------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport
  (Footwear)(b)(e)                                  38,700       16,631,928
---------------------------------------------------------------------------
Symrise A.G. (Specialty Chemicals)(e)(f)           200,000        5,989,837
===========================================================================
                                                                 61,838,911
===========================================================================

GREECE-4.07%

Intralot S.A. (Casinos & Gaming)(e)                616,786       26,670,490
---------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming) (Acquired
  7/14/03; Cost $2,090,216)(d)                     196,000        8,007,448
---------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming)                       133,630        5,459,364
---------------------------------------------------------------------------
Titan Cement Co. (Construction Materials)(e)       179,800        8,779,539
===========================================================================
                                                                 48,916,841
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


HONG KONG-2.79%

Esprit Holdings Ltd. (Apparel Retail)(e)           682,800   $   11,610,547
---------------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Real Estate
  Management & Development)(e)                   2,226,000       11,162,103
---------------------------------------------------------------------------
Regal Hotels International Holdings Ltd.
  (Hotels, Resorts & Cruise Lines)(e)          126,242,000       10,828,484
===========================================================================
                                                                 33,601,134
===========================================================================

HUNGARY-2.01%

OTP Bank Nyrt. (Diversified Banks)(e)              291,974       15,880,241
---------------------------------------------------------------------------
Richter Gedeon Nyrt. (Pharmaceuticals)(e)           37,934        8,261,295
===========================================================================
                                                                 24,141,536
===========================================================================

INDIA-1.02%

Grasim Industries Ltd. (Construction
  Materials)(e)                                    129,300       12,306,368
===========================================================================

INDONESIA-0.97%

PT Astra International Tbk (Automobile
  Manufacturers)(e)                              4,071,000       11,614,640
===========================================================================

IRELAND-2.59%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(e)                                      1,381,762       23,335,487
---------------------------------------------------------------------------
Smurfit Kappa Group PLC (Paper Packaging)(e)       388,907        7,862,667
===========================================================================
                                                                 31,198,154
===========================================================================

ISRAEL-1.06%

Israel Discount Bank-Class A (Diversified
  Banks)(e)(f)                                   5,015,187       12,790,192
===========================================================================

JAPAN-2.25%

EXEDY Corp. (Auto Parts & Equipment)(e)            441,600       14,477,314
---------------------------------------------------------------------------
Suzuki Motor Corp. (Automobile
  Manufacturers)(b)(e)                             386,600       12,634,099
===========================================================================
                                                                 27,111,413
===========================================================================

MALAYSIA-0.85%

YTL Corp. Berhad (Multi-Utilities)(e)            4,516,600       10,227,489
===========================================================================

MEXICO-0.94%

America Movil S.A.B de C.V.-Series L-ADR
  (Wireless Telecommunication Services)            173,500       11,345,165
===========================================================================

AIM Global Aggressive Growth Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------

NETHERLANDS-3.38%

Koninklijke BAM Groep N.V. (Construction &
  Engineering)(e)                                  414,530   $   10,973,156
---------------------------------------------------------------------------
TomTom N.V. (Consumer Electronics)(b)(e)(f)        134,532       10,780,035
---------------------------------------------------------------------------
USG People N.V. (Human Resource & Employment
  Services)(b)(e)                                  618,316       18,955,198
===========================================================================
                                                                 40,708,389
===========================================================================

NORWAY-1.55%

Petroleum Geo-Services A.S.A. (Oil & Gas
  Equipment & Services)                            631,180       18,585,048
===========================================================================

PHILIPPINES-0.84%

PNOC Energy Development Corp. (Independent
  Power Producers & Energy Traders) (Acquired
  12/04/06; Cost $343,121)(d)(e)                 5,262,000          926,318
---------------------------------------------------------------------------
PNOC Energy Development Corp. (Independent
  Power Producers & Energy Traders)(e)          52,181,000        9,185,902
===========================================================================
                                                                 10,112,220
===========================================================================

RUSSIA-2.58%

Vimpel-Communications-ADR (Wireless
  Telecommunication Services)                      939,350       31,064,304
===========================================================================

SOUTH AFRICA-2.85%

Standard Bank Group Ltd. (Diversified
  Banks)(e)                                      1,338,442       24,319,492
---------------------------------------------------------------------------
Telkom South Africa Ltd. (Integrated
  Telecommunication Services) (Acquired
  06/18/04; Cost $727,409)(d)(e)                    64,700        1,771,950
---------------------------------------------------------------------------
Telkom South Africa Ltd. (Integrated
  Telecommunication Services)(e)                   299,900        8,213,412
===========================================================================
                                                                 34,304,854
===========================================================================

SOUTH KOREA-2.81%

Daegu Bank (Regional Banks)(e)                     707,840       12,659,137
---------------------------------------------------------------------------
Hyundai Development Co. (Construction &
  Engineering)(e)                                   89,200        9,992,090
---------------------------------------------------------------------------
Hyundai Mipo Dockyard Co., Ltd. (Construction
  & Farm Machinery & Heavy Trucks)(e)               24,900       11,129,425
===========================================================================
                                                                 33,780,652
===========================================================================

SWEDEN-1.67%

Oriflame Cosmetics S.A.-SDR (Personal
  Products)(e)                                     149,350        9,042,540
---------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)(e)                    493,700       11,068,268
===========================================================================
                                                                 20,110,808
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


SWITZERLAND-4.90%

Baloise Holding A.G. (Multi-Line
  Insurance)(e)                                     93,300   $    9,945,480
---------------------------------------------------------------------------
Sonova Holding A.G. (Health Care
  Equipment)(e)                                    119,000       13,403,852
---------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(e)                                    147,600       35,645,381
===========================================================================
                                                                 58,994,713
===========================================================================

THAILAND-1.02%

Siam Commercial Bank PCL (Diversified
  Banks)(e)                                      4,410,400       12,321,245
===========================================================================

TURKEY-0.87%

Tupras-Turkiye Petrol Rafinerileri A.S. (Oil
  & Gas Refining & Marketing)(e)                   367,305       10,453,217
===========================================================================

UNITED KINGDOM-9.70%

Bunzl PLC (Trading Companies &
  Distributors)(e)                                 799,533       12,102,330
---------------------------------------------------------------------------
Capita Group PLC (Human Resource & Employment
  Services)(e)                                     856,451       13,408,410
---------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(e)               899,685       11,815,679
---------------------------------------------------------------------------
IG Group Holdings PLC (Specialized
  Finance)(e)                                      632,453        5,486,908
---------------------------------------------------------------------------
Inchcape PLC (Distributors)(e)                   1,200,600       11,795,001
---------------------------------------------------------------------------
Informa PLC (Publishing)(e)                      1,187,305       13,245,120
---------------------------------------------------------------------------
International Power PLC (Independent Power
  Producers & Energy Traders)(e)                 1,845,000       18,825,755
---------------------------------------------------------------------------
Shire PLC (Pharmaceuticals)(e)                     789,500       19,751,142
---------------------------------------------------------------------------
United Business Media PLC (Publishing)(e)          674,325       10,241,102
===========================================================================
                                                                116,671,447
===========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $391,337,647)                      794,366,517
===========================================================================
DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-29.33%

AEROSPACE & DEFENSE-3.80%

Moog Inc.-Class A(f)                               181,700        8,385,455
---------------------------------------------------------------------------
Precision Castparts Corp.                          105,000       15,730,050
---------------------------------------------------------------------------
Rockwell Collins, Inc.                             136,500       10,211,565
---------------------------------------------------------------------------
Spirit AeroSystems Holdings Inc.-Class A(f)        327,024       11,354,273
===========================================================================
                                                                 45,681,343
===========================================================================

APPAREL RETAIL-0.79%

Aeropostale, Inc.(f)                               414,686        9,496,309
===========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.60%

Phillips-Van Heusen Corp.                          150,768        7,206,710
===========================================================================

AIM Global Aggressive Growth Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------

APPLICATION SOFTWARE-1.51%

Amdocs Ltd.(f)                                     276,899   $    9,525,326
---------------------------------------------------------------------------
Autodesk, Inc.(f)                                  176,355        8,623,759
===========================================================================
                                                                 18,149,085
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.35%

Affiliated Managers Group, Inc.(b)(f)               75,000        9,866,250
---------------------------------------------------------------------------
AllianceBernstein Holding L.P.(b)                  157,500       13,455,225
---------------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A             150,000        4,983,000
===========================================================================
                                                                 28,304,475
===========================================================================

CONSTRUCTION & ENGINEERING-0.58%

Chicago Bridge & Iron Co. N.V.-New York
  Shares                                           140,000        7,000,000
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.01%

VeriFone Holdings, Inc.(f)                         246,606       12,189,735
===========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.41%

Equifax Inc.                                       128,392        4,943,092
===========================================================================

EDUCATION SERVICES-1.17%

Apollo Group, Inc.-Class A(f)                      178,195       14,123,736
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.22%

Acuity Brands, Inc.                                116,711        5,578,786
---------------------------------------------------------------------------
Thomas & Betts Corp.(f)                            162,145        9,081,741
===========================================================================
                                                                 14,660,527
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.94%

Amphenol Corp.-Class A                             255,000       11,288,850
===========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.54%

Trimble Navigation Ltd.(f)                         157,025        6,547,943
===========================================================================

GENERAL MERCHANDISE STORES-0.63%

Family Dollar Stores, Inc.                         300,000        7,605,000
===========================================================================

HEALTH CARE DISTRIBUTORS-0.63%

AmerisourceBergen Corp.                            160,000        7,537,600
===========================================================================

HEALTH CARE FACILITIES-1.52%

Manor Care, Inc.                                   135,000        8,988,300
---------------------------------------------------------------------------
VCA Antech, Inc.(f)                                200,897        9,251,307
===========================================================================
                                                                 18,239,607
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


HEALTH CARE SERVICES-0.35%

Pediatrix Medical Group, Inc.(f)                    65,000   $    4,257,500
===========================================================================

HOUSEHOLD PRODUCTS-1.10%

Clorox Co. (The)                                    72,017        4,506,104
---------------------------------------------------------------------------
Church & Dwight Co., Inc.(b)                       185,000        8,752,350
===========================================================================
                                                                 13,258,454
===========================================================================

INDUSTRIAL CONGLOMERATES-1.57%

McDermott International, Inc.(f)                   308,546       18,839,819
===========================================================================

LIFE SCIENCES TOOLS & SERVICES-0.81%

Invitrogen Corp.(f)                                 54,290        4,933,332
---------------------------------------------------------------------------
Varian Inc.(f)                                      65,000        4,802,850
===========================================================================
                                                                  9,736,182
===========================================================================

MANAGED HEALTH CARE-1.91%

Health Net Inc.(f)                                 220,000       11,794,200
---------------------------------------------------------------------------
Humana Inc.(f)                                     149,733       11,222,488
===========================================================================
                                                                 23,016,688
===========================================================================

MULTI-LINE INSURANCE-0.47%

Assurant, Inc.(b)                                   96,965        5,666,635
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.83%

Cameron International Corp.(f)                     115,000       11,196,400
---------------------------------------------------------------------------
Grant Prideco, Inc.(f)                             208,950       10,271,982
---------------------------------------------------------------------------
National-Oilwell Varco Inc.(f)                     172,000       12,597,280
===========================================================================
                                                                 34,065,662
===========================================================================

RESTAURANTS-0.62%

Darden Restaurants, Inc.                           175,000        7,525,000
===========================================================================

SEMICONDUCTORS-1.19%

Microchip Technology Inc.                          200,000        6,634,000
---------------------------------------------------------------------------
National Semiconductor Corp.                       305,000        7,667,700
===========================================================================
                                                                 14,301,700
===========================================================================

SYSTEMS SOFTWARE-0.78%

MICROS Systems, Inc.(b)(f)                         130,000        9,336,600
===========================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $261,502,701)                      352,978,252
===========================================================================

AIM Global Aggressive Growth Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------

MONEY MARKET FUNDS-3.48%

Liquid Assets Portfolio-Institutional
  Class(g)                                      20,944,381   $   20,944,381
---------------------------------------------------------------------------
Premier Portfolio-Institutional Class(g)        20,944,381       20,944,381
===========================================================================
    Total Money Market Funds (Cost
      $41,888,762)                                               41,888,762
===========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-98.83% (Cost
  $694,729,110)                                               1,189,233,531
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES
ON LOAN

MONEY MARKET FUNDS-3.33%

Liquid Assets Portfolio-Institutional
  Class(g)(h)                                   40,069,982   $   40,069,982
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities on
      loan) (Cost $40,069,982)                                   40,069,982
===========================================================================
TOTAL INVESTMENTS-102.16% (Cost $734,799,092)                 1,229,303,513
===========================================================================
OTHER ASSETS LESS LIABILITIES-(2.16)%                           (26,033,680)
===========================================================================
NET ASSETS-100.00%                                           $1,203,269,833
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt
SDR  - Swedish Depositary Receipt

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) All or a portion of this security was out on loan at October 31, 2007.
(c) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at October 31, 2007 represented 1.05% of the Fund's Net Assets. See Note 1A.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2007 was $25,066,250, which represented 2.08% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2007 was $634,604,862, which represented 52.74% of the Fund's Net Assets. See Note 1A.
(f) Non-income producing security.
(g) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(h) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Aggressive Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS:

Investments, at value (Cost $652,840,348)*    $1,147,344,769
------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $81,958,744)                              81,958,744
============================================================
     Total investments (Cost $734,799,092)     1,229,303,513
============================================================
Foreign currencies, at value (Cost
  $8,363,158)                                      8,398,469
------------------------------------------------------------
Receivables for:
  Investments sold                                13,623,737
------------------------------------------------------------
  Fund shares sold                                 1,220,799
------------------------------------------------------------
  Dividends                                          625,238
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                83,689
------------------------------------------------------------
Other assets                                          31,838
============================================================
     Total assets                              1,253,287,283
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            6,165,203
------------------------------------------------------------
  Fund shares reacquired                           1,505,942
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                191,573
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                       40,069,982
------------------------------------------------------------
Accrued distribution fees                            359,611
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,507
------------------------------------------------------------
Accrued transfer agent fees                          436,740
------------------------------------------------------------
Accrued operating expenses                         1,285,892
============================================================
     Total liabilities                            50,017,450
============================================================
Net assets applicable to shares outstanding   $1,203,269,833
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  556,499,505
------------------------------------------------------------
Undistributed net investment income                3,677,140
------------------------------------------------------------
Undistributed net realized gain                  148,541,257
------------------------------------------------------------
Unrealized appreciation                          494,551,931
============================================================
                                              $1,203,269,833
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $1,022,681,778
____________________________________________________________
============================================================
Class B                                       $  136,817,817
____________________________________________________________
============================================================
Class C                                       $   43,759,624
____________________________________________________________
============================================================
Institutional Class                           $       10,614
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           34,651,802
____________________________________________________________
============================================================
Class B                                            5,118,607
____________________________________________________________
============================================================
Class C                                            1,636,777
____________________________________________________________
============================================================
Institutional Class                                   359.45
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        29.51
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $29.51 divided by
     94.50%)                                  $        31.23
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $        26.73
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $        26.74
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $        29.53
____________________________________________________________
============================================================

* At October 31, 2007, securities with an aggregate value of $37,517,731 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Aggressive Growth Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $916,613)      $ 17,962,012
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $134,582)                         2,307,843
--------------------------------------------------------------------------
Interest                                                            17,266
==========================================================================
    Total investment income                                     20,287,121
==========================================================================

EXPENSES:

Advisory fees                                                    9,141,077
--------------------------------------------------------------------------
Administrative services fees                                       267,314
--------------------------------------------------------------------------
Custodian fees                                                     792,148
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        2,257,365
--------------------------------------------------------------------------
  Class B                                                        1,332,837
--------------------------------------------------------------------------
  Class C                                                          349,967
--------------------------------------------------------------------------
Transfer agent fees -- A, B & C                                  2,826,079
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                                     1
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           52,249
--------------------------------------------------------------------------
Other                                                              395,603
==========================================================================
    Total expenses                                              17,414,640
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                (1,041,231)
==========================================================================
    Net expenses                                                16,373,409
==========================================================================
Net investment income                                            3,913,712
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from:
  Investment securities (includes net gains (losses) from
    securities sold to affiliates of $(37,163) and net of
    tax on sale of foreign investments of $(284,312) -- Note
    1J)                                                        148,320,313
--------------------------------------------------------------------------
  Foreign currencies                                                 6,797
==========================================================================
                                                               148,327,110
==========================================================================
Change in net unrealized appreciation of:
  Investment securities (net of estimated tax on foreign
    investments held of $(588,557) -- Note 1J)                 164,769,043
--------------------------------------------------------------------------
  Foreign currencies                                               139,891
==========================================================================
                                                               164,908,934
==========================================================================
Net realized and unrealized gain                               313,236,044
==========================================================================
Net increase in net assets resulting from operations          $317,149,756
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Aggressive Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2007 and 2006

                                                                   2006             2007
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    3,913,712    $  3,960,706
--------------------------------------------------------------------------------------------
  Net realized gain                                              148,327,110     129,688,490
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                          164,908,934      90,682,111
--------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations        317,149,756     224,331,307
============================================================================================

Distributions to shareholders from net investment income:
  Class A                                                         (1,205,150)     (2,378,111)
--------------------------------------------------------------------------------------------
  Class B                                                                 --        (367,177)
--------------------------------------------------------------------------------------------
  Class C                                                                 --         (56,652)
============================================================================================
     Total distributions from net investment income               (1,205,150)     (2,801,940)
============================================================================================

Distributions to shareholders from net realized gains:
  Class A                                                       (106,746,300)    (30,928,472)
--------------------------------------------------------------------------------------------
  Class B                                                        (18,600,411)     (7,262,436)
--------------------------------------------------------------------------------------------
  Class C                                                         (4,153,281)     (1,120,528)
============================================================================================
     Total distributions from net realized gains                (129,499,992)    (39,311,436)
============================================================================================
     Decrease in net assets resulting from distributions        (130,705,142)    (42,113,376)
============================================================================================

Share transactions-net:
  Class A                                                         52,827,687     (15,873,539)
--------------------------------------------------------------------------------------------
  Class B                                                        (15,509,574)    (48,985,987)
--------------------------------------------------------------------------------------------
  Class C                                                          9,179,068       1,302,802
--------------------------------------------------------------------------------------------
  Institutional Class                                                 10,000              --
============================================================================================
     Net increase (decrease) in net assets resulting from
      share transactions                                          46,507,181     (63,556,724)
============================================================================================
     Net increase in net assets                                  232,951,795     118,661,207
____________________________________________________________________________________________
============================================================================================


NET ASSETS:

  Beginning of year                                              970,318,038     851,656,831
============================================================================================
  End of year (including undistributed net investment income
     of $3,677,140 and $1,202,879, respectively)              $1,203,269,833    $970,318,038
____________________________________________________________________________________________
============================================================================================


NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES


AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.


    The Fund's investment objective is above-average long-term growth of capital.


    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

AIM Global Aggressive Growth Fund


       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Funds may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

AIM Global Aggressive Growth Fund

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.90%
-------------------------------------------------------------------
Over $1 billion                                               0.85%
 __________________________________________________________________
===================================================================


    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.80%
-------------------------------------------------------------------
Next $250 million                                             0.78%
-------------------------------------------------------------------
Next $500 million                                             0.76%
-------------------------------------------------------------------
Next $1.5 billion                                             0.74%
-------------------------------------------------------------------
Next $2.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.68%
-------------------------------------------------------------------
Over $10 billion                                              0.66%
 __________________________________________________________________
===================================================================

AIM Global Aggressive Growth Fund


    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended October 31, 2007, AIM waived advisory fees of $892,592.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $1,096.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2007, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2007, ADI advised the Fund that it retained $136,234 in front-end sales commissions from the sale of Class A shares and $266, $70,104 and $6,277 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07         INCOME
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $18,202,851      $120,974,925      $(118,233,395)     $20,944,381     $1,088,804
--------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            18,202,851       120,974,925       (118,233,395)      20,944,381      1,084,457
==================================================================================================
  Subtotal        $36,405,702      $241,949,850      $(236,466,790)     $41,888,762     $2,173,261
==================================================================================================

AIM Global Aggressive Growth Fund


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07        INCOME*
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $28,104,584      $413,086,373      $(401,120,975)     $40,069,982     $   84,880
--------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            28,104,585       181,268,142       (209,372,727)              --         49,702
==================================================================================================
  Subtotal        $56,209,169      $594,354,515      $(610,493,702)     $40,069,982     $  134,582
==================================================================================================
  Total
    Investments
    in
    Affiliates    $92,614,871      $836,304,365      $(846,960,492)     $81,958,744     $2,307,843
__________________________________________________________________________________________________
==================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2007, the Fund engaged in securities sales of $199,492, which resulted in net realized gains (losses) of $(37,163), and securities purchases of $39,234.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended October 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $147,543.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2007, the Fund paid legal fees of $9,437 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM Global Aggressive Growth Fund

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At October 31, 2007, securities with an aggregate value of $37,517,731 were on loan to brokers. The loans were secured by cash collateral of $40,069,982 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2007, the Fund received dividends on cash collateral investments of $134,582 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years October 31, 2007 and 2006 was as follows:

                                                                  2007           2006
-----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 18,919,147    $ 2,801,940
-----------------------------------------------------------------------------------------
Long-term capital gain                                         111,785,995     39,311,436
=========================================================================================
  Total distributions                                         $130,705,142    $42,113,376
_________________________________________________________________________________________
=========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2007, the components of net assets on a tax basis were as follows:

                                                                     2007
------------------------------------------------------------------------------
Undistributed ordinary income                                   $   13,066,256
------------------------------------------------------------------------------
Undistributed long-term gain                                       138,810,850
------------------------------------------------------------------------------
Net unrealized appreciation -- investments                         495,059,833
------------------------------------------------------------------------------
Temporary book/tax differences                                        (166,611)
------------------------------------------------------------------------------
Shares of beneficial interest                                      556,499,505
==============================================================================
  Total net assets                                              $1,203,269,833
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the recognition of income for tax purposes on certain partnership investments. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $47,510.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of October 31, 2007.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2007 was $437,459,066 and $528,071,481, respectively.

    Unrealized Appreciation (Depreciation) of Investment Securities on a Tax
Basis

Aggregate unrealized appreciation of investment securities      $507,004,816
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (11,992,493)
============================================================================
Net unrealized appreciation of investment securities            $495,012,323
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $734,291,190.

AIM Global Aggressive Growth Fund

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of partnership investments, foreign capital gain taxes and foreign currency transactions, on October 31, 2007, undistributed net investment income was decreased by $234,301, undistributed net realized gain was increased by $291,561 and shares of beneficial interest decreased by $57,260. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A, Class B, Class C and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                         2007(A)                          2006
                                                              -----------------------------    ---------------------------
                                                                 SHARES          AMOUNT          SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        3,294,830    $  85,718,374     2,487,493    $  58,384,812
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          574,427       13,604,361       674,033       14,535,268
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                          554,747       13,179,399       296,198        6,421,861
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                            359.45           10,000            --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        4,430,561      103,852,344     1,502,663       31,916,560
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          838,662       17,922,196       371,106        7,318,215
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                          186,184        3,980,622        57,317        1,130,865
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                                --               --            --               --
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                          851,037       21,773,304     1,776,939       41,306,299
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         (934,951)     (21,773,304)   (1,918,853)     (41,306,299)
==========================================================================================================================
Reacquired:(c)
  Class A                                                       (6,164,601)    (158,516,335)   (6,359,614)    (147,481,210)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (1,078,502)     (25,262,827)   (1,377,064)     (29,533,171)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         (340,093)      (7,980,953)     (289,576)      (6,249,924)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                                --               --            --               --
==========================================================================================================================
                                                              2,212,660.45    $  46,507,181    (2,779,358)   $ (63,556,724)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 21% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Commencement date of Institutional Class was on September 28, 2007.
(c) Net of redemption fees of $25,122 and $11,417 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2007 and 2006, respectively.

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending October 31, 2008 as required.

AIM Global Aggressive Growth Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                 2007            2006         2005          2004         2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $    25.10       $  20.60     $  16.99      $  14.28     $  11.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      0.12           0.13(a)     (0.00)(a)     (0.13)(a)    (0.13)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            7.68           5.39         3.61          2.84         3.41
===============================================================================================================================
    Total from investment operations                                7.80           5.52         3.61          2.71         3.28
===============================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.04)         (0.07)          --            --           --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (3.35)         (0.95)          --            --           --
===============================================================================================================================
    Total distributions                                            (3.39)         (1.02)          --            --           --
===============================================================================================================================
Redemption fees added to shares of beneficial interest              0.00           0.00         0.00          0.00           --
===============================================================================================================================
Net asset value, end of period                                $    29.51       $  25.10     $  20.60      $  16.99     $  14.28
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                    34.57%         27.71%       21.25%        18.98%       29.82%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,022,682       $809,309     $676,291      $566,573     $465,855
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.42%(c)       1.51%        1.65%         2.02%        2.10%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.50%(c)       1.64%        1.76%         2.03%        2.11%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets         0.47%(c)       0.56%       (0.02)%       (0.81)%      (0.97)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                               43%            64%          67%           68%          64%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $902,945,941.

                                                                                           CLASS B
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------------
                                                              2007            2006           2005            2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  23.15        $  19.18       $  15.93        $  13.45      $  10.42
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.07)          (0.04)(a)      (0.12)(a)       (0.19)(a)     (0.19)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        7.00            5.01           3.37            2.67          3.22
=================================================================================================================================
    Total from investment operations                            6.93            4.97           3.25            2.48          3.03
=================================================================================================================================
Less distributions:
  Dividends from net investment income                            --           (0.05)            --              --            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (3.35)          (0.95)            --              --            --
=================================================================================================================================
    Total distributions                                        (3.35)          (1.00)            --              --            --
=================================================================================================================================
Redemption fees added to shares of beneficial interest          0.00            0.00           0.00            0.00            --
=================================================================================================================================
Net asset value, end of period                              $  26.73        $  23.15       $  19.18        $  15.93      $  13.45
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                33.58%          26.80%         20.40%          18.44%        29.08%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $136,818        $132,391       $152,878        $257,230      $374,027
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                2.17%(c)        2.26%          2.31%           2.52%         2.60%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             2.25%(c)        2.39%          2.42%           2.53%         2.61%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       (0.28)%(c)      (0.19)%        (0.68)%         (1.31)%       (1.47)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           43%             64%            67%             68%           64%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $133,283,701.

AIM Global Aggressive Growth Fund

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                               2007            2006          2005          2004        2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 23.16        $ 19.19       $ 15.93       $ 13.46      $ 10.42
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)         (0.04)(a)     (0.12)(a)     (0.19)(a)    (0.19)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         7.00           5.01          3.38          2.66         3.23
=============================================================================================================================
    Total from investment operations                             6.93           4.97          3.26          2.47         3.04
=============================================================================================================================
Less distributions:
  Dividends from net investment income                             --          (0.05)           --            --           --
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (3.35)         (0.95)           --            --           --
=============================================================================================================================
    Total distributions                                         (3.35)         (1.00)           --            --           --
=============================================================================================================================
Redemption fees added to shares of beneficial interest           0.00           0.00          0.00          0.00           --
=============================================================================================================================
Net asset value, end of period                                $ 26.74        $ 23.16       $ 19.19       $ 15.93      $ 13.46
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                 33.56%         26.79%        20.47%        18.35%       29.17%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $43,760        $28,619       $22,488       $21,059      $20,153
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.17%(c)       2.26%         2.31%         2.52%        2.60%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.25%(c)       2.39%         2.42%         2.53%        2.61%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.28)%(c)     (0.19)%       (0.68)%       (1.31)%      (1.47)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            43%            64%           67%           68%          64%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $34,996,696.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                SEPTEMBER 28, 2007
                                                                   (COMMENCEMENT
                                                                   DATE) THROUGH
                                                                    OCTOBER 31,
                                                                       2007
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 27.82
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.02
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                 1.69
===================================================================================
    Total from investment operations                                     1.71
===================================================================================
Net asset value, end of period                                        $ 29.53
___________________________________________________________________________________
===================================================================================
Total return(a)                                                          6.15%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $    11
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets                                  1.00%(b)
===================================================================================
Ratio of net investment income to average net assets                     0.90%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(c)                                                 43%
___________________________________________________________________________________
===================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $10,233.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Global Aggressive Growth Fund


NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by AIM who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of AIM and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

    At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Global Aggressive Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM Global Aggressive Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Aggressive Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 19, 2007
Houston, Texas

AIM Global Aggressive Growth Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
SHARE                      ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                       (05/01/07)        (10/31/07)(1)       PERIOD(2)        (10/31/07)         PERIOD(2)         RATIO
A                            $1,000.00          $1,141.50          $ 7.61           $1,018.10           $7.17            1.41%
B                             1,000.00           1,137.00           11.63            1,014.32           10.97            2.16
C                             1,000.00           1,136.90           11.63            1,014.32           10.97            2.16

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 10/31/07

AIM Global Aggressive Growth Fund

                                             ==========================================
Institutional Class Shares                   AVERAGE ANNUAL TOTAL RETURNS                    A REDEMPTION FEE OF 2% WILL BE IMPOSED
                                             For periods ended 10/31/07                   ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
The following information has been                                                        THE FUND WITHIN 30 DAYS OF PURCHASE.
prepared to provide Institutional Class      10 Years                            10.53%   EXCEPTIONS TO THE REDEMPTION FEE ARE
shareholders with a performance overview      5 Years                            26.38    LISTED IN THE FUND'S PROSPECTUS.
specific to their holdings. Institutional     1 Year                             34.81
Class shares are offered exclusively to                                                      PLEASE NOTE THAT PAST PERFORMANCE IS
institutional investors, including defined   AVERAGE ANNUAL TOTAL RETURNS                 NOT INDICATIVE OF FUTURE RESULTS. MORE
contribution plans that meet certain         For periods ended 9/30/07, most recent       RECENT RETURNS MAY BE MORE OR LESS THAN
criteria.                                    calendar quarter-end                         THOSE SHOWN. ALL RETURNS ASSUME
                                                                                          REINVESTMENT OF DISTRIBUTIONS AT NAV.
                                             10 Years                             8.78%   INVESTMENT RETURN AND PRINCIPAL VALUE WILL
                                              5 Years                            25.48    FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
                                              1 Year                             32.88    MAY BE WORTH MORE OR LESS THAN THEIR
                                             ==========================================   ORIGINAL COST. SEE FULL REPORT FOR
                                                                                          INFORMATION ON COMPARATIVE BENCHMARKS.
                                             INSTITUTIONAL CLASS SHARES' INCEPTION DATE   PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             IS SEPTEMBER 28, 2007. RETURNS SINCE THAT    MORE INFORMATION. FOR THE MOST CURRENT
                                             DATE ARE HISTORICAL RETURNS. ALL OTHER       MONTH-END PERFORMANCE, PLEASE CALL
                                             RETURNS ARE BLENDED RETURNS OF HISTORICAL    800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                             INSTITUTIONAL CLASS SHARE PERFORMANCE AND
                                             RESTATED CLASS A SHARE PERFORMANCE (FOR
                                             PERIODS PRIOR TO THE INCEPTION DATE OF
                                             INSTITUTIONAL CLASS SHARES) AT NET ASSET
                                             VALUE (NAV) AND REFLECT THE HIGHER RULE
                                             12B-1 FEES APPLICABLE TO CLASS A SHARES.
                                             CLASS A SHARES' INCEPTION DATE IS
                                             SEPTEMBER 15, 1994.

                                                INSTITUTIONAL CLASS SHARES HAVE NO
                                             SALES CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. PERFORMANCE OF INSTITUTIONAL CLASS
                                             SHARES WILL DIFFER FROM PERFORMANCE OF
                                             OTHER SHARE CLASSES PRIMARILY DUE TO
                                             DIFFERING SALES CHARGES AND CLASS
                                             EXPENSES.

==========================================
NASDAQ SYMBOL                        GAIIX
==========================================

Over for information on your Fund's expenses.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMinvestments.com               GLA-INS-1              A I M Distributors, Inc.

                                                        [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

AIM Global Aggressive Growth Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The actual ending account value and expenses in the below example are based on an investment of $1,000 invested on September 28, 2007 (commencement date) and held through October 31, 2007. The hypothetical ending account value and expenses in the below example are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during the period, September 28, 2007, through October 31, 2007. Because the actual ending account value and expense information in the example is not based upon a six month period, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                  HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE
                                                     ACTUAL                        EXPENSES)
                           BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES      ANNUALIZED
                         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING     EXPENSE
SHARE CLASS                (5/01/07)      (10/31/07)(1)     PERIOD(2)      (10/31/07)       PERIOD(3)       RATIO
Institutional (1)          $1,000.00        $1,061.50        $ 0.96         $1,020.16         $5.09          1.00%

(1) The actual ending account value is based on the actual total return of the Fund for the period September 28, 2007 (commencement date), through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses over the six month period May 1, 2007, through October 31, 2007.
(2) Actual expenses are equal to the annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 34 (September 28, 2007, through October 31, 2007)/365. Because the share class has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing the Institutional Class shares of the Fund and other funds because such data is based on a full six month period.

AIMinvestments.com     GLA-INS-1     A I M Distributors, Inc.

AIM Global Aggressive Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM      Sub-Committee's recommendations and makes   A. NATURE, EXTENT AND QUALITY OF SERVICES
International Mutual Funds is required        its own recommendations regarding the          PROVIDED BY AIM
under the Investment Company Act of 1940 to   performance, fees and expenses of the AIM
approve annually the renewal of the AIM       Funds to the full Board. Moreover, the      The Board reviewed the advisory services
Global Aggressive Growth Fund (the Fund)      Investments Committee considers each        provided to the Fund by AIM under the
investment advisory agreement with A I M      Sub-Committee's recommendations in making   Fund's advisory agreement, the
Advisors, Inc. (AIM). During contract         its annual recommendation to the Board      performance of AIM in providing these
renewal meetings held on June 25-27, 2007,    whether to approve the continuance of       services, and the credentials and
the Board as a whole and the disinterested    each AIM Fund's investment advisory         experience of the officers and employees
or "independent" Trustees, voting             agreement and sub-advisory agreement, if    of AIM who provide these services. The
separately, approved the continuance of the   applicable (advisory agreements), for       Board's review of the qualifications of
Fund's investment advisory agreement for      another year.                               AIM to provide these services included
another year, effective July 1, 2007. In                                                  the Board's consideration of AIM's
doing so, the Board determined that the          The independent Trustees, as mentioned   portfolio and product review process,
Fund's advisory agreement is in the best      above, are assisted in their annual         various back office support functions
interests of the Fund and its shareholders    evaluation of the advisory agreements by    provided by AIM, and AIM's equity and
and that the compensation to AIM under the    the independent Senior Officer. One         fixed income trading operations. The
Fund's advisory agreement is fair and         responsibility of the Senior Officer is     Board concluded that the nature, extent
reasonable.                                   to manage the process by which the AIM      and quality of the advisory services
                                              Funds' proposed management fees are         provided to the Fund by AIM were
   The independent Trustees met separately    negotiated during the annual contract       appropriate and that AIM currently is
during their evaluation of the Fund's         renewal process to ensure that they are     providing satisfactory advisory services
investment advisory agreement with            negotiated in a manner which is at arms'    in accordance with the terms of the
independent legal counsel from whom they      length and reasonable. Accordingly, the     Fund's advisory agreement. In addition,
received independent legal advice, and the    Senior Officer must either supervise a      based on their ongoing meetings
independent Trustees also received            competitive bidding process or prepare an   throughout the year with the Fund's
assistance during their deliberations from    independent written evaluation. The         portfolio managers, the Board concluded
the independent Senior Officer, a full-time   Senior Officer has recommended that an      that these individuals are competent and
officer of the AIM Funds who reports          independent written evaluation be           able to continue to carry out their
directly to the independent Trustees. The     provided and, upon the direction of the     responsibilities under the Fund's
following discussion more fully describes     Board, has prepared an independent          advisory agreement.
the process employed by the Board to          written evaluation.
evaluate the performance of the AIM Funds                                                    In determining whether to continue the
(including the Fund) throughout the year         During the annual contract renewal       Fund's advisory agreement, the Board
and, more specifically, during the annual     process, the Board considered the factors   considered the prior relationship between
contract renewal meetings.                    discussed below under the heading           AIM and the Fund, as well as the Board's
                                              "Factors and Conclusions and Summary of     knowledge of AIM's operations, and
THE BOARD'S FUND EVALUATION PROCESS           Independent Written Fee Evaluation" in      concluded that it was beneficial to
                                              evaluating the fairness and                 maintain the current relationship, in
The Board's Investments Committee has         reasonableness of the Fund's advisory       part, because of such knowledge. The
established three Sub-Committees which are    agreement at the contract renewal           Board also considered the steps that AIM
responsible for overseeing the management     meetings and at their meetings throughout   and its affiliates have taken over the
of a number of the series portfolios of the   the year as part of their ongoing           last several years to improve the quality
AIM Funds. This Sub-Committee structure       oversight of the Fund. The Fund's           and efficiency of the services they
permits the Trustees to focus on the          advisory agreement was considered           provide to the Funds in the areas of
performance of the AIM Funds that have been   separately, although the Board also         investment performance, product line
assigned to them. The Sub-Committees meet     considered the common interests of all of   diversification, distribution, fund
throughout the year to review the             the AIM Funds in their deliberations. The   operations, shareholder services and
performance of their assigned funds, and      Board comprehensively considered all of     compliance. The Board concluded that the
the Sub-Committees review monthly and         the information provided to them and did    quality and efficiency of the services
quarterly comparative performance             not identify any particular factor that     AIM and its affiliates provide to the AIM
information and periodic asset flow data      was controlling. Furthermore, each          Funds in each of these areas have
for their assigned funds. These materials     Trustee may have evaluated the              generally improved, and support the
are prepared under the direction and          information provided differently from one   Board's approval of the continuance of
supervision of the independent Senior         another and attributed different weight     the Fund's advisory agreement.
Officer. Over the course of each year, the    to the various factors. The Trustees
Sub-Committees meet with portfolio managers   recognized that the advisory arrangements   B. FUND PERFORMANCE
for their assigned funds and other members    and resulting advisory fees for the Fund
of management and review with these           and the other AIM Funds are the result of   The Board compared the Fund's performance
individuals the performance, investment       years of review and negotiation between     during the past one, three and five
objective(s), policies, strategies and        the Trustees and AIM, that the Trustees     calendar years to the performance of
limitations of these funds.                   may focus to a greater extent on certain    funds in the Fund's Lipper peer group
                                              aspects of these arrangements in some       that are not managed by AIM, and against
   In addition to their meetings throughout   years than others, and that the Trustees'   the performance of all funds in the MSCI
the year, the Sub-Committees meet at          deliberations and conclusions in a          World Index. The Board also reviewed the
designated contract renewal meetings each     particular year may be based in part on     methodology used by Lipper to identify
year to conduct an in-depth review of the     their deliberations and conclusions of      the Fund's peers. The Board noted that
performance, fees and expenses of their       these same arrangements throughout the      the Fund's performance was above the
assigned funds. During the contract renewal   year and in prior years.                    median performance of its peers for the
process, the Trustees receive comparative                                                 past one, three and five year periods.
performance and fee data regarding all the    FACTORS AND CONCLUSIONS AND SUMMARY OF      The Board noted that the Fund's
AIM Funds prepared by an independent          INDEPENDENT WRITTEN FEE EVALUATION          performance was above the performance of
company, Lipper, Inc., under the direction                                                the Index for the one, three and five
and supervision of the independent Senior     The discussion below serves as a summary    year periods. The Board also considered
Officer who also prepares a separate          of the Senior Officer's independent         the steps AIM has taken over the last
analysis of this information for the          written evaluation, as well as a            several years to improve the quality and
Trustees. Each Sub-Committee then makes       discussion of the material factors and      efficiency of the services that AIM
recommendations to the Investments            related conclusions that formed the basis   provides to the AIM Funds. The Board
Committee regarding the performance, fees     for the Board's approval of the Fund's      concluded that AIM continues to be
and expenses of their assigned funds. The     advisory agreement. Unless otherwise        responsive to the Board's focus on fund
Investments Committee considers each          stated, information set forth below is as   performance. Although the independent
                                              of June 27, 2007 and does not reflect any   written evaluation of the Fund's Senior
                                              changes that may have occurred since that   Officer (discussed below) only considered
                                              date, including but not limited to          Fund performance through the most recent
                                              changes to the Fund's performance,          calendar year, the Board also reviewed
                                              advisory fees, expense limitations and/or   more recent Fund performance and this
                                              fee waivers.                                review did not change their conclusions.

                                                                                                                         (continued)

AIM Global Aggressive Growth Fund

C. ADVISORY FEES AND FEE WAIVERS              E. PROFITABILITY AND FINANCIAL RESOURCES    by the Fund and/or other funds advised by
                                                 OF AIM                                   AIM are used to pay for research and
The Board compared the Fund's contractual                                                 execution services. The Board noted that
advisory fee rate to the contractual          The Board reviewed information from AIM     soft dollar arrangements shift the
advisory fee rates of funds in the Fund's     concerning the costs of the advisory and    payment obligation for the research and
Lipper peer group that are not managed by     other services that AIM and its             executions services from AIM to the funds
AIM, at a common asset level and as of the    affiliates provide to the Fund and the      and therefore may reduce AIM's expenses.
end of the past calendar year. The Board      profitability of AIM and its affiliates     The Board also noted that research
noted that the Fund's advisory fee rate was   in providing these services. The Board      obtained through soft dollar arrangements
below the median advisory fee rate of its     also reviewed information concerning the    may be used by AIM in making investment
peers. The Board also reviewed the            financial condition of AIM and its          decisions for the Fund and may therefore
methodology used by Lipper and noted that     affiliates. The Board also reviewed with    benefit Fund shareholders. The Board
the contractual fee rates shown by Lipper     AIM the methodology used to prepare the     concluded that AIM's soft dollar
include any applicable long-term              profitability information. The Board        arrangements were appropriate. The Board
contractual fee waivers. The Board noted      considered the overall profitability of     also concluded that, based on their
that AIM does not serve as an advisor to      AIM, as well as the profitability of AIM    review and representations made by AIM,
other mutual funds or other clients with      in connection with managing the Fund. The   these arrangements were consistent with
investment strategies comparable to those     Board noted that AIM continues to operate   regulatory requirements.
of the Fund.                                  at a net profit, although increased
                                              expenses in recent years have reduced the      The Board considered the fact that the
   The Board noted that AIM has not           profitability of AIM and its affiliates.    Fund's uninvested cash and cash
proposed any advisory fee waivers or          The Board concluded that the Fund's         collateral from any securities lending
expense limitations for the Fund. However,    advisory fees were fair and reasonable,     arrangements may be invested in money
the Board also noted that AIM has             and that the level of profits realized by   market funds advised by AIM pursuant to
recommended that the Board approve an         AIM and its affiliates from providing       procedures approved by the Board. The
amendment to the Fund's contractual           services to the Fund was not excessive in   Board noted that AIM will receive
advisory fee schedule that would implement    light of the nature, quality and extent     advisory fees from these affiliated money
the contractual advisory fee waiver that      of the services provided. The Board         market funds attributable to such
had been formerly committed to by AIM,        considered whether AIM is financially       investments, although AIM has
which waiver provided for lower effective     sound and has the resources necessary to    contractually agreed to waive the
fee rates at all asset levels than the        perform its obligations under the Fund's    advisory fees payable by the Fund with
Fund's current contractual advisory fee       advisory agreement, and concluded that      respect to its investment of uninvested
schedule. The Board noted that AIM's          AIM has the financial resources necessary   cash in these affiliated money market
recommendation was made in response to the    to fulfill these obligations.               funds through at least June 30, 2008. The
recommendation of the independent Senior                                                  Board considered the contractual nature
Officer that AIM consider whether the         F. INDEPENDENT WRITTEN EVALUATION OF THE    of this fee waiver and noted that it
advisory fee waivers for certain equity AIM      FUND'S SENIOR OFFICER                    remains in effect until at least June 30,
Funds, including the Fund, should be                                                      2008. The Board concluded that the Fund's
simplified. The Board concluded that it       The Board noted that, upon their            investment of uninvested cash and cash
would be appropriate to approve the           direction, the Senior Officer of the        collateral from any securities lending
proposed amendment to the Fund's              Fund, who is independent of AIM and AIM's   arrangements in the affiliated money
contractual advisory fee schedule and that    affiliates, had prepared an independent     market funds is in the best interests of
it was not necessary at this time to          written evaluation to assist the Board in   the Fund and its shareholders.
discuss with AIM whether to implement any     determining the reasonableness of the
fee waivers or expense limitations for the    proposed management fees of the AIM
Fund.                                         Funds, including the Fund. The Board
                                              noted that they had relied upon the
   After taking account of the Fund's         Senior Officer's written evaluation
contractual advisory fee rate, as well as     instead of a competitive bidding process.
the comparative advisory fee information      In determining whether to continue the
discussed above, the Board concluded that     Fund's advisory agreement, the Board
the Fund's advisory fees were fair and        considered the Senior Officer's written
reasonable.                                   evaluation.

D. ECONOMIES OF SCALE AND BREAKPOINTS         G. COLLATERAL BENEFITS TO AIM AND ITS
                                                 AFFILIATES
The Board considered the extent to which
there are economies of scale in AIM's         The Board considered various other
provision of advisory services to the Fund.   benefits received by AIM and its
The Board also considered whether the Fund    affiliates resulting from AIM's
benefits from such economies of scale         relationship with the Fund, including the
through contractual breakpoints in the        fees received by AIM and its affiliates
Fund's advisory fee schedule or through       for their provision of administrative,
advisory fee waivers or expense               transfer agency and distribution services
limitations. The Board noted that the         to the Fund. The Board considered the
Fund's contractual advisory fee schedule      performance of AIM and its affiliates in
includes one breakpoint and that the level    providing these services and the
of the Fund's advisory fees, as a             organizational structure employed by AIM
percentage of the Fund's net assets, has      and its affiliates to provide these
decreased as net assets increased because     services. The Board also considered that
of the breakpoint. The Board noted that the   these services are provided to the Fund
amendment to the Fund's contractual           pursuant to written contracts which are
advisory fee schedule discussed above         reviewed and approved on an annual basis
provides for seven breakpoints. Based on      by the Board. The Board concluded that
this information, the Board concluded that    AIM and its affiliates were providing
the Fund's advisory fees appropriately        these services in a satisfactory manner
reflect economies of scale at current asset   and in accordance with the terms of their
levels. The Board also noted that the Fund    contracts, and were qualified to continue
shares directly in economies of scale         to provide these services to the Fund.
through lower fees charged by third party
service providers based on the combined          The Board considered the benefits
size of all of the AIM Funds and              realized by AIM as a result of portfolio
affiliates.                                   brokerage transactions executed through
                                              "soft dollar" arrangements. Under these
                                              arrangements, portfolio brokerage
                                              commissions paid

AIM Global Aggressive Growth Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends                     $111,785,995
         Qualified Dividend Income*                                  72.50%
         Corporate Dividends Received Deduction*                      6.50%

       * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

       NON-RESIDENT ALIEN SHAREHOLDERS

         Qualified Short-Term Gains                            $17,713,996
         Qualified Interest Income**                                  3.40%

       ** The above percentage is based on income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2007, April 30, 2007, July 31, 2007 and October 31, 2007 were 66.47%, 67.92%, 63.09%, and 70.80%, respectively.

AIM Global Aggressive Growth Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, INVESCO PLC
                                             (parent of AIM and a global investment
                                             management firm); Chairman, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director, Chairman, Chief
                                             Executive Officer and President, IVZ
                                             Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent) and 1371
                                             Preferred Inc. (holding company);
                                             Director, Chairman, Chief Executive
                                             Officer and President, A I M Management
                                             Group Inc. (financial services holding
                                             company) and A I M Capital Management,
                                             Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds
                                             Group, Inc. (registered investment
                                             advisor and register transfer agent) and
                                             AIM GP Canada Inc. (general partner for
                                             a limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Director and Chief Executive
                                             Officer, AIM Trimark Corporate Class
                                             Inc. (formerly AIM Trimark Global Fund
                                             Inc.) (corporate mutual fund company)
                                             and AIM Trimark Canada Fund Inc.
                                             (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       1992       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         2001       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company) (2 portfolios)
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2000       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          1997       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)

                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         1991       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (7
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      1998       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        1991       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         2001       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee

                                             Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Global Aggressive Growth Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--

                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, INVESCO PLC;  N/A
  Vice President                             and Vice President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, INVESCO PLC; Director, INVESCO
                                             Funds Group, Inc.; Director and
                                             Secretary, IVZ, Inc. and INVESCO Group
                                             Services, Inc.; Secretary, INVESCO North
                                             American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Director, Senior Vice           N/A
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Senior Vice
                                             President, A I M Distributors, Inc.;
                                             Director, General Counsel and Vice
                                             President, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc. and AIM Investment Services, Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--;
                                             Director and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of INVESCO's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)

                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, INVESCO
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), INVESCO
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), INVESCO Private Capital, Inc.
                                             (registered investment advisor) and
                                             INVESCO Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                            [EDELIVERY                              Fund holdings and proxy voting information
                          GO PAPERLESS
                   AIMINVESTMENTS.COM/EDELIVERY                     The Fund provides a complete list of its holdings four times in
                            GRAPHIC]                                each fiscal year, at the quarter-ends. For the second and
                                                                    fourth quarters, the lists appear in the Fund's semiannual and
REGISTER FOR EDELIVERY                                              annual reports to shareholders. For the first and third
                                                                    quarters, the Fund files the lists with the Securities and
eDelivery is the process of receiving your fund and account         Exchange Commission (SEC) on Form N-Q. The most recent list of
information via e-mail. Once your quarterly statements, tax         portfolio holdings is available at AIMinvestments.com. From our
forms, fund reports, and prospectuses are available, we will send   home page, click on Products & Performance, then Mutual Funds,
you an e-mail notification containing links to these documents.     then Fund Overview. Select your Fund from the drop-down menu
For security purposes, you will need to log in to your account to   and click on Complete Quarterly Holdings. Shareholders can also
view your statements and tax forms.                                 look up the Fund's Forms N-Q on the SEC Web site at sec.gov.
                                                                    Copies of the Fund's Forms N-Q may be reviewed and copied at
WHY SIGN UP?                                                        the SEC Public Reference Room in Washington, D.C. You can
                                                                    obtain information on the operation of the Public Reference
Register for eDelivery to:                                          Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request
o  save your Fund the cost of printing and postage.                 at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.
o  reduce the amount of paper you receive.
                                                                    A description of the policies and procedures that the Fund uses
o  gain access to your documents faster by not waiting for the      to determine how to vote proxies relating to portfolio
   mail.                                                            securities is available without charge, upon request, from our
                                                                    Client Services department at 800-959-4246 or on the AIM Web
o  view your documents online anytime at your convenience.          site, AIMinvestments.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the
o  save the documents to your personal computer or print them out   SEC Web site, sec.gov.
   for your records.
                                                                    Information regarding how the Fund voted proxies related to its
HOW DO I SIGN UP?                                                   portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to AIMinvestments.com, access
It's easy. Just follow these simple steps:                          the About Us tab, click on Required Notices and then click on
                                                                    Proxy Voting Activity. Next, select the Fund from the drop-down
1. Log in to your account.                                          menu. The information is also available on the SEC Web site,
                                                                    sec.gov.
2. Click on the "Service Center" tab.
                                                                    If used after January 20, 2008, this report must be accompanied
3. Select "Register for eDelivery" and complete the consent         by a Fund fact sheet or by an AIM Quarterly Performance Review
   process.                                                         for the most recent quarter-end. Mutual funds and
                                                                    exchange-traded funds distributed by A I M Distributors, Inc.
This AIM service is provided by AIM Investment Services, Inc.
                                                                    GLA-AR-1    A I M Distributors, Inc.

                                                                                                           [AIM INVESTMENTS LOGO]
                                                                                                         -- REGISTERED TRADEMARK --

INTERNATIONAL/
GLOBAL EQUITY

                                AIM Global Growth Fund
                                Annual Report to Shareholders - October 31,2007

International/
Global Growth

Table of Contents

Letters to Shareholders .........    2
Performance Summary .............    4
Management Discussion ...........    4
Long-term Fund Performance ......    6
Supplemental Information ........    8
Schedule of Investments .........    9
Financial Statements ............   12
Notes to Financial Statements ...   15
Financial Highlights ............   22
Auditor's Report ................   25
Fund Expenses ...................   26
Approval of Advisory Agreement ..   27             [COVER GLOBE IMAGE]
Tax Information .................   29
Trustees and Officers ...........   30

[AIM INVESTMENT SOLUTIONS]

         [GRAPHIC]   [GRAPHIC]
         [DOMESTIC    [FIXED
          EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

      [GRAPHIC]     [GRAPHIC]
       [SECTOR   [INTERNATIONAL/
       EQUITY]    GLOBAL EQUITY]

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

AIM Global Growth Fund

                         Dear Shareholders of the AIM Family of Funds:

                         I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review and factors that affected its performance. The following pages contain important information that answers questions you may have about your investment.
      [TAYLOR
       PHOTO]               Despite notable volatility at points throughout the fiscal year ended October 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S.
                         Federal Reserve Board (the Fed) to reassure skittish markets, among other factors.
   Philip Taylor
                            At its September 18, 2007, meeting, the Fed cut the federal funds target rate for the first time since
                         June 2003.(1) The cut followed 17 rate increases from June 2004 to June 20061 and was intended to address investor concerns about a weak housing market generally and problems in the subprime mortgage market specifically. The Fed's action trig- gered an immediate and broad stock market rally. The Fed cut this key interest rate again on October 31, 2007.(1)

                            At AIM Investments --REGISTERED TRADEMARK--, we know that market conditions change--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                         o  Domestic, global and international equity funds

                         o  Taxable and tax-exempt fixed-income funds

                         o  Allocation portfolios, with risk/return characteristics to match your needs

                         o  AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares
                            --REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears

                            I encourage you to talk with your financial advisor if you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                         In conclusion

                         My colleague, Bob Graham, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instru- mental in transforming AIM from a small investment management firm into one of America's most respected mutual fund companies--and, in 1997, into a global independent retail and institutional investment manager.

                            In May, with shareholder approval, AIM Investments' parent company changed its name from AMVESCAP PLC to
                         Invesco Ltd., uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your ques- tions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                            We at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                         Sincerely,


                         /S/ PHILIP TAYLOR

                         Philip Taylor
                         President - AIM Funds
                         CEO, AIM Investments

                         December 17, 2007

                         Source: (1)U.S. Federal Reserve Board

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Global Growth Fund

                         Dear Fellow Shareholders:

                         In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM
                         Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards.
     [CROCKETT
       PHOTO]               Your Board welcomes two new members: Marty Flanagan, President and CEO of INVESCO, AIM's parent company, and Phil Taylor, who was named CEO of AIM Investments --REGISTERED TRADEMARK-- in April 2006. Robert
                         Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as vice chairman of the Board. We thank Bob for his many contributions and wish him a long and happy future.
  Bruce L. Crockett
                            Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous improvement. In general, as of October 31, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as I write this letter, the overall trend in fund management and performance has been positive.

                            The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn Kelley to Head of INVESCO's Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen's direction, AIM's cash management organization grew to one of the world's largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve
                         (as of October 31, 2007).

                            In other news, your Board took a more active role in preparing for "proxy season," the period when fund managers must vote the shares held by their funds "for" or "against" various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

                            In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and "say for pay." The AIM Funds voted against directors whom AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against "poison pill" and "take under" proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the "About Us" tab, then go to "Required Notices" and "Proxy
                         Voting Activity."

                            Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.

                            Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and
                         AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in
                         2005. For more information on this process, please visit AIMinvestments.com. Click on the "Products and
                         Performance" tab and go to "Investment Advisory Agreement Renewals."

                            Your Board's ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

                            1) How important is it to you to hear about your Board's decisions and activities in these letters?

                            2) What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

                            3) Would you prefer that communications from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

                            If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there.

                            We need to hear from you to do our best job, and I look forward to your responses.

                         Sincerely,


                         /S/ BRUCE L. CROCKETT

                         Bruce L. Crockett
                         Independent Chair
                         AIM Funds Board of Directors

                         December 17, 2007

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Global Growth Fund

Management's discussion of Fund performance                                        have experienced, or exhibit the potential
                                                                                   for, accelerating or above average earnings
================================================================================   growth but whose prices do not fully reflect
PERFORMANCE SUMMARY                                                                these attributes.

Steady market gains over the first half of the fiscal year were aided by              While research responsibilities within the
improving corporate earnings and record levels of merger and acquisition           portfolio management team are focused by
activity. The second half of the fiscal year was characterized by a more uneven    geographic region, we select investments for
climb by markets. Market volatility increased due to negative news in areas of     the Fund by using a bottom-up investment
the U.S. economy, as well as problems emanating from the U.S. subprime mortgage    approach, which means that we construct the
market which spread out globally.                                                  Fund primarily on a stock-by-stock basis. We
                                                                                   focus on the strengths of individual
   Within this environment, Class A shares of AIM Global Growth Fund, excluding    companies rather than sectors, countries or
applicable sales charges, outperformed its broad market index while slightly       market-cap trends.
lagging its style-specific index.* Strong stock selection across the consumer
discretionary, consumer staples and industrials sectors enabled the Fund to           We believe disciplined sell decisions are
deliver solid double-digit absolute returns. In contrast, lack of exposure to      key to successful investing. We consider
certain strongly performing style index holdings, predominantly in the             selling a stock for one of the following
information technology (IT) sector,detract-ed from relative results.               reasons:

   Your Fund's long-term performance appears later in this report.                 o A company's fundamentals deteriorate or it
                                                                                   posts disappointing earnings.
FUND VS. INDEXES
                                                                                   o A stock's price seems overvalued.
Total returns, 10/31/06-10/31/07, excluding applicable sales charges. If sales
charges were included, returns would be lower.                                     o A more attractive opportunity becomes
                                                                                   available
Class A Shares                                                    23.35%
Class B Shares                                                    22.42            Market conditions and your Fund
Class C Shares                                                    22.41
MSCI World Index* (Broad Market Index)                            20.39            Although the U.S. market delivered positive
MSCI World Growth Index* (Style-Specific Index)                   24.05            results over the fiscal year, international
Lipper Global Large-Cap Growth Funds Index* (Peer Group Index)    28.40            markets continued their ongoing rally (now 5
SOURCE: *LIPPER INC.                                                               years old) with particular strength in
================================================================================   Europe, as positive economic data and a
                                                                                   strong currency drove returns higher in the
How we invest                             by both quantitative analysis and        region. While all benchmark countries
                                          portfolio construction techniques.       finished the period in positive territory,
When selecting stocks for your Fund, we   Our EQV (Earnings, Quality and           Japan stood out as it significantly lagged.
employ a disciplined investment           Valuation) strategy focuses primarily    Recent economic data pointed to a lack of
strategy that emphasizes fundamental      on identifying quality companies that    consumer and investor confidence, and
research, supported                                                                leading indicators suggested a recession in
                                                                                   Japan is not out of the question. Emerging
=======================================   ======================================   markets enjoyed strong investor optimism as

   PORTFOLIO COMPOSITION                     TOP FIVE COUNTRIES*                   TOP 10 EQUITY HOLDINGS*
By sector                                 1. U.S.A.                         24.2%   1. Porsche A.G.-Pfd. (Germany)          2.9%
Financials                         19.0%  2. Germany                        14.1    2. Syngenta A.G. (Switzerland)          2.3
Consumer Discretionary             15.8   3. Switzerland                    10.1    3. InBev N.V. (Belgium)                 2.3
Industrials                        14.7   4. France                          7.9    4. BHP Billiton Ltd. (Australia)        1.9
Consumer Staples                   12.8   5. United Kingdom                  7.1    5. BNP Paribas (France)                 1.9
Information Technology              9.8   Total Net Assets       $462.76 million    6. Imperial Tobacco Group PLC
Health Care                         9.0                                                (United Kingdom)                     1.8
Energy                              7.5   Total Number of Holdings*           84    7. Roche Holding A.G. (Switzerland)     1.8
Materials                           6.9                                             8. Total S.A. (France)                  1.8
Money Market Funds Plus Other                                                       9. General Dynamics Corp.               1.7
Assets Less Liabilities             4.5                                            10. Henkel KGaA-Pfd. (Germany)           1.7

The Fund's holdings are subject to
change, and there is no assurance that
the Fund will continue to hold any
particular security.
*Excluding money market fund holdings.

=======================================   ======================================

                                                                                                                      (continued)

AIM Global Growth Fund

many local markets posted very strong         the Fund, also performed well,                           Barrett K. Sides
gains, particularly China and India as well   benefiting the Fund's style-specific          [SIDES     Senior portfolio manager, is
as commodity related companies within the     index and detracting from relative            PHOTO]     lead manager of AIM Global
asset class.                                  results for the Fund. Caution on Nokia's                 Growth Fund with respect to
                                              valuation kept us out of the stock,         the Fund's investments in Asia Pacific
   Within this environment Fund performance   while a combination of lower quality        and Latin America. He joined AIM in 1990.
was broad-based with all regions and almost   earnings and high valuations kept us out    Mr. Sides graduated with a B.S. in
all sectors registering double-digit          of Nintendo.                                economics from Bucknell University. He
results for the period. Consistent with the                                               also earned a master's in international
Fund's bottom- up investment process,            When building the portfolio, our         business from the University of St.
security selection was the primary driver     primary focus was on identifying            Thomas.
of absolute and relative performance          attractive, individual investment
results.                                      opportunities rather than making                         Kirk L. Anderson
                                              allocation decisions based on                [ANDERSON   Portfolio manager, is lead
   For example, key contributors to           macro-economic projections. Thus, the          PHOTO]    manager of AIM Global Growth
relative outperformance came from holdings    Fund's positioning (sector, region or                    Fund with respect to the
in France, Germany and Belgium, markets       country) was driven by bottom-up stock      domestic portion of the Fund's portfolio.
most U.S. investors may view as having        selection as opposed to top-down            He joined AIM in 1994. Mr. Anderson earned
subdued growth. The reality was quite the     allocations. The bottom-up investment       a B.A. in political science from Texas A&M
contrary. Applying our disciplined EQV        strategy tends to lead to "evolutionary"    University. He also earned an M.S. in
investment process, we were able to find      rather than "revolutionary" changes in      finance from the University of Houston.
several strong performing quality stocks      the Fund's portfolio. Recent market
across these mar- kets. Leading               volatility provided us an opportunity to                 Matthew W. Dennis
contributors to Fund perform- ance included   sell out of certain holdings, taking          [DENNIS    Chartered Financial
automobile manufacturer Porsche, Belgium      profits and moving into stronger               PHOTO]    Analyst, portfolio manager,
brewer InBev and French construction          opportunities that we believe were                       is lead manager of AIM Global
company Vinci.                                unfairly hurt due to market volatility.     Growth Fund with respect to the Fund's
                                              A notable sale was VINCI, the French        investments in Europe and Canada. He has
   Over the period, international equities    construction company. After several         been in the investment business since
con- tinued to generally outperform U.S.      years of strong performance, stretched      1994. Mr. Dennis earned a B.A. in
equities. This favored the Fund, from a       valuations led us to move out of this       economics from The University of Texas at
relative perspective. Our underweight in      position. Notable purchases included        Austin. He also earned an M.S. in finance
domestic equities combined with an            U.S. infrastructure construction firm       from Texas A&M University.
overweight in stronger performing             FOSTER WHEELER which benefited from
European holdings contributed favorably       strong balance sheet/cash flow                           Clas G. Olsson
to relative results. Our rationale for this   generation, and German automobile             [OLSSON    Senior portfolio manager and
regional exposure was based on results of     manufacturer DAIMLERCHRYSLER.                  PHOTO]    head of AIM's International
our bottom-up fundamental research that led   Restructuring of the company's trucking                  Investment Management Unit,
us to find more attractive valuation and      business drove profit margins higher.       is manager of AIM Global Growth Fund. He
growth opportunities in Europe. Foreign                                                   joined AIM in 1994. Mr. Olsson became a
exchange was another positive contributor,       The performance of international         commissioned naval officer at the Royal
with our exposure to the euro adding the      stocks over the last several years          Swedish Naval Academy in 1988. He earned a
greatest value to overall return. Because     underscores the investment opportunities    B.B.A. from The University of Texas at
we do not typically hedge currencies--we      beyond U.S. borders. Over the past 12       Austin.
instead buy stocks in their local currency    months, the Fund has experienced strong
and then translate that value back into       double-digit returns. It would be           Assisted by the Asia Pacific/Latin
dollars--foreign currency appreciation        imprudent for us to suggest that such a     American Team,Europe/Canada Team and
provided a boost to Fund performance.         level of performance is sustainable over    Large/Multi-Cap Growth Team
                                              the long term. We thank you for your
   In contrast, detractors from relative      continued participation in AIM Global
performance came from our exposure in         Growth Fund.
finan- cials, a sector negatively affected
by U.S. subprime mortgage problems.           THE VIEWS AND OPINIONS EXPRESSED IN
Although hold- ings like STANDARD BANK        MANAGEMENT'S DISCUSSION OF FUND
(South Africa) did well over the period,      PERFORMANCE ARE THOSE OF A I M ADVISORS,
select holdings including ORIX (Japan) and    INC. THESE VIEWS AND OPINIONS ARE
COMMERZBANK (Germany) were a drag on          SUBJECT TO CHANGE AT ANY TIME BASED ON
relative results. The Fund's financials       FACTORS SUCH AS MARKET AND ECONOMIC
stocks remained, however, liquid high         CONDITIONS. THESE VIEWS AND OPINIONS MAY
quality investments in global growth          NOT BE RELIED UPON AS INVESTMENT ADVICE
opportunities. Communications equipment       OR RECOMMENDATIONS, OR AS AN OFFER FOR A
manufacturer Nokia and software gaming        PARTICULAR SECURITY. THE INFORMATION IS
giant Nintendo, neither of which were held    NOT A COMPLETE ANALYSIS OF EVERY ASPECT
in                                            OF ANY MARKET, COUNTRY, INDUSTRY,
                                              SECURITY OR THE FUND. STATEMENTS OF FACT
                                              ARE FROM SOURCES CONSIDERED RELIABLE,
                                              BUT A I M ADVISORS, INC. MAKES NO
                                              REPRESENTATION OR WARRANTY AS TO THEIR
                                              COMPLETENESS OR ACCURACY. ALTHOUGH
                                              HISTORICAL PERFORMANCE IS NO GUARANTEE
                                              OF FUTURE RESULTS, THESE INSIGHTS MAY
                                              HELP YOU UNDERSTAND OUR INVESTMENT
                                              MANAGEMENT PHILOSOPHY.

                                                 See important Fund and index
                                                 disclosures later in this report.

AIM Global Growth Fund

Your Fund's long-term performance

Past performance cannot guarantee             of funds reflects fund expenses and         value during the early years shown in the
comparable future results.                    management fees; performance of a market    chart. The vertical axis, the one that
                                              index does not. Performance shown in the    indicates the dollar value of an
   The data shown in the chart include        chart and table(s) does not reflect         investment, is constructed with each
reinvested distributions, applicable sales    deduction of taxes a shareholder would      segment representing a percent change in
charges, Fund expenses and management fees.   pay on Fund distributions or sale of        the value of the investment. In this
Results for Class B shares are calculated     Fund shares. Performance of the indexes     chart, each segment represents a doubling,
as if a hypothetical shareholder had          does not reflect the effects of taxes.      or 100% change, in the value of the
liquidated his entire investment in the                                                   investment. In other words, the space
Fund at the close of the reporting period        This chart, which is a logarithmic       between $5,000 and $10,000 is the same
and paid the applicable contingent deferred   chart, presents the fluctuations in the     size as the space between $10,000 and
sales charges. Index results include          value of the Fund and its indexes. We       $20,000, and so on.
reinvested dividends, but they do not         believe that a logarithmic chart is more
reflect sales charges. Performance of an      effective than other types of charts in
index                                         illustrating changes in

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
INDEX DATA FROM 8/31/94, FUND DATA FROM 9/15/94

                         AIM GLOBAL              AIM GLOBAL
                         GROWTH FUND             GROWTH FUND                                                     MSCI
        DATE          -CLASS A SHARES         -CLASS B SHARES              MSCI WORLD INDEX(1)          WORLD GROWTH INDEX(1)

      8/31/94                                                                      $10000                       $10000
         9/94              $ 9289                 $ 9830                             9735                         9770
        10/94                9667                  10220                            10010                        10004
        11/94                9261                   9790                             9573                         9605
        12/94                9227                   9750                             9664                         9749
         1/95                8991                   9490                             9516                         9600
         2/95                9332                   9849                             9653                         9747
         3/95                9710                  10239                            10116                        10222
         4/95               10013                  10549                            10466                        10601
         5/95               10287                  10840                            10553                        10685
         6/95               10750                  11330                            10548                        10698
         7/95               11487                  12109                            11073                        11222
         8/95               11384                  11989                            10824                        10906
         9/95               11658                  12270                            11137                        11288
        10/95               11649                  12260                            10959                        11165
        11/95               11876                  12490                            11337                        11520
        12/95               12005                  12616                            11666                        11782
         1/96               12217                  12840                            11875                        11991
         2/96               12477                  13104                            11945                        12077
         3/96               12698                  13339                            12141                        12253
         4/96               13141                  13796                            12424                        12508
         5/96               13391                  14050                            12432                        12581
         6/96               13429                  14081                            12493                        12667
         7/96               12746                  13359                            12049                        12195
         8/96               13093                  13715                            12185                        12296
         9/96               13612                  14254                            12659                        12856
        10/96               13660                  14296                            12745                        12894
        11/96               14353                  15018                            13457                        13547
        12/96               14391                  15048                            13239                        13281
         1/97               14681                  15343                            13396                        13466
         2/97               14691                  15343                            13547                        13615
         3/97               14325                  14967                            13277                        13296
         4/97               14517                  15149                            13708                        13906
         5/97               15459                  16127                            14552                        14717
         6/97               16190                  16880                            15275                        15528
         7/97               17191                  17918                            15976                        16245
         8/97               16094                  16767                            14905                        15036
         9/97               17287                  18008                            15712                        15901
        10/97               16016                  16676                            14883                        14884
        11/97               16199                  16859                            15144                        15261
        12/97               16383                  17044                            15326                        15400
         1/98               16580                  17232                            15750                        16002
         2/98               17834                  18538                            16813                        17131
         3/98               18772                  19498                            17520                        17722
         4/98               19029                  19760                            17689                        17824
         5/98               18939                  19655                            17465                        17624
         6/98               19284                  19999                            17876                        18377
         7/98               19531                  20249                            17845                        18345
         8/98               16640                  17242                            15463                        16195
         9/98               16897                  17502                            15734                        16556
        10/98               17686                  18306                            17153                        17994
        11/98               18694                  19340                            18171                        19152
        12/98               20002                  20682                            19055                        20549
         1/99               20804                  21509                            19470                        21271
         2/99               20003                  20673                            18949                        20423
         3/99               20663                  21338                            19735                        21175
         4/99               20907                  21575                            20511                        21137
         5/99               20178                  20814                            19758                        20398
         6/99               21538                  22210                            20677                        21649
         7/99               21589                  22252                            20612                        21407
         8/99               21620                  22275                            20573                        21668
         9/99               22056                  22716                            20371                        21702
        10/99               23781                  24476                            21427                        23121
        11/99               26216                  26968                            22027                        24474
        12/99               30450                  31310                            23807                        27274

====================================================================================================================================

                                                                                                             SOURCES: (1)LIPPER INC.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

         1/00               28848                  29657                            22441                        25562
         2/00               31774                  32646                            22499                        26448
         3/00               31624                  32476                            24051                        28022
         4/00               29126                  29894                            23031                        26140
         5/00               27140                  27847                            22445                        24588
         6/00               29276                  30019                            23198                        26089
         7/00               28400                  29100                            22543                        24775
         8/00               30814                  31568                            23273                        25652
         9/00               28540                  29225                            22033                        23378
        10/00               26511                  27142                            21661                        22395
        11/00               22614                  23135                            20343                        20666
        12/00               23706                  24237                            20670                        20275
         1/01               23417                  23931                            21068                        20887
         2/01               19459                  19882                            19285                        18221
         3/01               17566                  17944                            18015                        16745
         4/01               18882                  19282                            19343                        18095
         5/01               18689                  19078                            19091                        17730
         6/01               18315                  18692                            18490                        17110
         7/01               17845                  18193                            18243                        16856
         8/01               17042                  17366                            17365                        15816
         9/01               15063                  15358                            15832                        14501
        10/01               15598                  15880                            16134                        15118
        11/01               16379                  16674                            17086                        16266
        12/01               16582                  16868                            17192                        16345
         1/02               16111                  16380                            16670                        15811
         2/02               15929                  16198                            16523                        15853
         3/02               16700                  16970                            17284                        16244
         4/02               16380                  16628                            16664                        15548
         5/02               16219                  16470                            16692                        15464
         6/02               15567                  15802                            15677                        14570
         7/02               14133                  14339                            14354                        13542
         8/02               14070                  14271                            14378                        13538
         9/02               12808                  12978                            12795                        12194
        10/02               13545                  13727                            13738                        13142
        11/02               13803                  13977                            14477                        13619
        12/02               13289                  13455                            13773                        13093
         1/03               12893                  13046                            13354                        12620
         2/03               12776                  12921                            13120                        12484
         3/03               12786                  12921                            13077                        12591
         4/03               13524                  13669                            14235                        13489
         5/03               14306                  14453                            15046                        14044
         6/03               14542                  14691                            15304                        14241
         7/03               14702                  14838                            15613                        14516
         8/03               14927                  15065                            15949                        14807
         9/03               15034                  15167                            16045                        14891
        10/03               15954                  16087                            16995                        15777
        11/03               16243                  16370                            17252                        16000
        12/03               16863                  16982                            18333                        16769
         1/04               17120                  17243                            18627                        17112
         2/04               17387                  17504                            18939                        17320
         3/04               17387                  17493                            18814                        17146
         4/04               17130                  17220                            18428                        16804
         5/04               17344                  17436                            18582                        16970
         6/04               17644                  17730                            18978                        17200
         7/04               16851                  16925                            18358                        16376
         8/04               16841                  16903                            18439                        16324
         9/04               17409                  17471                            18788                        16652
        10/04               17827                  17880                            19248                        17060
        11/04               18864                  18924                            20259                        17922
        12/04               19496                  19549                            21032                        18597
         1/05               19079                  19117                            20558                        18096
         2/05               19764                  19786                            21210                        18557
         3/05               19347                  19366                            20800                        18202
         4/05               18759                  18754                            20345                        17802
         5/05               19036                  19026                            20706                        18264
         6/05               19432                  19413                            20885                        18349
         7/05               20223                  20195                            21615                        19110
         8/05               20458                  20411                            21778                        19280
         9/05               20812                  20752                            22344                        19706
        10/05               20352                  20275                            21801                        19287
        11/05               20983                  20899                            22528                        19913
        12/05               21765                  21660                            23027                        20347
         1/06               23047                  22931                            24055                        21285
         2/06               22854                  22727                            24019                        21067
         3/06               23478                  23329                            24548                        21591
         4/06               24102                  23931                            25293                        22091

====================================================================================================================================

====================================================================================================================================

                                                          [MOUNTAIN CHART]

         5/06               23015                  22842                            24429                        21240
         6/06               23004                  22820                            24422                        21205
         7/06               23112                  22911                            24574                        21034
         8/06               23844                  23614                            25212                        21592
         9/06               24059                  23820                            25513                        21782
        10/06               24706                  24444                            26449                        22558
        11/06               25623                  25329                            27097                        23127
        12/06               26281                  25964                            27648                        23429
         1/07               26736                  26406                            27974                        23799
         2/07               26271                  25930                            27828                        23650
         3/07               27201                  26828                            28338                        24105
         4/07               28509                  28099                            29588                        25163
         5/07               29213                  28779                            30417                        25896
         6/07               29105                  28656                            30182                        25790
         7/07               28209                  27747                            29514                        25475
         8/07               28121                  27645                            29491                        25536
         9/07               29364                  28847                            30894                        26928
        10/07               30461                  30874                            31841                        27984

====================================================================================================================================

AIM Global Growth Fund

===========================================   =========================================

AVERAGE ANNUAL TOTAL RETURNS                  AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/07,including applicable           As of 9/30/07,the most recent calendar
sales charges                                 quarter-end,including applicable sales
                                              charges

CLASS A SHARES                                CLASS A SHARES
Inception (9/15/94)                   8.86%   Inception (9/15/94)                 8.61%
10 Years                              6.04    10 Years                            4.84
 5 Years                             16.28     5 Years                           16.71
 1 Year                              16.54     1 Year                            15.32

CLASS B SHARES                                CLASS B SHARES
Inception (9/15/94)                   8.97%   Inception (9/15/94)                 8.72%
10 Years                              6.17    10 Years                            4.98
 5 Years                             16.64     5 Years                           17.10
 1 Year                              17.42     1 Year                            16.11

CLASS C SHARES                                CLASS C SHARES
Inception (8/4/97)                    5.26%   Inception (8/4/97)                  4.93%
10 Years                              6.02    10 Years                            4.82
 5 Years                             16.87     5 Years                           17.30
 1 Year                              21.41     1 Year                            20.10

===========================================   =========================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST       CLASS A SHARE PERFORMANCE REFLECTS
PERFORMANCE AND CANNOT GUARANTEE COMPARABLE   THE MAXIMUM 5.50% SALES CHARGE, AND
FUTURE RESULTS; CURRENT PERFORMANCE MAY BE    CLASS B AND CLASS C SHARE PERFORMANCE
LOWER OR HIGHER. PLEASE VISIT                 REFLECTS THE APPLICABLE CONTINGENT
AIMINVESTMENTS.COM FOR THE MOST RECENT        DEFERRED SALES CHARGE (CDSC) FOR THE
MONTH-END PERFORMANCE. PERFORMANCE FIGURES    PERIOD INVOLVED. THE CDSC ON CLASS B
REFLECT REINVESTED DISTRIBUTIONS,CHANGES IN   SHARES DECLINES FROM 5% BEGINNING AT THE
NET ASSET VALUE AND THE EFFECT OF THE         TIME OF PURCHASE TO 0% AT THE BEGINNING
MAXIMUM SALES CHARGE UNLESS OTHERWISE         OF THE SEVENTH YEAR. THE CDSC ON CLASS C
STATED. INVESTMENT RETURN AND PRINCIPAL       SHARES IS 1% FOR THE FIRST YEAR AFTER
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A   PURCHASE.
GAIN OR LOSS WHEN YOU SELL SHARES.
                                                 THE PERFORMANCE OF THE FUND'S SHARE
   THE TOTAL ANNUAL FUND OPERATING EXPENSE    CLASSES WILL DIFFER PRIMARILY DUE TO
RATIO SET FORTH IN THE MOST RECENT FUND       DIFFERENT SALES CHARGE STRUCTURES AND
PROSPECTUS AS OF THE DATE OF THIS REPORT      CLASS EXPENSES.
FOR CLASS A,CLASS B AND CLASS C SHARES WAS
1.62%, 2.37% AND 2.37%,RESPECTIVELY. THE         A REDEMPTION FEE OF 2% WILL BE
EXPENSE RATIOS PRESENTED ABOVE MAY VARY       IMPOSED ON CERTAIN REDEMPTIONS OR
FROM THE EXPENSE RATIOS PRESENTED IN OTHER    EXCHANGES OUT OF THE FUND WITHIN 30 DAYS    ==========================================
SECTIONS OF THIS REPORT THAT ARE BASED ON     OF PURCHASE. EXCEPTIONS TO THE
EXPENSES INCURRED DURING THE PERIOD COVERED   REDEMPTION FEE ARE LISTED IN THE FUND'S     FOR A DISCUSSION OF THE RISKS OF INVESTING
BY THIS REPORT.                               PROSPECTUS.                                 IN YOUR FUND AND INDEXES USED IN THIS
                                                                                          REPORT,PLEASE TURN THE PAGE.

                                                                                          ==========================================

AIM Global Growth Fund

AIM GLOBAL GROWTH FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                           About indexes used in this report           Other information

o Class B shares are not available as an      o The MSCI WORLD INDEX(SM) is a free        o The Chartered Financial Analyst
investment for retirement plans maintained    float-adjusted market capitalization        --REGISTERED TRADEMARK-- (CFA --REGISTERED
pursuant to Section 401 of the Internal       index that is designed to measure global    TRADEMARK--) designation is a globally
Revenue Code, including 401(k) plans, money   developed market equity performance.        recognized standard for measuring the
purchase pension plans and profit sharing                                                 competence and integrity of investment
plans, except for plans that have existing    o The MSCI WORLD GROWTH INDEX is a free     professionals.
accounts invested in Class B shares.          float-adjusted market capitalization
                                              index that represents the growth segment    o The returns shown in the management's
Principal risks of investing in the Fund      in global developed market equity           discussion of Fund performance are based
                                              performance.                                on net asset values calculated for
o Investing in developing countries can add                                               shareholder transactions. Generally
additional risk, such as high rates of        o The LIPPER GLOBAL LARGE-CAP GROWTH        accepted accounting principles require
inflation or sharply devalued currencies      FUNDS INDEX is an equally weighted          adjustments to be made to the net assets
against the U.S. dollar. Transaction costs    representation of the largest funds in      of the Fund at period end for financial
are often higher, and there may be delays     the Lipper Global Large-Cap Growth Funds    reporting purposes, and as such, the net
in settlement procedures.                     category. These funds typically have an     asset values for shareholder transactions
                                              above-average price-to-cash flow ratio,     and the returns based on those net asset
o Prices of equity securities change in       price-to-book ratio, and three-year         values may differ from the net asset
response to many factors including the        sales-per-share growth value, compared      values and returns reported in the
historical and prospective earnings of the    to the S&P/Citigroup World BMI.             Financial Highlights.
issuer, the value of its assets, general
economic conditions, interest rates,          o The Fund is not managed to track the      o Industry classifications used in this
investor perceptions and market liquidity.    performance of any particular index,        report are generally according to the
                                              including the indexes defined here, and     Global Industry Classification Standard,
o Foreign securities have additional risks,   consequently, the performance of the        which was developed by and is the
including exchange rate changes, political    Fund may deviate significantly from the     exclusive property and a service mark of
and economic upheaval, the relative lack of   performance of the indexes.                 Morgan Stanley Capital International Inc.
information, relatively low market                                                        and Standard & Poor's.
liquidity, and the potential lack of strict   o A direct investment cannot be made in
financial and accounting controls and         an index. Unless otherwise indicated,
standards.                                    index results include reinvested
                                              dividends, and they do not reflect sales
                                              charges. Performance of an index of
                                              funds reflects fund expenses;
                                              performance of a market index does not.

=======================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     ==========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      FUND NASDAQ SYMBOLS

=======================================================================================   Class A Shares                   AGGAX
                                                                                          Class B Shares                   AGGBX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class C Shares                   AGGCX

AIMINVESTMENTS.COM                                                                        ==========================================

AIM Global Growth Fund

SCHEDULE OF INVESTMENTS(A)

October 31, 2007

                                                SHARES        VALUE
-----------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-65.70%(A)

AUSTRALIA-1.89%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(b)                                     200,931   $  8,746,278
=======================================================================

BELGIUM-3.13%

InBev N.V. (Brewers)(b)                          111,640     10,555,483
-----------------------------------------------------------------------
KBC Groep N.V. (Diversified Banks)(b)             28,136      3,954,253
=======================================================================
                                                             14,509,736
=======================================================================

CANADA-2.01%

Manulife Financial Corp. (Life & Health
  Insurance)                                      72,993      3,416,908
-----------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)        53,700      5,881,970
=======================================================================
                                                              9,298,878
=======================================================================

DENMARK-1.20%

Novo Nordisk A.S.-Class B
  (Pharmaceuticals)(b)                            44,449      5,535,410
=======================================================================

FRANCE-7.92%

Axa (Multi-Line Insurance)(b)                    131,105      5,887,034
-----------------------------------------------------------------------
BNP Paribas (Diversified Banks)(b)                77,388      8,573,385
-----------------------------------------------------------------------
Cap Gemini S.A. (IT Consulting & Other
  Services)(b)                                    70,330      4,503,847
-----------------------------------------------------------------------
Schneider Electric S.A. (Electrical
  Components & Equipment)(b)                      30,553      4,221,770
-----------------------------------------------------------------------
Societe Generale (Diversified Banks)(b)           31,048      5,234,523
-----------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)(b)             101,800      8,216,793
=======================================================================
                                                             36,637,352
=======================================================================

GERMANY-9.47%

Bayer A.G. (Diversified Chemicals)(b)             84,726      7,094,758
-----------------------------------------------------------------------
Commerzbank A.G. (Diversified Banks)(b)          138,038      5,883,763
-----------------------------------------------------------------------
DaimlerChrysler A.G. (Automobile
  Manufacturers)(b)                               66,215      7,321,904
-----------------------------------------------------------------------
MAN A.G. (Industrial Machinery)(b)                38,539      6,923,387
-----------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)(b)                   31,180      3,912,391
-----------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)(b)      11,301      4,856,781
-----------------------------------------------------------------------
Siemens A.G. (Industrial Conglomerates)(b)        57,625      7,852,422
=======================================================================
                                                             43,845,406
=======================================================================

GREECE-0.98%

OPAP S.A. (Casinos & Gaming)                     110,790      4,526,251
=======================================================================

HONG KONG-2.06%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(b)                   258,000      5,068,557
-----------------------------------------------------------------------
Li & Fung Ltd. (Distributors)(b)                 946,000      4,479,056
=======================================================================
                                                              9,547,613
=======================================================================

HUNGARY-0.66%

OTP Bank Nyrt. (Diversified Banks)(b)             56,451      3,070,326
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

INDIA-0.94%

Infosys Technologies Ltd.-ADR (IT Consulting
  & Other Services)                               85,573   $  4,359,089
=======================================================================

IRELAND-2.23%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(b)                                      363,622      6,140,924
-----------------------------------------------------------------------
CRH PLC (Construction Materials)(b)              108,508      4,162,162
=======================================================================
                                                             10,303,086
=======================================================================

ISRAEL-1.64%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                              172,800      7,604,928
=======================================================================

ITALY-1.54%

Eni S.p.A. (Integrated Oil & Gas)(b)             195,585      7,148,367
=======================================================================

JAPAN-5.81%

Canon Inc. (Office Electronics)(b)               120,100      6,068,831
-----------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)(b)                               20,600      4,744,053
-----------------------------------------------------------------------
Komatsu Ltd. (Construction & Farm Machinery &
  Heavy Trucks)(b)                               168,600      5,648,497
-----------------------------------------------------------------------
Mizuho Financial Group, Inc. (Diversified
  Banks)(b)(c)                                       273      1,534,378
-----------------------------------------------------------------------
Mizuho Financial Group, Inc. (Diversified
  Banks) (Acquired 10/24/05; Cost
  $1,604,902)(b)(c)                                  267      1,500,655
-----------------------------------------------------------------------
ORIX Corp. (Consumer Finance)(b)                  13,330      2,712,972
-----------------------------------------------------------------------
Toyota Motor Corp. (Automobile
  Manufacturers)(b)                               82,000      4,684,778
=======================================================================
                                                             26,894,164
=======================================================================

MEXICO-0.51%

Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                             94,294      2,343,206
=======================================================================

NETHERLANDS-1.10%

TNT N.V. (Air Freight & Logistics)(b)            123,378      5,073,201
=======================================================================

SOUTH AFRICA-0.85%

Standard Bank Group Ltd. (Diversified
  Banks)(b)                                      216,600      3,935,622
=======================================================================

SPAIN-2.27%

Banco Santander S.A. (Diversified Banks)(b)      237,056      5,182,214
-----------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(b)                                      71,060      5,311,137
=======================================================================
                                                             10,493,351
=======================================================================

SWEDEN-1.79%

Assa Abloy A.B.-Class B (Building
  Products)(b)                                   227,466      4,794,036
-----------------------------------------------------------------------
Atlas Copco A.B.-Class A (Industrial
  Machinery)(b)                                  207,800      3,482,228
=======================================================================
                                                              8,276,264
=======================================================================

AIM Global Growth Fund

                                                SHARES        VALUE
-----------------------------------------------------------------------

SWITZERLAND-10.08%

Adecco S.A. (Human Resource & Employment
  Services)(b)                                    51,431   $  3,104,105
-----------------------------------------------------------------------
Compagnie Financiere Richemont S.A.- Class A
  (Apparel, Accessories & Luxury Goods)(b)(d)     76,752      5,490,846
-----------------------------------------------------------------------
Credit Suisse Group (Diversified Capital
  Markets)(b)                                     78,873      5,325,782
-----------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)(b)           16,893      7,810,217
-----------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(b)           49,254      8,421,007
-----------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(b)                                   44,623     10,776,449
-----------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(b)        106,872      5,736,851
=======================================================================
                                                             46,665,257
=======================================================================

TAIWAN-0.49%

Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(b)                          1,126,015      2,247,137
=======================================================================

UNITED KINGDOM-7.13%

Aviva PLC (Multi-Line Insurance)(b)              336,685      5,307,773
-----------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)(b)          168,650      8,551,157
-----------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(b)    107,411      6,240,738
-----------------------------------------------------------------------
Tesco PLC (Food Retail)(b)                       506,648      5,153,196
-----------------------------------------------------------------------
WPP Group PLC (Advertising)(b)                   564,889      7,733,140
=======================================================================
                                                             32,986,004
=======================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $178,380,443)                  304,046,926
=======================================================================

DOMESTIC COMMON STOCKS-24.23%

AEROSPACE & DEFENSE-3.14%

General Dynamics Corp.                            86,510      7,868,949
-----------------------------------------------------------------------
Precision Castparts Corp.                         44,527      6,670,590
=======================================================================
                                                             14,539,539
=======================================================================

APPAREL RETAIL-0.65%

TJX Cos., Inc. (The)                             104,229      3,015,345
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.57%

Coach, Inc.(e)                                    71,862      2,627,275
=======================================================================

APPLICATION SOFTWARE-0.46%

Amdocs Ltd.(e)                                    61,591      2,118,730
=======================================================================

BIOTECHNOLOGY-1.28%

Gilead Sciences, Inc.(e)                         128,404      5,930,981
=======================================================================

COMMUNICATIONS EQUIPMENT-1.20%

Cisco Systems, Inc.(e)                           168,691      5,576,924
=======================================================================

COMPUTER HARDWARE-0.87%

Dell Inc.(e)                                     131,113      4,012,058
=======================================================================

CONSTRUCTION & ENGINEERING-1.08%

Foster Wheeler Ltd.(e)                            33,812      5,012,629
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

DEPARTMENT STORES-0.68%

JCPenney Co., Inc.                                55,827   $  3,139,710
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.77%

Equifax Inc.                                      93,079      3,583,541
=======================================================================

DIVERSIFIED METALS & MINING-0.27%

Titanium Metals Corp.(e)                          34,903      1,228,586
=======================================================================

EDUCATION SERVICES-1.17%

Apollo Group, Inc.-Class A(e)                     68,100      5,397,606
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.78%

Emerson Electric Co.                              68,970      3,605,062
=======================================================================

GENERAL MERCHANDISE STORES-0.69%

Family Dollar Stores, Inc.                       126,031      3,194,886
=======================================================================

INTEGRATED OIL & GAS-0.67%

Occidental Petroleum Corp.                        44,600      3,079,630
=======================================================================

INTERNET SOFTWARE & SERVICES-0.75%

eBay Inc.(e)                                      95,749      3,456,539
=======================================================================

INVESTMENT BANKING & BROKERAGE-1.48%

Goldman Sachs Group, Inc. (The)                   27,616      6,846,559
=======================================================================

MANAGED HEALTH CARE-0.83%

UnitedHealth Group Inc.                           78,225      3,844,759
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.44%

Grant Prideco, Inc.(e)                            55,581      2,732,362
-----------------------------------------------------------------------
National-Oilwell Varco Inc.(e)                    53,618      3,926,982
=======================================================================
                                                              6,659,344
=======================================================================

OIL & GAS REFINING & MARKETING-0.85%

Valero Energy Corp.                               56,079      3,949,644
=======================================================================

PERSONAL PRODUCTS-0.86%

Estee Lauder Cos. Inc. (The)-Class A              91,188      4,003,153
=======================================================================

PHARMACEUTICALS-1.36%

Merck & Co. Inc.                                 108,176      6,302,334
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.60%

CB Richard Ellis Group, Inc.-Class A(e)          113,947      2,778,028
=======================================================================

SYSTEMS SOFTWARE-1.78%

Microsoft Corp.                                   96,771      3,562,141
-----------------------------------------------------------------------
Oracle Corp.(e)                                  210,196      4,660,045
=======================================================================
                                                              8,222,186
=======================================================================
    Total Domestic Common Stocks (Cost
      $90,731,238)                                          112,125,048
=======================================================================

AIM Global Growth Fund

                                                SHARES        VALUE
-----------------------------------------------------------------------

FOREIGN PREFERRED STOCKS-5.54%

BRAZIL-0.96%

Companhia de Bebidas das Americas-Pfd.-ADR
  (Brewers)                                       54,177   $  4,426,803
=======================================================================

GERMANY-4.58%

Henkel KGaA-Pfd. (Household Products)(b)         153,539      7,862,931
-----------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile
  Manufacturers)(b)                                4,991     13,341,724
=======================================================================
                                                             21,204,655
=======================================================================
    Total Foreign Preferred Stocks (Cost
      $10,291,022)                                           25,631,458
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

MONEY MARKET FUNDS-4.30%

Liquid Assets Portfolio-Institutional
  Class(f)                                     9,938,470   $  9,938,470
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(f)       9,938,470      9,938,470
=======================================================================
    Total Money Market Funds (Cost
      $19,876,940)                                           19,876,940
=======================================================================
TOTAL INVESTMENTS-99.77% (Cost $299,279,643)                461,680,372
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.23%                           1,078,612
=======================================================================
NET ASSETS-100.00%                                         $462,758,984
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2007 was $297,119,629, which represented 64.21% of the Fund's Net Assets. See Note 1A.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2007 was $3,035,433, which represented 0.66% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Each unit represents one A bearer share in the company and one bearer share participation certificate in Richemont S.A.
(e) Non-income producing security.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS:

Investments, at value (Cost $279,402,703)      $ 441,803,432
------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $19,876,940)                              19,876,940
------------------------------------------------------------
Total investments (Cost $299,279,643)            461,680,372
------------------------------------------------------------
Foreign currencies, at value (Cost $949,256)         961,290
------------------------------------------------------------
Cash                                                   9,652
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,542,206
------------------------------------------------------------
  Fund shares sold                                   134,374
------------------------------------------------------------
  Dividends                                          590,029
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                63,944
------------------------------------------------------------
Other assets                                          24,253
============================================================
    Total assets                                 465,006,120
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              540,115
------------------------------------------------------------
  Fund shares reacquired                           1,054,337
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 112,260
------------------------------------------------------------
Accrued distribution fees                            164,424
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             1,738
------------------------------------------------------------
Accrued transfer agent fees                          233,921
------------------------------------------------------------
Accrued operating expenses                           140,341
============================================================
    Total liabilities                              2,247,136
============================================================
Net assets applicable to shares outstanding    $ 462,758,984
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 514,320,777
------------------------------------------------------------
Undistributed net investment income (loss)          (203,635)
------------------------------------------------------------
Undistributed net realized gain (loss)          (213,788,680)
------------------------------------------------------------
Unrealized appreciation                          162,430,522
============================================================
                                               $ 462,758,984
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $ 355,537,551
____________________________________________________________
============================================================
Class B                                        $  79,333,116
____________________________________________________________
============================================================
Class C                                        $  27,877,919
____________________________________________________________
============================================================
Institutional Class                            $      10,398
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           12,617,661
____________________________________________________________
============================================================
Class B                                            3,008,767
____________________________________________________________
============================================================
Class C                                            1,056,945
____________________________________________________________
============================================================
Institutional Class                                    368.9
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $       28.18
------------------------------------------------------------
  Offering price per share
    (Net asset value of $28.18 divided by
    94.50%)                                    $       29.82
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $       26.37
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $       26.38
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $       28.19
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Growth Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $843,927)      $ 7,878,664
-------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $346,219)                        1,088,407
=========================================================================
    Total investment income                                     8,967,071
=========================================================================

EXPENSES:

Advisory fees                                                   3,739,804
-------------------------------------------------------------------------
Administrative services fees                                      124,515
-------------------------------------------------------------------------
Custodian fees                                                    223,437
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         843,504
-------------------------------------------------------------------------
  Class B                                                         867,802
-------------------------------------------------------------------------
  Class C                                                         261,796
-------------------------------------------------------------------------
Transfer agent fees                                             1,548,597
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                    1
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          31,390
-------------------------------------------------------------------------
Other                                                             255,604
=========================================================================
    Total expenses                                              7,896,450
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                 (257,778)
=========================================================================
    Net expenses                                                7,638,672
=========================================================================
Net investment income                                           1,328,399
=========================================================================

REALIZED AND UNREALIZED GAIN FROM:

Net realized gain from:
  Investment securities (includes net gains from securities
    sold to affiliates of $344,180)                            64,376,897
-------------------------------------------------------------------------
  Foreign currencies                                              203,179
=========================================================================
                                                               64,580,076
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        26,295,382
-------------------------------------------------------------------------
  Foreign currencies                                               17,037
=========================================================================
                                                               26,312,419
=========================================================================
Net realized and unrealized gain                               90,892,495
=========================================================================
Net increase in net assets resulting from operations          $92,220,894
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,328,399    $    268,465
------------------------------------------------------------------------------------------
  Net realized gain                                             64,580,076      50,186,335
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                         26,312,419      31,391,028
==========================================================================================
    Net increase in net assets resulting from operations        92,220,894      81,845,828
==========================================================================================
  Distributions to shareholders from net investment
    income -- Class A                                           (1,365,758)     (1,936,684)
==========================================================================================
Share transactions-net:
  Class A                                                      (22,677,884)    (30,264,870)
------------------------------------------------------------------------------------------
  Class B                                                      (28,690,594)    (34,026,563)
------------------------------------------------------------------------------------------
  Class C                                                       (1,902,382)     (3,561,784)
------------------------------------------------------------------------------------------
  Institutional Class                                               10,000              --
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (53,260,860)    (67,853,217)
==========================================================================================
    Net increase in net assets                                  37,594,276      12,055,927
==========================================================================================

NET ASSETS:

  Beginning of year                                            425,164,708     413,108,781
==========================================================================================
  End of year (including undistributed net investment income
    of $(203,635) and $(593,935), respectively)               $462,758,984    $425,164,708
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Growth Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM Global Growth Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the

AIM Global Growth Fund

     relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.85%
-------------------------------------------------------------------
Over $1 billion                                               0.80%
 __________________________________________________________________
===================================================================


    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.80%
-------------------------------------------------------------------
Next $250 million                                             0.78%
-------------------------------------------------------------------
Next $500 million                                             0.76%
-------------------------------------------------------------------
Next $1.5 billion                                             0.74%
-------------------------------------------------------------------
Next $2.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.68%
-------------------------------------------------------------------
Over $10 billion                                              0.66%
 __________________________________________________________________
===================================================================


    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended October 31, 2007, AIM waived advisory fees of $186,587.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $910.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules impose a cap on the total sales charges, including

AIM Global Growth Fund

asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2007, ADI advised the Fund that it retained $68,704 in front-end sales commissions from the sale of Class A shares and $43, $42,894 and $600 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07         INCOME
--------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 8,342,502     $   65,880,951    $   (64,284,983)    $ 9,938,470     $  371,848
--------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class             8,342,502         65,880,951        (64,284,983)      9,938,470        370,340
==================================================================================================
  Subtotal        $16,685,004     $  131,761,902    $  (128,569,966)    $19,876,940     $  742,188
==================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07        INCOME*
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $28,377,970     $   29,912,354    $   (58,290,324)    $        --     $  214,855
--------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            20,347,646        955,093,209       (975,440,855)             --        131,364
==================================================================================================
  Subtotal        $48,725,616     $  985,005,563    $(1,033,731,179)    $        --     $  346,219
==================================================================================================
  Total
    Investments
    in
    Affiliates    $65,410,620     $1,116,767,465    $(1,162,301,145)    $19,876,940     $1,088,407
__________________________________________________________________________________________________
==================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2007, the Fund engaged in securities sales of $665,313, which resulted in net realized gains of $344,180, and securities purchases of $4,388,050.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended October 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $70,281.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the

AIM Global Growth Fund

Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2007, the Fund paid legal fees of $6,892 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At October 31, 2007, there were no securities out on loan. For the year ended October 31, 2007, the Fund received dividends on cash collateral investments of $346,219 for securities lending transactions during the period, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2007 and 2006 was as follows:

                                                                 2007          2006
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $1,365,758    $1,936,684
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2007, the components of net assets on a tax basis were as follows:

                                                                  2007
---------------------------------------------------------------------------
Undistributed ordinary income                                 $     720,661
---------------------------------------------------------------------------
Net unrealized appreciation -- investments                      161,543,063
---------------------------------------------------------------------------
Temporary book/tax differences                                      (93,190)
---------------------------------------------------------------------------
Capital Loss Carryover                                         (213,732,327)
---------------------------------------------------------------------------
Shares of beneficial interest                                   514,320,777
===========================================================================
Total net assets                                              $ 462,758,984
___________________________________________________________________________
===========================================================================

AIM Global Growth Fund


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the recognition of income on certain passive foreign investment companies. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $29,793.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation, retirement plan benefits, and passive foreign investment companies.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $64,200,869 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2007 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $101,368,450
-----------------------------------------------------------------------------
October 31, 2010                                                 101,042,257
-----------------------------------------------------------------------------
October 31, 2011                                                  11,321,620
=============================================================================
Total capital loss carryforward                                 $213,732,327
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2007 was $162,664,644 and $217,381,681, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $168,107,327
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (6,594,057)
==============================================================================
Net unrealized appreciation of investment securities             $161,513,270
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $300,167,102.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on October 31, 2007, undistributed net investment income was increased by $427,659, and undistributed net realized gain was decreased by $427,659. This reclassification had no effect on the net assets of the Fund.

AIM Global Growth Fund

NOTE 12--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A, Class B, Class C and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                    YEAR ENDED
                                                                 OCTOBER 31, 2007(A)             OCTOBER 31, 2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,492,884    $ 38,189,676       852,695    $ 18,221,986
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        318,141       7,617,739       340,221       6,833,268
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        179,687       4,375,879       239,434       4,855,978
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                             369          10,000            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         52,921       1,281,756        89,660       1,817,402
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        607,071      15,540,256       785,511      16,845,277
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (646,541)    (15,540,256)     (833,972)    (16,845,277)
======================================================================================================================
Reacquired:(c)
  Class A                                                     (3,047,532)    (77,689,572)   (3,156,593)    (67,149,535)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (866,955)    (20,768,077)   (1,197,180)    (24,014,554)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (262,395)     (6,278,261)     (420,536)     (8,417,762)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                              --              --            --              --
======================================================================================================================
                                                              (2,172,350)   $(53,260,860)   (3,300,760)   $(67,853,217)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 20% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)  Commencement date of Institutional Class shares was September 28, 2007.
(c) Net of redemption fees of $8,957 and $7,793 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2007 and 2006, respectively.

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending October 31, 2008 as required.

AIM Global Growth Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                          CLASS A
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------------------------
                                                            2007           2006           2005              2004           2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  22.94       $  19.02       $  16.65          $  14.91       $  12.66
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                0.12(a)        0.06(a)        0.08(a)(b)       (0.04)(a)      (0.08)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)      5.22           3.99           2.29              1.78           2.33
=================================================================================================================================
    Total from investment operations                          5.34           4.05           2.37              1.74           2.25
=================================================================================================================================
Less dividends from net investment income                    (0.10)         (0.13)            --                --             --
=================================================================================================================================
Redemption fees added to shares of beneficial interest        0.00           0.00           0.00              0.00             --
=================================================================================================================================
Net asset value, end of period                            $  28.18       $  22.94       $  19.02          $  16.65       $  14.91
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                              23.35%         21.39%         14.23%            11.67%         17.77%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $355,538       $310,028       $284,122          $286,068       $329,739
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              1.53%(d)       1.62%          1.77%             1.96%          2.04%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           1.57%(d)       1.68%          1.82%             1.97%          2.04%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      0.47%(d)       0.28%          0.44%(b)         (0.24)%        (0.58)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                         38%            42%            51%               56%            75%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.05 and 0.27%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $337,401,714.


                                                                                           CLASS B
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------------
                                                             2007          2006           2005              2004           2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 21.54       $ 17.87       $  15.76          $  14.18       $  12.09
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.07)(a)     (0.09)(a)      (0.04)(a)(b)      (0.11)(a)      (0.15)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)       4.90          3.76           2.15              1.69           2.24
=================================================================================================================================
    Total from investment operations                           4.83          3.67           2.11              1.58           2.09
=================================================================================================================================
Redemption fees added to shares of beneficial interest         0.00          0.00           0.00              0.00             --
=================================================================================================================================
Net asset value, end of period                              $ 26.37       $ 21.54       $  17.87          $  15.76       $  14.18
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                               22.42%        20.54%         13.39%            11.14%         17.29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $79,333       $90,571       $105,368          $139,061       $181,891
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               2.28%(d)      2.37%          2.43%             2.46%          2.54%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            2.32%(d)      2.43%          2.48%             2.47%          2.54%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.28)%(d)    (0.47)%        (0.22)%(b)        (0.74)%        (1.08)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          38%           42%            51%               56%            75%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.07) and (0.39)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $86,780,203.

AIM Global Growth Fund


                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2007          2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 21.55       $ 17.88    $ 15.77    $ 14.18    $ 12.10
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)(a)     (0.09)(a)   (0.04)(a)(b)   (0.11)(a)   (0.15)
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         4.90          3.76       2.15       1.70       2.23
====================================================================================================================
    Total from investment operations                             4.83          3.67       2.11       1.59       2.08
====================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00       0.00         --
====================================================================================================================
Net asset value, end of period                                $ 26.38       $ 21.55    $ 17.88    $ 15.77    $ 14.18
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                 22.41%        20.52%     13.38%     11.21%     17.19%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $27,878       $24,565    $23,619    $27,649    $32,844
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.28%(d)      2.37%      2.43%      2.46%      2.54%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.32%(d)      2.43%      2.48%      2.47%      2.54%
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.28)%(d)    (0.47)%    (0.22)%(b)   (0.74)%   (1.08)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            38%           42%        51%        56%        75%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.07) and (0.39)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $26,179,596.


                                                                INSTITUTIONAL
                                                                    CLASS
                                                              ------------------
                                                              SEPTEMBER 28, 2007
                                                              (COMMENCEMENT
                                                                DATE) TO
                                                              OCTOBER 31,
                                                                  2007
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $27.11
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.02(a)
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              1.06
================================================================================
    Total from investment operations                                  1.08
================================================================================
Redemption fees added to shares of beneficial interest                0.00
================================================================================
Net asset value, end of period                                      $28.19
________________________________________________________________________________
================================================================================
Total return(b)                                                       3.98%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   10
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:                              1.05%(c)
================================================================================
Ratio of net investment income to average net assets                  0.94%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(d)                                              38%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $10,181.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Global Growth Fund


NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by AIM who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of AIM and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

    At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Global Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM Global Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 19, 2007
Houston, Texas

AIM Global Growth Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
SHARE                      ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                       (05/01/07)        (10/31/07)(1)       PERIOD(2)        (10/31/07)         PERIOD(2)         RATIO
A                            $1,000.00          $1,069.00          $ 7.82           $1,017.64          $ 7.63            1.50%
B                             1,000.00           1,065.00           11.71            1,013.86           11.42            2.25
C                             1,000.00           1,065.00           11.71            1,013.86           11.42            2.25

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 10/31/07

AIM Global Growth Fund

                                             ==========================================
Institutional Class Shares                   AVERAGE ANNUAL TOTAL RETURNS                    A REDEMPTION FEE OF 2% WILL BE IMPOSED
                                             For periods ended 10/31/07                   ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
The following information has been                                                        THE FUND WITHIN 30 DAYS OF PURCHASE.
prepared to provide Institutional Class      10 Years                             6.66%   EXCEPTIONS TO THE REDEMPTION FEE ARE
shareholders with a performance overview      5 Years                            17.65    LISTED IN THE FUND'S PROSPECTUS.
specific to their holdings. Institutional     1 Year                             23.58
Class shares are offered exclusively to                                                      PLEASE NOTE THAT PAST PERFORMANCE IS
institutional investors, including defined   AVERAGE ANNUAL TOTAL RETURNS                 NOT INDICATIVE OF FUTURE RESULTS. MORE
contribution plans that meet certain         For periods ended 9/30/07, most recent       RECENT RETURNS MAY BE MORE OR LESS THAN
criteria.                                    calendar quarter-end                         THOSE SHOWN. ALL RETURNS ASSUME
                                                                                          REINVESTMENT OF DISTRIBUTIONS AT NAV.
                                             10 Years                             5.44%   INVESTMENT RETURN AND PRINCIPAL VALUE WILL
                                              5 Years                            18.05    FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
                                              1 Year                             22.03    MAY BE WORTH MORE OR LESS THAN THEIR
                                             ==========================================   ORIGINAL COST. SEE FULL REPORT FOR
                                                                                          INFORMATION ON COMPARATIVE BENCHMARKS.
                                             INSTITUTIONAL CLASS SHARES' INCEPTION DATE   PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             IS SEPTEMBER 28, 2007. RETURNS SINCE THAT    MORE INFORMATION. FOR THE MOST CURRENT
                                             DATE ARE HISTORICAL RETURNS. ALL OTHER       MONTH-END PERFORMANCE, PLEASE CALL
                                             RETURNS ARE BLENDED RETURNS OF HISTORICAL    800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                             INSTITUTIONAL CLASS SHARE PERFORMANCE AND
                                             RESTATED CLASS A SHARE PERFORMANCE (FOR
                                             PERIODS PRIOR TO THE INCEPTION DATE OF
                                             INSTITUTIONAL CLASS SHARES) AT NET ASSET
                                             VALUE (NAV) AND REFLECT THE HIGHER RULE
                                             12B-1 FEES APPLICABLE TO CLASS A SHARES.
                                             CLASS A SHARES' INCEPTION DATE IS
                                             SEPTEMBER 15, 1994.

                                                INSTITUTIONAL CLASS SHARES HAVE NO
                                             SALES CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. PERFORMANCE OF INSTITUTIONAL CLASS
                                             SHARES WILL DIFFER FROM PERFORMANCE OF
                                             OTHER SHARE CLASSES PRIMARILY DUE TO
                                             DIFFERING SALES CHARGES AND CLASS
                                             EXPENSES.

==========================================
NASDAQ SYMBOL                        GGAIX
==========================================

Over for information on your Fund's expenses.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMinvestments.com               GLG-INS-1              A I M Distributors, Inc.

                                                       [AIM INVESTMENTS LOGO]
                                                     -- REGISTERED TRADEMARK --

AIM Global Growth Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The actual ending account value and expenses in the below example are based on an investment of $1,000 invested on September 28, 2007 (commencement date) and held through October 31, 2007. The hypothetical ending account value and expenses in the below example are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during the period, September 28, 2007 (commencement date), through October 31, 2007. Because the actual ending account value and expense information in the example is not based upon a six month period, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                  HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE
                                                     ACTUAL                        EXPENSES)
                           BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES      ANNUALIZED
                         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING     EXPENSE
SHARE CLASS               (05/01/07)      (10/31/07)(1)     PERIOD(2)      (10/31/07)       PERIOD(3)       RATIO
Institutional              $1,000.00        $1,039.80         $1.00         $1,019.11         $5.35          1.05%

(1) The actual ending account value is based on the actual total return of the Fund for the period September 28, 2007 (commencement date), through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses over the six month period May 1, 2007, through October 31, 2007.
(2) Actual expenses are equal to the annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 34 (September 28, 2007 (commencement date), through October 31, 2007)/365. Because the share class has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized Expense Ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing the Institutional Class shares of the Fund and other funds because such data is based on a full six month period.

AIMinvestments.com     GLG-INS-1     A I M Distributors, Inc.

AIM Global Growth Fund

Approval of Investment Advisory Agreement

The Board of Trustees (the Board) of AIM      own recommendations regarding the           A. NATURE, EXTENT AND QUALITY OF
International Mutual Funds is required        performance, fees and expenses of the          SERVICES PROVIDED BY AIM
under the Investment Company Act of 1940 to   AIM Funds to the full Board. Moreover,
approve annually the renewal of the AIM       the Investments Committee considers each    The Board reviewed the advisory services
Global Growth Fund (the Fund) investment      Sub-Committee's recommendations in          provided to the Fund by AIM under the
advisory agreement with A I M Advisors,       making its annual recommendation to the     Fund's advisory agreement, the
Inc. (AIM). During contract renewal           Board whether to approve the continuance    performance of AIM in providing these
meetings held on June 25-27, 2007, the        of each AIM Fund's investment advisory      services, and the credentials and
Board as a whole and the disinterested or     agreement and sub-advisory agreement, if    experience of the officers and employees
"independent" Trustees, voting separately,    applicable (advisory agreements), for       of AIM who provide these services. The
approved the continuance of the Fund's        another year.                               Board's review of the qualifications of
investment advisory agreement for another                                                 AIM to provide these services included
year, effective July 1, 2007. In doing so,       The independent Trustees, as             the Board's consideration of AIM's
the Board determined that the Fund's          mentioned above, are assisted in their      portfolio and product review process,
advisory agreement is in the best interests   annual evaluation of the advisory           various back office support functions
of the Fund and its shareholders and that     agreements by the independent Senior        provided by AIM, and AIM's equity and
the compensation to AIM under the Fund's      Officer. One responsibility of the          fixed income trading operations. The
advisory agreement is fair and reasonable.    Senior Officer is to manage the process     Board concluded that the nature, extent
                                              by which the AIM Funds' proposed            and quality of the advisory services
   The independent Trustees met separately    management fees are negotiated during       provided to the Fund by AIM were
during their evaluation of the Fund's         the annual contract renewal process to      appropriate and that AIM currently is
investment advisory agreement with            ensure that they are negotiated in a        providing satisfactory advisory services
independent legal counsel from whom they      manner which is at arms' length and         in accordance with the terms of the
received independent legal advice, and the    reasonable. Accordingly, the Senior         Fund's advisory agreement. In addition,
independent Trustees also received            Officer must either supervise a             based on their ongoing meetings
assistance during their deliberations from    competitive bidding process or prepare      throughout the year with the Fund's
the independent Senior Officer, a full-time   an independent written evaluation. The      portfolio managers, the Board concluded
officer of the AIM Funds who reports          Senior Officer has recommended that an      that these individuals are competent and
directly to the independent Trustees. The     independent written evaluation be           able to continue to carry out their
following discussion more fully describes     provided and, upon the direction of the     responsibilities under the Fund's
the process employed by the Board to          Board, has prepared an independent          advisory agreement.
evaluate the performance of the AIM Funds     written evaluation.
(including the Fund) throughout the year                                                     In determining whether to continue
and, more specifically, during the annual        During the annual contract renewal       the Fund's advisory agreement, the Board
contract renewal meetings.                    process, the Board considered the           considered the prior relationship
                                              factors discussed below under the           between AIM and the Fund, as well as the
THE BOARD'S FUND EVALUATION PROCESS           heading "Factors and Conclusions and        Board's knowledge of AIM's operations,
                                              Summary of Independent Written Fee          and concluded that it was beneficial to
The Board's Investments Committee has         Evaluation" in evaluating the fairness      maintain the current relationship, in
established three Sub-Committees which are    and reasonableness of the Fund's            part, because of such knowledge. The
responsible for overseeing the management     advisory agreement at the contract          Board also considered the steps that AIM
of a number of the series portfolios of the   renewal meetings and at their meetings      and its affiliates have taken over the
AIM Funds. This Sub-Committee structure       throughout the year as part of their        last several years to improve the
permits the Trustees to focus on the          ongoing oversight of the Fund. The          quality and efficiency of the services
performance of the AIM Funds that have been   Fund's advisory agreement was considered    they provide to the Funds in the areas
assigned to them. The Sub-Committees meet     separately, although the Board also         of investment performance, product line
throughout the year to review the             considered the common interests of all      diversification, distribution, fund
performance of their assigned funds, and      of the AIM Funds in their deliberations.    operations, shareholder services and
the Sub-Committees review monthly and         The Board comprehensively considered all    compliance. The Board concluded that the
quarterly comparative performance             of the information provided to them and     quality and efficiency of the services
information and periodic asset flow data      did not identify any particular factor      AIM and its affiliates provide to the
for their assigned funds. These materials     that was controlling. Furthermore, each     AIM Funds in each of these areas have
are prepared under the direction and          Trustee may have evaluated the              generally improved, and support the
supervision of the independent Senior         information provided differently from       Board's approval of the continuance of
Officer. Over the course of each year, the    one another and attributed different        the Fund's advisory agreement.
Sub-Committees meet with portfolio managers   weight to the various factors. The
for their assigned funds and other members    Trustees recognized that the advisory       B. FUND PERFORMANCE
of management and review with these           arrangements and resulting advisory fees
individuals the performance, investment       for the Fund and the other AIM Funds are       The Board compared the Fund's
objective(s), policies, strategies and        the result of years of review and           performance during the past one, three
limitations of these funds.                   negotiation between the Trustees and        and five calendar years to the
                                              AIM, that the Trustees may focus to a       performance of funds in the Fund's
   In addition to their meetings throughout   greater extent on certain aspects of        Lipper peer group that are not managed
the year, the Sub-Committees meet at          these arrangements in some years than       by AIM, and against the performance of
designated contract renewal meetings each     others, and that the Trustees'              all funds in the Lipper Global Large-Cap
year to conduct an in-depth review of the     deliberations and conclusions in a          Growth Funds Index. The Board also
performance, fees and expenses of their       particular year may be based in part on     reviewed the methodology used by Lipper
assigned funds. During the contract renewal   their deliberations and conclusions of      to identify the Fund's peers. The Board
process, the Trustees receive comparative     these same arrangements throughout the      noted that the Fund's performance was
performance and fee data regarding all the    year and in prior years.                    above the median performance of its
AIM Funds prepared by an independent                                                      peers for the one year period, and
company, Lipper, Inc., under the direction    FACTORS AND CONCLUSIONS AND SUMMARY OF      comparable to such performance for the
and supervision of the independent Senior     INDEPENDENT WRITTEN FEE EVALUATION          three and five year periods. The Board
Officer who also prepares a separate                                                      noted that the Fund's performance was
analysis of this information for the          The discussion below serves as a summary    above the performance of the Index for
Trustees. Each Sub-Committee then makes       of the Senior Officer's independent         the one, three and five year periods.
recommendations to the Investments            written evaluation, as well as a            The Board also considered the steps AIM
Committee regarding the performance, fees     discussion of the material factors and      has taken over the last several years to
and expenses of their assigned funds. The     related conclusions that formed the         improve the quality and efficiency of
Investments Committee considers each          basis for the Board's approval of the       the services that AIM provides to the
Sub-Committee's recommendations and makes     Fund's advisory agreement. Unless           AIM Funds. The Board concluded that AIM
its                                           otherwise stated, information set forth     continues to be responsive to the
                                              below is as of June 27, 2007 and does       Board's focus on fund performance.
                                              not reflect any changes that may have       Although the independent written
                                              occurred since that date, including but     evaluation of the Fund's Senior Officer
                                              not limited to changes to the Fund's        (discussed below) only considered Fund
                                              performance, advisory fees, expense         performance through the most recent
                                              limitations and/or fee waivers.             calendar year, the Board

                                                                                                                        (continued)

AIM Global Growth Fund

also reviewed more recent Fund performance    E. PROFITABILITY AND FINANCIAL RESOURCES    used to pay for research and execution
and this review did not change their             OF AIM                                   services. The Board noted that soft
conclusions.                                                                              dollar arrangements shift the payment
                                              The Board reviewed information from AIM     obligation for the research and
C. ADVISORY FEES AND FEE WAIVERS              concerning the costs of the advisory and    executions services from AIM to the
                                              other services that AIM and its             funds and therefore may reduce AIM's
The Board compared the Fund's contractual     affiliates provide to the Fund and the      expenses. The Board also noted that
advisory fee rate to the contractual          profitability of AIM and its affiliates     research obtained through soft dollar
advisory fee rates of funds in the Fund's     in providing these services. The Board      arrangements may be used by AIM in
Lipper peer group that are not managed by     also reviewed information concerning the    making investment decisions for the Fund
AIM, at a common asset level and as of the    financial condition of AIM and its          and may therefore benefit Fund
end of the past calendar year. The Board      affiliates. The Board also reviewed with    shareholders. The Board concluded that
noted that the Fund's advisory fee rate was   AIM the methodology used to prepare the     AIM's soft dollar arrangements were
below the median advisory fee rate of its     profitability information. The Board        appropriate. The Board also concluded
peers. The Board also reviewed the            considered the overall profitability of     that, based on their review and
methodology used by Lipper and noted that     AIM, as well as the profitability of AIM    representations made by AIM, these
the contractual fee rates shown by Lipper     in connection with managing the Fund.       arrangements were consistent with
include any applicable long-term              The Board noted that AIM continues to       regulatory requirements.
contractual fee waivers. The Board noted      operate at a net profit, although
that AIM does not serve as an advisor to      increased expenses in recent years have        The Board considered the fact that
other mutual funds or other clients with      reduced the profitability of AIM and its    the Fund's uninvested cash and cash
investment strategies comparable to those     affiliates. The Board concluded that the    collateral from any securities lending
of the Fund.                                  Fund's advisory fees were fair and          arrangements may be invested in money
                                              reasonable, and that the level of           market funds advised by AIM pursuant to
   The Board noted that AIM has not           profits realized by AIM and its             procedures approved by the Board. The
proposed any advisory fee waivers or          affiliates from providing services to       Board noted that AIM will receive
expense limitations for the Fund. However,    the Fund was not excessive in light of      advisory fees from these affiliated
the Board also noted that AIM has             the nature, quality and extent of the       money market funds attributable to such
recommended that the Board approve an         services provided. The Board considered     investments, although AIM has
amendment to the Fund's contractual           whether AIM is financially sound and has    contractually agreed to waive the
advisory fee schedule that would implement    the resources necessary to perform its      advisory fees payable by the Fund with
the contractual advisory fee waiver that      obligations under the Fund's advisory       respect to its investment of uninvested
had been formerly committed to by AIM,        agreement, and concluded that AIM has       cash in these affiliated money market
which waiver provided for lower effective     the financial resources necessary to        funds through at least June 30, 2008.
fee rates at all asset levels than the        fulfill these obligations.                  The Board considered the contractual
Fund's current contractual advisory fee                                                   nature of this fee waiver and noted that
schedule. The Board noted that AIM's          F. INDEPENDENT WRITTEN EVALUATION OF THE    it remains in effect until at least June
recommendation was made in response to the       FUND'S SENIOR OFFICER                    30, 2008. The Board concluded that the
recommendation of the independent Senior                                                  Fund's investment of uninvested cash and
Officer that AIM consider whether the         The Board noted that, upon their            cash collateral from any securities
advisory fee waivers for certain equity AIM   direction, the Senior Officer of the        lending arrangements in the affiliated
Funds, including the Fund, should be          Fund, who is independent of AIM and         money market funds is in the best
simplified. The Board concluded that it       AIM's affiliates, had prepared an           interests of the Fund and its
would be appropriate to approve the           independent written evaluation to assist    shareholders.
proposed amendment to the Fund's              the Board in determining the
contractual advisory fee schedule and that    reasonableness of the proposed
it was not necessary at this time to          management fees of the AIM Funds,
discuss with AIM whether to implement any     including the Fund. The Board noted that
fee waivers or expense limitations for the    they had relied upon the Senior
Fund.                                         Officer's written evaluation instead of
                                              a competitive bidding process. In
   After taking account of the Fund's         determining whether to continue the
contractual advisory fee rate, as well as     Fund's advisory agreement, the Board
the comparative advisory fee information      considered the Senior Officer's written
discussed above, the Board concluded that     evaluation.
the Fund's advisory fees were fair and
reasonable.                                   G. COLLATERAL BENEFITS TO AIM AND ITS
                                                 AFFILIATES
D.ECONOMIES OF SCALE AND BREAKPOINTS
                                              The Board considered various other
The Board considered the extent to which      benefits received by AIM and its
there are economies of scale in AIM's         affiliates resulting from AIM's
provision of advisory services to the Fund.   relationship with the Fund, including
The Board also considered whether the Fund    the fees received by AIM and its
benefits from such economies of scale         affiliates for their provision of
through contractual breakpoints in the        administrative, transfer agency and
Fund's advisory fee schedule or through       distribution services to the Fund. The
advisory fee waivers or expense               Board considered the performance of AIM
limitations. The Board noted that the         and its affiliates in providing these
Fund's contractual advisory fee schedule      services and the organizational
currently does not include any breakpoints    structure employed by AIM and its
but that the amendment to the Fund's          affiliates to provide these services.
contractual advisory fee schedule discussed   The Board also considered that these
above provides for seven breakpoints. Based   services are provided to the Fund
on this information, the Board concluded      pursuant to written contracts which are
that the Fund's advisory fees will            reviewed and approved on an annual basis
appropriately reflect economies of scale      by the Board. The Board concluded that
upon the Board's approval of the amendment    AIM and its affiliates were providing
to the Fund's contractual advisory fee        these services in a satisfactory manner
schedule. The Board also noted that the       and in accordance with the terms of
Fund shares directly in economies of scale    their contracts, and were qualified to
through lower fees charged by third party     continue to provide these services to
service providers based on the combined       the Fund.
size of all of the AIM Funds and
affiliates.                                      The Board considered the benefits
                                              realized by AIM as a result of portfolio
                                              brokerage transactions executed through
                                              "soft dollar" arrangements. Under these
                                              arrangements, portfolio brokerage
                                              commissions paid by the Fund and/or other
                                              funds advised by AIM are

AIM Global Growth Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year -- end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Qualified Dividend Income*                              100.00%
         Corporate Dividends Received Deduction*                  88.55%

       * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

       NON-RESIDENT ALIEN SHAREHOLDERS

         Qualified Interest Income**                               4.91%

       ** The above percentage is based on income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2007, April 30, 2007, July 31, 2007 and October 31, 2007 were 76.57%, 76.85%, 75.71%, and 75.83%, respectively.

AIM Global Growth Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, INVESCO PLC
                                             (parent of AIM and a global investment
                                             management firm); Chairman, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director, Chairman, Chief
                                             Executive Officer and President, IVZ
                                             Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent) and 1371
                                             Preferred Inc. (holding company);
                                             Director, Chairman, Chief Executive
                                             Officer and President, A I M Management
                                             Group Inc. (financial services holding
                                             company) and A I M Capital Management,
                                             Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds
                                             Group, Inc. (registered investment
                                             advisor and register transfer agent) and
                                             AIM GP Canada Inc. (general partner for
                                             a limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Director and Chief Executive
                                             Officer, AIM Trimark Corporate Class
                                             Inc. (formerly AIM Trimark Global Fund
                                             Inc.) (corporate mutual fund company)
                                             and AIM Trimark Canada Fund Inc.
                                             (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       1992       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         2001       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company) (2 portfolios)
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2000       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          1997       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         1991       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (7
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      1998       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        1991       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         2001       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Global Growth Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, INVESCO PLC;  N/A
  Vice President                             and Vice President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, INVESCO PLC; Director, INVESCO
                                             Funds Group, Inc.; Director and
                                             Secretary, IVZ, Inc. and INVESCO Group
                                             Services, Inc.; Secretary, INVESCO North
                                             American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Director, Senior Vice           N/A
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Senior Vice
                                             President, A I M Distributors, Inc.;
                                             Director, General Counsel and Vice
                                             President, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc. and AIM Investment Services, Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--;
                                             Director and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of INVESCO's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, INVESCO
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), INVESCO
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), INVESCO Private Capital, Inc.
                                             (registered investment advisor) and
                                             INVESCO Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714


                            [EDELIVERY                              Fund holdings and proxy voting information
                           GO PAPERLESS
                   AIMINVESTMENTS.COM/EDELIVERY                     The Fund provides a complete list of its holdings four times in
                             GRAPHIC]                               each fiscal year,at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual
REGISTER FOR EDELIVERY                                              reports to shareholders. For the first and third quarters,the
                                                                    Fund files the lists with the Securities and Exchange
eDelivery is the process of receiving your fund and account         Commission (SEC) on Form N-Q. The most recent list of portfolio
information via e-mail. Once your quarterly statements,tax          holdings is available at AIMinvestments.com. From our home
forms,fund reports,and prospectuses are available,we will send      page,click on Products & Performance,then Mutual Funds,then
you an e-mail notification containing links to these documents.     Fund Overview. Select your Fund from the drop-down menu and
For security purposes,you will need to log in to your account to    click on Complete Quarterly Holdings. Shareholders can also
view your statements and tax forms.                                 look up the Fund's Forms N-Q on the SEC Web site at sec.gov.
                                                                    Copies of the Fund's Forms N-Q may be reviewed and copied at
WHY SIGN UP?                                                        the SEC Public Reference Room in Washington,D.C. You can obtain information on the operation of the Public Reference
Register for eDelivery to:                                          Room,including information about duplicating fee charges,by calling 202-942-8090 or 800-732-0330,or by electronic request
o  save your Fund the cost of printing and postage.                 at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.
o  reduce the amount of paper you receive.
                                                                    A description of the policies and procedures that the Fund uses
o  gain access to your documents faster by not waiting for the      to determine how to vote proxies relating to portfolio
   mail.                                                            securities is available without charge,upon request,from our
                                                                    Client Services department at 800-959-4246 or on the AIM Web
o  view your documents online anytime at your convenience.          site,AIMinvestments.com. On the home page,scroll down and click on Proxy Policy. The information is also available on the SEC
o  save the documents to your personal computer or print them out   Web site,sec.gov.
   for your records.
                                                                    Information regarding how the Fund voted proxies related to its
HOW DO I SIGN UP?                                                   portfolio securities during the 12 months ended June 30,2007, is available at our Web site. Go to AIMinvestments.com,access
It's easy. Just follow these simple steps:                          the About Us tab,click on Required Notices and then click on
                                                                    Proxy Voting Activity. Next,select the Fund from the drop-down
1. Log in to your account.                                          menu. The information is also available on the SEC Web
                                                                    site,sec.gov.
2. Click on the "Service Center" tab.
                                                                    If used after January 20, 2008, this report must be accompanied
3. Select "Register for eDelivery" and complete the consent         by a Fund fact sheet or by an AIM Quarterly Performance Review
   process.                                                         for the most recent quarter-end. Mutual funds and
                                                                    exchange-traded funds distributed by A I M Distributors, Inc.
This AIM service is provided by AIM Investment Services,Inc.
                                                                    GLG-AR-1    A I M Distributors,Inc.

                                                                                                            [AIM INVESTMENTS LOGO]
                                                                                                          -- REGISTERED TRADEMARK --

INTERNATIONAL/
GLOBAL EQUITY

                                AIM International Core Equity Fund
                                Annual Report to Shareholders - October 31, 2007

International/Global Blend

Table of Contents

Letters to Shareholders .........    2
Performance Summary .............    4
Management Discussion ...........    4
Long-term Fund Performance ......    6
Supplemental Information ........    8
Schedule of Investments .........    9
Financial Statements ............   12
Notes to Financial Statements ...   15
Financial Highlights ............   22
Auditor's Report ................   27
Fund Expenses ...................   28
Approval of Advisory Agreement ..   29             [COVER GLOBE IMAGE]
Tax Information .................   31
Trustees and Officers ...........   32

[AIM INVESTMENT SOLUTIONS]

         [GRAPHIC]   [GRAPHIC]
         [DOMESTIC     [FIXED
          EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]      [GRAPHIC]
      [SECTOR    [INTERNATIONAL/
      EQUITY]     GLOBAL EQUITY]

[AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

AIM International Core Equity Fund

                         Dear Shareholders of the AIM Family of Funds:

                         I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review and factors that affected its performance. The following pages contain important information that answers questions you may have about your investment.
        [TAYLOR
        PHOTO]              Despite notable volatility at points throughout the fiscal year ended October 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S.
                         Federal Reserve Board (the Fed) to reassure skittish markets, among other factors.
     Philip Taylor
                            At its September 18, 2007, meeting, the Fed cut the federal funds target rate for the first time since
                         June 2003.(1) The cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address investor concerns about a weak housing market generally and problems in the subprime mortgage market specifically. The Fed's action triggered an immediate and broad stock market rally. The Fed cut this key interest rate again on October 31, 2007.(1)

                            At AIM Investments --REGISTERED TRADEMARK--, we know that market conditions change--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                         o  Domestic, global and international equity funds

                         o  Taxable and tax-exempt fixed-income funds

                         o  Allocation portfolios, with risk/return characteristics to match your needs

                         o  AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares
                            --REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears

                            I encourage you to talk with your financial advisor if you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                         In conclusion

                         My colleague, Bob Graham, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instrumental in transforming AIM from a small investment management firm into one of America's most respected mutual fund companies--and, in 1997, into a global independent retail and institutional investment manager.

                            In May, with shareholder approval, AIM Investments' parent company changed its name from AMVESCAP PLC to
                         Invesco Ltd., uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                            We at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                         Sincerely,


                         /S/ PHILIP TAYLOR

                         Philip Taylor
                         President - AIM Funds
                         CEO, AIM Investments

                         December 17, 2007

                         Source: (1)U.S. Federal Reserve Board

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM International Core Equity Fund

                         Dear Fellow Shareholders:

                         In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM
                         Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards.
       [CROCKETT
        PHOTO]              Your Board welcomes two new members: Marty Flanagan, President and CEO of INVESCO, AIM's parent company, and Phil Taylor, who was named CEO of AIM Investments --REGISTERED TRADEMARK-- in April 2006. Robert
                         Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as vice chairman of the Board. We thank Bob for his many contributions and wish him a long and happy future.
   Bruce L. Crockett
                            Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous improvement. In general, as of October 31, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as I write this letter, the overall trend in fund management and performance has been positive.

                            The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn Kelley to Head of INVESCO's Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen's direction, AIM's cash management organization grew to one of the world's largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve
                         (as of October 31, 2007).

                            In other news, your Board took a more active role in preparing for "proxy season," the period when fund managers must vote the shares held by their funds "for" or "against" various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

                            In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and "say for pay." The AIM Funds voted against directors whom AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against "poison pill" and "take under" proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the "About Us" tab, then go to "Required Notices" and "Proxy
                         Voting Activity."

                            Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.

                            Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and
                         AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in
                         2005. For more information on this process, please visit AIMinvestments.com. Click on the "Products and
                         Performance" tab and go to "Investment Advisory Agreement Renewals."

                            Your Board's ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

                            1) How important is it to you to hear about your Board's decisions and activities in these letters?

                            2) What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

                            3) Would you prefer that communications from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

                            If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there.

                            We need to hear from you to do our best job, and I look forward to your responses.

                         Sincerely,


                         /S/ BRUCE L. CROCKETT

                         Bruce L. Crockett
                         Independent Chair
                         AIM Funds Board of Directors

                         December 17, 2007

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM International Core Equity Fund

Management's discussion of Fund performance                                        portfolio diversification. However,
                                                                                   individual holdings are selected based on
================================================================================   their own merits, not on projections of
PERFORMANCE SUMMARY                                                                country or sector performance.

For the fiscal year ended October 31,2007,AIM International Core Equity            Market conditions and your Fund
Fund,excluding applicable sales charges,underperformed the MSCI EAFE Index and
the Lipper International Large-Cap Core Funds Index.*                              International markets continued their
                                                                                   ongoing rally (now 5 years old) with
   Our focus on investing in what we believe are well-established large cap        particular strength in Europe, as positive
companies with superior financial attributes contributed to the Fund's             economic data and a strong currency drove
underperformance as heavily indebted companies outperformed and the larger cap     returns higher in the region. While all
companies that we favor lagged the broader market for the period.                  countries within the MSCI EAFE Index
                                                                                   finished the period in positive territory,
   Your Fund's long-term performance appears later in this report.                 Japan stood out as it significantly lagged.
                                                                                   Recent economic data pointed to a lack of
FUND VS. INDEXES                                                                   consumer and investor confidence, and
                                                                                   leading indicators suggested a recession is
Total returns,10/31/06-10/31/07,excluding applicable sales charges. If sales       not out of the question. The recent strength
charges were included,returns would be lower.                                      in the Yen also created headwinds for export
                                                                                   driven businesses, including many of Japan's
Class A Shares                                                        21.26%       largest companies. Emerging markets enjoyed
Class B Shares                                                        20.25        strong investor optimism as many local
Class C Shares                                                        20.36        markets posted very strong gains,
Class R Shares                                                        20.97        particularly China and India, as well as
Investor Class Shares                                                 21.29        commodity related companies within the asset
MSCI EAFE Index* (Broad Market/Style-Specific Index)                  24.91        class. While emerging markets are not
Lipper International Large-Cap Core Funds Indexo (Peer Group Index)   26.89        included within the MSCI EAFE Index, they
SOURCE: *LIPPER INC.                                                               are representative of the heightened
================================================================================   investor risk appetite of the past few
                                                                                   years, which has also included small cap and
How we invest                             price associated with the embedded       lower risk stocks.
                                          growth of the underlying business, in
The Fund invests primarily in the         addition to the prospect of valuation-      As always, the cornerstone of our strategy
stocks of larger cap foreign companies    based multiple expansion.                continued to be our security selection
with a record of stable earnings and                                               process. On an absolute basis, all industry
strong balance sheets. Our research          We strive to maintain a consistent    sectors had
efforts target a long time horizon that   investment discipline through varying
permits return potential from             market conditions and an appropriate
individual investments to be driven by    level of overall
a higher share                                                                                                        (continued)

=======================================   ======================================   =================================================

   PORTFOLIO COMPOSITION                  TOP 10 EQUITY HOLDINGS*                     TOTAL NET ASSETS
By sector                                  1. Vodafone Group PLC
Financials                         23.6%      (United Kingdom)               3.2%  Total Net Assets             $634.01 million
Consumer Discretionary             15.1    2. Aegon N.V. (Netherlands)       2.8
Consumer Staples                   11.1    3. BP PLC (United Kingdom)        2.7   Total Number of Holdings*                 97
Energy                             11.1    4. HSBC Holdings PLC-ADR
Industrials                         9.0       (United Kingdom)               2.7   The Fund's holdings are subject to change,
Information Technology              7.4    5. Novartis A.G. (Switzerland)    2.6   and there is no assurance that the Fund will
Materials                           7.3    6. Nokia Oyj (Finland)            2.5   continue to hold any particular security.
Health Care                         6.7    7. Telefonaktiebolaget LM               *Excluding money market fund holdings.
Telecommunication Services          5.5       Ericsson-Class B (Sweden)      2.3
Utilities                           0.1    8. FUJIFILM Holdings Corp.
                                              (Japan)                        2.3
Money Market Funds                         9. Heineken N.V. (Netherlands)    2.3
Plus Other Assets Less                    10. Hutchison Whampoa Ltd.
   Liabilities                      3.1       (Hong Kong)                    2.2

=======================================   ======================================   =================================================


AIM International Core Equity Fund

positive returns during the period. Our       ciation provided a boost to Fund                        Ingrid E. Baker
stock selection within the energy and         performance.                                  [BAKER    Chartered Financial
financials sectors of the market made the                                                   PHOTO]    Analyst,portfolio manager, is
largest contribution to the Fund's relative      The performance of international                     manager of AIM International
results. The largest contributor to overall   stocks over the last several years          Core Equity Fund. She began her investment
performance was Nokia, the world's largest    underscores the investment opportunities    career in 1990 and joined InvescoLtd.in
provider of mobile phone handsets. The        beyond U.S. borders. Over the past          1999. Ms. Baker graduated with a B.A. in
company reported solid gains in earnings      fiscal year, the Fund has experienced       international politics from Oberlin
and market share during the period, as well   strong double-digit returns. It would be    College and earned an M.B.A. in finance
as expanded their emerging market presence.   imprudent for us to suggest that such a     from the University of Navarra in Spain.
Vodafone, the British telecommunications      level of performance is sustainable over
services giant, also outperformed during      the long term. However, we remain                       W. Lindsay Davidson
the period following better than expected     committed to our disciplined strategy of     [LINDSAY   Portfolio manager,is
earnings and improving fundamentals.          selecting holdings based on the               PHOTO]    manager of AIM International
                                              strengths of the individual companies                   Core Equity Fund. He began his
   The Fund's underweight positions in        and holding our course through market       investment career in 1974 and has served
utilities and industrials hurt relative       fluctuations.                               as a portfolio manager with Invesco Ltd.
performance, as utilities and industrials                                                 and its affiliates since 1984. A native of
stocks within the MSCI EAFE Index performed      We welcome any new investors who         St. Andrews,Scotland,Mr. Davidson earned
well during the period. Our holdings in the   have joined the Fund during the             his degree in economics with honors from
materials, consumer discretionary and         reporting period, and to all of our         Edinburgh University.
health care sectors also detracted from       shareholders we would like to say thank
relative returns. In addition, our small      you for your continued investment in AIM                Michele T. Garren
cash position hurt the Fund's performance     International Core Equity Fund.              [GARREN    Chartered Financial
versus the MSCI EAFE Index in a rising                                                      PHOTO]    Analyst, portfolio manager, is
market environment.                           Source: (1)Lipper Inc.                                  manager of AIM  International
                                                                                          Core Equity Fund. She began her investment
   While only a few holdings declined         The views and opinions expressed in         career in 1987 and joined Invesco Ltd. in
during the period, Ericsson, the Swedish      management's discussion of Fund             1997. Ms. Garren graduated with a B.B.A.
telecom network provider, was among the       performance are those of A I M Advisors,    in finance from Southern Methodist
largest detractors from the Fund's overall    Inc. These views and opinions are           University and earned an M.B.A. in finance
performance after the company's announced     subject to change at any time based on      from New York University.
earnings and forecast disappointed            factors such as market and economic
investors.                                    conditions. These views and opinions may                Erik B. Granade
                                              not be relied upon as investment advice      [GRANADE   Chartered Financial
   From a geographical perspective, all       or recommendations, or as an offer for a      PHOTO]    Analyst,portfolio manager, is
international regions contributed             particular security. The information is                 manager of AIM International
positively to the absolute results of the     not a complete analysis of every aspect     Core Equity Fund. He began his investment
Fund during the period. The Fund's exposure   of any market, country, industry,           career in 1986 and has been a portfolio
to non-benchmark countries benefited          security or the Fund. Statements of fact    manager with Invesco Ltd. and its
relative returns as well. Holdings in         are from sources considered reliable,       affiliates since 1996. Mr. Granade earned
Canada as well as several emerging            but A I M Advisors, Inc. makes no           a B.A. in economics from Trinity College
economies provided returns in excess of the   representation or warranty as to their      in Hartford,Connecticut.
Fund's style-specific index, the MSCI EAFE    completeness or accuracy. Although
Index.(1) Conversely, the portfolio's         historical performance is no guarantee                  Kent A. Starke
underweight position in Australia hurt        of future results, these insights may        [STARKE    Portfolio manager, is
relative returns as this market benefited     help you understand our investment            PHOTO]    manager of AIM International
significantly from robust commodity related   management philosophy.                                  Core Equity Fund. He began his
stocks as well as currency strength.                                                      investment career in 1983 and joined
                                                   See important Fund and index           Invesco Ltd. in 1992. Mr. Starke has been
   Foreign exchange was another                    disclosures later in this report.      with the international equity product
contributor to Fund performance. Our                                                      since its inception. He earned a B.B.A.
exposure to the appreciating euro, compared                                               from the University of Georgia and an M.S.
with the U.S. dollar, added greater value                                                 in finance from Georgia State University.
to the Fund's overall return. As we do not
typically hedge currencies--we instead buy
stocks in their local currency and then
translate that value back into dollars for
the Fund--foreign currency appre-

AIM International Core Equity Fund

Your Fund's long-term performance

Past performance cannot guarantee                This chart, which is a logarithmic
comparable future results.                    chart, presents the fluctuations in the
                                              value of the Fund and its indexes. We
   The data shown in the chart include        believe that a logarithmic chart is more
reinvested distributions, Fund expenses and   effective than other types of charts in
management fees. Index results include        illustrating changes in value during the
reinvested dividends. Performance of an       early years shown in the chart. The
index of funds reflects fund expenses and     vertical axis, the one that indicates
management fees; performance of a market      the dollar value of an investment, is
index does not. Performance shown in the      constructed with each segment
chart and table(s) does not reflect           representing a percent change in the
deduction of taxes a shareholder would pay    value of the investment. In this chart,
on Fund distributions or sale of Fund         each segment represents a doubling, or
shares. Performance of the indexes does not   100% change, in the value of the
reflect the effects of taxes.                 investment. In other words, the space
                                              between $5,000 and $10,000 is the same
                                              size as the space between $10,000 and
                                              $20,000, and so on.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND DATA FROM 10/28/98, INDEX DATA FROM 10/31/98

                     AIM INTERNATIONAL                              LIPPER INTERNATIONAL
                     CORE EQUITY FUND                                  LARGE-CAP CORE
       DATE       -INVESTOR CLASS SHARES     MSCI EAFE INDEX(1)        FUNDS INDEX(1)

     10/28/98             $10000                                                              2/04     11492     11307     12554
        10/98              10020                   $10000                  $10000             3/04     11436     11370     12575
        11/98              10340                    10512                   10509             4/04     11220     11113     12183
        12/98              10650                    10927                   10790             5/04     11311     11151     12161
         1/99              10429                    10895                   10876             6/04     11696     11395     12325
         2/99              10109                    10635                   10578             7/04     11322     11025     11873
         3/99              10379                    11079                   10977             8/04     11356     11074     11971
         4/99              10589                    11528                   11495             9/04     11663     11363     12332
         5/99              10329                    10934                   11014            10/04     12083     11751     12703
         6/99              10680                    11361                   11557            11/04     12741     12553     13523
         7/99              10780                    11698                   11860            12/04     13251     13104     14097
         8/99              10850                    11741                   11945             1/05     12919     12864     13797
         9/99              10840                    11859                   11993             2/05     13537     13419     14422
        10/99              11199                    12303                   12428             3/05     13205     13082     14037
        11/99              11686                    12731                   13333             4/05     12920     12775     13713
        12/99              13146                    13873                   14993             5/05     12885     12781     13758
         1/00              12043                    12992                   14125             6/05     12988     12950     13914
         2/00              12486                    13342                   15065             7/05     13274     13347     14398
         3/00              12682                    13859                   15218             8/05     13594     13685     14854
         4/00              12002                    13130                   14298             9/05     14120     14294     15387
         5/00              11919                    12809                   14039            10/05     13766     13877     14944
         6/00              12620                    13310                   14700            11/05     14005     14216     15290
         7/00              12126                    12752                   14252            12/05     14616     14878     16049
         8/00              12424                    12862                   14441             1/06     15293     15791     17118
         9/00              11672                    12236                   13600             2/06     15305     15756     17013
        10/00              11497                    11947                   13213             3/06     15863     16275     17649
        11/00              11103                    11499                   12778             4/06     16647     17053     18475
        12/00              11555                    11908                   13318             5/06     16076     16391     17614
         1/01              11950                    11902                   13288             6/06     16028     16389     17559
         2/01              11239                    11009                   12430             7/06     16348     16552     17701
         3/01              10540                    10276                   11542             8/06     16752     17007     18195
         4/01              11273                    10990                   12271             9/06     16824     17033     18211
         5/01              11070                    10602                   11910            10/06     17359     17696     18895
         6/01              10686                    10168                   11529            11/06     17693     18224     19464
         7/01              10392                     9983                   11210            12/06     18191     18797     20078
         8/01              10200                     9730                   10982             1/07     18377     18924     20308
         9/01               9208                     8745                    9859             2/07     18340     19076     20244
        10/01               9228                     8969                   10073             3/07     18812     19563     20806
        11/01               9623                     9299                   10450             4/07     19494     20431     21572
        12/01               9668                     9354                   10610             5/07     19904     20790     22192
         1/02               9352                     8857                   10105             6/07     19954     20815     22239
         2/02               9566                     8920                   10275             7/07     19557     20509     21818
         3/02              10120                     9445                   10815             8/07     19557     20188     21659
         4/02              10391                     9464                   10836             9/07     20339     21268     22895
         5/02              10572                     9584                   10963            10/07     21050     22104     23976
         6/02              10154                     9203                   10571
         7/02               9092                     8294                    9477
         8/02               9160                     8275                    9492
         9/02               8054                     7387                    8488
        10/02               8303                     7784                    8992
        11/02               8720                     8137                    9399
        12/02               8529                     7863                    9066
         1/03               8156                     7535                    8652
         2/03               7930                     7362                    8438
         3/03               7783                     7218                    8255
         4/03               8461                     7925                    9024
         5/03               8913                     8405                    9548
         6/03               9026                     8608                    9758
         7/03               9218                     8817                    9996
         8/03               9388                     9030                   10240
         9/03               9523                     9308                   10437
        10/03               9998                     9888                   11040
        11/03              10311                    10108                   11248
        12/03              11106                    10898                   12031
         1/04              11220                    11052                   12277

====================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

AIM International Core Equity Fund

===========================================   =========================================

AVERAGE ANNUAL TOTAL RETURNS                  AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/07, including applicable          As of 9/30/07, the most recent calendar
sales charges                                 quarter-end, including applicable sales
                                              charges
CLASS A SHARES
Inception (3/28/02)                  12.64%   CLASS A SHARES
 5 Years                             18.97    Inception (3/28/02)                12.12%
 1 Year                              14.60     5 Years                           18.85
                                               1 Year                            14.14
CLASS B SHARES
Inception (3/28/02)                  13.01%   CLASS B SHARES
 5 Years                             19.35    Inception (3/28/02)                12.53%
 1 Year                              15.25     5 Years                           19.24
                                               1 Year                            14.96
CLASS C SHARES
Inception (2/14/00)                   6.17%   CLASS C SHARES
 5 Years                             19.53    Inception (2/14/00)                 5.77%
 1 Year                              19.36     5 Years                           19.39
                                               1 Year                            18.96
CLASS R SHARES
Inception (11/24/03)                 20.00%   CLASS R SHARES
 1 Year                              20.97    Inception (11/24/03)               19.41%
                                               1 Year                            20.52
INVESTOR CLASS SHARES
Inception (10/28/98)                  8.61%   INVESTOR CLASS SHARES
 5 Years                             20.46    Inception (10/28/98)                8.28%
 1 Year                              21.29     5 Years                           20.35
                                               1 Year                            20.87

===========================================   =========================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST       CLASS A SHARE PERFORMANCE REFLECTS THE      A REDEMPTION FEE OF 2% WILL BE IMPOSED
PERFORMANCE AND CANNOT GUARANTEE COMPARABLE   MAXIMUM 5.50% SALES CHARGE, AND CLASS B     ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
FUTURE RESULTS; CURRENT PERFORMANCE MAY BE    AND CLASS C SHARE PERFORMANCE REFLECTS      THE FUND WITHIN 30 DAYS OF PURCHASE.
LOWER OR HIGHER. PLEASE VISIT                 THE APPLICABLE CONTINGENT DEFERRED SALES    EXCEPTIONS TO THE REDEMPTION FEE ARE
AIMINVESTMENTS.COM FOR THE MOST RECENT        CHARGE (CDSC) FOR THE PERIOD INVOLVED.      LISTED IN THE FUND'S PROSPECTUS.
MONTH-END PERFORMANCE. PERFORMANCE FIGURES    THE CDSC ON CLASS B SHARES DECLINES FROM
REFLECT REINVESTED DISTRIBUTIONS, CHANGES     5% BEGINNING AT THE TIME OF PURCHASE TO
IN NET ASSET VALUE AND THE EFFECT OF THE      0% AT THE BEGINNING OF THE SEVENTH YEAR.
MAXIMUM SALES CHARGE UNLESS OTHERWISE         THE CDSC ON CLASS C SHARES IS 1% FOR THE
STATED. INVESTMENT RETURN AND PRINCIPAL       FIRST YEAR AFTER PURCHASE. CLASS R SHARES
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A   DO NOT HAVE A FRONT-END SALES CHARGE;
GAIN OR LOSS WHEN YOU SELL SHARES.            RETURNS SHOWN ARE AT NET ASSET VALUE AND
                                              DO NOT REFLECT A 0.75% CDSC THAT MAY BE
   THE TOTAL ANNUAL FUND OPERATING EXPENSE    IMPOSED ON A TOTAL REDEMPTION OF
RATIO SET FORTH IN THE MOST RECENT FUND       RETIREMENT PLAN ASSETS WITHIN THE FIRST
PROSPECTUS AS OF THE DATE OF THIS REPORT      YEAR. INVESTOR CLASS SHARES DO NOT HAVE A
FOR CLASS A, CLASS B, CLASS C, CLASS R AND    FRONT-END SALES CHARGE OR CDSC;
INVESTOR CLASS SHARES WAS 1.53% 2.28%,        THEREFORE, PERFORMANCE SHOWN IS AT NET
2.28%, 1.78%, AND 1.53%, RESPECTIVELY. THE    ASSET VALUE. THE PERFORMANCE OF THE
EXPENSE RATIOS PRESENTED ABOVE MAY VARY       FUND'S SHARE CLASSES WILL DIFFER            ==========================================
FROM THE EXPENSE RATIOS PRESENTED IN OTHER    PRIMARILY DUE TO DIFFERENT SALES CHARGE
SECTIONS OF THIS REPORT THAT ARE BASED ON     STRUCTURES AND CLASS EXPENSES.              FOR A DISCUSSION OF THE RISKS OF INVESTING
EXPENSES INCURRED DURING THE PERIOD COVERED                                               IN YOUR FUND AND INDEXES USED IN THIS
BY THIS REPORT.                                  HAD THE ADVISOR NOT WAIVED FEES AND/OR   REPORT, PLEASE TURN THE PAGE.
                                              REIMBURSED EXPENSES IN THE PAST,
                                              PERFORMANCE WOULD HAVE BEEN LOWER.          ==========================================

AIM International Core Equity Fund

AIM INTERNATIONAL CORE EQUITY FUND'S INVESTMENT OBJECTIVE IS TOTAL RETURN.

o Unless otherwise stated, information presented in this report is as of October 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                           About indexes used in this report           Other information

o Class B shares are not available as an      o The MSCI EAFE --REGISTERED TRADEMARK--    o The Chartered Financial Analyst
investment for retirement plans maintained    Index is a free float-adjusted market       --REGISTERED TRADEMARK-- (CFA --REGISTERED
pursuant to Section 401 of the Internal       capitalization index that is designed to    TRADEMARK--) designation is a globally
Revenue Code, including 401(k) plans, money   measure developed market equity             recognized standard for measuring the
purchase pension plans and profit sharing     performance, excluding the U.S. and         competence and integrity of investment
plans. Plans that had existing accounts       Canada.                                     professionals.
invested in Class B shares prior to
September 30, 2003, will continue to be       o The Lipper International Large-Cap Core   o The returns shown in the management's
allowed to make additional purchases.         Funds Index is an equally weighted          discussion of Fund performance are based
                                              representation of the largest funds in      on net asset values calculated for
o Class R shares are available only to        the Lipper International Large-Cap Core     shareholder transactions. Generally
certain retirement plans. Please see the      Funds category. These funds typically       accepted accounting principles require
prospectus for more information.              have an average price-to-cash flow ratio,   adjustments to be made to the net assets
                                              price-to-book ratio, and three-year         of the Fund at period end for financial
o Investor Class shares are closed to most    sales-per-share growth value, compared to   reporting purposes, and as such, the net
investors. For more information on who may    the S&P/Citigroup World ex-U.S. BMI.        asset values for shareholder transactions
continue to invest in Investor Class                                                      and the returns based on those net asset
shares, please see the prospectus.            o The Fund is not managed to track the      values may differ from the net asset
                                              performance of any particular index,        values and returns reported in the
Principal risks of investing in the Fund      including the indexes defined here, and     Financial Highlights.
                                              consequently, the performance of the Fund
o Investing in developing countries can add   may deviate significantly from the          o Industry classifications used in this
additional risk, such as high rates of        performance of the indexes.                 report are generally according to the
inflation or sharply devalued currencies                                                  Global Industry Classification Standard,
against the U.S. dollar. Transaction costs    o A direct investment cannot be made in     which was developed by and is the
are often higher, and there may be delays     an index. Unless otherwise indicated,       exclusive property and a service mark of
in settlement procedures.                     index results include reinvested            Morgan Stanley Capital International Inc.
                                              dividends, and they do not reflect sales    and Standard & Poor's.
o Prices of equity securities change in       charges. Performance of an index of funds
response to many factors including the        reflects fund expenses; performance of a
historical and prospective earnings of the    market index does not.
issuer, the value of its assets, general
economic conditions, interest rates,
investor perceptions and market liquidity.

o Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

=======================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     =========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      FUND NASDAQ SYMBOLS

=======================================================================================   Class A Shares                 IBVAX
                                                                                          Class B Shares                 IBVBX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Class C Shares                 IBVCX
                                                                                          Class R Shares                 IIBRX
AIMINVESTMENTS.COM                                                                        Investor Class Shares          IIBCX

                                                                                          =========================================

AIM International Core Equity Fund

SCHEDULE OF INVESTMENTS(a)

October 31, 2007


                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-96.68%

BRAZIL-1.23%

Companhia Energetica de Minas Gerais S.A.-ADR
  (Electric Utilities)(b)                          32,100   $    693,360
------------------------------------------------------------------------
Companhia Vale do Rio Doce-ADR (Diversified
  Metals & Mining)(b)                              51,000      1,921,680
------------------------------------------------------------------------
Empresa Brasileira de Aeronautica S.A.-ADR
  (Aerospace & Defense)(b)                         41,100      2,004,447
------------------------------------------------------------------------
Natura Cosmeticos S.A. (Personal Products)         99,500      1,195,748
------------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Integrated Oil
  & Gas)                                           20,700      1,979,541
========================================================================
                                                               7,794,776
========================================================================

CANADA-1.86%

Barrick Gold Corp. (Gold)(c)                      156,800      6,919,584
------------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration &
  Production)                                      70,100      4,905,515
========================================================================
                                                              11,825,099
========================================================================

CHINA-0.43%

China Life Insurance Co., Ltd.-ADR (Life &
  Health Insurance)(b)                              5,431        552,387
------------------------------------------------------------------------
CNOOC Ltd. (Oil & Gas Exploration &
  Production)(d)                                1,006,000      2,187,021
========================================================================
                                                               2,739,408
========================================================================

DENMARK-1.50%

Danske Bank A.S. (Diversified Banks)(b)(d)        214,400      9,480,377
========================================================================

EGYPT-0.12%

Orascom Telecom Holding S.A.E.-GDR (Wireless
  Telecommunication Services)(d)                   10,800        775,402
========================================================================

FINLAND-3.93%

Nokia Oyj (Communications Equipment)(d)           395,500     15,710,302
------------------------------------------------------------------------
UPM-Kymmene Oyj (Paper Products)(d)               409,700      9,198,853
========================================================================
                                                              24,909,155
========================================================================

FRANCE-7.53%

Credit Agricole S.A. (Diversified
  Banks)(b)(d)                                    226,560      8,989,437
------------------------------------------------------------------------
Publicis Groupe (Advertising)(b)(d)               125,400      5,108,966
------------------------------------------------------------------------
Sanofi-Aventis (Pharmaceuticals)(d)                99,800      8,781,907
------------------------------------------------------------------------
Societe Generale-ADR (Diversified
  Banks)(b)(c)                                    151,900      5,092,341
------------------------------------------------------------------------
Thomson (Consumer Electronics)(d)                 541,800      9,479,893
------------------------------------------------------------------------
    Total S.A.-ADR (Integrated Oil & Gas)         127,700     10,293,897
========================================================================
                                                              47,746,441
========================================================================

GERMANY-3.05%

BASF A.G. (Diversified Chemicals)                  63,600      8,799,327
------------------------------------------------------------------------

                                                 SHARES        VALUE
------------------------------------------------------------------------

GERMANY-(CONTINUED)

Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)(d)                               156,600   $ 10,510,397
========================================================================
                                                              19,309,724
========================================================================

HONG KONG-3.91%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(d)                    419,000      8,231,494
------------------------------------------------------------------------
China Resources Enterprise Ltd.
  (Distributors)(d)                               170,000        747,924
------------------------------------------------------------------------
Denway Motors Ltd. (Automobile
  Manufacturers)(d)                             2,222,000      1,566,002
------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)(d)                             1,131,100     14,254,464
========================================================================
                                                              24,799,884
========================================================================

INDIA-0.79%

Reliance Communications Ltd. (Wireless
  Telecommunication Services)(d)                   78,400      1,564,043
------------------------------------------------------------------------
Reliance Industries Ltd. (Oil & Gas Refining
  & Marketing)(c)(d)                               18,400      1,305,456
------------------------------------------------------------------------
State Bank of India-GDR (Diversified
  Banks)(b)(d)                                     17,400      2,169,773
========================================================================
                                                               5,039,272
========================================================================

INDONESIA-0.60%

PT Astra International Tbk (Automobile
  Manufacturers)(d)                               751,000      2,142,617
------------------------------------------------------------------------
PT Telekomunikasi Indonesia-Series B
  (Integrated Telecommunication Services)(d)    1,348,500      1,634,274
========================================================================
                                                               3,776,891
========================================================================

ISRAEL-0.44%

Makhteshim-Agan Industries Ltd. (Fertilizers
  & Agricultural Chemicals)(c)(d)                 163,000      1,570,948
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                27,300      1,201,473
========================================================================
                                                               2,772,421
========================================================================

ITALY-1.17%

Eni S.p.A-ADR (Integrated Oil & Gas)(b)           101,483      7,416,378
========================================================================

JAPAN-19.83%

Canon Inc. (Office Electronics)(d)                232,700     11,758,676
------------------------------------------------------------------------
East Japan Railway Co. (Railroads)(d)                 879      7,236,481
------------------------------------------------------------------------
FUJIFILM Holdings Corp. (Electronic Equipment
  Manufacturers)(d)                               304,600     14,555,564
------------------------------------------------------------------------
Mitsubishi UFJ Financial Group, Inc.
  (Diversified Banks)(d)                        1,182,700     11,782,264
------------------------------------------------------------------------
Nippon Telegraph and Telephone Corp.
  (Integrated Telecommunication Services)           1,155      5,286,545
------------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)(b)(d)          258,200      5,742,683
------------------------------------------------------------------------

AIM International Core Equity Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------
JAPAN-(CONTINUED)

Nomura Holdings, Inc. (Investment Banking &
  Brokerage)(d)                                   279,500   $  4,980,120
------------------------------------------------------------------------
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services)(b)(d)                                   4,029      5,839,456
------------------------------------------------------------------------
Seven & I Holdings Co., Ltd. (Food Retail)(d)     287,400      7,399,953
------------------------------------------------------------------------
Shin-Etsu Chemical Co., Ltd. (Specialty
  Chemicals)(d)                                    74,400      4,766,118
------------------------------------------------------------------------
SMC Corp. (Industrial Machinery)(d)                94,700     12,686,151
------------------------------------------------------------------------
Sony Corp.-ADR (Consumer Electronics)             257,150     12,718,639
------------------------------------------------------------------------
Sumitomo Chemical Co., Ltd. (Diversified
  Chemicals)(d)                                   816,000      7,237,589
------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(d)                            107,200      6,691,516
------------------------------------------------------------------------
Toyota Motor Corp. (Automobile
  Manufacturers)(d)                               123,600      7,061,446
========================================================================
                                                             125,743,201
========================================================================

MEXICO-0.49%

Cemex S.A.B. de C.V.-CPO (Construction
  Materials)(b)(c)(f)                             569,700      1,744,907
------------------------------------------------------------------------
Fomento Economico Mexicano, S.A.B. de
  C.V.-ADR (Soft Drinks)                           37,900      1,349,619
========================================================================
                                                               3,094,526
========================================================================

NETHERLANDS-10.39%

Aegon N.V. (Life & Health Insurance)(d)           859,200     17,816,529
------------------------------------------------------------------------
Heineken N.V. (Brewers)(d)                        204,900     14,370,113
------------------------------------------------------------------------
ING Groep N.V.-ADR (Other Diversified
  Financial Services)                             119,065      5,356,734
------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Consumer Electronics)     136,000      5,622,240
------------------------------------------------------------------------
TNT N.V. (Air Freight & Logistics)(d)             273,450     11,244,037
------------------------------------------------------------------------
Unilever N.V. (Packaged Foods & Meats)(b)(d)      352,251     11,474,429
========================================================================
                                                              65,884,082
========================================================================

NORWAY-1.07%

StatoilHydro A.S.A. (Integrated Oil & Gas)        201,000      6,802,449
========================================================================

RUSSIA-0.60%

Evraz Group S.A.-GDR, REGS (Steel) (Acquired
  03/28/07-08/20/07; Cost $984,472)(b)(d)(g)       28,900      2,188,701
------------------------------------------------------------------------
LUKOIL-ADR (Integrated Oil & Gas)(e)               17,700      1,601,850
========================================================================
                                                               3,790,551
========================================================================

SINGAPORE-0.14%

DBS Group Holdings Ltd. (Diversified
  Banks)(d)                                        55,000        859,243
========================================================================

SOUTH AFRICA-0.96%

Barloworld Ltd. (Industrial Conglomerates)(d)      43,200        842,842
------------------------------------------------------------------------
Massmart Holdings Ltd. (Hypermarkets & Super
  Centers)(d)                                     119,300      1,501,393
------------------------------------------------------------------------
Sasol Ltd. (Integrated Oil & Gas)(d)               29,700      1,536,556
------------------------------------------------------------------------

                                                 SHARES        VALUE
------------------------------------------------------------------------

SOUTH AFRICA-(CONTINUED)

Standard Bank Group Ltd. (Diversified
  Banks)(d)                                       119,783   $  2,176,457
========================================================================
                                                               6,057,248
========================================================================

SOUTH KOREA-1.73%

Daelim Industrial Co., Ltd. (Construction &
  Engineering)(d)                                  10,285      2,263,621
------------------------------------------------------------------------
Hyundai Motor Co. (Automobile
  Manufacturers)(d)                                24,500      1,945,269
------------------------------------------------------------------------
Kookmin Bank (Diversified Banks)(d)                13,800      1,137,802
------------------------------------------------------------------------
LG Electronics Inc. (Consumer Electronics)(d)       8,200        861,113
------------------------------------------------------------------------
Lotte Shopping Co., Ltd. (Department
  Stores)(d)                                        4,150      1,948,943
------------------------------------------------------------------------
POSCO (Steel)(d)                                    2,238      1,631,640
------------------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Semiconductors)(d)                               1,900      1,177,818
========================================================================
                                                              10,966,206
========================================================================

SPAIN-0.76%

Repsol YPF, S.A.-ADR (Integrated Oil &
  Gas)(b)                                         122,525      4,832,386
========================================================================

SWEDEN-3.65%

Nordea Bank A.B. (Diversified Banks)(d)           469,200      8,421,486
------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson-Class B
  (Communications Equipment)(d)                 4,906,300     14,739,253
========================================================================
                                                              23,160,739
========================================================================

SWITZERLAND-7.23%

Credit Suisse Group (Diversified Capital
  Markets)(d)                                     121,500      8,204,107
------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)(d)            22,526     10,414,547
------------------------------------------------------------------------
Novartis A.G. (Pharmaceuticals)(d)                305,700     16,289,157
------------------------------------------------------------------------
Zurich Financial Services A.G. (Multi-Line
  Insurance)(d)                                    36,100     10,911,066
========================================================================
                                                              45,818,877
========================================================================

TAIWAN-0.68%

AU Optronics Corp.-ADR (Electronic Equipment
  Manufacturers)(b)                                42,085        914,507
------------------------------------------------------------------------
Chinatrust Financial Holding Co. Ltd.
  (Diversified Banks)(c)(d)                     1,266,000        936,086
------------------------------------------------------------------------
High Tech Computer Corp. (Computer
  Hardware)(d)                                     35,000        726,885
------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.-
  ADR (Semiconductors)                            165,261      1,760,029
========================================================================
                                                               4,337,507
========================================================================

THAILAND-0.47%

PTT PCL (Integrated Oil & Gas)(d)                 239,300      2,979,470
========================================================================

TURKEY-0.15%

Turkiye Is Bankasi-Class C (Diversified
  Banks)(d)                                       137,800        948,136
========================================================================

UNITED KINGDOM-21.97%

BAE Systems PLC (Aerospace & Defense)(d)          641,900      6,668,244
------------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)                   1,349,600     17,536,365
------------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)(d)             532,900     12,215,237
------------------------------------------------------------------------
GlaxoSmithKline PLC (Pharmaceuticals)(d)          375,100      9,673,215
------------------------------------------------------------------------

AIM International Core Equity Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

HSBC Holdings PLC-ADR (Diversified Banks)(b)      171,900   $ 17,107,488
------------------------------------------------------------------------
Kingfisher PLC (Home Improvement Retail)(d)     1,892,900      7,785,862
------------------------------------------------------------------------
Lloyds TSB Group PLC (Diversified Banks)(d)       983,318     11,186,627
------------------------------------------------------------------------
Morrison (William) Supermarkets PLC (Food
  Retail)(d)                                    1,692,400     10,439,001
------------------------------------------------------------------------
Reed Elsevier PLC (Publishing)(d)                 625,200      8,198,806
------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Diversified
  Banks)(d)                                     1,081,200     11,663,927
------------------------------------------------------------------------
Royal Dutch Shell PLC-ADR (Integrated Oil &
  Gas)                                             77,150      6,751,396
------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)(d)                5,089,950     20,073,811
========================================================================
                                                             139,299,979
========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $459,014,214)                   612,959,828
========================================================================

PREFERRED STOCKS-0.21%

BRAZIL-0.21%

Banco Bradesco S.A., Pfd. (Diversified Banks)
  (Cost $761,039)                                  38,200      1,297,758
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


MONEY MARKET FUNDS-2.76%

Liquid Assets Portfolio-Institutional
  Class(h)                                      8,745,661   $  8,745,661
------------------------------------------------------------------------
Premier Portfolio-Institutional Class(h)        8,745,662      8,745,662
========================================================================
    Total Money Market Funds (Cost
      $17,491,323)                                            17,491,323
========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-99.65% (Cost
  $477,266,576)                                              631,748,909
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-7.41%

Liquid Assets Portfolio-Institutional Class
  (Cost $46,991,261)(h)(i)                     46,991,261     46,991,261
========================================================================
TOTAL INVESTMENTS-107.06% (Cost $524,257,837)                678,740,170
========================================================================
OTHER ASSETS LESS LIABILITIES-(7.06)%                        (44,732,542)
========================================================================
NET ASSETS-100.00%                                          $634,007,628
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
CPO   - Certificates of Ordinary Participation
Pfd.  - Preferred
GDR   - Global Depositary Receipt
REGS  - Regulation S

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) All or a portion of this security was out on loan at October 31, 2007.
(c) Non-income producing security.
(d) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2007 was $470,598,996, which represented 74.23% of the Fund's Net Assets. See Note 1A.
(e) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at October 31, 2007 was $6,694,191, which represented 1.06% of the Fund's Net Assets. See Note 1A.
(f) Each unit represents two Series A shares and one Series B share.
(g) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The value of this security at October 31, 2007 represented 0.35% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(i) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Core Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS:

Investments, at value (Cost $459,775,253)*     $614,257,586
-----------------------------------------------------------
Investments in affiliated money market funds
  (Cost $64,482,584)                             64,482,584
===========================================================
    Total investments (Cost $524,257,837)       678,740,170
===========================================================
Foreign currencies, at value (Cost $118,966)        119,807
-----------------------------------------------------------
Cash                                                384,902
-----------------------------------------------------------
Receivables for:
  Investments sold                                  885,825
-----------------------------------------------------------
  Fund shares sold                                1,152,103
-----------------------------------------------------------
  Dividends                                       1,553,128
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               56,489
-----------------------------------------------------------
Other assets                                         55,100
===========================================================
    Total assets                                682,947,524
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             937,115
-----------------------------------------------------------
  Fund shares reacquired                            340,394
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 80,169
-----------------------------------------------------------
  Collateral upon return of securities loaned    46,991,261
-----------------------------------------------------------
Accrued distribution fees                            98,808
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            2,153
-----------------------------------------------------------
Accrued transfer agent fees                          99,797
-----------------------------------------------------------
Accrued operating expenses                          390,199
===========================================================
    Total liabilities                            48,939,896
===========================================================
Net assets applicable to shares outstanding    $634,007,628
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $427,972,951
-----------------------------------------------------------
Undistributed net investment income               8,208,638
-----------------------------------------------------------
Undistributed net realized gain                  43,351,645
-----------------------------------------------------------
Unrealized appreciation                         154,474,394
===========================================================
                                               $634,007,628
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 96,960,591
___________________________________________________________
===========================================================
Class B                                        $ 32,591,981
___________________________________________________________
===========================================================
Class C                                        $ 50,234,361
___________________________________________________________
===========================================================
Class R                                        $  4,285,653
___________________________________________________________
===========================================================
Investor Class                                 $ 44,427,967
___________________________________________________________
===========================================================
Institutional Class                            $405,507,075
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           5,782,915
___________________________________________________________
===========================================================
Class B                                           1,965,334
___________________________________________________________
===========================================================
Class C                                           3,099,068
___________________________________________________________
===========================================================
Class R                                             256,371
___________________________________________________________
===========================================================
Investor Class                                    2,616,983
___________________________________________________________
===========================================================
Institutional Class                              24,007,252
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      16.77
-----------------------------------------------------------
  Offering price per share
    (Net asset value of $16.77 divided by
    94.50%)                                    $      17.75
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      16.58
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      16.21
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      16.72
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
    share                                      $      16.98
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      16.89
___________________________________________________________
===========================================================

* At October 31, 2007, securities with an aggregate value of $48,026,992 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Core Equity Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $1,323,489)    $ 14,134,082
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $377,478)                         1,203,528
==========================================================================
    Total investment income                                     15,337,610
==========================================================================

EXPENSES:

Advisory fees                                                    3,974,963
--------------------------------------------------------------------------
Administrative services fees                                       172,960
--------------------------------------------------------------------------
Custodian fees                                                     203,688
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          260,666
--------------------------------------------------------------------------
  Class B                                                          320,299
--------------------------------------------------------------------------
  Class C                                                          458,163
--------------------------------------------------------------------------
  Class R                                                           19,297
--------------------------------------------------------------------------
  Investor Class                                                   110,979
--------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Investor                     655,663
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                                 4,575
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           33,873
--------------------------------------------------------------------------
Other                                                              291,577
==========================================================================
    Total expenses                                               6,506,703
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                   (44,089)
==========================================================================
    Net expenses                                                 6,462,614
==========================================================================
Net investment income                                            8,874,996
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                         48,332,989
--------------------------------------------------------------------------
  Foreign currencies                                              (195,137)
==========================================================================
                                                                48,137,852
==========================================================================
Change in net unrealized appreciation of:
  Investment securities (net of estimated tax on foreign
    investments of $2,516,673) -- Note 1J)                      46,535,766
--------------------------------------------------------------------------
  Foreign currencies                                                14,239
==========================================================================
                                                                46,550,005
==========================================================================
Net realized and unrealized gain                                94,687,857
==========================================================================
Net increase in net assets resulting from operations          $103,562,853
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Core Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2007 and 2006

                                                              OCTOBER 31,     OCTOBER 31,
                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 8,874,996     $  6,938,191
------------------------------------------------------------------------------------------
  Net realized gain                                            48,137,852       16,137,747
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                        46,550,005       56,765,026
==========================================================================================
    Net increase in net assets resulting from operations      103,562,853       79,840,964
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (1,798,478)        (731,123)
------------------------------------------------------------------------------------------
  Class B                                                        (254,290)         (35,039)
------------------------------------------------------------------------------------------
  Class C                                                        (355,963)         (49,960)
------------------------------------------------------------------------------------------
  Class R                                                         (47,445)         (16,148)
------------------------------------------------------------------------------------------
  Investor Class                                                 (650,769)        (374,945)
------------------------------------------------------------------------------------------
  Institutional Class                                          (4,195,321)      (1,065,839)
==========================================================================================
    Total distributions from net investment income             (7,302,266)      (2,273,054)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (3,441,389)      (2,971,061)
------------------------------------------------------------------------------------------
  Class B                                                        (918,917)        (925,031)
------------------------------------------------------------------------------------------
  Class C                                                      (1,286,326)      (1,298,901)
------------------------------------------------------------------------------------------
  Class R                                                        (107,574)         (86,696)
------------------------------------------------------------------------------------------
  Investor Class                                               (1,245,248)      (1,442,500)
------------------------------------------------------------------------------------------
  Institutional Class                                          (5,950,013)      (2,602,060)
==========================================================================================
    Total distributions from net realized gains               (12,949,467)      (9,326,249)
==========================================================================================
    Decrease in net assets resulting from distributions       (20,251,733)     (11,599,303)
==========================================================================================
Share transactions-net:
  Class A                                                     (36,808,747)       9,027,954
------------------------------------------------------------------------------------------
  Class B                                                      (3,979,276)      (2,838,085)
------------------------------------------------------------------------------------------
  Class C                                                         483,898       (3,200,313)
------------------------------------------------------------------------------------------
  Class R                                                         136,060          327,397
------------------------------------------------------------------------------------------
  Investor Class                                               (6,878,996)     (11,306,234)
------------------------------------------------------------------------------------------
  Institutional Class                                         161,884,459       96,065,128
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                             114,837,398       88,075,847
==========================================================================================
    Net increase in net assets                                198,148,518      156,317,508
==========================================================================================

NET ASSETS:

  Beginning of year                                           435,859,110      279,541,602
==========================================================================================
  End of year (including undistributed net investment income
    of $8,208,638 and $6,836,461, respectively)               $634,007,628    $435,859,110
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Core Equity Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Core Equity Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is total return.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM International Core Equity Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

AIM International Core Equity Fund


       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                            0.75%
--------------------------------------------------------------------
Next $500 million                                             0.65%
--------------------------------------------------------------------
Next $1 billion                                               0.55%
--------------------------------------------------------------------
Next $2 billion                                               0.45%
--------------------------------------------------------------------
Next $4 billion                                               0.40%
--------------------------------------------------------------------
Next $6 billion                                               0.375%
--------------------------------------------------------------------
Over $8 billion                                               0.35%
 ___________________________________________________________________
====================================================================


    Under the terms of a master sub-advisory agreement between AIM and Invesco Asset Management Limited, AIM pays Invesco Asset Management Limited 40% of the amount of AIM's compensation on the sub-advised assets.

    Effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended October 31, 2007, AIM waived advisory fees of $9,279.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $605.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

AIM International Core Equity Fund


    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2007, ADI advised the Fund that it retained $31,506 in front-end sales commissions from the sale of Class A shares and $3, $14,919, $2,913 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS, IGAM and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in an affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 9,805,775      $ 64,395,810      $ (65,455,924)     $ 8,745,661     $413,856
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class             9,805,776        64,395,810        (65,455,924)       8,745,662      412,194
=================================================================================================
    Subtotal      $19,611,551      $128,791,620      $(130,911,848)     $17,491,323     $826,050
=================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07        INCOME*
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $        --      $190,304,704      $(143,313,443)     $46,991,261     $   60,748
--------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            42,344,459       292,044,927       (334,389,386)              --        316,730
==================================================================================================
  Subtotal        $42,344,459      $482,349,631      $(477,702,829)     $46,991,261     $  377,478
==================================================================================================
  Total
    Investments
    in
    Affiliates    $61,956,010      $611,141,251      $(608,614,677)     $64,482,584     $1,203,528
__________________________________________________________________________________________________
==================================================================================================

* Net of compensation to counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended October 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $34,205.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2007, the Fund paid legal fees of $7,020 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM International Core Equity Fund

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At October 31, 2007, securities with an aggregate value of $48,026,992 were on loan to brokers. The loans were secured by cash collateral of $46,991,261 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2007, the Fund received dividends on cash collateral investments of $377,478 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2007 and 2006 was as follows:

                                                                 2007           2006
----------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $ 7,302,266    $ 2,273,053
----------------------------------------------------------------------------------------
  Long-term capital gain                                       12,949,467      9,326,249
========================================================================================
    Total distributions                                       $20,251,733    $11,599,302
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $ 13,453,587
----------------------------------------------------------------------------
Undistributed long-term gain                                      41,747,467
----------------------------------------------------------------------------
Net unrealized appreciation-investments                          150,892,626
----------------------------------------------------------------------------
Temporary book/tax differences                                       (59,003)
----------------------------------------------------------------------------
Shares of beneficial interest                                    427,972,951
============================================================================
  Total net assets                                              $634,007,628
____________________________________________________________________________
============================================================================

AIM International Core Equity Fund


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and corporate actions. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(7,939).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of October 31, 2007.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2007 was $217,579,991 and $126,022,830, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $161,621,214
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (10,720,649)
==============================================================================
Net unrealized appreciation of investment securities             $150,900,565
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $527,839,605.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain tax reclassification on October 31, 2007, undistributed net investment income was decreased by $200,553 and undistributed net realized gain was increased by $200,553. This reclassification had no effect on the net assets of the Fund.

AIM International Core Equity Fund

NOTE 11--SHARE INFORMATION

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors.

    Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED
                                                              --------------------------------------------------------
                                                                 OCTOBER 31, 2007(A)             OCTOBER 31, 2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,666,371    $ 25,586,988     2,476,080    $ 32,810,606
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        417,879       6,375,636       530,328       6,955,718
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        609,993       9,091,270       515,105       6,479,610
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         90,603       1,370,606        89,852       1,172,231
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                 503,651       7,714,028       909,006      12,172,868
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         10,754,022     164,159,007     8,082,609     107,556,717
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        347,103       5,005,221       288,276       3,493,900
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         76,591       1,099,843        75,293         909,546
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        104,895       1,471,676       103,472       1,223,041
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         10,757         155,018         8,484         102,828
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                 127,008       1,854,317       142,263       1,745,569
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            701,614      10,145,334       301,885       3,667,899
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        240,372       3,684,068       210,167       2,787,360
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (242,298)     (3,684,068)     (211,697)     (2,787,360)
======================================================================================================================
Reacquired:(b)
  Class A                                                     (4,707,002)    (71,085,024)   (2,305,587)    (30,063,912)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (512,615)     (7,770,687)     (609,499)     (7,915,989)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (683,859)    (10,079,048)     (851,815)    (10,902,964)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (92,184)     (1,389,564)      (71,945)       (947,662)
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                              (1,070,467)    (16,447,341)   (1,897,509)    (25,224,671)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (785,070)    (12,419,882)   (1,147,534)    (15,159,488)
======================================================================================================================
                                                               7,557,364    $114,837,398     6,637,234    $ 88,075,847
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 6% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.

     In addition, 60% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by AIM.

(b) Net of redemption fees of $10,733 and $12,975 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2007 and 2006, respectively.

AIM International Core Equity Fund

NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending October 31, 2008 as required.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                               2007           2006       2005       2004          2003
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.44       $  11.90    $ 10.52    $  8.74       $ 7.31
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.22           0.25       0.14       0.09         0.07
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.75           2.77       1.32       1.72         1.39
=======================================================================================================================
    Total from investment operations                             2.97           3.02       1.46       1.81         1.46
=======================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.22)         (0.10)     (0.08)     (0.03)       (0.03)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.42)         (0.38)        --         --           --
=======================================================================================================================
    Total distributions                                         (0.64)         (0.48)     (0.08)     (0.03)       (0.03)
=======================================================================================================================
Redemption fees added to shares of beneficial interest           0.00           0.00       0.00       0.00         0.00
=======================================================================================================================
Net asset value, end of period                                $ 16.77       $  14.44    $ 11.90    $ 10.52       $ 8.74
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 21.26%         26.12%     13.89%     20.78%       19.96%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $96,961       $118,943    $90,022    $60,603       $2,033
=======================================================================================================================
Ratio of expenses to average net assets                          1.41%(c)       1.52%      1.56%      1.84%(d)     1.87%
=======================================================================================================================
Ratio of net investment income to average net assets             1.46%(c)       1.88%      1.20%      0.94%        0.91%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                            27%            21%        21%        69%          51%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $104,266,532.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.86% for the year ended October 31, 2004.

AIM International Core Equity Fund

                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                               2007          2006       2005       2004          2003
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.30       $ 11.79    $ 10.43    $  8.72       $  7.31
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.11          0.14       0.06       0.02          0.00
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.71          2.76       1.31       1.71          1.43
=======================================================================================================================
    Total from investment operations                             2.82          2.90       1.37       1.73          1.43
=======================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.12)        (0.01)     (0.01)     (0.02)        (0.02)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.42)        (0.38)        --         --            --
=======================================================================================================================
    Total distributions                                         (0.54)        (0.39)     (0.01)     (0.02)        (0.02)
=======================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00       0.00          0.00
=======================================================================================================================
Net asset value, end of period                                $ 16.58       $ 14.30    $ 11.79    $ 10.43       $  8.72
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 20.25%        25.28%     13.11%     19.92%        19.50%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $32,592       $31,818    $28,785    $23,812       $   573
=======================================================================================================================
Ratio of expenses to average net assets:                         2.16%(c)      2.27%      2.25%      2.53%(d)      2.75%(d)
=======================================================================================================================
Ratio of net investment income to average net assets             0.71%(c)      1.13%      0.51%      0.25%         0.03%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                            27%           21%        21%        69%           51%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $32,029,932.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.57% and 4.13% for the years ended October 31, 2004 and October 31, 2003, respectively.

AIM International Core Equity Fund

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                               2007          2006       2005       2004          2003
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.98       $ 11.54    $ 10.22    $  8.53       $ 7.16
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.11          0.14       0.06       0.04         0.00
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.66          2.69       1.28       1.67         1.37
======================================================================================================================
    Total from investment operations                             2.77          2.83       1.34       1.71         1.37
======================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.12)        (0.01)     (0.02)     (0.02)          --
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.42)        (0.38)        --         --           --
======================================================================================================================
    Total distributions                                         (0.54)        (0.39)     (0.02)     (0.02)          --
======================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00       0.00         0.00
======================================================================================================================
Net asset value, end of period                                $ 16.21       $ 13.98    $ 11.54    $ 10.22       $ 8.53
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 20.36%        25.22%     13.11%     20.13%       19.13%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $50,234       $42,906    $38,108    $36,490       $2,608
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.16%(c)      2.27%      2.25%      2.41%        2.75%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.16%(c)      2.27%      2.25%      2.46%        4.14%
======================================================================================================================
Ratio of net investment income to average net assets             0.71%(c)      1.13%      0.51%      0.37%        0.03%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            27%           21%        21%        69%          51%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $45,816,282

                                                                                   CLASS R
                                                              --------------------------------------------------
                                                                                               NOVEMBER 24, 2003
                                                                                                 (COMMENCEMENT
                                                                 YEAR ENDED OCTOBER 31,            DATE) TO
                                                              -----------------------------       OCTOBER 31,
                                                               2007         2006      2005           2004
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $14.40       $11.87    $10.51         $  8.90
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.18         0.21      0.12            0.08
----------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        2.74         2.77      1.31            1.56
================================================================================================================
    Total from investment operations                            2.92         2.98      1.43            1.64
================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.18)       (0.07)    (0.07)          (0.03)
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.42)       (0.38)       --              --
================================================================================================================
    Total distributions                                        (0.60)       (0.45)    (0.07)          (0.03)
================================================================================================================
Redemption fees added to shares of beneficial interest          0.00         0.00      0.00            0.00
================================================================================================================
Net asset value, end of period                                $16.72       $14.40    $11.87         $ 10.51
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                20.97%       25.86%    13.64%          18.49%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,286       $3,560    $2,622         $ 2,118
================================================================================================================
Ratio of expenses to average net assets                         1.66%(c)     1.77%     1.75%           1.91%(d)(e)
================================================================================================================
Ratio of net investment income to average net assets            1.21%(c)     1.63%     1.01%           0.87%(d)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate(f)                                        27%          21%       21%             69%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $3,859,343.
(d)  Annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.93% (annualized) for the period ended October 31, 2004.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Core Equity Fund

                                                                                   INVESTOR CLASS
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                               2007          2006       2005       2004          2003
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.61       $ 12.04    $ 10.64    $  8.83       $  7.35
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.23          0.25       0.15       0.09          0.06
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.78          2.80       1.33       1.75          1.44
=======================================================================================================================
    Total from investment operations                             3.01          3.05       1.48       1.84          1.50
=======================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.22)        (0.10)     (0.08)     (0.03)        (0.02)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.42)        (0.38)        --         --            --
=======================================================================================================================
    Total distributions                                         (0.64)        (0.48)     (0.08)     (0.03)        (0.02)
=======================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00       0.00          0.00
=======================================================================================================================
Net asset value, end of period                                $ 16.98       $ 14.61    $ 12.04    $ 10.64       $  8.83
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 21.29%        26.11%     13.92%     20.84%        20.42%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $44,428       $44,674    $46,988    $44,345       $46,920
=======================================================================================================================
Ratio of expenses to average net assets                          1.41%(c)      1.52%      1.50%      1.84%(d)      2.00%(d)
=======================================================================================================================
Ratio of net investment income to average net assets             1.46%(c)      1.88%      1.26%      0.94%         0.78%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                            27%           21%        21%        69%           51%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)  Ratio are based on average daily net assets of $44,391,679
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.89% and 2.26% for the years ended October 31, 2004 and October 31, 2003, respectively.

                                                                              INSTITUTIONAL CLASS
                                                              ----------------------------------------------------
                                                                                                    APRIL 30, 2004
                                                                                                    (COMMENCEMENT
                                                                    YEAR ENDED OCTOBER 31,             DATE) TO
                                                              ----------------------------------     OCTOBER 31,
                                                                2007           2006       2005           2004
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.54       $  11.97    $ 10.56       $  9.78
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.31           0.33       0.21          0.09
------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          2.75           2.78       1.32          0.69
==================================================================================================================
    Total from investment operations                              3.06           3.11       1.53          0.78
==================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.29)         (0.16)     (0.12)           --
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.42)         (0.38)        --            --
==================================================================================================================
    Total distributions                                          (0.71)         (0.54)     (0.12)           --
==================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00       0.00          0.00
==================================================================================================================
Net asset value, end of period                                $  16.89       $  14.54    $ 11.97       $ 10.56
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                  21.89%         26.86%     14.53%         7.97%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $405,507       $193,959    $73,018       $16,421
==================================================================================================================
Ratio of expenses to average net assets                           0.88%(c)       0.95%      0.98%         1.07%(d)
==================================================================================================================
Ratio of net investment income to average net assets              1.99%(c)       2.45%      1.78%         1.71%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(e)                                          27%            21%        21%           69%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns of shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $304,245,877.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Core Equity Fund


NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by AIM who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of AIM and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

    At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM International Core Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM International Core Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Core Equity Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 19, 2007
Houston, Texas

AIM International Core Equity Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
SHARE                      ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                        (5/1/07)         (10/31/07)(1)       PERIOD(2)        (10/31/07)         PERIOD(2)         RATIO
  A                          $1,000.00          $1,079.90          $ 7.44           $1,018.05          $ 7.22            1.42%
  B                           1,000.00           1,075.20           11.35            1,014.27           11.02            2.17
  C                           1,000.00           1,075.60           11.35            1,014.27           11.02            2.17
  R                           1,000.00           1,078.70            8.75            1,016.79            8.49            1.67
Investor                      1,000.00           1,080.10            7.45            1,018.05            7.22            1.42

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 10/31/07

AIM International Core Equity Fund
                                             ==========================================
Institutional Class Shares                   AVERAGE ANNUAL TOTAL RETURNS                    PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 10/31/07                   NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                        RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception (4/30/04)                 20.32%   THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview        1 Year                           21.89    REINVESTMENT OF DISTRIBUTIONS AT NAV.
specific to their holdings. Institutional                                                 INVESTMENT RETURN AND PRINCIPAL VALUE WILL
Class shares are offered exclusively to      AVERAGE ANNUAL TOTAL RETURNS                 FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
institutional investors, including defined                                                MAY BE WORTH MORE OR LESS THAN THEIR
contribution plans that meet certain         For periods ended 9/30/07, most recent       ORIGINAL COST. SEE FULL REPORT FOR
criteria.                                    calendar quarter-end                         INFORMATION ON COMPARATIVE BENCHMARKS.
                                                                                          PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             Inception (4/30/04)                 19.65%   MORE INFORMATION. FOR THE MOST CURRENT
                                                1 Year                           21.46    MONTH-END PERFORMANCE, PLEASE CALL
                                             ==========================================   800-451-4246 OR VISIT AIMINVESTMENTS.COM.

                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT NAV.
                                             PERFORMANCE OF INSTITUTIONAL CLASS SHARES
                                             WILL DIFFER FROM PERFORMANCE OF OTHER
                                             SHARE CLASSES PRIMARILY DUE TO DIFFERING
                                             SALES CHARGES AND CLASS EXPENSES.

                                                A REDEMPTION FEE OF 2% WILL BE IMPOSED
                                             ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
                                             THE FUND WITHIN 30 DAYS OF PURCHASE.
                                             EXCEPTIONS TO THE REDEMPTION FEE ARE
                                             LISTED IN THE FUND'S PROSPECTUS.

==========================================      HAD THE ADVISOR NOT WAIVED FEES AND/OR
NASDAQ SYMBOL                        IBVIX   REIMBURSED EXPENSES IN THE PAST,
==========================================   PERFORMANCE WOULD HAVE BEEN LOWER.

Over for information on your Fund's expenses.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMinvestments.com              I-ICE-INS-1             A I M Distributors, Inc.


                                                        [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

AIM International Core Equity Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                  HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE
                                                     ACTUAL                        EXPENSES)
                           BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES        ANNUALIZED
                         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING       EXPENSE
SHARE CLASS                (5/1/07)       (10/31/07)(1)     PERIOD(2)      (10/31/07)       PERIOD(2)         RATIO
Institutional              $1,000.00        $1,082.70         $4.62         $1,020.77         $4.48            0.88%

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIMinvestments.com     I-ICE-INS-1     A I M Distributors, Inc.

AIM International Core Equity Fund

Approval of Investment Advisory Agreement

The Board of Trustees (the Board) of AIM         The independent Trustees, as mentioned   in accordance with the terms of the Fund's
International Mutual Funds is required        above, are assisted in their annual         advisory agreement. In addition, based on
under the Investment Company Act of 1940 to   evaluation of the advisory agreements by    their ongoing meetings throughout the year
approve annually the renewal of the AIM       the independent Senior Officer. One         with the Fund's portfolio managers, the
International Core Equity Fund (the Fund)     responsibility of the Senior Officer is     Board concluded that these individuals are
investment advisory agreement with A I M      to manage the process by which the AIM      competent and able to continue to carry
Advisors, Inc. (AIM). During contract         Funds' proposed management fees are         out their responsibilities under the
renewal meetings held on June 25-27, 2007,    negotiated during the annual contract       Fund's advisory agreement.
the Board as a whole and the disinterested    renewal process to ensure that they are
or "independent" Trustees, voting             negotiated in a manner which is at arms'       In determining whether to continue the
separately, approved the continuance of the   length and reasonable. Accordingly, the     Fund's advisory agreement, the Board
Fund's investment advisory agreement for      Senior Officer must either supervise a      considered the prior relationship between
another year, effective July 1, 2007. In      competitive bidding process or prepare an   AIM and the Fund, as well as the Board's
doing so, the Board determined that the       independent written evaluation. The         knowledge of AIM's operations, and
Fund's advisory agreement is in the best      Senior Officer has recommended that an      concluded that it was beneficial to
interests of the Fund and its shareholders    independent written evaluation be           maintain the current relationship, in
and that the compensation to AIM under the    provided and, upon the direction of the     part, because of such knowledge. The Board
Fund's advisory agreement is fair and         Board, has prepared an independent          also considered the steps that AIM and its
reasonable.                                   written evaluation.                         affiliates have taken over the last
                                                                                          several years to improve the quality and
   The independent Trustees met separately       During the annual contract renewal       efficiency of the services they provide to
during their evaluation of the Fund's         process, the Board considered the factors   the Funds in the areas of investment
investment advisory agreement with            discussed below under the heading           performance, product line diversification,
independent legal counsel from whom they      "Factors and Conclusions and Summary of     distribution, fund operations, shareholder
received independent legal advice, and the    Independent Written Fee Evaluation" in      services and compliance. The Board
independent Trustees also received            evaluating the fairness and                 concluded that the quality and efficiency
assistance during their deliberations from    reasonableness of the Fund's advisory       of the services AIM and its affiliates
the independent Senior Officer, a full-time   agreement at the contract renewal           provide to the AIM Funds in each of these
officer of the AIM Funds who reports          meetings and at their meetings throughout   areas have generally improved, and support
directly to the independent Trustees. The     the year as part of their ongoing           the Board's approval of the continuance of
following discussion more fully describes     oversight of the Fund. The Fund's           the Fund's advisory agreement.
the process employed by the Board to          advisory agreement was considered
evaluate the performance of the AIM Funds     separately, although the Board also         B. FUND PERFORMANCE
(including the Fund) throughout the year      considered the common interests of all of
and, more specifically, during the annual     the AIM Funds in their deliberations. The   The Board compared the Fund's performance
contract renewal meetings.                    Board comprehensively considered all of     during the past one, three and five
                                              the information provided to them and did    calendar years to the performance of funds
THE BOARD'S FUND EVALUATION PROCESS           not identify any particular factor that     in the Fund's Lipper peer group that are
                                              was controlling. Furthermore, each          not managed by AIM, and against the
The Board's Investments Committee has         Trustee may have evaluated the              performance of all funds in the Lipper
established three Sub-Committees which are    information provided differently from one   International Large-Cap Core Funds Index.
responsible for overseeing the management     another and attributed different weight     The Board also reviewed the methodology
of a number of the series portfolios of the   to the various factors. The Trustees        used by Lipper to identify the Fund's
AIM Funds. This Sub-Committee structure       recognized that the advisory arrangements   peers. The Board noted that the Fund's
permits the Trustees to focus on the          and resulting advisory fees for the Fund    performance was comparable to the median
performance of the AIM Funds that have been   and the other AIM Funds are the result of   performance of its peers for the one,
assigned to them. The Sub-Committees meet      years of review and negotiation between     three and five year periods. The Board
throughout the year to review the             the Trustees and AIM, that the Trustees     noted that the Fund's performance was
performance of their assigned funds, and      may focus to a greater extent on certain    comparable to the performance of the Index
the Sub-Committees review monthly and         aspects of these arrangements in some       for the one, three and five year periods.
quarterly comparative performance             years than others, and that the Trustees'   The Board also considered the steps AIM
information and periodic asset flow data      deliberations and conclusions in a          has taken over the last several years to
for their assigned funds. These materials     particular year may be based in part on     improve the quality and efficiency of the
are prepared under the direction and          their deliberations and conclusions of      services that AIM provides to the AIM
supervision of the independent Senior         these same arrangements throughout the      Funds. The Board concluded that AIM
Officer. Over the course of each year, the    year and in prior years.                    continues to be responsive to the Board's
Sub-Committees meet with portfolio managers                                                focus on fund performance. Although the
for their assigned funds and other members    FACTORS AND CONCLUSIONS AND SUMMARY OF      independent written evaluation of the
of management and review with these           INDEPENDENT WRITTEN FEE EVALUATION          Fund's Senior Officer (discussed below)
individuals the performance, investment                                                   only considered Fund performance through
objective(s), policies, strategies and        The discussion below serves as a summary    the most recent calendar year, the Board
limitations of these funds.                   of the Senior Officer's independent         also reviewed more recent Fund performance
                                              written evaluation, as well as a            and this review did not change their
   In addition to their meetings throughout   discussion of the material factors and      conclusions.
the year, the Sub-Committees meet at          related conclusions that formed the basis
designated contract renewal meetings each     for the Board's approval of the Fund's      C. ADVISORY FEES AND FEE WAIVERS
year to conduct an in-depth review of the     advisory agreement. Unless otherwise
performance, fees and expenses of their       stated, information set forth below is as   The Board compared the Fund's contractual
assigned funds. During the contract renewal   of June 27, 2007 and does not reflect any   advisory fee rate to the contractual
process, the Trustees receive comparative     changes that may have occurred since that   advisory fee rates of funds in the Fund's
performance and fee data regarding all the    date, including but not limited to          Lipper peer group that are not managed by
AIM Funds prepared by an independent          changes to the Fund's performance,          AIM, at a common asset level and as of the
company, Lipper, Inc., under the direction    advisory fees, expense limitations and/or   end of the past calendar year. The Board
and supervision of the independent Senior     fee waivers.                                noted that the Fund's advisory fee rate
Officer who also prepares a separate                                                      was below the median advisory fee rate of
analysis of this information for the          I. INVESTMENT ADVISORY AGREEMENT            its peers. The Board also reviewed the
Trustees. Each Sub-Committee then makes                                                   methodology used by Lipper and noted that
recommendations to the Investments            A. NATURE, EXTENT AND QUALITY OF            the contractual fee rates shown by Lipper
Committee regarding the performance, fees        SERVICES PROVIDED BY AIM                 include any applicable long-term
and expenses of their assigned funds. The                                                 contractual fee waivers. The Board also
Investments Committee considers each          The Board reviewed the advisory services    compared the Fund's contractual advisory
Sub-Committee's recommendations and makes     provided to the Fund by AIM under the       fee rate to the contractual advisory fees
its own recommendations regarding the         Fund's advisory agreement, the              fee rates of other clients of AIM and its
performance, fees and expenses of the AIM     performance of AIM in providing these       affiliates with investment strategies
Funds to the full Board. Moreover, the        services, and the credentials and           comparable to those of the Fund, including
Investments Committee considers each          experience of the officers and employees    two mutual funds sub-advised by an AIM
Sub-Committee's recommendations in making     of AIM who provide these services. The      affiliate and one Canadian fund advised
its annual recommendation to the Board        Board's review of the qualifications of     and sub-advised by AIM affiliates. The
whether to approve the continuance of each    AIM to provide these services included      Board noted that the Fund's rate was: (i)
AIM Fund's investment advisory agreement      the Board's consideration of AIM's          above the sub-advisory fee rates for the
and sub-advisory agreement, if applicable     portfolio and product review process,       two sub-advised mutual funds, although the
(advisory agreements), for another year.      various back office support functions       advisory fee rate for one such sub-advised
                                              provided by AIM, and AIM's equity and       fund was above the Fund's; and (ii) below
                                              fixed income trading operations. The        the advisory fee rate for the Canadian
                                              Board concluded that the nature, extent     fund.
                                              and quality of the advisory services
                                              provided to the Fund by AIM were               Additionally, the Board compared the
                                              appropriate and that AIM currently is       Fund's contractual advisory fee rate to
                                              providing satisfactory advisory services    the total advisory fees paid by

                                                                                                                         (continued)

AIM International Core Equity Fund

numerous separately managed accounts/wrap     Officer of the Fund, who is independent     Advisor were appropriate and that the
accounts advised by an AIM affiliate. The     of AIM and AIM's affiliates, had prepared   Sub-Advisor currently is providing
Board noted that the Fund's rate was          an independent written evaluation to        satisfactory services in accordance with
generally above the rates for the             assist the Board in determining the         the terms of the Fund's sub-advisory
separately managed accounts/wrap accounts.    reasonableness of the proposed management   agreement. In addition, based on their
The Board considered that management of the   fees of the AIM Funds, including the        ongoing meetings throughout the year with
separately managed accounts/wrap accounts     Fund. The Board noted that they had         the Fund's portfolio managers, the Board
by the AIM affiliate involves different       relied upon the Senior Officer's written    concluded that these individuals are
levels of services and different              evaluation instead of a competitive         competent and able to continue to carry
operational and regulatory requirements       bidding process. In determining whether     out their responsibilities under the
than AIM's management of the Fund. The        to continue the Fund's advisory             Fund's sub-advisory agreement.
Board concluded that these differences are    agreement, the Board considered the
appropriately reflected in the fee            Senior Officer's written evaluation.        B. FUND PERFORMANCE
structure for the Fund and the separately
managed accounts/wrap accounts.               G. COLLATERAL BENEFITS TO AIM AND ITS       The Board compared the Fund's performance
                                                 AFFILIATES                               during the past one, three and five
   The Board noted that AIM has not                                                       calendar years to the performance of funds
proposed any advisory fee waivers or          The Board considered various other          in the Fund's Lipper peer group that are
expense limitations for the Fund. The Board   benefits received by AIM and its            not managed by AIM, and against the
concluded that it was not necessary at this   affiliates resulting from AIM's             performance of all funds in the Lipper
time to discuss with AIM whether to           relationship with the Fund, including the   International Large-Cap Core Funds Index.
implement any such waivers or expense         fees received by AIM and its affiliates     The Board also reviewed the methodology
limitations because the Fund's overall        for their provision of administrative,      used by Lipper to identify the Fund's
expense ratio was comparable to the median    transfer agency and distribution services   peers. The Board noted that the Fund's
expense ratio of the funds in the Fund's      to the Fund. The Board considered the       performance was comparable to the median
Lipper peer group that are not managed by     performance of AIM and its affiliates in    performance of its peers for the one,
AIM.                                          providing these services and the            three and five year periods. The Board
                                              organizational structure employed by AIM    noted that the Fund's performance was
   After taking account of the Fund's         and its affiliates to provide these         comparable to the performance of the Index
contractual advisory fee rate, as well as     services. The Board also considered that    for the one, three and five year periods.
the comparative advisory fee information      these services are provided to the Fund     The Board also considered the steps AIM
discussed above, the Board concluded that     pursuant to written contracts which are     has taken over the last several years to
the Fund's advisory fees were fair and        reviewed and approved on an annual basis    improve the quality and efficiency of the
reasonable.                                   by the Board. The Board concluded that      services that AIM provides to the AIM
                                              AIM and its affiliates were providing       Funds. The Board concluded that AIM
D. ECONOMIES OF SCALE AND BREAKPOINTS         these services in a satisfactory manner     continues to be responsive to the Board's
                                              and in accordance with the terms of their   focus on fund performance. Although the
The Board considered the extent to which      contracts, and were qualified to continue   independent written evaluation of the
there are economies of scale in AIM's         to provide these services to the Fund.      Fund's Senior Officer (discussed below)
provision of advisory services to the Fund.                                               only considered Fund performance through
The Board also considered whether the Fund       The Board considered the benefits        the most recent calendar year, the Board
benefits from such economies of scale         realized by AIM as a result of portfolio    also reviewed more recent Fund performance
through contractual breakpoints in the        brokerage transactions executed through     and this review did not change their
Fund's advisory fee schedule or through       "soft dollar" arrangements. Under these     conclusions.
advisory fee waivers or expense               arrangements, portfolio brokerage
limitations. The Board noted that the         commissions paid by the Fund and/or other   C. SUB-ADVISORY FEES
Fund's contractual advisory fee schedule      funds advised by AIM are used to pay for
includes six breakpoints but that, due to     research and execution services. The        The Board compared the Fund's contractual
the Fund's asset level at the end of the      Board noted that soft dollar arrangements   sub-advisory fee rate to the sub-advisory
past calendar year and the way in which the   shift the payment obligation for the        fees paid by other sub-advisory clients of
breakpoints have been structured, the Fund    research and executions services from AIM   the Sub-Advisor with investment strategies
has yet to benefit from the breakpoints.      to the funds and therefore may reduce       comparable to those of the Fund, including
The Board also noted that AIM's contractual   AIM's expenses. The Board also noted that   one mutual fund sub-advised by the
advisory fee waiver discussed above           research obtained through soft dollar       Sub-Advisor and one Canadian fund
includes breakpoints based on net asset       arrangements may be used by AIM in making   sub-advised by the Sub-Advisor. The Board
levels. Based on this information, the        investment decisions for the Fund and may   noted that the Fund's sub-advisory fee
Board concluded that the Fund's advisory      therefore benefit Fund shareholders. The    rate was: (i) below the sub-advisory fee
fees would reflect economies of scale at      Board concluded that AIM's soft dollar      rate for the sub-advised mutual fund; and
higher asset levels. The Board also noted     arrangements were appropriate. The Board    (ii) below the sub-advisory fee rate for
that the Fund shares directly in economies    also concluded that, based on their         the Canadian fund. Additionally, the Board
of scale through lower fees charged by        review and representations made by AIM,     compared the Fund's contractual
third party service providers based on the    these arrangements were consistent with     sub-advisory fee rate to the total
combined size of all of the AIM Funds and     regulatory requirements.                    advisory fees paid by numerous separately
affiliates.                                                                               managed accounts/wrap accounts sub-advised
                                                 The Board considered the fact that the   by the Sub-Advisor with investment
E. PROFITABILITY AND FINANCIAL RESOURCES OF   Fund's uninvested cash and cash             strategies comparable to those of the
   AIM                                        collateral from any securities lending      Fund. The Board noted that the Fund's
                                              arrangements may be invested in money       sub-advisory fee rate was generally below
The Board reviewed information from AIM       market funds advised by AIM pursuant to     the rates for the separately managed
concerning the costs of the advisory and      procedures approved by the Board. The       accounts/wrap accounts. The Board
other services that AIM and its affiliates    Board noted that AIM will receive           considered the services to be provided by
provide to the Fund and the profitability     advisory fees from these affiliated money   the Sub-Advisor pursuant to the Fund's
of AIM and its affiliates in providing        market funds attributable to such           sub-advisory agreement and the services to
these services. The Board also reviewed       investments, although AIM has               be provided by AIM pursuant to the Fund's
information concerning the financial          contractually agreed to waive the           advisory agreement, as well as the
condition of AIM and its affiliates. The      advisory fees payable by the Fund with      allocation of fees between AIM and the
Board also reviewed with AIM the              respect to its investment of uninvested     Sub-Advisor pursuant to the sub-advisory
methodology used to prepare the               cash in these affiliated money market       agreement. The Board noted that the
profitability information. The Board          funds through at least June 30, 2008. The   sub-advisory fees have no direct effect on
considered the overall profitability of       Board considered the contractual nature     the Fund or its shareholders, as they are
AIM, as well as the profitability of AIM in   of this fee waiver and noted that it        paid by AIM to the Sub-Advisor, and that
connection with managing the Fund. The        remains in effect until at least June 30,   AIM and the Sub-Advisor are affiliates.
Board noted that AIM continues to operate     2008. The Board concluded that the Fund's   After taking account of the Fund's
at a net profit, although increased           investment of uninvested cash and cash      contractual sub-advisory fee rate, as well
expenses in recent years have reduced the     collateral from any securities lending      as the comparative sub-advisory fee
profitability of AIM and its affiliates.      arrangements in the affiliated money        information, the Board concluded that the
The Board concluded that the Fund's           market funds is in the best interests of    Fund's sub-advisory fees were fair and
advisory fees were fair and reasonable, and   the Fund and its shareholders.              reasonable.
that the level of profits realized by AIM
and its affiliates from providing services    II. SUB-ADVISORY AGREEMENT                  D. FINANCIAL RESOURCES OF THE SUB-ADVISOR
to the Fund was not excessive in light of
the nature, quality and extent of the         A. NATURE, EXTENT AND QUALITY OF SERVICES   The Board considered whether the
services provided. The Board considered          PROVIDED BY THE SUB-ADVISOR              Sub-Advisor is financially sound and has
whether AIM is financially sound and has                                                  the resources necessary to perform its
the resources necessary to perform its        The Board reviewed the services provided    obligations under the Fund's sub-advisory
obligations under the Fund's advisory         by INVESCO Global Asset Management          agreement, and concluded that the
agreement, and concluded that AIM has the     (N.A.), Inc. (the Sub-Advisor) under the    Sub-Advisor has the financial resources
financial resources necessary to fulfill      Fund's sub-advisory agreement, the          necessary to fulfill these obligations.
these obligations.                            performance of the Sub-Advisor in
                                              providing these services, and the
F. INDEPENDENT WRITTEN EVALUATION OF THE      credentials and experience of the
   FUND'S SENIOR OFFICER                      officers and employees of the Sub-Advisor
                                              who provide these services. The Board
The Board noted that, upon their direction,   concluded that the nature, extent and
the Senior                                    quality of the services provided by the
                                              Sub-

AIM International Core Equity Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends                      $12,949,468
         Qualified Dividend Income*                                  98.88%
         Corporate Dividends Received Deduction*                         0%

       * The above percentage is based on ordinary income dividends paid to shareholders during the fund's fiscal year.

       NON-RESIDENT ALIEN SHAREHOLDERS

         Qualified Interest Income**                                  4.65%

       ** The above percentage is based on income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2007, April 30, 2007, July 31, 2007 and October 31, 2007 were 99.81%, 99.86%, 99.90%, and 99.89%, respectively.

DISTRIBUTION INFORMATION

Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in December of 2006. Subsequently, this estimate has been corrected in part. Listed below is a written statement of the sources of this distribution, as corrected, on generally accepted accounting principles ("GAAP") basis.

                                                   GAIN FROM SALE OF   RETURN OF      TOTAL
                                      NET INCOME      SECURITIES       PRINCIPAL   DISTRIBUTION
   12/15/06           Class A          $0.2102          $0.2571         $0.1693      $0.6366
   12/15/06           Class B          $0.1073          $0.2571         $0.1694      $0.5338
   12/15/06           Class C          $0.1073          $0.2571         $0.1694      $0.5338
   12/15/06           Class R          $0.1760          $0.2571         $0.1694      $0.6025
   12/15/06     Investor Class         $0.2102          $0.2571         $0.1693      $0.6366
   12/15/06     Institutional Class    $0.2863          $0.2571         $0.1695      $0.7129


    Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their GAAP treatment. The tax treatment of distributions was set forth in a Form 1099-DIV for the 2006 calendar year. This information is being provided to comply with certain U. S. Securities and Exchange Commissions requirements.

AIM International Core Equity Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, INVESCO PLC
                                             (parent of AIM and a global investment
                                             management firm); Chairman, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director, Chairman, Chief
                                             Executive Officer and President, IVZ
                                             Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent) and 1371
                                             Preferred Inc. (holding company);
                                             Director, Chairman, Chief Executive
                                             Officer and President, A I M Management
                                             Group Inc. (financial services holding
                                             company) and A I M Capital Management,
                                             Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds
                                             Group, Inc. (registered investment
                                             advisor and register transfer agent) and
                                             AIM GP Canada Inc. (general partner for
                                             a limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Director and Chief Executive
                                             Officer, AIM Trimark Corporate Class
                                             Inc. (formerly AIM Trimark Global Fund
                                             Inc.) (corporate mutual fund company)
                                             and AIM Trimark Canada Fund Inc.
                                             (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       1992       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         2001       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company) (2 portfolios)
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2000       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          1997       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)

                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         1991       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (7
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      1998       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        1991       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         2001       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee

                                             Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM International Core Equity Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--

                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, INVESCO PLC;  N/A
  Vice President                             and Vice President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, INVESCO PLC; Director, INVESCO
                                             Funds Group, Inc.; Director and
                                             Secretary, IVZ, Inc. and INVESCO Group
                                             Services, Inc.; Secretary, INVESCO North
                                             American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Director, Senior Vice           N/A
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Senior Vice
                                             President, A I M Distributors, Inc.;
                                             Director, General Counsel and Vice
                                             President, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc. and AIM Investment Services, Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--;
                                             Director and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of INVESCO's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)

                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, INVESCO
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), INVESCO
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), INVESCO Private Capital, Inc.
                                             (registered investment advisor) and
                                             INVESCO Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                   SUB-ADVISOR
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers     INVESCO Global Asset
Suite 100                     11 Greenway Plaza        Inc.                     LLP                        Management (N.A.), Inc
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street      One Midtown Plaza
                              Houston, TX 77046-1173   Suite 100                Suite 2900                 1360 Peachtree Street,
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678     N.E.
                                                                                                           Suite 100
                                                                                                           Atlanta, GA 30309-3362

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                            [EDELIVERY                              FUND HOLDINGS AND PROXY VOTING INFORMATION
                           GO PAPERLESS
                   AIMINVESTMENTS.COM/EDELIVERY                     The Fund provides a complete list of its holdings four times in
                             GRAPHIC]                               each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual
REGISTER FOR EDELIVERY                                              reports to shareholders. For the first and third quarters, the
                                                                    Fund files the lists with the Securities and Exchange Commission
eDelivery is the process of receiving your fund and account         (SEC) on Form N-Q. The most recent list of portfolio holdings is
information via e-mail. Once your quarterly statements, tax         available at AIMinvestments.com. From our home page, click on
forms, fund reports, and prospectuses are available, we will send   Products & Performance, then Mutual Funds, then Fund Overview.
you an e-mail notification containing links to these documents.     Select your Fund from the drop-down menu and click on Complete
For security purposes, you will need to log in to your account to   Quarterly Holdings. Shareholders can also look up the Fund's
view your statements and tax forms.                                 Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's
                                                                    Forms N-Q may be reviewed and copied at the SEC Public Reference
WHY SIGN UP?                                                        Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information
Register for eDelivery to:                                          about duplicating fee charges, by calling 202-942-8090 or
                                                                    800-732-0330, or by electronic request at the following e-mail
-  save your Fund the cost of printing and postage.                 address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.
-  reduce the amount of paper you receive.
                                                                    A description of the policies and procedures that the Fund uses
-  gain access to your documents faster by not waiting for the      to determine how to vote proxies relating to portfolio
   mail.                                                            securities is available without charge, upon request, from our
                                                                    Client Services department at 800-959-4246 or on the AIM Web
-  view your documents online anytime at your convenience.          site, AIMinvestments.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the
-  save the documents to your personal computer or print them out   SEC Web site, sec.gov.
   for your records.
                                                                    Information regarding how the Fund voted proxies related to its
HOW DO I SIGN UP?                                                   portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to AIMinvestments.com, access
It's easy. Just follow these simple steps:                          the About Us tab, click on Required Notices and then click on
                                                                    Proxy Voting Activity. Next, select the Fund from the drop-down
1. Log in to your account.                                          menu. The information is also available on the SEC Web site,
                                                                    sec.gov.
2. Click on the "Service Center" tab.
                                                                    If used after January 20, 2008, this report must be accompanied
3. Select "Register for eDelivery" and complete the consent         by a Fund fact sheet or by an AIM Quarterly Performance Review
   process.                                                         for the most recent quarter-end. Mutual funds and
                                                                    exchange-traded funds distributed by A I M Distributors, Inc.
This AIM service is provided by AIM Investment Services, Inc.
                                                                    I-ICE-AR-1      A I M Distributors, Inc.

                                                                                                            [AIM INVESTMENTS LOGO]
                                                                                                          -- REGISTERED TRADEMARK --

INTERNATIONAL/
GLOBAL EQUITY

                                AIM International Growth Fund
                                Annual Report to Shareholders - October 31, 2007

International/Global

Table of Contents

Letters to Shareholders .........     2
Performance Summary .............     4
Management Discussion ...........     4
Long-term Fund Performance ......     6
Supplemental Information ........     8
Schedule of Investments .........     9
Financial Statements ............    13
Notes to Financial Statements ...    15
Financial Highlights ............    22
Auditor's Report ................    28
Fund Expenses ...................    29
Approval of Advisory Agreement ..    30           [COVER GLOBE IMAGE]
Tax Information .................    32
Trustees and Officers ...........    33

[AIM INVESTMENT SOLUTIONS]

         [GRAPHIC]   [GRAPHIC]
         [DOMESTIC    [FIXED
          EQUITY]    INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]      [GRAPHIC]
      [SECTOR    [INTERNATIONAL/
      EQUITY]     GLOBAL EQUITY]

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

AIM International Growth Fund

                         Dear Shareholders of the AIM Family of Funds:

                            I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review and factors that affected its performance. The following pages contain important information that answers questions you may have about your investment.

        [TAYLOR
        PHOTO]              Despite notable volatility at points throughout the fiscal year ended October 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S.
                         Federal Reserve Board (the Fed) to reassure skittish markets, among other factors.
     Philip Taylor
                            At its September 18, 2007, meeting, the Fed cut the federal funds target rate for the first time since
                         June 2003.1 The cut followed 17 rate increases from June 2004 to June 20061 and was intended to address investor concerns about a weak housing market generally and problems in the subprime mortgage market specifically. The Fed's action triggered an immediate and broad stock market rally. The Fed cut this key interest rate again on October 31, 2007.(1)

                            At AIM Investments -- registered trademark --, we know that market conditions change -- often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                         o  Domestic, global and international equity funds

                         o  Taxable and tax-exempt fixed-income funds

                         o  Allocation portfolios, with risk/return characteristics to match your needs

                         o  AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares
                            --registered trademark-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears

                            I encourage you to talk with your financial advisor if you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                         In conclusion

                         My colleague, Bob Graham, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instrumental in transforming AIM from a small investment management firm into one of America's most respected mutual fund companies--and, in 1997, into a global independent retail and institutional investment manager.

                            In May, with shareholder approval, AIM Investments' parent company changed its name from AMVESCAP PLC to Invesco Ltd., uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                            We at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                         Sincerely,


                         /s/ PHILIP TAYLOR

                         Philip Taylor
                         President - AIM Funds
                         CEO, AIM Investments

                         December 17, 2007

                         Source: (1) U.S. Federal Reserve Board

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM International Growth Fund


                         Dear Fellow Shareholders:

                         In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM
                         Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards.
       [CROCKETT
        PHOTO]              Your Board welcomes two new members: Marty Flanagan, President and CEO of INVESCO, AIM's parent company, and Phil Taylor, who was named CEO of AIM Investments --registered trademark-- in April 2006.
                         Robert Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as vice chairman of the Board. We thank Bob for his many contributions and wish him a long and happy future.
   Bruce L. Crockett
                            Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous improvement. In general, as of October 31, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as I write this letter, the overall trend in fund management and performance has been positive.

                            The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn
                         Kelley to Head of INVESCO's Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen's direction, AIM's cash management organization grew to one of the world's largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve (as of October 31, 2007).

                            In other news, your Board took a more active role in preparing for "proxy season," the period when fund managers must vote the shares held by their funds "for" or "against" various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

                            In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and "say for pay." The AIM Funds voted against directors whom AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against "poison pill" and "take under" proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the "About Us" tab, then go to "Required Notices" and "Proxy
                         Voting Activity."

                            Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.

                            Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in
                         2005. For more information on this process, please visit AIMinvestments.com. Click on the "Products and
                         Performance" tab and go to "Investment Advisory Agreement Renewals."

                            Your Board's ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

                              1) How important is it to you to hear about your Board's decisions and activities in these letters?

                              2) What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

                              3) Would you prefer that communications from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

                            If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there.

                            We need to hear from you to do our best job, and I look forward to your responses.

                         Sincerely,


                         /s/ BRUCE L. CROCKETT

                         Bruce L. Crockett
                         Independent Chair
                         AIM Funds Board of Directors

                         December 17, 2007

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM International Growth Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                        the Fund primarily on a stock-by-stock basis. We
                                                                                   focus on the strengths of individual companies
================================================================================   rather than sectors, countries or market-cap
PERFORMANCE SUMMARY                                                                trends.

Steady market gains over the first half of the year under review, aided by            We believe disciplined sell decisions are key
improving corporate earnings and record levels of merger and acquisition           to successful investing. We consider selling a
activity, were followed by a more uneven climb by markets over the second half     stock for one of the following reasons:
of the review period. Market volatility increased during the year due to
negative news in areas of the U.S. economy, as well as problems emanating from     o  A company's fundamentals deteriorate, or it
the U.S. subprime mortgage market, which spread globally.                             posts disappointing earnings.

   Within this environment, we are pleased to once again have provided             o  A stock's price seems overvalued.
shareholders with double-digit Fund performance at net asset value. As the table
illustrates, your Fund outperformed both its broad market and style-specific       o  A more attractive opportunity becomes
benchmarks, excluding applicable sales charges. We attribute our comparative          available.
success to strong stock selection in Asia. Our exposure to emerging market
stocks, which outperformed over the period, provided a competitive advantage as    MARKET CONDITIONS AND YOUR FUND
well.
                                                                                   International markets continued their rally with
   Your Fund's long-term performance appears later in this report.                 particular strength in Europe, as positive
                                                                                   economic data and a strong currency drove
FUND VS. INDEXES                                                                   returns higher. While all benchmark countries
                                                                                   finished the period in positive territory, Japan
Total returns, 10/31/06-10/31/07, excluding applicable sales charges. If sales     stood out because it lagged significantly.
charges were included, returns would be lower.                                     Recent economic data point to a lack of consumer
                                                                                   and investor confidence, and leading indicators
Class A Shares                                                             32.58%  suggest a recession is not out of the question.
Class B Shares                                                             31.59   But strong investor optimism in emerging markets
Class C Shares                                                             31.61   drove many local markets to significant highs,
Class R Shares                                                             32.26   particularly China and India.
MSCI EAFE Index* (Broad Market Index)                                      24.91
MSCI EAFE Growth Index* (Style-Specific Index)                             28.52      Within this environment, Fund performance was
Lipper International Multi-Cap Growth Funds Index* (Peer Group Index)      34.96   broad based, with all regions registering
Source: *Lipper Inc.                                                               double-digit positive returns for the period.
================================================================================   Consistent with the Fund's bottom-up investment
                                                                                   process, security selection--rather than
How we invest                             experienced, or exhibit the potential    allocation decisions--was the primary driver of
                                          for, accelerating or above-average       both absolute and relative performance.
When selecting stocks for your Fund, we   earnings growth but whose prices do
employ a disciplined investment           not fully reflect these attributes.         Solid stock selection helped the Fund perform
strategy that emphasizes fundamental         While research responsibilities       in line with the benchmark in Europe, although
research, supported by both               within the portfolio management team     we continued to have an underweight exposure to
quantitative analysis and portfolio       are focused by geographic region, we     the region. This allocation
construction techniques. Our              select investments for the Fund by
EQV(Earnings, Quality, Valuation)         using a bottom-up investment approach,
strategy focuses primarily on             which means that we construct
identifying quality companies that have                                                                                 (continued)

=======================================   ======================================   ================================================

PORTFOLIO COMPOSITION                     TOP FIVE COUNTRIES*                      TOP 10 EQUITY HOLDINGS*

By sector                                 1. Germany                        13.9%   1. Porsche A.G.-Pfd. (Germany)             2.4%
Industrials                        18.5%  2. Japan                          10.4    2. Syngenta A.G. (Switzerland)             1.8
Consumer Discretionary             17.4   3. United Kingdom                  9.7    3. Komatsu Ltd. (Japan)                    1.7
Financials                         17.1   4. Switzerland                     8.0    4. BHP Billiton Ltd. (Australia)           1.6
Consumer Staples                   10.0   5. France                          6.1    5. Daimler Chrysler A.G. (Germany)         1.6
Information Technology              8.3                                             6. WPP Group PL (United Kingdom)           1.6
Energy                              5.9   Total Net Assets         $4.31 billion    7. InBev N.V. (Belgium)                    1.6
Health Care                         5.8                                             8. Bharat Heavy Electricals Ltd. (India)   1.6
Materials                           5.7   Total Number of Holdings*           91    9. Teva Pharamaceutical
Telecommunication Services          1.7                                                Industries Ltd.-ADR (Israel)            1.5
Utilities                           1.1   The Fund's holdings are subject to       10. Keppel Corp. Ltd. (Singapore)           1.5
Money Market Funds Plus Other             change, and there is no assurance that
   Assets Less Liabilities          8.5   the Fund will continue to hold any
                                          particular security.

                                          *  Excluding money market fund
                                             holdings.
=======================================   ======================================   =================================================

AIM International Growth Fund

should not be construed as a bias         ORIX CORP. declined due to concerns                Clas G. Olsson
against European stocks--indeed we        over the impact of the subprime           [OLSSON  Senior portfolio manager
continue to find very compelling          mortgage problems in the U.S. However,     PHOTO]  and head of AIM's International
investment opportunities there--but       the portfolio's financial stocks                   Investment Management Unit,
rather as an indication of our            remain a liquid, high-quality            is lead manager of AIM International Growth Fund
flexibility in seeking investment         investment in global growth              with respect to the Fund's investments in Europe
opportunities across international        opportunities.                           and Canada. Mr. Olsson joined AIM in 1994. Mr.
markets, both developed and emerging.                                              Olsson became a commissioned naval officer at
                                             The Fund also benefited from its      the Royal Swedish Naval Academy in 1988. He also
   Holdings in emerging markets such as   large/midcap flexibility, which          earned a B.B.A. from The University of Texas at
Brazil, India, Korea, South Africa and    enabled us to invest in several          Austin.
Taiwan--countries not represented in      attractive, under-followed mid-cap
the EAFE benchmarks--gave the Fund a      names. Foreign exchange was another                 Barrett K. Sides
competitive edge. Over the 12-month       contributor to Fund performance. Our        [SIDES  Senior portfolio manager
period, emerging markets accounted for    exposure to the appreciating euro,          PHOTO]  is lead manager of AIM
a larger proportion of relative Fund      compared with the U.S. dollar, added                International Growth Fund
outperformance. Despite very strong       value to the Fund's overall returns as   with respect to the Fund's investments in the
emerging market returns, however, the     well. As we do not typically hedge       Asia Pacific region and Latin America. He joined
Fund's exposure to these markets          currencies--we buy stocks in their       AIM in 1990. Mr. Sides graduated with a B.S. in
remained 19.5%. This reflects the         local currency and then translate that   economics from Bucknell University. He also
Fund's valuation discipline, which led    value back into dollars for the          earned an M.B.A. in international business from
to the sale of several emerging-markets   Fund--foreign currency appreciation      the University of St. Thomas.
stocks because we perceived their         boosted Fund performance.
valuations had become stretched. We                                                          Shuxin Cao
selected our emerging-market holdings     IN CLOSING                                  [CAO   Chartered Financial
using the same rigorous EQV investment                                                PHOTO] Analyst, senior portfolio
discipline that we use for selecting      The performance of international                   manager, is manager of AIM
developed-market stocks. We believe       stocks over the last several years
that many emerging-market companies are   underscores the investment               International Growth Fund. He joined AIM in 1997
higher quality investments than many      opportunities beyond U.S. borders.       Mr. Cao graduated from Tianjin Foreign Language
stocks in developed markets and that,     Although the Fund has experienced        Institute with a B.A. in English. He also earned
emergingmarkets exposure should not       strong double-digit returns over the     an M.B.A. from Texas A&M University and is a
necessarily be viewed as low quality.     past 12 months, it would be imprudent    certified public accountant.
                                          for us to suggest that such a level of
   A nearly 50% underweight exposure in   performance is sustainable over the                 Matthew W. Dennis
Japan favored relative results as well.   long term.                                 [DENNIS  Chartered Financial
We continue to believe that the                                                      PHOTO]   Analyst, portfolio manager, is
Japanese market is fairly valued and         We welcome new investors who have                manager of AIM International
offers limited growth prospects           joined the Fund during the reporting     Growth Fund. He joined AIM in 2000. Mr. Dennis
relative to non-Japan Asia. Although      period and want to thank all of our      graduated with a B.A. in economics from The
the Fund delivered solid positive         shareholders for your continued          University of Texas at Austin. He also earned an
results across all major markets, an      investment in AIM International Growth   M.S. in finance from Texas A&M University.
underweight exposure to the strong        Fund.
Australian market and select holdings                                                         Jason T. Holzer
in France detracted from relative         THE VIEWS AND OPINIONS EXPRESSED IN         [HOLZER Chartered Financial
results.                                  MANAGEMENT'S DISCUSSION OF FUND             PHOTO]  Analyst, senior portfolio
                                          PERFORMANCE ARE THOSE OF A I M                      manager, is manager of AIM
   Sector performance was also            ADVISORS, INC. THESE VIEWS AND           International Growth Fund. He joined AIM in
broad-based, with every sector            OPINIONS ARE SUBJECT TO CHANGE AT ANY    1996. He earned a B.A. in quantitative economics
producing double-digit returns for the    TIME BASED ON FACTORS SUCH AS MARKET     and an M.S. in engineering economic systems from
period. Portfolio holdings outperformed   AND ECONOMIC CONDITIONS. THESE VIEWS     Stanford University.
their corresponding sector index in       AND OPINIONS MAY NOT BE RELIED UPON AS
nine of the 10 sectors. German            INVESTMENT ADVICE OR RECOMMENDATIONS,    Assisted by the Asia Pacific/Latin
automobile manufacturer PORSCHE,          OR AS AN OFFER FOR A PARTICULAR          America and Europe/Canada Teams
Chinese insurance provider PING AN        SECURITY. THE INFORMATION IS NOT A
INSURANCE and Korean shipbuilder          COMPLETE ANALYSIS OF EVERY ASPECT OF
HYUNDAI HEAVY were all tripledigit        ANY MARKET, COUNTRY, INDUSTRY,
performers for the period.                SECURITY OR THE FUND. STATEMENTS OF
                                          FACT ARE FROM SOURCES CONSIDERED
   In contrast, while Fund holdings in    RELIABLE, BUT A I M ADVISORS, INC.
the materials sector delivered positive   MAKES NO REPRESENTATION OR WARRANTY AS
results, an underweight position in       TO THEIR COMPLETENESS OR ACCURACY.
this strong sector was a drag on          ALTHOUGH HISTORICAL PERFORMANCE IS NO
relative returns. In addition, although   GUARANTEE OF FUTURE RESULTS, THESE
holdings in the financials sector did     INSIGHTS MAY HELP YOU UNDERSTAND OUR
well over the period, select holdings     INVESTMENT MANAGEMENT PHILOSOPHY.
SUCH as COMMERZBANK, MIZUHO FINANCIAL
and                                          See important Fund and index
                                            disclosures later in this report.

AIM International Growth Fund

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            This chart, which is a logarithmic
comparable future results.                chart, presents the fluctuations in
                                          the value of the Fund and its indexes.
   The data shown in the chart include    We believe that a logarithmic chart is
reinvested distributions, applicable      more effective than other types of
sales charges, Fund expenses and          charts in illustrating changes in
management fees. Index results include    value during the early years shown in
reinvested dividends, but they do not     the chart. The vertical axis, the one
reflect sales charges. Performance of     that indicates the dollar value of an
an index of funds reflects fund           investment, is constructed with each
expenses and management fees;             segment representing a percent change
performance of a market index does not.   in the value of the investment. In
Performance shown in the chart and        this chart, each segment represents a
table(s) does not reflect deduction of    doubling, or 100% change, in the value
taxes a shareholder would pay on Fund     of the investment. In other words, the
distributions or sale of Fund shares.     space between $5,000 and $10,000 is
Performance of the indexes does not       the same size as the space between
reflect the effects of taxes.             $10,000 and $20,000, and so on.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
INDEX DATA FROM 3/31/92, FUND DATA FROM 4/7/92

                     AIM INTERNATIONAL
                        GROWTH FUND          MSCI EAFE          MSCI EAFE
         DATE         -CLASS A SHARES         INDEX(1)       GROWTH INDEX(1)

       3/31/92                                 $10000             $10000            8/97       20007       17558       15849
          4/92             $ 9710               10047               9777            9/97       21726       18541       16897
          5/92              10293               10720              10508           10/97       19864       17116       15298
          6/92              10185               10211              10042           11/97       19876       16942       15265
          7/92               9796                9950               9884           12/97       20011       17089       15461
          8/92               9959               10574              10658            1/98       20203       17871       16160
          9/92               9775               10365              10437            2/98       21581       19018       17232
         10/92               9602                9822               9895            3/98       22960       19603       17465
         11/92               9634                9914              10034            4/98       23295       19758       17640
         12/92               9702                9965              10046            5/98       23715       19662       17516
          1/93               9723                9964               9955            6/98       23739       19811       17758
          2/93               9940               10265              10239            7/98       24147       20012       17838
          3/93              10524               11160              10966            8/98       20802       17533       15922
          4/93              11034               12219              11852            9/98       20264       16995       15474
          5/93              11369               12477              12201           10/98       21078       18767       17044
          6/93              11142               12282              12091           11/98       21953       19728       17868
          7/93              11445               12712              12444           12/98       22697       20507       18894
          8/93              12289               13399              13079            1/99       22965       20446       18993
          9/93              12420               13097              12760            2/99       21916       19959       18376
         10/93              13189               13501              13163            3/99       22282       20792       18625
         11/93              12810               12320              11872            4/99       23001       21634       18815
         12/93              14144               13210              12572            5/99       22159       20520       17998
          1/94              14739               14327              13517            6/99       23573       21320       18695
          2/94              14284               14287              13415            7/99       24049       21954       19054
          3/94              13525               13672              12755            8/99       24073       22034       19161
          4/94              13981               14252              13281            9/99       24598       22256       19465
          5/94              13851               14170              13126           10/99       26502       23090       20508
          6/94              13633               14370              13251           11/99       30003       23892       22010
          7/94              14154               14509              13367           12/99       35200       26036       24460
          8/94              14555               14852              13670            1/00       32771       24382       23084
          9/94              14197               14384              13214            2/00       36074       25038       24364
         10/94              14630               14863              13584            3/00       34959       26009       24821
         11/94              13762               14149              12973            4/00       32138       24640       23181
         12/94              13670               14238              13140            5/00       30200       24038       21745
          1/95              12892               13691              12636            6/00       31580       24978       22521
          2/95              13220               13651              12632            7/00       30794       23931       21110
          3/95              13705               14503              13426            8/00       31998       24139       21334
          4/95              14134               15048              14020            9/00       29352       22963       19922
          5/95              14460               14869              13859           10/00       27338       22421       19001
          6/95              14709               14608              13572           11/00       25034       21580       18124
          7/95              15521               15518              14437           12/00       26153       22347       18464
          8/95              15204               14926              13830            1/01       26535       22336       18412
          9/95              15486               15217              14146            2/01       23536       20661       16542
         10/95              15396               14808              13764            3/01       21886       19284       15397
         11/95              15453               15220              14143            4/01       23140       20624       16452
         12/95              15913               15833              14635            5/01       22800       19896       15789
          1/96              16295               15898              14645            6/01       22554       19083       15022
          2/96              16631               15952              14696            7/01       22035       18735       14658
          3/96              16920               16291              15049            8/01       21244       18261       13989
          4/96              17465               16764              15413            9/01       19228       16411       12665
          5/96              17545               16456              15091           10/01       19691       16831       13169
          6/96              17905               16549              15144           11/01       19910       17452       13845
          7/96              17024               16065              14654           12/01       20304       17555       13926
          8/96              17419               16100              14668            1/02       19486       16623       13175
          9/96              17895               16528              15070            2/02       19732       16739       13352
         10/96              17825               16359              14945            3/02       20562       17726       13922
         11/96              18659               17010              15423            4/02       20589       17762       13933
         12/96              18929               16791              15142            5/02       20820       17987       13961
          1/97              18882               16203              14511            6/02       20384       17271       13601
          2/97              19097               16468              14735            7/02       18395       15566       12151
          3/97              18943               16528              14823            8/02       18408       15530       12057
          4/97              18895               16615              14971            9/02       16473       13863       11008
          5/97              20029               17697              15851           10/02       17290       14608       11630
          6/97              21069               18673              16773           11/02       17589       15271       11972
          7/97              21892               18975              17174           12/02       17412       14757       11694

====================================================================================================================================

                                                                                                             Source: (1) Lipper Inc.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

          1/03       16745       14141       11115
          2/03       16514       13816       10876
          3/03       16268       13545       10761
          4/03       17236       14873       11693
          5/03       18258       15774       12297
          6/03       18639       16155       12511
          7/03       18747       16546       12675
          8/03       19047       16946       12907
          9/03       19483       17468       13344
         10/03       20750       18557       14111
         11/03       21132       18969       14441
         12/03       22252       20451       15435
          1/04       22962       20740       15736
          2/04       23588       21219       16034
          3/04       23520       21339       16047
          4/04       23014       20856       15648
          5/04       23191       20926       15608
          6/04       23532       21385       15817
          7/04       22782       20691       15174
          8/04       22959       20782       15191
          9/04       23846       21325       15566
         10/04       24788       22052       16087
         11/04       26314       23559       17195
         12/04       27459       24592       17924
          1/05       27009       24141       17510
          2/05       28222       25184       18212
          3/05       27581       24551       17765
          4/05       26748       23974       17422
          5/05       26967       23986       17474
          6/05       27636       24304       17614
          7/05       28808       25049       18151
          8/05       29776       25682       18672
          9/05       30484       26826       19458
         10/05       29503       26042       18926
         11/05       30580       26679       19283
         12/05       32268       27921       20303
          1/06       34739       29635       21554
          2/06       34479       29569       21309
          3/06       35482       30544       22133
          4/06       37090       32003       23140
          5/06       35205       30760       22161
          6/06       35149       30758       22190
          7/06       35494       31062       22293
          8/06       36633       31916       22831
          9/06       36812       31966       22703
         10/06       38270       33209       23476
         11/06       39824       34201       24159
         12/06       41270       35275       24837
          1/07       41604       35514       25036
          2/07       41034       35800       25229
          3/07       42700       36713       26066
          4/07       44865       38343       27186
          5/07       46152       39016       27731
          6/07       46568       39064       27802
          7/07       46000       38489       27576
          8/07       45848       37887       27305
          9/07       48301       39914       29005
         10/07       50771       41482       30171

====================================================================================================================================

AIM International Growth Fund

===========================================   =========================================

Average Annual Total Returns                  Average Annual Total Returns

As of 10/31/07, including applicable sales    As of 9/30/07, the most recent calendar
charges                                       quarter-end, including applicable sales
                                              charges
Class A Shares
Inception (4/7/92)                   11.00%   Class A Shares
10 Years                              9.22    Inception (4/7/92)                 10.71%
 5 Years                             22.64    10 Years                            7.71
 1 Year                              25.29     5 Years                           22.62
                                               1 Year                            23.98
Class B Shares
Inception (9/15/94)                   9.49%   Class B Shares
10 Years                              9.20    Inception (9/15/94)                 9.14%
 5 Years                             22.97    10 Years                            7.69
 1 Year                              26.59     5 Years                           22.94
                                               1 Year                            25.23
Class C Shares
Inception (8/4/97)                    7.97%   Class C Shares
10 Years                              9.05    Inception (8/4/97)                  7.52%
 5 Years                             23.14    10 Years                            7.54
 1 Year                              30.61     5 Years                           23.12
                                               1 Year                            29.24
Class R Shares
10 Years                              9.57%   Class R Shares
 5 Years                             23.64    10 Years                            8.05%
 1 Year                              32.26     5 Years                           23.63
                                               1 Year                            30.87

===========================================   =========================================

Class R shares' inception date is June 3,          The total annual Fund operating        that may be imposed on a total redemption
2002. Returns since that date are             expense ratio set forth in the most         of retirement plan assets within the first
historical returns. All other returns are     recent Fund prospectus as of the date of    year.
blended returns of historical Class R share   this report for Class A, Class B, Class C
performance and restated Class A share        and Class R shares was 1.55%, 2.30%,             The performance of the Fund's share
performance (for periods prior to the         2.30% and 1.80%, respectively. The          classes will differ primarily due to
inception date of Class R shares) at net      expense ratios presented above may vary     different sales charge structures and
asset value, adjusted to reflect the higher   from the expense ratios presented in        class expenses.
Rule 12b-1 fees applicable to Class R         other sections of this report that are
shares. Class A shares' inception date is     based on expenses incurred during the            A redemption fee of 2% will be
April 7, 1992.                                period covered by this report.              imposed on certain redemptions or
                                                                                          exchanges out of the Fund within 30 days
     The performance data quoted represent         Class A share performance reflects     of purchase. Exceptions to the redemption
past performance and cannot guarantee         the maximum 5.50% sales charge, and Class   fee are listed in the Fund's prospectus.
comparable future results; current            B and Class C share performance reflects
performance may be lower or higher. Please    the applicable contingent deferred sales    ==========================================
visit AIMinvestments.com for the most         charge (CDSC) for the period involved.
recent month-end performance. Performance     The CDSC on Class B shares declines from    For a discussion of the risks of investing
figures reflect reinvested distributions,     5% beginning at the time of purchase to     in your Fund and indexes used in this
changes in net asset value and the effect     0% at the beginning of the seventh year.    report, please turn the page.
of the maximum sales charge unless            The CDSC on Class C shares is 1% for the
otherwise stated. Investment return and       first year after purchase. Class R shares   ==========================================
principal value will fluctuate so that you    do not have a front-end sales charge;
may have a gain or loss when you sell         returns shown are at net asset value and
shares.                                       do not reflect a 0.75% CDSC

AIM International Growth Fund

AIM INTERNATIONAL GROWTH FUND's investment objective is long-term growth of capital.

o Unless otherwise stated, information presented in this report is as of October 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                                                                       Other information

o Class B shares are not available as an      o The MSCI EAFE --REGISTERED TRADEMARK--    o The returns shown in the management's
investment for retirement plans maintained    Growth Index is an unmanaged index          discussion of Fund performance are based
pursuant to Section 401 of the Internal       considered representative of growth         on net asset values calculated for
Revenue Code, including 401(k) plans, money   stocks of Europe, Australasia and the Far   shareholder transactions. Generally
purchase pension plans and profit sharing     East.                                       accepted accounting principles require
plans. Plans that had existing accounts                                                   adjustments to be made to the net assets
invested in Class B shares prior to           o The Lipper International Multi-Cap        of the Fund at period end for financial
September 30, 2003, will continue to be       Growth Funds Index is an equally weighted   reporting purposes, and as such, the net
allowed to make additional purchases.         representation of the largest funds in      asset values for shareholder transactions
                                              the Lipper International Multi-Cap Growth   and the returns based on those net asset
o Class R shares are available only to        Funds category. These funds typically       values may differ from the net asset
certain retirement plans. Please see the      have an above-average price-to-cash flow    values and returns reported in the
prospectus for more information.              ratio, priceto- book ratio, and             Financial Highlights.
                                              three-year sales-per-share growth value,
Principal risks of investing in the Fund      compared to the S&P/Citigroup World         o Industry classifications used in this
                                              ex-U.S. BMI.                                report are generally according to the
o Investing in developing countries can add                                               Global Industry Classification Standard,
additional risk, such as high rates of        o The Fund is not managed to track the      which was developed by and is the
inflation or sharply devalued currencies      performance of any particular index,        exclusive property and a service mark of
against the U.S. dollar. Transaction costs    including the indexes defined here, and     Morgan Stanley Capital International Inc.
are often higher, and there may be delays     consequently, the performance of the Fund   and Standard & Poor's.
in settlement procedures.                     may deviate significantly from the
                                              performance of the indexes.                 o The Chartered Financial Analyst
o Prices of equity securities change in                                                   --REGISTERED TRADEMARK-- (CFA --REGISTERED
response to many factors including the        o A direct investment cannot be made in     TRADEMARK--) designation is a globally
historical and prospective earnings of the    an index. Unless otherwise indicated,       recognized standard for measuring the
issuer, the value of its assets, general      index results include reinvested            competence and integrity of investment
economic conditions, interest rates,          dividends, and they do not reflect sales    professionals.
investor perceptions and market liquidity.    charges. Performance of an index of funds
                                              reflects fund expenses; performance of a
o Foreign securities have additional risks,   market index does not.
including exchange rate changes, political
and economic upheaval, the relative lack of
information, relatively low market
liquidity, and the potential lack of strict
financial and accounting controls and
standards.

About indexes used in this report

o The MSCI EAFE --REGISTERED TRADEMARK--
Index is a free float-adjusted market
capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

=======================================================================================

This report must be accompanied or preceded by a currently effective Fund prospectus,     =========================================
which contains more complete information, including sales charges and expenses.
Investors should read it carefully before investing.                                      FUND NASDAQ SYMBOLS

=======================================================================================   Class A Shares                 AIIEX
                                                                                          Class B Shares                 AIEBX
Not FDIC Insured May lose value No bank guarantee                                         Class C Shares                 AIECX
                                                                                          Class R Shares                 AIERX
AIMINVESTMENTS.COM
                                                                                          =========================================

AIM International Growth Fund

SCHEDULE OF INVESTMENTS(a)

October 31, 2007

                                                  SHARES          VALUE
----------------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-86.39%

AUSTRALIA-2.01%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(b)                                      1,611,179   $   70,132,632
----------------------------------------------------------------------------
Brambles Ltd. (Diversified Commercial &
  Professional Services)(b)(c)                    1,246,339       16,600,659
============================================================================
                                                                  86,733,291
============================================================================

BELGIUM-2.30%

InBev N.V. (Brewers)(b)                             708,780       67,014,646
----------------------------------------------------------------------------
KBC Groep N.V. (Diversified Banks)(b)               228,027       32,047,072
============================================================================
                                                                  99,061,718
============================================================================

BRAZIL-0.79%

All America Latina Logistica (Railroads)(d)       2,142,600       34,042,928
============================================================================

CANADA-3.41%

Canadian National Railway Co. (Railroads)           545,600       30,632,203
----------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                         429,900       35,771,870
----------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                        646,804       30,277,827
----------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)          456,900       50,046,038
============================================================================
                                                                 146,727,938
============================================================================

DENMARK-1.03%

Novo Nordisk A.S.-Class B
  (Pharmaceuticals)(b)                              356,806       44,434,464
============================================================================

FRANCE-6.13%

Axa (Multi-Line Insurance)(b)(c)                  1,047,135       47,019,714
----------------------------------------------------------------------------
BNP Paribas (Diversified Banks)(b)                  486,913       53,942,377
----------------------------------------------------------------------------
Cap Gemini S.A. (IT Consulting & Other
  Services)(b)                                      539,284       34,535,087
----------------------------------------------------------------------------
Schneider Electric S.A. (Electrical
  Components & Equipment)(b)                        267,746       36,996,760
----------------------------------------------------------------------------
Societe Generale (Diversified Banks)(b)             225,966       38,096,629
----------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)(b)                663,901       53,586,809
============================================================================
                                                                 264,177,376
============================================================================

GERMANY-10.21%

Bayer A.G. (Diversified Chemicals)(b)(c)            758,107       63,482,111
----------------------------------------------------------------------------
Commerzbank A.G. (Diversified Banks)(b)             933,565       39,792,486
----------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)(b)                225,430       34,156,991
----------------------------------------------------------------------------
Daimler A.G. (Automobile Manufacturers)(b)          619,341       68,485,321
----------------------------------------------------------------------------
Deutsche Boerse A.G. (Specialized Finance)(b)       158,244       25,112,892
----------------------------------------------------------------------------
MAN A.G. (Industrial Machinery)(b)                  333,703       59,948,497
----------------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)(b)(c)                  258,808       32,474,598
----------------------------------------------------------------------------

                                                  SHARES          VALUE
----------------------------------------------------------------------------
GERMANY-(CONTINUED)

Puma A.G. Rudolf Dassler Sport
  (Footwear)(b)(c)                                  128,530   $   55,237,769
----------------------------------------------------------------------------
Siemens A.G. (Industrial Conglomerates)(b)          450,016       61,322,614
============================================================================
                                                                 440,013,279
============================================================================

GREECE-0.73%

OPAP S.A. (Casinos & Gaming)                        766,840       31,328,732
============================================================================

HONG KONG-3.52%

Esprit Holdings Ltd. (Apparel Retail)(b)          3,153,500       53,623,112
----------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)(b)                               4,829,000       60,856,519
----------------------------------------------------------------------------
Li & Fung Ltd. (Distributors)(b)                  7,840,000       37,120,291
============================================================================
                                                                 151,599,922
============================================================================

HUNGARY-0.59%

OTP Bank Nyrt. (Diversified Banks)(b)               465,064       25,294,474
============================================================================

INDIA-3.59%

Bharat Heavy Electricals Ltd. (Heavy
  Electrical Equipment)(b)                        1,000,585       66,910,449
----------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)(b)                   494,766       35,084,575
----------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)(b)                              1,116,501       52,712,874
============================================================================
                                                                 154,707,898
============================================================================

INDONESIA-0.77%

PT Telekomunikasi Indonesia-Series B
  (Integrated Telecommunication Services)(b)     27,291,000       33,074,502
============================================================================

IRELAND-1.77%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(b)(c)                                    2,580,426       43,578,776
----------------------------------------------------------------------------
CRH PLC (Construction Materials)(b)                 854,233       32,766,763
============================================================================
                                                                  76,345,539
============================================================================

ISRAEL-1.54%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               1,508,063       66,369,853
============================================================================

ITALY-1.14%

Eni S.p.A. (Integrated Oil & Gas)(b)(c)           1,343,483       49,102,485
============================================================================

JAPAN-10.45%

Canon Inc. (Office Electronics)(b)                1,155,900       58,409,341
----------------------------------------------------------------------------
Denso Corp. (Auto Parts & Equipment)(b)             554,800       22,421,826
----------------------------------------------------------------------------
FANUC Ltd. (Industrial Machinery)(b)                566,600       62,020,899
----------------------------------------------------------------------------
Hitachi High-Technologies Corp. (Trading
  Companies & Distributors)(b)                      545,400       12,251,198
----------------------------------------------------------------------------
IBIDEN Co., Ltd. (Electronic Equipment
  Manufacturers)(b)(c)                              667,900       56,760,708
----------------------------------------------------------------------------

AIM International Growth Fund

                                                  SHARES          VALUE
----------------------------------------------------------------------------
JAPAN-(CONTINUED)

Keyence Corp. (Electronic Equipment
  Manufacturers)(b)(c)                              125,100   $   28,809,760
----------------------------------------------------------------------------
Komatsu Ltd. (Construction & Farm Machinery &
  Heavy Trucks)(b)(c)                             2,118,400       70,971,379
----------------------------------------------------------------------------
Mizuho Financial Group, Inc. (Diversified
  Banks) (Acquired 10/24/05; Cost
  $9,401,000)(b)(e)                                   1,564        8,790,356
----------------------------------------------------------------------------
Mizuho Financial Group, Inc. (Diversified
  Banks)(b)                                           1,701        9,560,355
----------------------------------------------------------------------------
ORIX Corp. (Consumer Finance)(b)                    139,370       28,365,106
----------------------------------------------------------------------------
Suzuki Motor Corp. (Automobile
  Manufacturers)(b)(c)                            1,222,300       39,944,798
----------------------------------------------------------------------------
Toyota Motor Corp. (Automobile
  Manufacturers)(b)                                 908,200       51,886,774
============================================================================
                                                                 450,192,500
============================================================================

MEXICO-2.09%

America Movil S.A.B de C.V.-Series L-ADR
  (Wireless Telecommunication Services)             648,933       42,433,729
----------------------------------------------------------------------------
Desarrolladora Homex S.A. de C.V.-ADR
  (Homebuilding)(f)                                 306,742       17,333,990
----------------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                               655,293       16,284,031
----------------------------------------------------------------------------
Urbi, Desarrollos Urbanos, S.A. de C.V.
  (Homebuilding)(c)(f)                            3,635,200       14,046,331
============================================================================
                                                                  90,098,081
============================================================================

NETHERLANDS-2.12%

Heineken Holding N.V. (Brewers)(b)                  698,610       41,470,568
----------------------------------------------------------------------------
TNT N.V. (Air Freight & Logistics)(b)             1,211,558       49,818,259
============================================================================
                                                                  91,288,827
============================================================================

NORWAY-0.82%

Petroleum Geo-Services A.S.A. (Oil & Gas
  Equipment & Services)                           1,202,400       35,404,579
============================================================================

SINGAPORE-2.49%

Keppel Corp. Ltd. (Industrial
  Conglomerates)(b)                               6,322,000       65,237,468
----------------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified
  Banks)(b)                                       2,790,000       41,845,844
============================================================================
                                                                 107,083,312
============================================================================

SOUTH AFRICA-0.96%

Standard Bank Group Ltd. (Diversified
  Banks)(b)(c)                                    2,266,407       41,180,618
============================================================================

SOUTH KOREA-2.05%

Hana Financial Group Inc. (Diversified
  Banks)(b)                                         850,090       43,249,267
----------------------------------------------------------------------------
Hyundai Heavy Industries Co., Ltd.
  (Construction & Farm Machinery & Heavy
  Trucks)(b)                                         79,699       45,061,166
============================================================================
                                                                  88,310,433
============================================================================

                                                  SHARES          VALUE
----------------------------------------------------------------------------

SPAIN-1.73%

Banco Santander S.A. (Diversified Banks)(b)       1,602,744   $   35,037,131
----------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(b)                                        527,670       39,438,896
============================================================================
                                                                  74,476,027
============================================================================

SWEDEN-2.37%

Assa Abloy A.B.-Class B (Building
  Products)(b)                                    1,822,591       38,412,625
----------------------------------------------------------------------------
Atlas Copco A.B.-Class A (Industrial
  Machinery)(b)                                   1,757,700       29,454,827
----------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)(b)                   1,524,648       34,181,106
============================================================================
                                                                 102,048,558
============================================================================

SWITZERLAND-8.04%

Adecco S.A. (Human Resource & Employment
  Services)(b)(c)                                   285,625       17,238,826
----------------------------------------------------------------------------
Compagnie Financiere Richemont S.A.-Class A
  (Apparel, Accessories & Luxury Goods)(b)(g)       585,244       41,868,420
----------------------------------------------------------------------------
Credit Suisse Group (Diversified Capital
  Markets)(b)                                       598,659       40,423,558
----------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)(b)             136,374       63,050,406
----------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(b)             367,631       62,854,252
----------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(b)(c)                                  329,356       79,539,432
----------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(b)           774,974       41,600,326
============================================================================
                                                                 346,575,220
============================================================================

TAIWAN-2.89%

Hon Hai Precision Industry Co., Ltd.
  (Electronic Manufacturing Services)(b)          6,039,088       46,410,782
----------------------------------------------------------------------------
MediaTek Inc. (Semiconductors)(b)                 3,087,315       61,251,137
----------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(b)                             8,556,139       17,075,099
============================================================================
                                                                 124,737,018
============================================================================

TURKEY-1.11%

Akbank T.A.S. (Diversified Banks)(b)              5,232,457       47,925,850
============================================================================

UNITED KINGDOM-9.74%

Aviva PLC (Multi-Line Insurance)(b)               2,286,416       36,044,898
----------------------------------------------------------------------------
Capita Group PLC (Human Resource & Employment
  Services)(b)                                    1,899,993       29,745,876
----------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(b)              1,296,743       17,030,294
----------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)(b)           1,112,927       56,429,370
----------------------------------------------------------------------------
Informa PLC (Publishing)(b)                       3,192,069       35,609,501
----------------------------------------------------------------------------
International Power PLC (Independent Power
  Producers & Energy Traders)(b)                  4,885,633       49,851,343
----------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(b)       754,791       43,854,474
----------------------------------------------------------------------------
Shire PLC (Pharmaceuticals)(b)                    1,698,552       42,493,150
----------------------------------------------------------------------------

AIM International Growth Fund

                                                  SHARES          VALUE
----------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Tesco PLC (Food Retail)(b)                        3,940,841   $   40,082,915
----------------------------------------------------------------------------
WPP Group PLC (Advertising)(b)                    4,995,404       68,385,396
============================================================================
                                                                 419,527,217
============================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $2,184,153,141)                   3,721,862,639
============================================================================

FOREIGN PREFERRED STOCKS-5.10%

BRAZIL-1.46%

Companhia de Bebidas das Americas-Pfd.-ADR
  (Brewers)                                         410,483       33,540,566
----------------------------------------------------------------------------
Petroleo Brasileiro S.A.-Pfd.-ADR (Integrated
  Oil & Gas)                                        351,783       29,264,828
============================================================================
                                                                  62,805,394
============================================================================

GERMANY-3.64%

Henkel KGaA-Pfd. (Household Products)(b)(c)       1,012,917       51,872,789
----------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile
  Manufacturers)(b)                                  39,237      104,886,644
============================================================================
                                                                 156,759,433
============================================================================
    Total Foreign Preferred Stocks (Cost
      $94,127,154)                                               219,564,827
============================================================================

                                                  SHARES          VALUE
----------------------------------------------------------------------------

MONEY MARKET FUNDS-8.02%

Liquid Assets Portfolio-Institutional
  Class(h)                                      172,824,331   $  172,824,331
----------------------------------------------------------------------------
Premier Portfolio-Institutional Class(h)        172,824,331      172,824,331
============================================================================
    Total Money Market Funds (Cost
      $345,648,662)                                              345,648,662
============================================================================
    TOTAL INVESTMENTS (excluding investments
      purchased with cash collateral from
      securities on loan)-99.51%
      (Cost $2,623,928,957)                                    4,287,076,128
============================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-4.13%

Liquid Assets Portfolio-Institutional Class
  (Cost $178,106,614)(h)(i)                     178,106,614      178,106,614
============================================================================
TOTAL INVESTMENTS-103.64% (Cost
  $2,802,035,571)                                              4,465,182,742
----------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(3.64)%                           (156,749,299)
----------------------------------------------------------------------------
NET ASSETS-100.00%                                            $4,308,433,443
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2007 was $3,474,649,961, which represented 80.65% of the Fund's Net Assets. See Note 1A.
(c) All or a portion of this security was out on loan at October 31, 2007.
(d) Each unit represents one common share and four preferred shares.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The value of this security at October 31, 2007 represented 0.20% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.
(f) Non-income producing security.
(g) Each unit represents one A bearer share in the company and one bearer share participation certificate in Richemont S.A.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(i) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS:

Investments, at value (Cost $2,278,280,295)*  $3,941,427,466
------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $523,755,276)                            523,755,276
============================================================
    Total investments (Cost $2,802,035,571)    4,465,182,742
============================================================
Foreign currencies, at value (Cost
  $62,204,078)                                    62,387,211
------------------------------------------------------------
Receivables for:
  Investments sold                                14,596,483
------------------------------------------------------------
  Fund shares sold                                10,149,880
------------------------------------------------------------
  Dividends                                        5,950,820
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               117,775
------------------------------------------------------------
Other assets                                          85,936
============================================================
    Total assets                               4,558,470,847
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           54,357,603
------------------------------------------------------------
  Fund shares reacquired                          10,666,518
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 317,976
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       178,106,614
------------------------------------------------------------
Accrued distribution fees                          1,050,581
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             5,067
------------------------------------------------------------
Accrued transfer agent fees                        1,432,063
------------------------------------------------------------
Accrued operating expenses                         4,100,982
============================================================
    Total liabilities                            250,037,404
============================================================
Net assets applicable to shares outstanding   $4,308,433,443
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,416,524,454
------------------------------------------------------------
Undistributed net investment income               15,135,779
------------------------------------------------------------
Undistributed net realized gain                  213,557,151
------------------------------------------------------------
Unrealized appreciation                        1,663,216,059
============================================================
                                              $4,308,433,443
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $2,899,666,248
____________________________________________________________
============================================================
Class B                                       $  252,203,070
____________________________________________________________
============================================================
Class C                                       $  274,266,187
____________________________________________________________
============================================================
Class R                                       $   48,320,692
____________________________________________________________
============================================================
Institutional Class                           $  833,977,246
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           79,284,032
____________________________________________________________
============================================================
Class B                                            7,444,294
____________________________________________________________
============================================================
Class C                                            8,088,387
____________________________________________________________
============================================================
Class R                                            1,335,714
____________________________________________________________
============================================================
Institutional Class                               22,452,300
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        36.57
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $36.57 divided by
    94.50%)                                   $        38.70
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        33.88
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        33.91
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        36.18
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        37.14
____________________________________________________________
============================================================

* At October 31, 2007, securities with an aggregate value of $174,674,995 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Growth Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $6,947,562)    $ 63,257,015
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $2,475,133)                      13,097,630
--------------------------------------------------------------------------
Interest                                                            21,850
==========================================================================
    Total investment income                                     76,376,495
==========================================================================

EXPENSES:

Advisory fees                                                   29,613,472
--------------------------------------------------------------------------
Administrative services fees                                       589,116
--------------------------------------------------------------------------
Custodian fees                                                   2,325,410
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        5,787,780
--------------------------------------------------------------------------
  Class B                                                        2,499,215
--------------------------------------------------------------------------
  Class C                                                        2,224,802
--------------------------------------------------------------------------
  Class R                                                          157,334
--------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                             6,077,025
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                               176,508
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          121,183
--------------------------------------------------------------------------
Other                                                              784,206
==========================================================================
    Total expenses                                              50,356,051
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                (1,404,350)
==========================================================================
    Net expenses                                                48,951,701
==========================================================================
Net investment income                                           27,424,794
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                        223,206,127
--------------------------------------------------------------------------
  Foreign currencies                                              (747,375)
==========================================================================
                                                               222,458,752
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities (net of estimated tax on foreign
    investments of $3,379,600 -- Note 1J)                      684,397,293
--------------------------------------------------------------------------
  Foreign currencies                                               (50,810)
==========================================================================
                                                               684,346,483
==========================================================================
Net realized and unrealized gain                               906,805,235
==========================================================================
Net increase in net assets resulting from operations          $934,230,029
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2007 and 2006

                                                               OCTOBER 31,       OCTOBER 31,
                                                                   2007              2006
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   27,424,794    $   10,053,852
----------------------------------------------------------------------------------------------
  Net realized gain                                              222,458,752       204,916,556
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                          684,346,483       364,049,420
==============================================================================================
    Net increase in net assets resulting from operations         934,230,029       579,019,828
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (12,740,974)      (11,764,093)
----------------------------------------------------------------------------------------------
  Class B                                                                 --          (247,654)
----------------------------------------------------------------------------------------------
  Class C                                                                 --          (134,689)
----------------------------------------------------------------------------------------------
  Class R                                                           (100,532)          (52,557)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (3,274,673)       (1,745,195)
==============================================================================================
    Total distributions from net investment income               (16,116,179)      (13,944,188)
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (6,281,149)               --
----------------------------------------------------------------------------------------------
  Class B                                                           (852,746)               --
----------------------------------------------------------------------------------------------
  Class C                                                           (647,599)               --
----------------------------------------------------------------------------------------------
  Class R                                                            (66,584)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                             (1,013,220)               --
==============================================================================================
    Total distributions from net realized gains                   (8,861,298)               --
==============================================================================================
    Decrease in net assets resulting from distributions          (24,977,477)      (13,944,188)
==============================================================================================
Share transactions-net:
  Class A                                                        356,453,495        48,312,933
----------------------------------------------------------------------------------------------
  Class B                                                        (63,077,874)      (67,603,740)
----------------------------------------------------------------------------------------------
  Class C                                                         30,168,251        11,602,717
----------------------------------------------------------------------------------------------
  Class R                                                         20,631,701         7,287,308
----------------------------------------------------------------------------------------------
  Institutional Class                                            407,775,574       145,451,503
==============================================================================================
    Net increase in net assets resulting from share
     transactions                                                751,951,147       145,050,721
==============================================================================================
    Net increase in net assets                                 1,661,203,699       710,126,361
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,647,229,744     1,937,103,383
==============================================================================================
  End of year (including undistributed net investment income
    of $15,135,779 and $4,574,538, respectively)              $4,308,433,443    $2,647,229,744
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Growth Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM International Growth Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

       Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund.

       Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

AIM International Growth Fund


       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.95%
-------------------------------------------------------------------
Over $1 billion                                               0.90%
 __________________________________________________________________
===================================================================


    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.935%
-------------------------------------------------------------------
Next $250 million                                             0.91%
-------------------------------------------------------------------
Next $500 million                                             0.885%
-------------------------------------------------------------------
Next $1.5 billion                                             0.86%
-------------------------------------------------------------------
Next $2.5 billion                                             0.835%
-------------------------------------------------------------------
Next $2.5 billion                                             0.81%
-------------------------------------------------------------------
Next $2.5 billion                                             0.785%
-------------------------------------------------------------------
Over $10 billion                                              0.76%
 __________________________________________________________________
===================================================================


    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended October 31, 2007, AIM waived advisory fees of $1,099,718.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $1,556.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual

AIM International Growth Fund

rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2007, ADI advised the Fund that it retained $305,376 in front-end sales commissions from the sale of Class A shares and $6,654, $132,833, $23,464 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07         INCOME
---------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $ 77,178,022      $444,655,759      $(349,009,450)    $172,824,331     $ 5,321,510
---------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            77,178,022       444,655,759       (349,009,450)     172,824,331       5,300,987
===================================================================================================
  Subtotal       $154,356,044      $889,311,518      $(698,018,900)    $345,648,662     $10,622,497
===================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07         INCOME*
---------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $ 71,397,200     $1,847,276,049    $(1,740,566,635)   $178,106,614     $ 2,475,133
===================================================================================================
  Total
    Investments
    in
    Affiliates   $225,753,244     $2,736,587,567    $(2,438,585,535)   $523,755,276     $13,097,630
___________________________________________________________________________________________________
===================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2007, the Fund engaged in securities purchases of $4,623,606.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended October 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $303,076.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who

AIM International Growth Fund

also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2007, the Fund paid legal fees of $17,723 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At October 31, 2007, securities with an aggregate value of $174,674,995 were on loan to brokers. The loans were secured by cash collateral of $178,106,614 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2007, the Fund received dividends on cash collateral investments of $2,475,133 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2007 and 2006 was as follows:

                                                                 2007           2006
----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $16,116,179    $13,944,188
----------------------------------------------------------------------------------------
Long-term capital gain                                          8,861,298             --
========================================================================================
  Total distributions                                         $24,977,477    $13,944,188
________________________________________________________________________________________
========================================================================================

AIM International Growth Fund


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2007, the components of net assets on a tax basis were as follows:

                                                                   2007
----------------------------------------------------------------------------
Undistributed ordinary income                                 $   20,992,440
----------------------------------------------------------------------------
Undistributed long-term gain                                     220,593,265
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                     1,656,601,208
----------------------------------------------------------------------------
Temporary book/tax differences                                      (282,848)
----------------------------------------------------------------------------
Capital loss carryover                                            (5,995,076)
----------------------------------------------------------------------------
Shares of beneficial interest                                  2,416,524,454
============================================================================
    Total net assets                                          $4,308,433,443
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the recognition of unrealized gains for tax on passive foreign investment companies. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $68,889.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2007 to utilizing $2,997,538 of capital loss carryforward in the fiscal year ended October 31, 2008.

    The Fund utilized $2,997,538 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2007 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                 $5,995,076
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2007 was $1,263,303,419 and $682,532,997, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $1,673,703,131
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (17,170,812)
==============================================================================
Net unrealized appreciation of investment securities           $1,656,532,319
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $2,808,650,423.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions on October 31, 2007, undistributed net investment income was decreased by $747,374 and undistributed net realized gain was increased by $747,374. This reclassification had no effect on the net assets of the Fund.

AIM International Growth Fund

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED                      YEAR ENDED
                                                                  OCTOBER 31, 2007(A)               OCTOBER 31, 2006
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      27,708,568    $ 890,397,567     20,023,461    $ 508,901,335
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,297,473       38,416,797      1,759,658       41,010,698
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,814,402       83,803,226      2,223,947       52,255,874
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                       1,036,987       33,005,271        526,544       13,301,803
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          14,835,547      493,838,031      7,388,888      188,974,656
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         606,077       17,824,739        474,942       11,104,143
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          29,097          797,850         10,471          228,576
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                          22,276          611,267          5,781          126,326
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                           5,731          167,060          2,275           52,557
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             143,556        4,270,787         73,779        1,743,391
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       1,444,005       45,912,636      1,897,188       48,211,014
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,553,917)     (45,912,636)    (2,039,154)     (48,211,014)
==========================================================================================================================
Reacquired:(b)
  Class A                                                     (18,995,511)    (597,681,447)   (20,780,282)    (519,903,559)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,924,093)     (56,379,885)    (2,587,157)     (60,632,000)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,838,519)     (54,246,242)    (1,725,709)     (40,779,483)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (398,545)     (12,540,630)      (243,304)      (6,067,052)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (2,731,045)     (90,333,244)    (1,760,837)     (45,266,544)
==========================================================================================================================
                                                               22,502,089    $ 751,951,147      5,250,491    $ 145,050,721
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 28% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.
     In addition, 7% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by AIM.
(b) Net of redemption fees of $221,782 and $48,974 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2007 and 2006, respectively.

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending October 31, 2008 as required.

AIM International Growth Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------------
                                                               2007             2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    27.85       $    21.63    $    18.16    $    15.23    $    12.69
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.28             0.14          0.11          0.05          0.01
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          8.72             6.26          3.36          2.90          2.53
=================================================================================================================================
    Total from investment operations                              9.00             6.40          3.47          2.95          2.54
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.19)           (0.18)           --         (0.02)           --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.09)              --            --            --            --
=================================================================================================================================
    Total distributions                                          (0.28)           (0.18)           --         (0.02)           --
=================================================================================================================================
Redemption fees added to shares of beneficial interest            0.00             0.00          0.00          0.00            --
=================================================================================================================================
Net asset value, end of period                              $    36.57       $    27.85    $    21.63    $    18.16    $    15.23
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  32.55%           29.73%        19.11%        19.40%        20.02%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $2,899,666       $1,908,453    $1,447,049    $1,288,548    $1,117,420
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.44%(c)         1.54%         1.69%         1.70%         1.74%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.47%(c)         1.58%         1.74%         1.74%         1.82%
=================================================================================================================================
Ratio of net investment income to average net assets              0.87%(c)         0.53%         0.54%         0.27%         0.09%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             22%              37%           37%           54%           77%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $2,315,111,849.

AIM International Growth Fund

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2007           2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  25.84       $  20.08    $  16.99    $  14.32    $  12.02
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.03          (0.05)      (0.03)      (0.07)      (0.08)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          8.10           5.83        3.12        2.74        2.38
=========================================================================================================================
    Total from investment operations                              8.13           5.78        3.09        2.67        2.30
=========================================================================================================================
Less distributions:
  Dividends from net investment income                              --          (0.02)         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.09)            --          --          --          --
=========================================================================================================================
    Total distributions                                          (0.09)         (0.02)         --          --          --
=========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00        0.00        0.00          --
=========================================================================================================================
Net asset value, end of period                                $  33.88       $  25.84    $  20.08    $  16.99    $  14.32
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  31.55%         28.80%      18.19%      18.64%      19.14%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $252,203       $247,939    $250,056    $301,380    $360,671
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.19%(c)       2.29%       2.41%       2.40%       2.44%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.22%(c)       2.33%       2.46%       2.44%       2.52%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       0.12%(c)      (0.22)%     (0.18)%     (0.43)%     (0.61)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             22%            37%         37%         54%         77%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $249,921,455.

AIM International Growth Fund

                                                                                        CLASS C
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2007           2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  25.86       $  20.10    $  17.00    $  14.33    $  12.03
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.03          (0.05)      (0.03)      (0.07)      (0.08)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          8.11           5.83        3.13        2.74        2.38
=========================================================================================================================
    Total from investment operations                              8.14           5.78        3.10        2.67        2.30
=========================================================================================================================
Less distributions:
  Dividends from net investment income                              --          (0.02)         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.09)            --          --          --          --
=========================================================================================================================
    Total distributions                                          (0.09)         (0.02)         --          --          --
=========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00        0.00        0.00          --
=========================================================================================================================
Net asset value, end of period                                $  33.91       $  25.86    $  20.10    $  17.00    $  14.33
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  31.57%         28.78%      18.24%      18.63%      19.12%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $274,266       $183,360    $132,387    $116,136    $113,965
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.19%(c)       2.29%       2.41%       2.40%       2.44%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.22%(c)       2.33%       2.46%       2.44%       2.52%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       0.12%(c)      (0.22)%     (0.18)%     (0.43)%     (0.61)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             22%            37%         37%         54%         77%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $222,480,198.

AIM International Growth Fund

                                                                                    CLASS R
                                                              ---------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------
                                                               2007          2006       2005      2004      2003
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 27.58       $ 21.43    $18.04    $15.14    $12.69
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                0.20          0.07      0.07      0.01     (0.01)
-----------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         8.63          6.21      3.32      2.89      2.46
=================================================================================================================
    Total from investment operations                             8.83          6.28      3.39      2.90      2.45
=================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.14)        (0.13)       --        --        --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.09)           --        --        --        --
=================================================================================================================
    Total distributions                                         (0.23)        (0.13)       --        --        --
=================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00      0.00      0.00        --
=================================================================================================================
Net asset value, end of period                                $ 36.18       $ 27.58    $21.43    $18.04    $15.14
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                 32.21%        29.41%    18.79%    19.15%    19.31%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $48,321       $19,070    $8,700    $2,450    $  867
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.69%(c)      1.79%     1.91%     1.90%     1.94%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.72%(c)      1.83%     1.96%     1.94%     2.02%
=================================================================================================================
Ratio of net investment income (loss) to average net assets      0.62%(c)      0.28%     0.32%     0.07%    (0.11)%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                            22%           37%       37%       54%       77%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)  Ratios are based on average daily net assets of $31,466,888.

AIM International Growth Fund

                                                                                INSTITUTIONAL CLASS
                                                              -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                                2007           2006       2005       2004       2003
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  28.26       $  21.97    $ 18.34    $ 15.37    $12.73
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.42           0.25       0.25       0.15      0.09
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          8.84           6.35       3.38       2.93      2.55
=====================================================================================================================
    Total from investment operations                              9.26           6.60       3.63       3.08      2.64
=====================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.29)         (0.31)        --      (0.11)       --
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.09)            --         --         --        --
=====================================================================================================================
    Total distributions                                          (0.38)         (0.31)        --      (0.11)       --
=====================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00       0.00       0.00        --
=====================================================================================================================
Net asset value, end of period                                $  37.14       $  28.26    $ 21.97    $ 18.34    $15.37
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  33.13%         30.32%     19.79%     20.15%    20.74%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $833,977       $288,408    $98,912    $13,345    $   79
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.02%(c)       1.08%      1.07%      1.13%     1.17%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.05%(c)       1.12%      1.12%      1.17%     1.21%
=====================================================================================================================
Ratio of net investment income to average net assets              1.30%(c)       0.99%      1.16%      0.84%     0.66%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                             22%            37%        37%        54%       77%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)  Ratios are based on average daily net assets of $484,885,379.

AIM International Growth Fund


NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by AIM who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of AIM and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

    At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM International Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM International Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 19, 2007
Houston, Texas

AIM International Growth Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                                                 ENDING                                               EXPENSES
                             BEGINNING           ACCOUNT          EXPENSES           ENDING             PAID          ANNUALIZED
SHARE                      ACCOUNT VALUE          VALUE          PAID DURING      ACCOUNT VALUE        DURING          EXPENSE
CLASS                        (5/1/07)         (10/31/07)(1)       PERIOD(2)        (10/31/07)         PERIOD(2)         RATIO
A                            $1,000.00          $1,131.10          $ 7.74           $1,017.95           $7.32            1.44%
B                             1,000.00           1,127.00           11.74            1,014.17           11.12            2.19
C                             1,000.00           1,127.30           11.74            1,014.17           11.12            2.19
R                             1,000.00           1,129.60            9.07            1,016.69            8.59            1.69

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 10/31/07

AIM International Growth Fund

                                             ==========================================
Institutional Class Shares                   AVERAGE ANNUAL TOTAL RETURNS                    PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 10/31/07                   NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                        RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception (3/15/02)                 18.04%   THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview      5 Years                            24.68    REINVESTMENT OF DISTRIBUTIONS AT NAV.
specific to their holdings. Institutional     1 Year                             33.17    INVESTMENT RETURN AND PRINCIPAL VALUE WILL
Class shares are offered exclusively to                                                   FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
institutional investors, including defined   AVERAGE ANNUAL TOTAL RETURNS                 MAY BE WORTH MORE OR LESS THAN THEIR
contribution plans that meet certain         For periods ended 9/30/07, most recent       ORIGINAL COST. SEE FULL REPORT FOR
criteria.                                    calendar quarter-end                         INFORMATION ON COMPARATIVE BENCHMARKS.
                                                                                          PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             Inception (3/15/02)                 17.28%   MORE INFORMATION. FOR THE MOST CURRENT
                                              5 Years                            24.67    MONTH-END PERFORMANCE, PLEASE CALL
                                              1 Year                             31.75    800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                             ==========================================

                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT NAV.
                                             PERFORMANCE OF INSTITUTIONAL CLASS SHARES
                                             WILL DIFFER FROM PERFORMANCE OF OTHER
                                             SHARE CLASSES PRIMARILY DUE TO DIFFERING
                                             SALES CHARGES AND CLASS EXPENSES.

                                                A REDEMPTION FEE OF 2% WILL BE IMPOSED
                                             ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
                                             THE FUND WITHIN 30 DAYS OF PURCHASE.
                                             EXCEPTIONS TO THE REDEMPTION FEE ARE
                                             LISTED IN THE FUND'S PROSPECTUS.

==========================================
NASDAQ SYMBOL                        AIEVX
==========================================

Over for information on your Fund's expenses.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMinvestments.com               IGR-INS-1              A I M Distributors, Inc.

                                                        [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

AIM International Growth Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                  HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE
                                                     ACTUAL                        EXPENSES)
                           BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES      ANNUALIZED
                         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING     EXPENSE
SHARE CLASS                (5/1/07)       (10/31/07)(1)     PERIOD(2)      (10/31/07)       PERIOD(2)       RATIO
Institutional              $1,000.00        $1,133.70         $5.43         $1,020.11         $5.14          1.01%

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIMinvestments.com     IGR-INS-1     A I M Distributors, Inc.

AIM International Growth Fund

Approval of Investment Advisory Agreement

The Board of Trustees (the Board) of AIM      Committee considers each Sub-Committee's    sory fees, expense limitations and/or
International Mutual Funds is required        recommendations and makes its own           fee waivers.
under the Investment Company Act of 1940 to   recommendations regarding the
approve annually the renewal of the AIM       performance, fees and expenses of the       A. Nature, Extent and Quality of
International Growth Fund (the Fund)          AIM Funds to the full Board. Moreover,         Services Provided by AIM
investment advisory agreement with A I M      the Investments Committee considers each
Advisors, Inc. (AIM). During contract         SubCommittee's recommendations in making    The Board reviewed the advisory services
renewal meetings held on June 25-27, 2007,    its annual recommendation to the Board      provided to the Fund by AIM under the
the Board as a whole and the disinterested    whether to approve the continuance of       Fund's advisory agreement, the
or "independent" Trustees, voting             each AIM Fund's investment advisory         performance of AIM in providing these
separately, approved the continuance of the   agreement and sub-advisory agreement, if    services, and the credentials and
Fund's investment advisory agreement for      applicable (advisory agreements), for       experience of the officers and employees
another year, effective July 1, 2007. In      another year.                               of AIM who provide these services. The
doing so, the Board determined that the                                                   Board's review of the qualifications of
Fund's advisory agreement is in the best         The independent Trustees, as             AIM to provide these services included
interests of the Fund and its shareholders    mentioned above, are assisted in their      the Board's consideration of AIM's
and that the compensation to AIM under the    annual evaluation of the advisory           portfolio and product review process,
Fund's advisory agreement is fair and         agreements by the independent Senior        various back office support functions
reasonable.                                   Officer. One responsibility of the          provided by AIM, and AIM's equity and
                                              Senior Officer is to manage the process     fixed income trading operations. The
   The independent Trustees met separately    by which the AIM Funds' proposed            Board concluded that the nature, extent
during their evaluation of the Fund's         management fees are negotiated during       and quality of the advisory services
investment advisory agreement with            the annual contract renewal process to      provided to the Fund by AIM were
independent legal counsel from whom they      ensure that they are negotiated in a        appropriate and that AIM currently is
received independent legal advice, and the    manner which is at arms' length and         providing satisfactory advisory services
independent Trustees also received            reasonable. Accordingly, the Senior         in accordance with the terms of the
assistance during their deliberations from    Officer must either supervise a             Fund's advisory agreement. In addition,
the independent Senior Officer, a full-time   competitive bidding process or prepare      based on their ongoing meetings
officer of the AIM Funds who reports          an independent written evaluation. The      throughout the year with the Fund's
directly to the independent Trustees. The     Senior Officer has recommended that an      portfolio managers, the Board concluded
following discussion more fully describes     independent written evaluation be           that these individuals are competent and
the process employed by the Board to          provided and, upon the direction of the     able to continue to carry out their
evaluate the performance of the AIM Funds     Board, has prepared an independent          responsibilities under the Fund's
(including the Fund) throughout the year      written evaluation.                         advisory agreement.
and, more specifically, during the annual
contract renewal meetings.                       During the annual contract renewal          In determining whether to continue
                                              process, the Board considered the           the Fund's advisory agreement, the Board
THE BOARD'S FUND EVALUATION PROCESS           factors discussed below under the           considered the prior relationship
                                              heading "Factors and Conclusions and        between AIM and the Fund, as well as the
The Board's Investments Committee has         Summary of Independent Written Fee          Board's knowledge of AIM's operations,
established three Sub-Committees which are    Evaluation" in evaluating the fairness      and concluded that it was beneficial to
responsible for overseeing the management     and reasonableness of the Fund's            maintain the current relationship, in
of a number of the series portfolios of the   advisory agreement at the contract          part, because of such knowledge. The
AIM Funds. This Sub-Committee structure       renewal meetings and at their meetings      Board also considered the steps that AIM
permits the Trustees to focus on the          throughout the year as part of their        and its affiliates have taken over the
performance of the AIM Funds that have been   ongoing oversight of the Fund. The          last several years to improve the
assigned to them. The Sub-Committees meet     Fund's advisory agreement was considered    quality and efficiency of the services
throughout the year to review the             separately, although the Board also         they provide to the Funds in the areas
performance of their assigned funds, and      considered the common interests of all      of investment performance, product line
the Sub-Committees review monthly and         of the AIM Funds in their deliberations.    diversification, distribution, fund
quarterly comparative performance             The Board comprehensively considered all    operations, shareholder services and
information and periodic asset flow data      of the information provided to them and     compliance. The Board concluded that the
for their assigned funds. These materials     did not identify any particular factor      quality and efficiency of the services
are prepared under the direction and          that was controlling. Furthermore, each     AIM and its affiliates provide to the
supervision of the independent Senior         Trustee may have evaluated the              AIM Funds in each of these areas have
Officer. Over the course of each year, the    information provided differently from       generally improved, and support the
SubCommittees meet with portfolio managers    one another and attributed different        Board's approval of the continuance of
for their assigned funds and other members    weight to the various factors. The          the Fund's advisory agreement.
of management and review with these           Trustees recognized that the advisory
individuals the performance, investment       arrangements and resulting advisory fees    B. Fund Performance
objective(s), policies, strategies and        for the Fund and the other AIM Funds are
limitations of these funds.                   the result of years of review and           The Board compared the Fund's
                                              negotiation between the Trustees and        performance during the past one, three
In addition to their meetings throughout      AIM, that the Trustees may focus to a       and five calendar years to the
the year, the Sub-Committees meet at          greater extent on certain aspects of        performance of funds in the Fund's
designated contract renewal meetings each     these arrangements in some years than       Lipper peer group that are not managed
year to conduct an in-depth review of the     others, and that the Trustees'              by AIM, and against the performance of
performance, fees and expenses of their       deliberations and conclusions in a          all funds in the Lipper International
assigned funds. During the contract renewal   particular year may be based in part on     Multi-Cap Growth Funds Index and the
process, the Trustees receive comparative     their deliberations and conclusions of      Lipper International Large-Cap Growth
performance and fee data regarding all the    these same arrangements throughout the      Funds Index. The Board also reviewed the
AIM Funds prepared by an independent          year and in prior years.                    methodology used by Lipper to identify
company, Lipper, Inc., under the direction                                                the Fund's peers. The Board noted that
and supervision of the independent Senior     FACTORS AND CONCLUSIONS AND SUMMARY OF      the Fund's performance was above the
Officer who also prepares a separate          INDEPENDENT WRITTEN FEE EVALUATION          median performance of its peers for the
analysis of this information for the                                                      one and three year period, and
Trustees. Each Sub-Committee then makes       The discussion below serves as a summary    comparable to such performance for the
recommendations to the Investments            of the Senior Officer's independent         five year period. The Board noted that
Committee regarding the performance, fees     written evaluation, as well as a            the Fund's performance was comparable to
and expenses of their assigned funds. The     discussion of the material factors and      the performance of the Lipper
Investments                                   related conclusions that formed the         International Multi-Cap Growth Funds
                                              basis for the Board's approval of the       Index for the one, three and five year
                                              Fund's advisory agreement. Unless           periods. The Board also noted that the
                                              otherwise stated, information set forth     Fund's performance was above the
                                              below is as of June 27, 2007 and does       performance of the Lipper International
                                              not reflect any changes that may have       Large-Cap Growth Funds Index for the
                                              occurred since that date, including but     one, three and five year periods. The
                                              not limited to changes to the Fund's        Board also considered the steps AIM has
                                              performance, advi-                          taken over the last several years to
                                                                                          improve

                                                                                                                         (continued)

AIM International Growth Fund

the quality and efficiency of the services    should be simplified. The Board concluded   ent written evaluation to assist the Board
that AIM provides to the AIM Funds. The       that it would be appropriate to approve     in determining the reasonableness of the
Board concluded that AIM continues to be      the proposed amendment to the Fund's        proposed management fees of the AIM Funds,
responsive to the Board's focus on fund       contractual advisory fee schedule and       including the Fund. The Board noted that
performance. Although the independent         that it was not necessary at this time to   they had relied upon the Senior Officer's
written evaluation of the Fund's Senior       discuss with AIM whether to implement any   written evaluation instead of a
Officer (discussed below) only considered     fee waivers or expense limitations for      competitive bidding process. In
Fund performance through the most recent      the Fund.                                   determining whether to continue the Fund's
calendar year, the Board also reviewed more                                               advisory agreement, the Board considered
recent Fund performance and this review did      After taking account of the Fund's       the Senior Officer's written evaluation.
not change their conclusions.                 contractual advisory fee rate, as well
                                              as the comparative advisory fee             G. Collateral Benefits to AIM and its
C. Advisory Fees and Fee Waivers              information discussed above, the Board         Affiliates
                                              concluded that the Fund's advisory fees
The Board compared the Fund's contractual     were fair and reasonable.                   The Board considered various other
advisory fee rate to the contractual                                                      benefits received by AIM and its
advisory fee rates of funds in the Fund's     D. Economies of Scale and Breakpoints       affiliates resulting from AIM's
Lipper peer group that are not managed by                                                 relationship with the Fund, including the
AIM, at a common asset level and as of the    The Board considered the extent to which    fees received by AIM and its affiliates
end of the past calendar year. The Board      there are economies of scale in AIM's       for their provision of administrative,
noted that the Fund's advisory fee rate was   provision of advisory services to the       transfer agency and distribution services
comparable to the median advisory fee rate    Fund. The Board also considered whether     to the Fund. The Board considered the
of its peers. The Board also reviewed the     the Fund benefits from such economies of    performance of AIM and its affiliates in
methodology used by Lipper and noted that     scale through contractual breakpoints in    providing these services and the
the contractual fee rates shown by Lipper     the Fund's advisory fee schedule or         organizational structure employed by AIM
include any applicable long-term              through advisory fee waivers or expense     and its affiliates to provide these
contractual fee waivers. The Board also       limitations. The Board noted that the       services. The Board also considered that
compared the Fund's contractual advisory      Fund's contractual advisory fee schedule    these services are provided to the Fund
fee rate to the contractual advisory fee      includes one breakpoint and that the        pursuant to written contracts which are
rates of other clients of AIM and its         level of the Fund's advisory fees, as a     reviewed and approved on an annual basis
affiliates with investment strategies         percentage of the Fund's net assets, has    by the Board. The Board concluded that AIM
comparable to those of the Fund, including    decreased as net assets increased           and its affiliates were providing these
one mutual fund advised by AIM, one           because of the breakpoint. The Board        services in a satisfactory manner and in
Canadian fund advised by an AIM affiliate     noted that the amendment to the Fund's      accordance with the terms of their
and sub-advised by AIM, and two mutual        contractual advisory fee schedule           contracts, and were qualified to continue
funds sub-advised by an AIM affiliate. The    discussed above provides for seven          to provide these services to the Fund.
Board noted that the Fund's rate was: (i)     breakpoints. Based on this information,
above the rate for the mutual fund; (ii)      the Board concluded that the Fund's            The Board considered the benefits
above the sub-advisory fee rate for the       advisory fees appropriately reflect         realized by AIM as a result of portfolio
Canadian fund, although the advisory fee      economies of scale at current asset         brokerage transactions executed through
rate for such Canadian fund was above the     levels. The Board also noted that the       "soft dollar" arrangements. Under these
Fund's; and (iii) above the sub-advisory      Fund shares directly in economies of        arrangements, portfolio brokerage
fee rates for the two sub-advised funds,      scale through lower fees charged by         commissions paid by the Fund and/or other
although the advisory fee rate for one such   third party service providers based on      funds advised by AIM are used to pay for
sub-advised fund was comparable to the        the combined size of all of the AIM         research and execution services. The Board
Fund's.                                       Funds and affiliates.                       noted that soft dollar arrangements shift
                                                                                          the payment obligation for the research
   Additionally, the Board compared the       E. Profitability and Financial Resources    and executions services from AIM to the
Fund's contractual advisory fee rate to the      of AIM                                   funds and therefore may reduce AIM's
total advisory fees paid by numerous                                                      expenses. The Board also noted that
separately managed accounts/wrap accounts     The Board reviewed information from AIM     research obtained through soft dollar
advised by an AIM affiliate. The Board        concerning the costs of the advisory and    arrangements may be used by AIM in making
noted that the Fund's rate was above the      other services that AIM and its             investment decisions for the Fund and may
rates for the separately managed              affiliates provide to the Fund and the      therefore benefit Fund shareholders. The
accounts/wrap accounts. The Board             profitability of AIM and its affiliates     Board concluded that AIM's soft dollar
considered that management of the             in providing these services. The Board      arrangements were appropriate. The Board
separately managed accounts/wrap accounts     also reviewed information concerning the    also concluded that, based on their review
by the AIM affiliate involves different       financial condition of AIM and its          and representations made by AIM, these
levels of services and different              affiliates. The Board also reviewed with    arrangements were consistent with
operational and regulatory requirements       AIM the methodology used to prepare the     regulatory requirements.
than AIM's management of the Fund. The        profitability information. The Board
Board concluded that these differences are    considered the overall profitability of        The Board considered the fact that the
appropriately reflected in the fee            AIM, as well as the profitability of AIM    Fund's uninvested cash and cash collateral
structure for the Fund and the separately     in connection with managing the Fund.       from any securities lending arrangements
managed accounts/wrap accounts.               The Board noted that AIM continues to       may be invested in money market funds
                                              operate at a net profit, although           advised by AIM pursuant to procedures
   The Board noted that AIM has not           increased expenses in recent years have     approved by the Board. The Board noted
proposed any advisory fee waivers or          reduced the profitability of AIM and its    that AIM will receive advisory fees from
expense limitations for the Fund. However,    affiliates. The Board concluded that the    these affiliated money market funds
the Board also noted that AIM has             Fund's advisory fees were fair and          attributable to such investments, although
recommended that the Board approve an         reasonable, and that the level of           AIM has contractually agreed to waive the
amendment to the Fund's contractual           profits realized by AIM and its             advisory fees payable by the Fund with
advisory fee schedule that would implement    affiliates from providing services to       respect to its investment of uninvested
the contractual advisory fee waiver that      the Fund was not excessive in light of      cash in these affiliated money market
had been formerly committed to by AIM,        the nature, quality and extent of the       funds through at least June 30, 2008. The
which waiver provided for lower effective     services provided. The Board considered     Board considered the contractual nature of
fee rates at all asset levels than the        whether AIM is financially sound and has    this fee waiver and noted that it remains
Fund's current contractual advisory fee       the resources necessary to perform its      in effect until at least June 30, 2008.
schedule. The Board noted that AIM's          obligations under the Fund's advisory       The Board concluded that the Fund's
recommendation was made in response to the    agreement, and concluded that AIM has       investment of uninvested cash and cash
recommendation of the independent Senior      the financial resources necessary to        collateral from any securities lending
Officer that AIM consider whether the         fulfill these obligations.                  arrangements in the affiliated money
advisory fee waivers for certain equity AIM                                               market funds is in the best interests of
Funds, including the Fund,                    F. Independent Written Evaluation of the    the Fund and its shareholders.
                                                 Fund's Senior Officer

                                              The Board noted that, upon their
                                              direction, the Senior Officer of the
                                              Fund, who is independent of AIM and AIM's
                                              affiliates, had prepared an independ-

AIM International Growth Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends                       $8,861,298
         Qualified Dividend Income*                                    100%
         Corporate Dividends Received Deduction*                         0%

       * The above percentage is based on ordinary income dividends paid to shareholders during the fund's fiscal year.

       NON-RESIDENT ALIEN SHAREHOLDERS

         Qualified Interest Income**                                7.02%

       ** The above percentage is based on income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2007, April 30, 2007, July 31, 2007 and October 31, 2007 were 99.77%, 99.79%, 99.82%, and 99.86%, respectively.

DISTRIBUTION INFORMATION

Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in December of 2006. Subsequently, this estimate has been corrected in part. Listed below is a written statement of the sources of this distribution, as corrected, on a generally accepted accounting principles ("GAAP") basis.

                                             GAIN FROM SALE   RETURN OF      TOTAL
                                NET INCOME   OF SECURITIES    PRINCIPAL   DISTRIBUTION
--------------------------------------------------------------------------------------
12/15/06   Class A               $0.0320         $0.000        $0.2448      $0.2768
--------------------------------------------------------------------------------------
12/15/06   Class B               $ 0.000         $0.000        $0.0914      $0.0914
--------------------------------------------------------------------------------------
12/15/06   Class C               $ 0.000         $0.000        $0.0914      $0.0914
--------------------------------------------------------------------------------------
12/15/06   Class R               $ 0.000         $0.000        $0.2294      $0.2294
--------------------------------------------------------------------------------------
12/15/06   Institutional Class   $0.1426         $0.000        $0.2442      $0.3868
______________________________________________________________________________________
======================================================================================


Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their GAAP treatment. The tax treatment of distributions was set forth in a Form 1099-DIV for the 2006 calendar year. This information is being provided to comply with certain U.S. Securities and Exchange Commission requirements.

AIM International Growth Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, INVESCO PLC
                                             (parent of AIM and a global investment
                                             management firm); Chairman, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director, Chairman, Chief
                                             Executive Officer and President, IVZ
                                             Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent) and 1371
                                             Preferred Inc. (holding company);
                                             Director, Chairman, Chief Executive
                                             Officer and President, A I M Management
                                             Group Inc. (financial services holding
                                             company) and A I M Capital Management,
                                             Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds
                                             Group, Inc. (registered investment
                                             advisor and register transfer agent) and
                                             AIM GP Canada Inc. (general partner for
                                             a limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Director and Chief Executive
                                             Officer, AIM Trimark Corporate Class
                                             Inc. (formerly AIM Trimark Global Fund
                                             Inc.) (corporate mutual fund company)
                                             and AIM Trimark Canada Fund Inc.
                                             (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       1992       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         2001       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company) (2 portfolios)
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2000       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          1997       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         1991       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (7
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      1998       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        1991       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         2001       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM International Growth Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, INVESCO PLC;  N/A
  Vice President                             and Vice President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, INVESCO PLC; Director, INVESCO
                                             Funds Group, Inc.; Director and
                                             Secretary, IVZ, Inc. and INVESCO Group
                                             Services, Inc.; Secretary, INVESCO North
                                             American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Director, Senior Vice           N/A
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Senior Vice
                                             President, A I M Distributors, Inc.;
                                             Director, General Counsel and Vice
                                             President, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc. and AIM Investment Services, Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--;
                                             Director and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of INVESCO's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, INVESCO
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), INVESCO
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), INVESCO Private Capital, Inc.
                                             (registered investment advisor) and
                                             INVESCO Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                            [EDELIVERY                              Fund holdings and proxy voting information
                           GO PAPERLESS
                   AIMINVESTMENTS.COM/EDELIVERY                     The Fund provides a complete list of its holdings four times in
                             GRAPHIC]                               each fiscal year,at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual
REGISTER FOR EDELIVERY                                              reports to shareholders. For the first and third quarters,the
                                                                    Fund files the lists with the Securities and Exchange Commission
eDelivery is the process of receiving your fund and account         (SEC) on Form N-Q. The most recent list of portfolio holdings is
information via e-mail. Once your quarterly statements,tax          available at AIMinvestments.com. From our home page,click on
forms,fund reports,and prospectuses are available,we will send      Products & Performance,then Mutual Funds,then Fund Overview.
you an e-mail notification containing links to these documents.     Select your Fund from the drop-down menu and click on Complete
For security purposes,you will need to log in to your account to    Quarterly Holdings. Shareholders can also look up the Fund's
view your statements and tax forms.                                 Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's
                                                                    Forms N-Q may be reviewed and copied at the SEC Public Reference
WHY SIGN UP?                                                        Room in Washington,D.C. You can obtain information on the
                                                                    operation of the Public Reference Room,including information
Register for eDelivery to:                                          about duplicating fee charges,by calling 202-942-8090 or
                                                                    800-732-0330,or by electronic request at the following e-mail
o  save your Fund the cost of printing and postage.                 address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.
o  reduce the amount of paper you receive.
                                                                    A description of the policies and procedures that the Fund uses
o  gain access to your documents faster by not waiting for the      to determine how to vote proxies relating to portfolio
   mail.                                                            securities is available without charge,upon request,from our
                                                                    Client Services department at 800-959-4246 or on the AIM Web
o  view your documents online anytime at your convenience.          site,AIMinvestments.com. On the home page,scroll down and click on Proxy Policy. The information is also available on the SEC
o  save the documents to your personal computer or print them out   Web site,sec.gov.
   for your records.
                                                                    Information regarding how the Fund voted proxies related to its
HOW DO I SIGN UP?                                                   portfolio securities during the 12 months ended June 30,2007, is available at our Web site. Go to AIMinvestments.com,access the
It's easy. Just follow these simple steps:                          About Us tab,click on Required Notices and then click on Proxy
                                                                    Voting Activity. Next,select the Fund from the drop-down menu.
1. Log in to your account.                                          The information is also available on the SEC Web site,sec.gov.

2. Click on the "Service Center" tab.                               If used after January 20, 2008, this report must be accompanied by a Fund fact sheet or by an AIM Quarterly Performance Review
3. Select "Register for eDelivery" and complete the consent         for the most recent quarter-end. Mutual funds and
   process.                                                         exchange-traded funds distributed by A I M Distributors, Inc.

This AIM service is provided by AIM Investment Services,Inc.        IGR-AR-1    A I M Distributors,Inc.

                                                                                                            [AIM INVESTMENTS LOGO]
                                                                                                          -- REGISTERED TRADEMARK --

ITEM 2. CODE OF ETHICS.

          As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                              Percentage of Fees                             Percentage of Fees
                                             Billed Applicable to                           Billed Applicable to
                                              Non-Audit Services                             Non-Audit Services
                                             Provided for fiscal                            Provided for fiscal
                        Fees Billed for         year end 2007          Fees Billed for         year end 2006
                     Services Rendered to   Pursuant to Waiver of   Services Rendered to   Pursuant to Waiver of
                      the Registrant for        Pre-Approval         the Registrant for         Pre-Approval
                     fiscal year end 2007       Requirement(1)      fiscal year end 2006       Requirement(1)
                     --------------------   ---------------------   --------------------   ---------------------
Audit Fees                 $233,535                  N/A                  $232,608                  N/A
Audit-Related Fees         $      0                    0%                 $      0                    0%
Tax Fees(2)                $ 48,845                    0%                 $ 47,560                    0%
All Other Fees             $      0                    0%                 $      0                    0%
                           --------                                       --------
Total Fees                 $282,380                    0%                 $280,168                    0%

PWC billed the Registrant aggregate non-audit fees of $48,845 for the fiscal year ended 2007, and $47,560 for the fiscal year ended 2006, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Tax Fees for the fiscal year end October 31, 2007 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2006 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

     PWC billed A I M Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                     Fees Billed for Non-                               Fees Billed for Non-
                        Audit Services                                     Audit Services
                      Rendered to AIM and      Percentage of Fees        Rendered to AIM and       Percentage of Fees
                      AIM Affiliates for       Billed Applicable to      AIM Affiliates for       Billed Applicable to
                     fiscal year end 2007       Non-Audit Services      fiscal year end 2006       Non-Audit Services
                      That Were Required       Provided for fiscal       That Were Required       Provided for fiscal
                      to be Pre-Approved      year end 2007 Pursuant     to be Pre-Approved    year end 2006 Pursuant to
                      by the Registrant's   to Waiver of Pre-Approval    by the Registrant's    Waiver of Pre-Approval
                        Audit Committee           Requirement(1)           Audit Committee           Requirement(1)
                     --------------------   -------------------------   --------------------   -------------------------
Audit-Related Fees             $0                       0%                        $0                       0%
Tax Fees                       $0                       0%                        $0                       0%
All Other Fees                 $0                       0%                        $0                       0%
                              ---                                                ---
Total Fees(2)                  $0                       0%                        $0                       0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2007, and $0 for the fiscal year ended 2006, for non-audit services rendered to AIM and AIM Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 17, 2007, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 17, 2007, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM International Mutual Funds


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: January 4, 2008

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: January 4, 2008


By: /s/ SIDNEY M. DILGREN
    ---------------------------------
    Sidney M. Dilgren
    Principal Financial Officer

Date: January 4, 2008

                                  EXHIBIT INDEX

12(a) (1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.